UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21566

Name of Fund:	BlackRock Floating Rate Income Trust (BGT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Core Bond Trust’s (BHK), BlackRock Corporate High Yield Fund, Inc.’s (HYT), BlackRock Credit Allocation Income Trust’s (BTZ) and BlackRock Floating Rate Income Trust’s (BGT) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2021

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BHK	$0.861791	$0.095795	$0.092614	$—	$1.050200	82%	9%	9%	—%	100%
HYT	0.754032	—	—	0.180768	0.934800	81	—	—	19	100
BTZ	0.865057	—	—	0.141743	1.006800	86	—	—	14	100
BGT	0.651450	—	—	0.124950	0.776400	84	—	—	16	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees or Directors, as applicable (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share
BHK	$0.0746
HYT	0.0779
BTZ	0.0839
BGT	0.0647

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of December 31, 2021	BlackRock Core Bond Trust (BHK)

Investment Objective

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. Under normal market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($16.51)(a)	5.42%
Current Monthly Distribution per Common Share(b)	$0.0746
Current Annualized Distribution per Common Share(b)	$0.8952
Leverage as of December 31, 2021(c)	33%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low
Closing Market Price	$ 16.51	$ 16.30	1.29%	$ 17.22	$ 14.99
Net Asset Value	15.47	16.45	(5.96)	16.45	15.45

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

Bloomberg U.S. Credit Index (formerly Bloomberg Barclays U.S. Credit Index), an index that measures the investment grade, US dollar-denominated ,fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Core Bond Trust (BHK)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	0.50%	7.88%	7.41%
Trust at Market Price(a)(b)	8.25	11.18	8.61
Bloomberg U.S. Credit Index	(1.08)	5.05	4.45
Reference Benchmark(c)	(0.56)	5.54	4.86
Bloomberg U.S. Long Government/Credit Index(d)	(2.52)	7.39	5.72
Bloomberg Intermediate Credit Index(e)	(1.03)	3.77	3.53
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(f)	5.26	6.28	6.82
Bloomberg CMBS, Eligible for U.S. Aggregate Index(g)	(1.16)	3.80	3.68
Bloomberg MBS Index(h)	(1.04)	2.50	2.28
Bloomberg ABS Index(i)	(0.34)	2.39	2.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg U.S. Long Government/Credit Index (40%); Bloomberg Intermediate Credit Index (24%); Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg MBS Index (8%); and Bloomberg ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

Bloomberg U.S. Long Government/Credit Index (formerly Bloomberg Barclays U.S. Long Government/Credit Index), this unmanaged index is the long component of the Bloomberg U.S. Government/Credit Index. It includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

(e)

Bloomberg Intermediate Credit Index (formerly Bloomberg Barclays Intermediate Credit Index), this unmanaged index is the intermediate component of the Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(f)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (formerly Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index), an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)

Bloomberg CMBS, Eligible for U.S. Aggregate Index (formerly Bloomberg Barclays CMBS, Eligible for U.S. Aggregate Index), this unmanaged index is the CMBS component of the Bloomberg U.S. Aggregate Index.

(h)

Bloomberg MBS Index (formerly Bloomberg Barclays MBS Index), this unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index. It is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(i)	Bloomberg ABS Index (formerly Bloomberg Barclays ABS Index), an unmanaged index that is the asset-backed securities component of the Bloomberg U.S. Aggregate Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Trust’s absolute performance over the period came from its allocations to U.S. high yield and investment grade corporate credit, as well as to securitized assets including commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). The use of derivatives (primarily interest rate swaps) and non-U.S. dollar exposures also contributed positively.

The Trust’s exposure to emerging market debt, U.S. Treasuries, agency collateralized mortgage obligations (“CMOs”), 30-year pass-through mortgage-backed securities (“MBS”) and U.S. agency issues detracted from performance.

Derivatives are utilized by the Trust in order to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. During the period, the Trust’s use of derivatives contributed to performance.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

Over the reporting period, the Trust increased exposure to U.S. Treasuries, 30-year MBS, non-agency adjustable-rate MBS, emerging market debt and high yield corporate credit. Exposure to non-U.S. dollar currencies, cash and municipal bonds was trimmed.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2021 (continued)	BlackRock Core Bond Trust (BHK)

Describe portfolio positioning at period end.

At period end, the Trust maintained a diversified exposure within non-government spread sectors, including investment grade corporate credit, high yield corporate credit, CMBS, ABS and emerging market debt. The Trust also held exposure to government-related sectors such as 30-year pass-through MBS, agency CMOs and U.S. agency securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/21		12/31/20
Corporate Bonds	42%		48%
U.S. Treasury Obligations	23		22
U.S. Government Sponsored Agency Securities	16		9
Asset-Backed Securities	5		6
Preferred Securities	4		4
Non-Agency Mortgage-Backed Securities	4		4
Foreign Agency Obligations	2		3
Floating Rate Loan Interests	2		2
Municipal Bonds	2		2
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	12/31/21		12/31/20
AAA/Aaa(d)	40%		6%
AA/Aa	3		31
A	9		12
BBB/Baa	22		25
BB/Ba	11		11
B	8		9
CCC/Caa	3		3
CC	—	(b)	1
C	—	(b)	—
D	—		—	(b)
N/R(e)	4		2

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

8	2 0 2 1 B L A C K RO C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Investment Objective

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($12.34)(a)	7.58%
Current Monthly Distribution per Common Share(b)	$0.0779
Current Annualized Distribution per Common Share(b)	$0.9348
Leverage as of December 31, 2021(c)	31%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low
Closing Market Price	$12.34	$11.43	7.96%	$12.65	$11.07
Net Asset Value	11.99	11.95	0.33	12.35	11.81

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (formerly Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index), an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2021 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	8.42%	8.74%	9.50%
Trust at Market Price(a)(b)	16.66	11.32	9.75
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	5.26	6.28	6.82

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

High-yield bonds delivered positive returns and outpaced the investment-grade bond market over the 12 months. The gains were driven by the combination of a strong economic recovery, rising oil prices, and continued support from fiscal and monetary policy. Together, these factors helped fuel investors’ appetite for both risk and yield.

From a sector perspective, independent energy, technology and midstream energy were the largest absolute contributors over the period. By credit rating, B and BB rated debt holdings were the largest contributors to return over the period. From an asset allocation perspective, exposure to high yield bonds and a tactical allocation to equities were the most meaningful contributors, while bank loan holdings were also additive.

The Trust’s allocations to the railroads, energy refiner and office real estate investment trust sectors marginally detracted from performance. From an asset allocation perspective, exposure to collateralized loan obligations was a minor detractor.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

While key positioning themes have remained broadly consistent, the Trust tactically navigated sector- and issuer-level positioning to take advantage of market opportunities. The Trust decreased exposure to investment grade corporate bonds during the year, while continuing to utilize liquid high yield products such as total return swaps and credit default swap indices. The Trust increased its allocation to floating rate loan interests (“bank loans”). In sector terms, the Trust increased its allocation to the technology, retail and airline sectors, while reduced exposure to the banking, aerospace/defense and automotive sectors. More broadly, the Trust has modestly emphasized COVID-19-sensitive “reopening sectors” including transportation, leisure, lodging and gaming.

Describe portfolio positioning at period end.

The Trust was underweight in BB rated issues and overweight in select CCCs. With that said, it maintained an underweight in the highest-yielding portion of the market with the largest concentration of distressed assets. The Trust also continued to hold a tactical allocation of about 20% to bank loans, which offer attractive value versus high-yield bonds. These senior, secured assets experienced a recovery similar to high yield, but yield spreads remain wide versus historical levels. The top sector overweight positions included technology, cable/satellite and insurance, while media & entertainment, finance companies and retailers were the largest underweights. The Trust also held an out-of-benchmark allocation to equities of approximately 4%.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/21		12/31/20
Corporate Bonds	81%		85%
Floating Rate Loan Interests	14		9
Common Stocks	3		1
Preferred Securities	2		4
Investment Companies	—		1
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	12/31/21		12/31/20
A	—	%(b)	—%
BBB/Baa	6		12
BB/Ba	39		37
B	38		36
CCC/Caa	12		12
CC	—	(b)	—
N/R	5		3

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

T R U S T S U M M A R Y	11

Trust Summary as of December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Investment Objective

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($15.05)(a)	6.69%
Current Monthly Distribution per Common Share(b)	$0.0839
Current Annualized Distribution per Common Share(b)	$1.0068
Leverage as of December 31, 2021(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low
Closing Market Price	$15.05	$14.71	2.31%	$15.93	$14.05
Net Asset Value	15.10	15.71	(3.88)	15.79	15.06

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

Bloomberg U.S. Credit Index (formerly Bloomberg Barclays U.S. Credit Index), an index that measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	2.73%	8.11%	8.22%
Trust at Market Price(a)(b)	9.36	10.09	9.48
Reference Benchmark(c)	1.05	5.69	5.68
Bloomberg U.S. Credit Index	(1.08)	5.05	4.45
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(d)	5.26	6.28	6.82
Bloomberg USD Capital Securities Index(e)	0.19	6.27	7.02

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg U.S. Credit Index (50.36%), the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg USD Capital Securities Index (19.71%).

(d)

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (formerly Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index), an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	Bloomberg USD Capital Securities Index (formerly Bloomberg Barclays USD Capital Securities Index), an unmanaged index that tracks fixed-rate, investment grade capital securities denominated in USD.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributors to the Trust’s performance were led by exposure to certain sectors of global credit markets as spreads tightened modestly throughout the year. In particular, exposure to U.S. high yield and investment grade corporate bonds, preferred securities and European high yield corporates contributed to performance.

Detractors from performance were limited for the period to exposure to Asian credit. Most notably, the Chinese property sector experienced significant volatility surrounding structural reform as the People’s Bank of China made a broad regulatory push.

In addition to employing leverage, the Trust uses derivatives as part of its investment strategy, including forward contracts to hedge foreign currency exposure of non-U.S. positions back to U.S. dollars and interest rate futures to adjust duration positioning tactically as needed. The use of derivatives over the period had a positive impact on performance, particularly through the use of equity options and future contracts.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

Over the period, the Trust reduced exposure to U.S. investment grade corporate bonds and collateralized loan obligations (“CLOs”), while increasing exposure to U.S. high yield corporates and Asian credit. The Trust’s use of leverage was reduced slightly over the period.

Describe portfolio positioning at period end.

At period end, the Trust was positioned for a stable but slowing growth backdrop that should remain supportive of corporate credit markets. In this vein, the Trust maintained core allocations to U.S. high yield and investment grade corporate bonds, with smaller tactical exposures to CLOs and non-U.S. credit markets as well.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of December 31, 2021 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/21		12/31/20

Corporate Bonds	82%		79%
Preferred Securities	12		14
Asset-Backed Securities	4		5
Foreign Agency Obligations	1		1
Municipal Bonds	1		1
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	12/31/21		12/31/20

AAA/Aaa	—	%(b)	1%
AA/Aa	2		2
A	10		10
BBB/Baa	47		50
BB/Ba	23		23
B	13		11
CCC/Caa	4		3
C	—	(b)	—
N/R	1	(d)	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021	BlackRock Floating Rate Income Trust (BGT)

Investment Objective

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2021 ($13.99)(a)	5.55%
Current Monthly Distribution per Common Share(b)	$0.0647
Current Annualized Distribution per Common Share(b)	$0.7764
Leverage as of December 31, 2021(c)	32%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/21	12/31/20	Change	High	Low
Closing Market Price	$13.99	$11.79	18.66%	$14.51	$11.73
Net Asset Value	13.44	13.40	0.30	13.65	13.40

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

T R U S T S U M M A R Y	15

Trust Summary as of December 31, 2021 (continued)	BlackRock Floating Rate Income Trust (BGT)

Performance

Returns for the period ended December 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	6.43%	4.91%	6.36%
Trust at Market Price(a)(b)	25.91	6.29	6.85
S&P/LSTA Leveraged Loan Index	5.20	4.27	4.69

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Floating rate loan interests (“bank loans”) delivered positive returns and outpaced the broader U.S. fixed-income market in 2021. The category benefited from the acceleration in economic growth and corporate earnings, which led to an improvement in credit conditions. In addition, floating rate assets experienced rising investor demand due to the Fed’s shift toward tighter monetary policy.

From an asset allocation perspective, the Trust’s core exposure to bank loans and tactical allocations to high yield bonds, equities and investment-grade corporates contributed to performance. From a sector perspective, the largest contributors included technology, health care and consumer cyclical services. With respect to credit tiers, the Trust’s positions in B rated debt made the largest contribution to absolute returns, followed by CCCs and BBs.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The investment adviser marginally reduced the Trust’s allocation to investment-grade bonds in favor of bank loans due to supportive supply-and-demand conditions and attractive relative values. The investment adviser’s credit rating views remained consistent over the year, with a focus on avoiding the more volatile, stressed CCC category. The investment adviser tactically managed the Trust’s sector positioning, although it placed a greater focus on individual security selection later in the period. The Trust continued to use liquid, index-based derivatives in the loan and high-yield markets in order to manage its positioning.

Describe portfolio positioning at period end.

The Trust remained predominately invested in bank loans, with the rest of the portfolio primarily invested in high yield bonds. By credit rating, B rated loans were the Trust’s largest position, and it had a much smaller weightings in the higher-risk CCC rated segment. Within the single B category, the investment adviser remained focused on higher-quality B+ and B rated debt, with less of an emphasis on securities rated B-.

The investment adviser’s core sector views stayed largely intact. Some of the Trust’s top sector positions were technology companies, particularly in the enterprise software area. Health care, consumer cyclical services and building materials were also areas where the investment adviser identified compelling risk-reward opportunities. It maintained a lower allocation to energy and the consumer cyclical sectors on the belief that these market segments continued to face significant headwinds.

The Trust had a bias toward larger loan tranches of $1 billion and above. The investment adviser maintained a preference for loan/bond capital structures over the loan-only segment. The securities that the Trust did own in the latter category were typically transaction of $1 billion or more. The Trust remained underweight in the 2017 and 2018 vintages, arguably a period with more aggressive lending standards and weaker protections for loan holders.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2021 (continued)	BlackRock Floating Rate Income Trust (BGT)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/21		12/31/20
Floating Rate Loan Interests	99%		93%
Corporate Bonds	1		5
Investment Companies	—	(b)	2
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	12/31/21		12/31/20
AAA/Aaa	—	%(b)	—%
AA/Aa	—	(b)	—
A	—	(b)	—
BBB/Baa	4		6
BB/Ba	23		19
B	64		67
CCC/Caa	7		6
N/R	2		2	(d)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	17

Schedule of Investments December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
522 Funding CLO Ltd.(a)(b)
Series 2019-4A, Class CR, (3 mo. LIBOR US + 2.40%), 2.53%, 04/20/30	USD	500	$499,048
Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.65%), 3.78%, 04/20/30		600	600,236
AGL CLO Ltd., Series 2020-3A, Class D, (3 mo. LIBOR US + 3.30%), 3.42%, 01/15/33(a)(b)		250	250,014
Anchorage Capital CLO Ltd.(a)(b)
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.65%), 1.77%, 10/13/30		380	379,549
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.20%), 3.32%, 10/13/30		720	720,076
Apidos CLO XXII, 2015-22A, (3 mo. LIBOR US + 2.95%), 3.08%, 04/20/31(a)(b)		250	249,268
ASSURANT CLO I Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.15%), 2.28%, 10/20/34(a)(b)		500	499,999
Bain Capital Credit CLO Ltd., Series 2021-3A, Class D, (3 mo. LIBOR US + 3.10%), 3.29%, 07/24/34(a)(b)		250	249,990
Ballyrock CLO Ltd., Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.15%), 3.27%, 10/15/28(a)(b)		250	250,024
Beechwood Park CLO Ltd., Series 2019-1A, Class B2A, (3 mo. LIBOR US + 1.75%), 1.87%, 01/17/33(a)(b)		500	500,091
Birch Grove CLO, Series 2021-3A, Class D1, (1 mo. LIBOR US + 3.20%), 3.29%, 01/19/35(a)(b)		250	250,014
Birch Grove CLO Ltd., Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 3.55%, 06/15/31(a)(b)		1,000	999,989
Buttermilk Park CLO Ltd., (3 mo. LIBOR US + 3.10%), 3.22%, 10/15/31(a)(b)		250	250,019
Canyon Capital CLO Ltd.(a)(b)
Series 2016-1A, Class CR, (3 mo. LIBOR US + 1.90%), 2.02%, 07/15/31		250	249,347
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.35%), 3.47%, 04/15/34		500	500,343
Carlyle Global Market Strategies CLO 2015-3 Ltd., Series 2015-3A, Class CR, (3 mo. LIBOR US + 2.85%), 2.99%, 07/28/28(a)(b)		1,000	990,351
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.35%), 3.51%, 08/14/30(a)(b)		1,000	1,000,079
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 3.33%, 04/20/32(a)(b)		500	497,516
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.57%, 07/20/32(a)(b)		500	490,308
CarVal CLO Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.77%), 5.89%, 07/16/31(a)(b)		500	485,169
CarVal CLO VC Ltd., (3 mo. LIBOR US + 3.25%), 3.41%, 10/15/34(a)(b)		250	250,000
CBAM Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.40%), 2.53%, 07/20/30(a)(b)		350	350,116
CIFC Funding Ltd.(a)(b)
Series 2014-2RA, Class B1, (3 mo. LIBOR US + 2.80%), 2.92%, 04/24/30		750	742,736
Series 2014-3A, Class BR2, (3 mo. LIBOR US + 1.80%), 1.93%, 10/22/31		250	250,011
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.11%), 1.24%, 01/22/31		1,000	999,738
Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.10%), 3.22%, 07/15/36		500	494,136

Security		Par (000)	Value

Asset-Backed Securities (continued)
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01%, 02/15/29(b)	USD	2,000	$2,015,811
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 1A, (1 mo. LIBOR US + 0.14%), 0.25%, 01/15/37(a)		1,546	1,481,521
Dryden 50 Senior Loan Fund, Series 2017-50A, Class B, (3 mo. LIBOR US + 1.65%), 1.77%, 07/15/30(a)(b)		250	249,815
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 2.77%, 04/18/31(a)(b)		1,250	1,224,620
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 3.31%, 08/15/30(a)(b)		1,000	1,000,305
Eaton Vance Clo Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.25%), 1.38%, 01/20/30(a)(b)		1,000	999,621
EDvestinU Private Education Loan Issue No 3 LLC, Series 2021-A, Class B, 3.50%, 11/25/50(b)		110	111,629
Elmwood CLO V Ltd., Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.00%), 2.13%, 10/20/34(a)(b)		436	432,583
Fairstone Financial Issuance Trust I, Series 2020- 1A, Class C, 5.16%, 10/20/39(b)	CAD	170	137,361
Galaxy XX CLO Ltd., Series 2015-20A, Class CR, (3 mo. LIBOR US + 1.75%), 1.88%, 04/20/31(a)(b)	USD	250	248,130
Generate CLO 6 Ltd., Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 3.75%, 01/22/35(a)(b)		750	750,000
Goldentree Loan Management US Clo 3 Ltd., Series 2018-3A, Class B1, (3 mo. LIBOR US + 1.55%), 1.68%, 04/20/30(a)(b)		250	249,418
GoldenTree Loan Opportunities IX Ltd., Series 2014- 9A, Class BR2, (3 mo. LIBOR US + 1.60%), 1.73%, 10/29/29(a)(b)		1,500	1,499,994
Grippen Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.30%), 3.43%, 01/20/30(a)(b)		250	250,228
Highbridge Loan Management, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 3.72%, 07/18/29(a)(b)		1,000	987,753
Kayne CLO III Ltd., Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 2.87%, 04/15/32(a)(b)		400	399,997
Lending Funding Trust, Series 2020-2A, Class C, 4.30%, 04/21/31(b)		240	254,401
Litigation Fee Residual Funding Trust, 4.00%, 10/30/27(c)		1,308	1,283,038
Long Beach Mortgage Loan Trust, Series 2006-8, Class 2A4, (1 mo. LIBOR US + 0.48%), 0.58%, 09/25/36(a)		6,465	2,479,913
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 6.53%, 01/20/29(a)(b)		250	247,983
Madison Park Funding XXIII Ltd., Series 2017-23A, Class CR, (3 mo. LIBOR US + 2.00%), 2.13%, 07/27/31(a)(b)		600	597,217
Madison Park Funding XXV Ltd., Series 2017-25A, Class A2R, (3 mo. LIBOR US + 1.65%), 1.77%, 04/25/29(a)(b)		250	249,526
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class C, (3 mo. LIBOR US + 1.90%), 2.03%, 07/17/34(a)(b)		250	249,386
Marble Point CLO XVII Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 3.75%), 3.88%, 04/20/33(a)(b)		250	250,236

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3 mo. LIBOR US + 3.65%), 3.74%, 01/22/35(a)(b)	USD	250	$250,000
Mariner Finance Issuance Trust(b)
Series 2021-AA, Class C, 2.96%, 03/20/36		190	189,600
Series 2021-AA, Class D, 3.83%, 03/20/36		180	182,065
Navient Private Education Refi Loan Trust(b)(c)
Series 2021-DA, Class C, 3.48%, 04/15/60		770	766,905
Series 2021-DA, Class D, 4.00%, 04/15/60		440	424,975
Nelnet Student Loan Trust(b)
Series 2021-A, Class D, 4.93%, 04/20/62		460	472,518
Series 2021-BA, Class B, 2.68%, 04/20/62		1,983	1,974,025
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 1.77%, 10/17/30(a)(b)		250	249,999
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class CR, (3 mo. LIBOR US + 1.80%), 1.93%, 07/20/31(a)(b)		1,162	1,159,261
OCP CLO 2017-13 Ltd., Series 2017-13A, Class A1AR, (3 mo. LIBOR US + 0.96%), 1.08%, 07/15/30(a)(b)		1,000	1,000,312
OCP CLO Ltd., Series 2015-9A, Class BR, (3 mo. LIBOR US + 1.75%), 1.87%, 07/15/27(a)(b)		250	249,744
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 3.18%, 07/15/34(a)(b)		250	250,099
Octagon Investment Partners XXII Ltd., Series 2014- 1A, Class DRR, (3 mo. LIBOR US + 2.75%), 2.88%, 01/22/30(a)(b)		500	495,000
OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.84%, 05/14/32(b)		2,000	2,045,215
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 3.27%, 10/17/29(a)(b)		875	870,750
OZLM XXI Ltd., Series 2017-21A, Class C, (3 mo. LIBOR US + 2.67%), 2.80%, 01/20/31(a)(b)		1,000	972,117
Palmer Square CLO Ltd., Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 2.88%, 07/20/30(a)(b)		250	246,677
Palmer Square Loan Funding Ltd.(a)(b)
Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 4.38%, 01/20/27		1,000	999,092
Series 2019-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.38%, 04/20/27		1,000	1,000,348
Series 2019-3A, Class B, (3 mo. LIBOR US + 2.10%), 2.26%, 08/20/27		1,750	1,750,527
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 3.56%, 08/20/27		750	750,506
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 3.37%, 10/24/27		250	250,715
Series 2020-1A, Class C, (3 mo. LIBOR US + 2.50%), 2.66%, 02/20/28		250	250,288
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 6.81%), 6.97%, 02/14/34(a)(b)		1,300	1,268,346
PPM CLO 2 Ltd., Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.40%), 3.58%, 04/16/32(a)(b)		250	250,063
Prodigy Finance DAC, Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 3.85%, 07/25/51(a)(b)		250	250,918
Regatta XI Funding Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.85%), 2.97%, 07/17/31(a)(b)		370	368,909

Security		Par (000)	Value

Asset-Backed Securities (continued)
Republic Finance Issuance Trust, Series 2020-A, Class C, 4.05%, 11/20/30(b)	USD	240	$245,008
Romark CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 2.15%), 2.27%, 10/23/30(a)(b)		500	500,021
Shackleton CLO Ltd., Series 2015-7RA, Class C, (3 mo. LIBOR US + 2.35%), 2.47%, 07/15/31(a)(b)		250	250,144
SLM Private Education Loan Trust, Series 2014-A, Class B, 3.50%, 11/15/44(b)		330	330,883
SMB Private Education Loan Trust(b)(c)
Series 2021-C, Class C, 3.00%, 01/15/53		190	188,339
Series 2021-C, Class D, 3.93%, 01/15/53		160	158,969
Sterling Coofs Trust(b)(c)
Series 2004-1, Class A, 2.36%, 04/15/29		1,105	11,051
Series 2004-2, Class Note, 2.08%, 03/30/30		1,003	10,026
Structured Asset Securities Corp. Pass-Through Certificates, Series 2002-AL1, Class A2, 3.45%, 02/25/32		123	115,486
TCW CLO Ltd., Series 2020-1A, Class DRR, (3 mo. LIBOR US + 3.40%), 3.59%, 04/20/34(a)(b)		250	248,306
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 3.03%, 01/20/31(a)(b)		500	499,799
TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 5.87%, 07/17/31(a)(b)		537	520,222
TICP CLO X Ltd., Series 2018-10A, Class E, (3 mo. LIBOR US + 5.50%), 5.63%, 04/20/31(a)(b)		250	244,978
TICP CLO XV Ltd., Series 2020-15A, Class D, (3 mo. LIBOR US + 3.15%), 3.28%, 04/20/33(a)(b)		250	250,532
TRESTLES CLO Ltd.(a)(b)
Series 2017-1A, Class B1R, (3 mo. LIBOR US + 1.75%), 1.87%, 04/25/32		1,750	1,736,922
Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 3.02%, 04/25/32		250	246,864
Trimaran Cavu Ltd., Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 3.37%, 10/25/34(a)(b)		500	500,014
Trimaran CAVU Ltd., Series 2019-2A, Class C, (3 mo. LIBOR US + 4.72%), 4.84%, 11/26/32(a)(b)		500	501,761
Unique Pub Finance Co. PLC(d)
Series M, 7.40%, 03/28/24	GBP	2,311	3,260,054
Series N, 6.46%, 03/30/32		100	162,385
Voya CLO Ltd., Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.25%), 1.37%, 07/15/31(a)(b)	USD	1,000	990,119
Whitebox Clo I Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 3.17%, 07/24/32(a)(b)		500	500,010
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 3.47%, 10/24/34(a)(b)		500	500,036
Whitebox CLO III Ltd., Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 3.47%, 10/15/34(a)(b)		250	250,010
York CLO 1 Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 2.10%), 2.23%, 10/22/29(a)(b)		250	249,763
York Clo Ltd., Series 2016-2A, Class DR, (3 mo LIBOR US + 3.15%), 3.28%, 04/20/32(a)(b)		1,500	1,500,198
York CLO-3 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.73%, 10/20/29(a)(b)		1,750	1,750,653

Total Asset-Backed Securities — 7.8% (Cost: $65,501,972)			65,310,180

Corporate Bonds

Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48		500	678,709

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense — 1.5%
Amsted Industries, Inc., 5.63%, 07/01/27(b)	USD	30	$31,200
Bombardier, Inc.(b)
7.50%, 12/01/24		126	131,276
7.50%, 03/15/25		25	25,469
7.13%, 06/15/26		393	407,702
7.88%, 04/15/27		260	269,646
6.00%, 02/15/28		260	260,788
7.45%, 05/01/34		100	122,500
BWX Technologies, Inc., 4.13%, 06/30/28(b)		181	183,715
Eaton Corp., 4.15%, 11/02/42		500	584,479
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)		200	199,000
General Electric Co., 6.15%, 08/07/37		2,150	2,952,619
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		371	381,203
Lockheed Martin Corp., 4.09%, 09/15/52		1,410	1,742,078
Rolls-Royce PLC, 5.75%, 10/15/27(b)		600	663,540
Smiths Group PLC, 3.63%, 10/12/22(b)		360	367,555
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)		105	108,806
TransDigm, Inc.
8.00%, 12/15/25(b)		130	137,146
6.25%, 03/15/26(b)		2,869	2,981,967
6.38%, 06/15/26		60	61,649
7.50%, 03/15/27		71	74,195
4.63%, 01/15/29		184	183,389
4.88%, 05/01/29		203	203,873
Triumph Group, Inc., 8.88%, 06/01/24(b)		527	574,788

			12,648,583

Airlines — 1.2%
Air Canada, 3.88%, 08/15/26(b)		255	260,100
American Airlines Pass-Through Trust
Series 2013-2, Class A, 4.95%, 01/15/23		859	877,396
Series 2015-2, Class A, 4.00%, 03/22/29		1,109	1,086,724
Series 2015-2, Class AA, 3.60%, 03/22/29		1,109	1,143,507
American Airlines, Inc., 11.75%, 07/15/25(b)		178	219,608
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
5.50%, 04/20/26		494	513,605
5.75%, 04/20/29		591	632,069
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(b)		92	100,462
Deutsche Lufthansa AG, 2.88%, 05/16/27(d)	EUR	100	111,364
Gol Finance SA, 7.00%, 01/31/25(b)	USD	200	175,475
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)		168	175,770
Latam Finance Ltd., 6.88%, 04/11/24(b)(e)(f)		257	243,957
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)		454	484,645
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27		230	252,310
Series 2020-1, Class B, 4.88%, 01/15/26		32	32,722
Series A, Class A, 4.30%, 02/15/27		2,612	2,730,185
United Airlines, Inc.(b)
4.38%, 04/15/26		310	323,248
4.63%, 04/15/29		393	405,281

			9,768,428

Auto Components — 0.5%
Aptiv PLC, 4.40%, 10/01/46		465	536,814

Security		Par (000)	Value

Auto Components (continued)
Clarios Global LP, 6.75%, 05/15/25(b)	USD	154	$161,315
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26(d)	EUR	100	116,647
6.25%, 05/15/26(b)	USD	627	655,999
8.50%, 05/15/27(b)		1,640	1,738,400
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		211	219,634
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(b)		75	74,063
Faurecia SE, 2.75%, 02/15/27(d)	EUR	100	115,938
Goodyear Tire & Rubber Co.
5.00%, 07/15/29(b)	USD	88	94,530
5.25%, 07/15/31(b)		107	116,170
5.63%, 04/30/33		208	226,980
ZF Finance GmbH, 3.75%, 09/21/28(d)	EUR	100	122,673

			4,179,163

Automobiles — 1.2%
Allison Transmission, Inc.(b)
5.88%, 06/01/29	USD	139	151,162
3.75%, 01/30/31		174	169,650
Asbury Automotive Group, Inc.
4.50%, 03/01/28		18	18,360
4.75%, 03/01/30		84	85,365
5.00%, 02/15/32(b)		106	109,996
Carvana Co.(b)
5.50%, 04/15/27		173	171,270
4.88%, 09/01/29		151	143,827
Constellation Automotive Financing PLC, 4.88%, 07/15/27(d)	GBP	100	133,149
Ford Motor Co.
0.00%, 03/15/26(b)(g)(h)	USD	150	206,344
4.35%, 12/08/26		7	7,635
3.25%, 02/12/32		420	430,080
4.75%, 01/15/43		2,000	2,207,500
5.29%, 12/08/46		19	22,330
Ford Motor Credit Co. LLC
4.69%, 06/09/25		200	215,000
4.13%, 08/04/25		279	296,089
4.39%, 01/08/26		200	215,500
2.70%, 08/10/26		200	201,750
3.82%, 11/02/27		200	211,462
2.90%, 02/16/28		200	200,500
General Motors Co., 6.25%, 10/02/43		2,506	3,429,310
General Motors Financial Co., Inc., 4.25%, 05/15/23		807	839,835
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		30	29,888
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)		82	82,102
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)		182	187,038
Lithia Motors, Inc., 3.88%, 06/01/29(b)		89	90,860
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		120	116,100
Penske Automotive Group, Inc.
3.50%, 09/01/25		29	29,653
3.75%, 06/15/29		46	45,598
Sonic Automotive, Inc., 4.63%, 11/15/29(b)		40	40,380
Wabash National Corp., 4.50%, 10/15/28(b)		149	150,490

			10,238,223

Banks — 1.6%
American Finance Trust, Inc./American Finance Operating Partner LP, 4.50%, 09/30/28(b)		44	44,324

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25(d)	EUR	100	$113,714
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13%(a)(i)	USD	2,200	2,323,750
Bangkok Bank PCL(a)
(5 year CMT + 1.90%), 3.73%, 09/25/34(d)		288	293,634
(5 year CMT + 4.73%), 5.00%(i)		400	414,575
Bank Leumi Le-Israel BM, (5 year CMT+1.63%), 3.28%, 01/29/31(a)(b)(d)		281	281,176
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(d)		252	255,780
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(d)(i)		518	539,367
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(d)(i)		250	262,812
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25(d)		200	203,760
Intesa Sanpaolo SpA
5.02%, 06/26/24(b)		3,151	3,376,341
(5 year EUR Swap + 5.75%), 5.88%, 03/04/29(a)(d)	EUR	100	124,836
Krung Thai Bank PCL/Cayman Islands, (5 year CMT + 3.53%), 4.40%(a)(d)(i)	USD	252	253,260
Standard Chartered PLC, (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33(a)(b)		500	543,726
SVB Financial Group, Series D, (5 year CMT + 3.07%), 4.25%(a)(i)		1,275	1,292,850
Wells Fargo & Co.
3.90%, 05/01/45		2,250	2,574,001
(5 year CMT + 3.45%), 3.90%(a)(i)		245	251,737

			13,149,643
Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(j)		4,600	5,814,100
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(k)		501	516,030
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(b)		606	600,394
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27(b)		442	444,762
Ball Corp.
5.25%, 07/01/25		12	13,230
2.88%, 08/15/30		25	24,250
3.13%, 09/15/31		279	275,513
Central American Bottling Corp., 5.75%, 01/31/27(b)		222	227,592
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		23	27,744
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		431	434,952
Silgan Holdings, Inc., 4.13%, 02/01/28		7	7,149
Trivium Packaging Finance BV(b)
5.50%, 08/15/26		205	213,200
8.50%, 08/15/27		738	780,435

			9,379,351
Biotechnology — 0.2%
Baxalta, Inc., 5.25%, 06/23/45		500	664,019
Gilead Sciences, Inc., 4.80%, 04/01/44		1,000	1,262,248

			1,926,267

Security		Par (000)	Value

Building Materials(b) — 0.3%
Cornerstone Building Brands, Inc., 6.13%, 01/15/29	USD	321	$343,101
CP Atlas Buyer, Inc., 7.00%, 12/01/28		220	218,900
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25		216	229,241
Jeld-Wen, Inc.
6.25%, 05/15/25		98	102,410
4.63%, 12/15/25		37	37,277
4.88%, 12/15/27		11	11,287
Masonite International Corp.
3.50%, 02/15/30		145	143,369
Class C, 5.38%, 02/01/28		17	17,829
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28		55	55,770
9.75%, 07/15/28		26	27,820
Patrick Industries, Inc., 4.75%, 05/01/29		43	42,785
SRM Escrow Issuer LLC, 6.00%, 11/01/28		327	349,089
Standard Industries, Inc.
4.75%, 01/15/28		54	55,755
4.38%, 07/15/30		373	380,648
3.38%, 01/15/31		11	10,596
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		117	122,546
Victors Merger Corp., 6.38%, 05/15/29		107	100,580

			2,249,003
Building Products — 0.7%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)		248	256,370
Beacon Roofing Supply, Inc., 4.13%, 05/15/29(b)		68	67,964
Foundation Building Materials, Inc., 6.00%, 03/01/29(b)		115	112,988
GYP Holdings III Corp., 4.63%, 05/01/29(b)		159	159,398
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,351,239
LBM Acquisition LLC, 6.25%, 01/15/29(b)		326	322,332
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,000	1,195,931
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(b)		157	164,547
SRS Distribution, Inc.(b)
4.63%, 07/01/28		293	294,099
6.13%, 07/01/29		233	237,455
6.00%, 12/01/29		235	236,175
White Cap Buyer LLC, 6.88%, 10/15/28(b)		253	263,752
White Cap Parent LLC, (9.00% PIK), 8.25%, 03/15/26(b)(k)		142	145,195

			5,807,445
Capital Markets — 2.3%
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(a)(i)		5,195	5,246,950
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)		129	135,128
FMR LLC, 4.95%, 02/01/33(b)		2,300	2,808,575
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		112	116,200
6.25%, 05/15/26		57	59,351
5.25%, 05/15/27		286	294,131
4.38%, 02/01/29		134	130,650
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		200	194,350
NFP Corp.(b)
4.88%, 08/15/28		293	295,930

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
NFP Corp.(b) (continued) 6.88%, 08/15/28	USD	369	$369,952
Northern Trust Corp., 3.95%, 10/30/25(j)		8,000	8,742,569
Raymond James Financial, Inc., 4.95%, 07/15/46		400	509,083

			18,902,869
Chemicals — 0.7%
Air Liquide Finance SA, 3.50%, 09/27/46(b)		360	408,559
Ashland LLC, 3.38%, 09/01/31(b)		221	219,342
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		198	191,565
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		219	254,013
Diamond (BC) B.V., 4.63%, 10/01/29(b)		177	175,579
Element Solutions, Inc., 3.88%, 09/01/28(b)		656	659,280
EverArc Escrow Sarl, 5.00%, 10/30/29(b)		360	360,266
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		101	103,525
HB Fuller Co., 4.25%, 10/15/28		66	67,980
Herens Holdco Sarl, 4.75%, 05/15/28(b)		200	196,000
Herens Midco Sarl, 5.25%, 05/15/29(d)	EUR	100	106,781
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	USD	226	241,011
Ingevity Corp., 3.88%, 11/01/28(b)		57	55,504
Kobe US Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(k)		155	158,100
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(b)		76	74,860
Lune Holdings Sarl, 5.63%, 11/15/28(d)	EUR	100	113,850
Minerals Technologies, Inc., 5.00%, 07/01/28(b)	USD	114	118,167
Monitchem HoldCo 3 SA, 5.25%, 03/15/25(d)	EUR	100	116,212
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	41	42,333
SCIH Salt Holdings, Inc., 6.63%, 05/01/29(b)(j)		86	80,410
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26(b)		200	205,250
Scotts Miracle-Gro Co.(b)
4.00%, 04/01/31		161	158,988
4.38%, 02/01/32		18	17,955
Sherwin-Williams Co., 4.50%, 06/01/47		350	436,172
Valvoline, Inc., 3.63%, 06/15/31(b)		1	968
WESCO Distribution, Inc.(b)
7.13%, 06/15/25		117	124,020
7.25%, 06/15/28		252	276,255
WR Grace Holdings LLC(b)
5.63%, 10/01/24		21	22,105
5.63%, 08/15/29		682	698,197

			5,683,247
Commercial Services & Supplies — 0.3%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26(b)		200	202,000
APX Group, Inc., 5.75%, 07/15/29(b)		181	178,285
ASGN, Inc., 4.63%, 05/15/28(b)		62	64,189
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)		71	74,892
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(d)	EUR	100	114,704
EC Finance PLC, 3.00%, 10/15/26(d)		100	116,412
Fortress Transportation & Infrastructure Investors LLC(b)
6.50%, 10/01/25	USD	50	51,687
5.50%, 05/01/28		194	197,705
Herc Holdings, Inc., 5.50%, 07/15/27(b)		133	138,320

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Hertz Corp.(b)
4.63%, 12/01/26	USD	85	$85,531
5.00%, 12/01/29		136	136,116
Metis Merger Sub LLC, 6.50%, 05/15/29(b)		145	142,418
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		146	150,745
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(b)		150	155,325
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.75%, 04/15/26		78	83,746
3.38%, 08/31/27		26	25,100
6.25%, 01/15/28		3	3,128
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)		400	408,000
United Rentals North America, Inc., 5.25%, 01/15/30		40	43,300

			2,371,603
Communications Equipment — 0.2%
Avaya, Inc., 6.13%, 09/15/28(b)		275	291,500
CommScope Technologies LLC, 6.00%, 06/15/25(b)		5	5,000
CommScope, Inc.(b)
8.25%, 03/01/27		221	227,119
7.13%, 07/01/28		249	244,643
4.75%, 09/01/29		317	315,038
Nokia OYJ
4.38%, 06/12/27		31	33,480
6.63%, 05/15/39		88	121,770
ViaSat, Inc., 6.50%, 07/15/28(b)		216	216,540
Viavi Solutions, Inc., 3.75%, 10/01/29(b)		197	196,990

			1,652,080
Construction & Engineering — 0.5%
ITR Concession Co. LLC, 4.20%, 07/15/25(b)		4,000	4,172,510

Construction Materials(b) — 0.1%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28		75	76,742
3.88%, 11/15/29		32	31,920
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		74	75,559
H&E Equipment Services, Inc., 3.88%, 12/15/28		37	36,723
IAA, Inc., 5.50%, 06/15/27		12	12,435
Picasso Finance Sub, Inc., 6.13%, 06/15/25		175	182,875
Thor Industries, Inc., 4.00%, 10/15/29		114	112,860
Williams Scotsman International, Inc., 4.63%, 08/15/28		146	150,745
Winnebago Industries, Inc., 6.25%, 07/15/28		92	98,508

			778,367
Consumer Discretionary — 0.6%
APi Escrow Corp., 4.75%, 10/15/29(b)		68	69,360
APi Group DE, Inc., 4.13%, 07/15/29(b)		89	89,445
Carnival Corp.(b)
10.50%, 02/01/26		605	690,604
5.75%, 03/01/27		460	460,000
9.88%, 08/01/27		258	294,820
4.00%, 08/01/28		733	727,502
6.00%, 05/01/29		367	365,165
CoreLogic, Inc., 4.50%, 05/01/28(b)		333	331,735
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(b)		60	60,300
Life Time, Inc.(b)
5.75%, 01/15/26		174	180,090
8.00%, 04/15/26		118	123,655

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Discretionary (continued)
NCL Corp. Ltd., 5.88%, 03/15/26(b)	USD	167	$166,260
NCL Finance Ltd., 6.13%, 03/15/28(b)		368	362,480
Nielsen Finance LLC/Nielsen Finance Co.(b) 5.63%, 10/01/28		208	214,760
5.88%, 10/01/30		125	131,980
Royal Caribbean Cruises Ltd.(b) 10.88%, 06/01/23		45	49,163
9.13%, 06/15/23		103	108,923
11.50%, 06/01/25		82	91,840
5.50%, 08/31/26		77	78,294
5.50%, 04/01/28		240	242,774
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26(d)	EUR	88	102,898
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)	USD	124	123,845

			5,065,893

Consumer Finance — 0.6%
American Express Co., (5 year CMT + 2.85%), 3.55%(a)(i)		500	500,875
Block, Inc., 3.50%, 06/01/31(b)		401	411,025
HealthEquity, Inc., 4.50%, 10/01/29(b)		273	270,270
MoneyGram International, Inc., 5.38%, 08/01/26(b)		72	73,080
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(b)		204	206,805
Muthoot Finance Ltd. 6.13%, 10/31/22(b)		247	253,221
4.40%, 09/02/23(d)		400	408,000
Navient Corp. 7.25%, 09/25/23		28	30,187
6.13%, 03/25/24		51	54,379
5.88%, 10/25/24		39	41,584
5.50%, 03/15/29		184	183,540
OneMain Finance Corp. 7.13%, 03/15/26		49	55,860
3.50%, 01/15/27		206	203,683
6.63%, 01/15/28		141	157,920
5.38%, 11/15/29		36	39,143
Sabre GLBL, Inc.(b) 9.25%, 04/15/25		137	154,810
7.38%, 09/01/25		64	66,880
Shift4 Payments Inc., 0.00%, 12/15/25(b)(g)(h)		236	248,838
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		192	198,914
SLM Corp., 3.13%, 11/02/26		117	115,830
Verscend Escrow Corp., 9.75%, 08/15/26(b)		1,279	1,359,500

			5,034,344

Containers & Packaging — 0.2%
Graphic Packaging International LLC(b) 4.75%, 07/15/27		53	57,240
3.50%, 03/15/28		11	10,973
International Paper Co., 6.00%, 11/15/41		870	1,201,873
Intertape Polymer Group, Inc., 4.38%, 06/15/29(b)		91	91,000
Klabin Austria GmbH, 3.20%, 01/12/31(b)		200	185,000
LABL, Inc., 5.88%, 11/01/28(b)		176	181,390
Sealed Air Corp., 4.00%, 12/01/27(b)		49	51,064
Suzano Austria GmbH, 3.75%, 01/15/31		80	81,190

			1,859,730

Security		Par (000)	Value

Diversified Consumer Services — 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b) 6.63%, 07/15/26	USD	748	$784,802
9.75%, 07/15/27		200	213,685
6.00%, 06/01/29		441	428,873
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28(b)		1,041	1,031,944
Clarivate Science Holdings Corp.(b) 3.88%, 07/01/28		265	266,325
4.88%, 07/01/29		395	400,577
Garda World Security Corp.(b) 4.63%, 02/15/27		175	174,125
9.50%, 11/01/27		107	115,366
Graham Holdings Co., 5.75%, 06/01/26(b)		27	28,046
Rekeep SpA, 7.25%, 02/01/26(d)	EUR	100	121,136
Service Corp. International, 4.00%, 05/15/31	USD	394	398,925
Sotheby’s, 7.38%, 10/15/27(b)		265	282,225

			4,246,029

Diversified Financial Services — 4.4%
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 05/01/28(b)		272	270,640
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)		200	193,000
Avianca Midco 2 Ltd., 9.00%, 12/01/28(b)		150	150,372
Bank of America Corp., 3.25%, 10/21/27(j)		4,000	4,257,609
Barclays PLC, 3.65%, 03/16/25(j)		4,320	4,562,801
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(a)(b)(i)		2,000	2,006,000
Castlelake Aviation Finance DAC, 5.00%, 04/15/27(b)		50	49,625
Central Garden & Pet Co. 4.13%, 10/15/30		111	111,971
4.13%, 04/30/31(b)		132	132,660
Citigroup, Inc.(a)(i) (5 year CMT + 3.42%), 3.88%		3,160	3,160,000
Series W, (5 year CMT + 3.60%), 4.00%		105	105,788
Series Y, (5 year CMT + 3.00%), 4.15%		335	340,444
Credit Agricole SA, (5 year USD Swap + 4.90%), 7.88%(a)(b)(i)		1,000	1,093,750
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(d)	GBP	100	140,600
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(k)	USD	217	207,962
Goldman Sachs Group, Inc. 3.75%, 05/22/25(j)		8,965	9,567,524
Series R, (5 year CMT + 3.22%), 4.95%(a)(i)		465	482,437
HSBC Holdings PLC 6.10%, 01/14/42		610	872,161
(5 year CMT + 3.25%), 4.70%(a)(i)		275	275,000
(5 year USD ICE Swap + 4.37%), 6.38%(a)(i)		1,750	1,888,740
Intercontinental Exchange, Inc., 4.00%, 10/15/23		470	494,451
Intrum AB, 3.00%, 09/15/27(d)	EUR	100	111,837
ION Trading Technologies Sarl, 5.75%, 05/15/28(b)	USD	200	206,000
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28(b)		220	225,500
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b) 4.25%, 02/01/27		78	78,509
4.75%, 06/15/29		93	95,325
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(a)(i)		595	670,505

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Manappuram Finance Ltd., 5.90%, 01/13/23(d)	USD	400	$408,500
Morgan Stanley 4.00%, 07/23/25		905	980,785
3.13%, 07/27/26		2,000	2,118,645
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)		200	185,475
Shriram Transport Finance Co. Ltd.(d) 5.95%, 10/24/22		200	203,260
5.10%, 07/16/23		489	500,002
Spectrum Brands, Inc.(b) 5.00%, 10/01/29		79	82,851
5.50%, 07/15/30		104	111,540
3.88%, 03/15/31		15	14,813
UBS Group AG, (5 year CMT + 3.31%), 4.38%(a)(b)(i)		200	197,560
UniCredit SpA, (5 year EURIBOR ICE Swap Rate + 4.74%), 4.88%, 02/20/29(a)(d)	EUR	200	244,240

			36,798,882

Diversified Telecommunication Services — 4.1%
AT&T, Inc. 6.10%, 07/15/40	USD	830	1,120,935
6.38%, 03/01/41		520	734,890
5.15%, 03/15/42		2,400	3,004,955
4.75%, 05/15/46		2,710	3,272,692
3.65%, 06/01/51		350	362,476
Consolidated Communications, Inc., 6.50%, 10/01/28(b)		206	218,360
Level 3 Financing, Inc.(b) 4.25%, 07/01/28		152	150,480
3.63%, 01/15/29		81	76,950
3.75%, 07/15/29		109	103,550
Lumen Technologies, Inc. 5.13%, 12/15/26(b)		324	337,164
4.00%, 02/15/27(b)		22	22,320
4.50%, 01/15/29(b)		218	210,915
5.38%, 06/15/29(b)		339	339,000
Series P, 7.60%, 09/15/39		49	52,553
Series U, 7.65%, 03/15/42		167	179,708
Series W, 6.75%, 12/01/23		74	79,920
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(k)		157	138,238
Sprint Capital Corp. 6.88%, 11/15/28		928	1,173,920
8.75%, 03/15/32		516	774,000
Switch Ltd.(b) 3.75%, 09/15/28		210	211,575
4.13%, 06/15/29		430	439,675
Telecom Italia Capital SA 6.38%, 11/15/33		131	141,061
6.00%, 09/30/34		337	356,433
7.20%, 07/18/36		60	68,793
7.72%, 06/04/38		79	92,847
Telecom Italia SpA(d) 3.00%, 09/30/25	EUR	100	116,981
1.63%, 01/18/29		100	104,173
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(b)	USD	95	91,423
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)		237	235,040
Verizon Communications, Inc. 6.40%, 02/15/38		5,700	7,884,777

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
6.55%, 09/15/43(j)	USD	6,751	$10,551,065
Zayo Group Holdings, Inc.(b) 4.00%, 03/01/27		719	708,769
6.13%, 03/01/28		931	917,035

			34,272,673

Education — 0.1%
Grand Canyon University, 5.13%, 10/01/28		702	721,523

Electric Utilities — 3.3%
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	579,290
Duke Energy Carolinas LLC 6.10%, 06/01/37		640	867,664
6.00%, 01/15/38		1,675	2,331,053
Duke Energy Florida LLC 6.35%, 09/15/37		2,775	3,960,140
6.40%, 06/15/38		770	1,110,067
E.ON International Finance BV, 6.65%, 04/30/38(b)		3,100	4,387,437
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		201	190,360
FirstEnergy Corp. 2.65%, 03/01/30		201	198,488
Series B, 2.25%, 09/01/30		14	13,478
Series C, 7.38%, 11/15/31		29	39,133
Series C, 3.40%, 03/01/50		573	561,540
FirstEnergy Transmission LLC(b) 5.45%, 07/15/44		313	394,989
4.55%, 04/01/49		109	124,431
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(b)		3	3,105
Ohio Power Co., Series D, 6.60%, 03/01/33		3,000	4,049,323
PacifiCorp, 6.25%, 10/15/37		1,225	1,702,479
PG&E Corp., 5.25%, 07/01/30		116	121,649
Public Power Corp SA, 3.88%, 03/30/26(d)	EUR	100	116,935
Southern California Edison Co., 5.63%, 02/01/36	USD	1,300	1,634,560
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37		3,920	5,359,196

			27,745,317

Electrical Equipment(b) — 0.0%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		212	218,890
GrafTech Finance, Inc., 4.63%, 12/15/28		91	92,365

			311,255

Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc., 4.38%, 11/15/57		2,000	2,377,651
Energizer Holdings, Inc.(b) 4.75%, 06/15/28		57	58,211
4.38%, 03/31/29		13	12,687
Imola Merger Corp., 4.75%, 05/15/29(b)		163	167,246
Vertiv Group Corp., 4.13%, 11/15/28(b)		393	396,930
Xerox Corp., 4.80%, 03/01/35		67	67,086

			3,079,811

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp.(b) 6.88%, 04/01/27		227	238,350
6.25%, 04/01/28		447	466,096
ChampionX Corp., 6.38%, 05/01/26		49	50,960
Halliburton Co., 5.00%, 11/15/45		500	597,361

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services (continued)
USA Compression Partners LP/USA Compression Finance Corp. 6.88%, 04/01/26	USD	215	$223,600
6.88%, 09/01/27		388	409,825
Vallourec SA, 8.50%, 06/30/26(d)	EUR	17	19,925
Weatherford International Ltd.(b) 6.50%, 09/15/28	USD	9	9,523
8.63%, 04/30/30		140	145,341

			2,160,981

Environmental, Maintenance & Security Service — 0.2%
Clean Harbors, Inc., 5.13%, 07/15/29(b)		109	115,540
Covanta Holding Corp., 5.00%, 09/01/30		93	94,860
Covert Mergeco, Inc., 4.88%, 12/01/29(b)		50	50,750
GFL Environmental, Inc.(b) 4.25%, 06/01/25		98	100,837
3.75%, 08/01/25		18	18,180
5.13%, 12/15/26		103	107,120
4.00%, 08/01/28		272	266,560
3.50%, 09/01/28		131	129,035
4.75%, 06/15/29		177	178,549
4.38%, 08/15/29		68	67,362
Stericycle, Inc., 3.88%, 01/15/29(b)		92	90,620
Tervita Corp., 11.00%, 12/01/25(b)		77	88,646
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		342	340,290

			1,648,349

Equity Real Estate Investment Trusts (REITs) — 1.3%
Alexandria Real Estate Equities, Inc., 4.00%, 02/01/50		550	640,854
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27(b)		120	117,728
Crown Castle International Corp., 2.90%, 04/01/41		350	340,384
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(b)		110	112,200
ERP Operating LP, 4.50%, 06/01/45		1,155	1,450,991
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)		95	92,779
Healthpeak Properties, Inc., 4.00%, 06/01/25		2,000	2,151,931
Iron Mountain, Inc.(b) 5.25%, 07/15/30		134	141,212
5.63%, 07/15/32		179	191,563
LMIRT Capital Pte Ltd., 7.25%, 06/19/24(d)		250	256,250
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.63%, 05/01/24		42	44,886
4.63%, 06/15/25(b)		145	154,583
4.50%, 09/01/26		198	212,850
5.75%, 02/01/27		16	18,080
4.50%, 01/15/28		205	221,400
3.88%, 02/15/29(b)		208	218,400
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		28	29,295
4.63%, 08/01/29		376	396,680
3.50%, 03/15/31		619	625,964
RHP Hotel Properties LP/RHP Finance Corp. 4.75%, 10/15/27		280	285,600
4.50%, 02/15/29(b)		4	4,000
RLJ Lodging Trust LP(b) 3.75%, 07/01/26		76	76,418

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
RLJ Lodging Trust LP(b) (continued)
4.00%, 09/15/29	USD	66	$65,295
Simon Property Group LP, 4.75%, 03/15/42		1,670	2,056,933
Trust Fibra Uno, 6.95%, 01/30/44(d)		200	245,538
Ventas Realty LP, 4.13%, 01/15/26		870	946,657

			11,098,471

Food & Staples Retailing — 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b) 3.25%, 03/15/26		94	95,762
7.50%, 03/15/26		65	69,387
4.63%, 01/15/27		104	109,142
5.88%, 02/15/28		219	232,140
4.88%, 02/15/30		95	102,573
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(d)	GBP	100	130,127
Cydsa SAB de CV, 6.25%, 10/04/27(b)	USD	319	328,032
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24(d)		200	199,600
Kraft Heinz Foods Co. 5.00%, 07/15/35		62	75,847
6.88%, 01/26/39		160	235,157
4.63%, 10/01/39		53	62,248
6.50%, 02/09/40		110	156,447
5.00%, 06/04/42		86	106,980
5.20%, 07/15/45		95	120,790
4.38%, 06/01/46		275	322,025
4.88%, 10/01/49		600	753,565
5.50%, 06/01/50		922	1,248,283
Lamb Weston Holdings, Inc.(b) 4.88%, 05/15/28		53	57,373
4.13%, 01/31/30		112	114,933
4.38%, 01/31/32		108	111,377
Ocado Group PLC, 3.88%, 10/08/26(d)	GBP	100	131,775
Performance Food Group, Inc., 4.25%, 08/01/29(b)	USD	212	210,317
Post Holdings, Inc.(b) 5.50%, 12/15/29		44	46,228
4.63%, 04/15/30		47	47,870
4.50%, 09/15/31		68	67,490
US Foods, Inc., 4.75%, 02/15/29(b)		187	190,039

			5,325,507

Food Products(b) — 0.2%
Aramark Services, Inc., 5.00%, 04/01/25		46	46,929
Chobani LLC/Chobani Finance Corp., Inc. 7.50%, 04/15/25		262	269,716
4.63%, 11/15/28		162	166,448
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(i)		200	206,662
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31		296	300,440
MHP Lux SA, 6.25%, 09/19/29		200	187,788
Pilgrim’s Pride Corp. 4.25%, 04/15/31		17	17,850
3.50%, 03/01/32		377	380,770
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29		177	174,345

			1,750,948

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(b)	USD	90	$91,013

Health Care Equipment & Supplies — 0.4%
Avantor Funding, Inc.(b)
4.63%, 07/15/28		308	321,090
3.88%, 11/01/29		178	179,942
Hologic, Inc., 3.25%, 02/15/29(b)		25	25,000
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(b)
7.38%, 06/01/25		240	253,200
7.25%, 02/01/28		721	775,075
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,375,376

			2,929,683

Health Care Providers & Services — 2.0%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		66	69,371
5.00%, 04/15/29		91	93,503
AdaptHealth LLC(b)
6.13%, 08/01/28		49	51,940
5.13%, 03/01/30		34	34,595
Aetna, Inc., 4.50%, 05/15/42		575	679,483
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		211	208,890
Anthem, Inc.
2.75%, 10/15/42(g)		86	565,106
4.38%, 12/01/47		1,000	1,218,256
3.60%, 03/15/51		600	665,972
Cano Health LLC, 6.25%, 10/01/28(b)		85	85,002
Centene Corp.
4.25%, 12/15/27		66	68,805
2.45%, 07/15/28		417	410,745
4.63%, 12/15/29		666	718,254
3.00%, 10/15/30		498	506,222
2.50%, 03/01/31		807	785,627
2.63%, 08/01/31		330	323,400
CHS/Community Health Systems, Inc.(b)
6.63%, 02/15/25		386	399,510
8.00%, 03/15/26		931	978,714
5.63%, 03/15/27		419	443,440
6.00%, 01/15/29		332	353,995
6.13%, 04/01/30		203	200,832
DaVita, Inc., 4.63%, 06/01/30(b)		7	7,166
Encompass Health Corp.
4.50%, 02/01/28		31	31,891
4.75%, 02/01/30		260	267,800
4.63%, 04/01/31		141	143,467
HCA, Inc.
5.63%, 09/01/28		103	120,354
5.88%, 02/01/29		126	150,135
3.50%, 09/01/30		496	524,210
5.50%, 06/15/47		1,090	1,426,310
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		130	135,525
4.38%, 02/15/27		65	65,488
LifePoint Health, Inc., 5.38%, 01/15/29(b)		253	251,735
ModivCare Escrow Issuer, Inc., 5.00%, 10/01/29(b)		113	115,402
ModivCare, Inc., 5.88%, 11/15/25(b)		48	50,400
Molina Healthcare, Inc.(b)
4.38%, 06/15/28		123	126,690
3.88%, 11/15/30		152	157,700

Security	Par (000)		Value

Health Care Providers & Services (continued)
Molina Healthcare, Inc.(b) (continued)
3.88%, 05/15/32	USD	134	$134,838
Mozart Debt Merger Sub, Inc.(b)
3.88%, 04/01/29		274	273,033
5.25%, 10/01/29		837	848,417
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	855,915
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		195	206,700
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		68	71,856
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25		378	380,835
10.00%, 04/15/27		475	504,687
Tenet Healthcare Corp.(b)
4.63%, 09/01/24		98	100,205
7.50%, 04/01/25		119	125,242
4.88%, 01/01/26		311	319,437
6.25%, 02/01/27		13	13,455
5.13%, 11/01/27		350	364,437
4.63%, 06/15/28		55	56,513
6.13%, 10/01/28		220	232,366
4.25%, 06/01/29		108	109,673

			17,033,544

Health Care Technology — 0.3%
Catalent Pharma Solutions, Inc.
2.38%, 03/01/28(d)	EUR	100	113,612
3.13%, 02/15/29(b)	USD	123	121,327
3.50%, 04/01/30(b)		314	313,110
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		518	522,445
Charles River Laboratories International, Inc.(b)
4.25%, 05/01/28		67	69,680
3.75%, 03/15/29		23	23,230
4.00%, 03/15/31		66	67,624
Chrome Bidco SASU, 3.50%, 05/31/28(d)	EUR	100	114,703
IQVIA, Inc.(b)
5.00%, 10/15/26	USD	280	287,350
5.00%, 05/15/27		266	275,390
MEDNAX, Inc., 6.25%, 01/15/27(b)		85	88,931
Syneos Health, Inc., 3.63%, 01/15/29(b)		216	213,300

			2,210,702

Hotels, Restaurants & Leisure — 2.1%
1011778 BC ULC/New Red Finance, Inc.(b)
3.88%, 01/15/28		289	292,688
4.38%, 01/15/28		138	140,760
Accor SA, (5 year EUR Swap + 4.56%),
4.38%(a)(d)(i)	EUR	100	115,700
Affinity Gaming, 6.88%, 12/15/27(b)	USD	23	23,920
Boyd Gaming Corp.
8.63%, 06/01/25(b)		32	34,289
4.75%, 12/01/27		121	123,420
4.75%, 06/15/31(b)		219	223,380
Boyne USA, Inc., 4.75%, 05/15/29(b)		166	170,980
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		652	684,356
8.13%, 07/01/27		655	725,373
4.63%, 10/15/29		364	364,000
Caesars Resort Collection LLC/CRC Finco, Inc.,
5.75%, 07/01/25(b)		80	83,545

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)	USD	355	$367,425
Champion Path Holdings Ltd.(d)
4.50%, 01/27/26		200	191,500
4.85%, 01/27/28		400	380,825
Churchill Downs, Inc., 4.75%, 01/15/28(b)		122	126,270
Corvias Campus Living USG LLC, 5.30%, 07/01/50(c)		5,637	3,931,197
Empire Resorts, Inc., 7.75%, 11/01/26(b)		200	201,000
Everi Holdings, Inc., 5.00%, 07/15/29(b)		35	35,350
Fortune Star BVI Ltd.(d)
5.95%, 01/29/23		200	201,920
6.75%, 07/02/23		250	254,400
5.95%, 10/19/25		400	400,840
5.00%, 05/18/26		400	383,480
5.05%, 01/27/27		200	190,020
Golden Nugget, Inc., 6.75%, 10/15/24(b)		462	462,000
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(b)		39	40,583
4.88%, 01/15/30		215	229,781
4.00%, 05/01/31(b)		184	188,147
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		44	45,320
McDonald’s Corp., 3.70%, 02/15/42		1,750	1,931,607
Melco Resorts Finance Ltd., 5.25%, 04/26/26(d)		250	246,609
Merlin Entertainments Ltd., 5.75%, 06/15/26(b)		200	208,000
MGM China Holdings Ltd., 5.88%, 05/15/26(d)		450	450,647
MGM Resorts International, 7.75%, 03/15/22		19	19,238
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		159	159,795
Penn National Gaming, Inc., 4.13%, 07/01/29(b)		61	59,170
Powdr Corp., 6.00%, 08/01/25(b)		240	249,600
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b)
5.63%, 09/01/29		63	62,508
5.88%, 09/01/31		79	79,274
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(b)		121	122,210
Scientific Games International, Inc.
8.63%, 07/01/25(b)		136	145,180
3.38%, 02/15/26(d)	EUR	100	114,733
8.25%, 03/15/26(b)	USD	203	213,658
7.00%, 05/15/28(b)		100	106,500
7.25%, 11/15/29(b)		96	107,040
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		378	403,682
Station Casinos LLC, 4.63%, 12/01/31(b)		163	164,337
Stonegate Pub Co. Financing PLC, 8.25%,
07/31/25(d)	GBP	100	137,182
Studio City Finance Ltd., 6.00%, 07/15/25(d)	USD	300	289,556
Vail Resorts, Inc., 6.25%, 05/15/25(b)		105	109,200
Wyndham Hotels & Resorts, Inc., 4.38%,
08/15/28(b)		104	107,120
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		125	127,790
Wynn Macau Ltd.(d)
4.88%, 10/01/24		200	187,475
5.50%, 01/15/26		317	294,810

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Wynn Macau Ltd.(d) (continued)
5.50%, 10/01/27	USD	200	$186,000
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		163	170,946
5.13%, 10/01/29		393	398,895
Yum! Brands, Inc.
4.75%, 01/15/30(b)		2	2,165
3.63%, 03/15/31		62	61,768
5.35%, 11/01/43		44	48,655

			17,577,819

Household Durables — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
4.63%, 08/01/29		68	67,150
4.63%, 04/01/30		68	66,810
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(b)
5.00%, 06/15/29		141	141,099
4.88%, 02/15/30		178	182,060
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		173	181,650
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		215	244,401
Forestar Group, Inc., 3.85%, 05/15/26(b)		70	70,175
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		206	215,270
Mattamy Group Corp., 4.63%, 03/01/30(b)		135	137,491
Meritage Homes Corp., 5.13%, 06/06/27		35	38,546
NCR Corp.(b)
5.00%, 10/01/28		73	75,190
5.13%, 04/15/29		91	94,203
6.13%, 09/01/29		57	60,913
Newell Brands, Inc., 6.00%, 04/01/46		75	96,228
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)		187	179,745
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		119	133,280
5.13%, 08/01/30		37	40,700
Tempur Sealy International, Inc.(b)
4.00%, 04/15/29		183	186,202
3.88%, 10/15/31		186	186,352
Toll Brothers Finance Corp., 4.35%, 02/15/28		8	8,760
Tri Pointe Homes, Inc., 5.25%, 06/01/27		28	30,065

			2,436,290

Independent Power and Renewable Electricity Producers — 0.4%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(d)		200	216,475
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(d)		200	210,037
Calpine Corp.(b)
4.50%, 02/15/28		35	36,313
5.13%, 03/15/28		611	620,263
4.63%, 02/01/29		70	69,038
5.00%, 02/01/31		22	22,000
3.75%, 03/01/31		4	3,855
Clearway Energy Operating LLC(b)
4.75%, 03/15/28		84	88,305
3.75%, 01/15/32		177	175,672
Greenko Dutch BV, 3.85%, 03/29/26(d)		394	397,940

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers (continued)
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(d)	USD	200	$212,750
India Green Energy Holdings, 5.38%, 04/29/24(d)		250	258,125
NRG Energy, Inc.(b)
5.25%, 06/15/29		47	50,355
3.63%, 02/15/31		183	178,425
3.88%, 02/15/32		190	186,200
ReNew Power Pvt Ltd., 5.88%, 03/05/27(d)		306	317,873
ReNew Power Synthetic, 6.67%, 03/12/24(d)		200	207,850
TerraForm Power Operating LLC, 4.75%, 01/15/30(b)		121	126,852

			3,378,328

Industrial Conglomerates — 0.0%
Metalloinvest Finance DAC, 3.38%, 10/22/28(b)		216	213,451

Insurance — 3.2%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(b)		140	138,250
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)
4.25%, 10/15/27		749	749,000
6.75%, 10/15/27		1,126	1,168,225
5.88%, 11/01/29		780	793,572
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,604,109
Allstate Corp.(a)
(3 mo. LIBOR US + 2.12%), 6.50%, 05/15/67		1,750	2,296,875
Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53		2,000	2,080,000
AmWINS Group, Inc., 4.88%, 06/30/29(b)		164	165,640
Aon PLC
3.88%, 12/15/25		1,445	1,560,921
4.60%, 06/14/44		500	613,639
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(d)(i)		333	351,315
AssuredPartners, Inc., 5.63%, 01/15/29(b)		99	96,278
BroadStreet Partners, Inc., 5.88%, 04/15/29(b)		81	79,583
Five Corners Funding Trust, 4.42%, 11/15/23(b)		2,050	2,172,816
Galaxy Bidco Ltd., 6.50%, 07/31/26(d)	GBP	100	139,307
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	161	167,038
HUB International Ltd., 7.00%, 05/01/26(b)		415	426,412
Liberty Mutual Group, Inc., 6.50%, 05/01/42(b)		2,000	2,844,617
Nationwide Building Society, (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(a)(b)		720	767,591
Prudential Financial, Inc.
5.90%, 03/17/36		500	655,865
5.70%, 12/14/36		1,625	2,182,864
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)		700	845,481
Voya Financial, Inc., (3 mo. LIBOR US + 3.58%),
5.65%, 05/15/53(a)		4,500	4,651,875

			26,551,273

Interactive Media & Services(b) — 0.1%
Arches Buyer, Inc., 4.25%, 06/01/28		73	72,962
Cablevision Lightpath LLC
3.88%, 09/15/27		220	213,400
5.63%, 09/15/28		400	394,324
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%, 04/30/27		205	202,950

Security	Par (000)		Value

Interactive Media & Services (continued)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. (continued)
6.00%, 02/15/28	USD	147	$144,060
Twitter, Inc., 3.88%, 12/15/27		195	203,215

			1,230,911

Internet Software & Services — 0.4%
Airbnb, Inc., 0.00%, 03/15/26(b)(g)(h)		383	374,766
ANGI Group LLC, 3.88%, 08/15/28(b)		174	170,085
Booking Holdings, Inc., 0.75%, 05/01/25(g)		256	375,936
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(b)
5.25%, 12/01/27		27	27,911
3.50%, 03/01/29		84	83,357
Match Group Holdings II LLC(b)
4.13%, 08/01/30		20	20,200
3.63%, 10/01/31		73	70,901
Uber Technologies, Inc.
0.00%, 12/15/25(g)(h)		1,068	1,048,242
8.00%, 11/01/26(b)		132	140,580
7.50%, 09/15/27(b)		412	448,378
6.25%, 01/15/28(b)		133	142,776
4.50%, 08/15/29(b)		316	321,795
Zillow Group, Inc., 1.38%, 09/01/26(g)		37	59,454

			3,284,381

IT Services — 0.6%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		74	73,445
Austin BidCo, Inc., 7.13%, 12/15/28(b)		48	49,560
Booz Allen Hamilton, Inc.(b)
3.88%, 09/01/28		190	193,325
4.00%, 07/01/29		255	263,386
CA Magnum Holdings, 5.38%, 10/31/26(b)		258	266,720
Camelot Finance SA, 4.50%, 11/01/26(b)		81	83,835
Castle US Holding Corp., 9.50%, 02/15/28(b)		171	178,268
Dun & Bradstreet Corp.(b)
6.88%, 08/15/26		162	168,480
5.00%, 12/15/29		237	242,458
Fair Isaac Corp., 4.00%, 06/15/28(b)		240	246,703
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	1,210,475
Fiserv, Inc., 4.40%, 07/01/49		500	595,673
Gartner, Inc.(b)
4.50%, 07/01/28		199	207,833
3.63%, 06/15/29		209	211,309
3.75%, 10/01/30		99	101,218
KBR, Inc., 4.75%, 09/30/28(b)		124	126,480
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)(j)		103	100,425
Science Applications International Corp., 4.88%, 04/01/28(b)		63	64,575
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(b)		168	173,880
Twilio, Inc., 3.88%, 03/15/31		237	239,299
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		263	260,738

			5,058,085

Leisure Products — 0.1%
Mattel, Inc.
5.88%, 12/15/27(b)		77	82,772

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Leisure Products (continued)
Mattel, Inc. (continued) 3.75%, 04/01/29(b)	USD	69	$71,501
6.20%, 10/01/40		223	288,533
5.45%, 11/01/41		149	177,869

			620,675

Machinery — 0.3%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(b)		71	71,533
Colfax Corp., 6.38%, 02/15/26(b)		79	81,666
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(k)		241	253,050
Madison IAQ LLC(b) 4.13%, 06/30/28		36	36,090
5.88%, 06/30/29		280	280,000
Mueller Water Products, Inc., 4.00%, 06/15/29(b)		94	94,940
OT Merger Corp., 7.88%, 10/15/29(b)		78	76,733
Platin 1426 GmbH, 5.38%, 06/15/23(d)	EUR	100	113,623
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)	USD	90	95,963
Terex Corp., 5.00%, 05/15/29(b)		185	190,087
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)		469	476,035
TK Elevator Holdco GmbH, 7.63%, 07/15/28(b)		200	214,250
TK Elevator Midco GmbH, 4.38%, 07/15/27(d)	EUR	100	117,550
TK Elevator US Newco Inc., 5.25%, 07/15/27(b)	USD	266	279,632

			2,381,152

Media — 5.7%
Altice Financing SA 3.00%, 01/15/28(d)	EUR	100	107,753
5.00%, 01/15/28(b)	USD	239	233,238
5.75%, 08/15/29(b)		730	722,700
Altice France Holding SA(b) 10.50%, 05/15/27		1,088	1,169,600
6.00%, 02/15/28		257	245,435
AMC Entertainment Holdings, Inc., (10.00% Cash or 12.00% PIK), 10.00%, 06/15/26(b)(k)		185	182,790
AMC Networks, Inc. 5.00%, 04/01/24		2	2,015
4.75%, 08/01/25		135	137,869
4.25%, 02/15/29		83	82,481
Bell Canada, 3.65%, 03/17/51		335	367,795
Block Communications, Inc., 4.88%, 03/01/28(b)		87	87,000
Cable One, Inc., 1.13%, 03/15/28(b)(g)		694	686,939
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 02/01/28(b)		189	196,560
5.38%, 06/01/29(b)		49	52,878
4.75%, 03/01/30(b)		132	137,280
4.50%, 08/15/30(b)		380	388,812
4.25%, 02/01/31(b)		419	422,679
4.50%, 05/01/32		250	257,187
4.50%, 06/01/33(b)		199	203,026
4.25%, 01/15/34(b)		649	638,504
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.91%, 07/23/25		4,700	5,175,209
5.38%, 05/01/47		1,100	1,312,966
4.80%, 03/01/50		1,000	1,119,634
Clear Channel International BV, 6.63%, 08/01/25(b)		256	265,600
Clear Channel Outdoor Holdings, Inc.(b) 7.75%, 04/15/28		413	441,910

Security		Par (000)	Value

Media (continued)
Clear Channel Outdoor Holdings, Inc.(b) (continued) 7.50%, 06/01/29	USD	591	$630,892
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)		764	790,557
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,600	2,800,647
Comcast Corp. 6.45%, 03/15/37		790	1,147,708
4.60%, 08/15/45		2,000	2,487,364
4.70%, 10/15/48		3,000	3,820,035
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)		1,493	1,569,516
CSC Holdings LLC 5.25%, 06/01/24		166	172,640
5.75%, 01/15/30(b)		443	441,339
4.13%, 12/01/30(b)		200	195,250
4.63%, 12/01/30(b)		254	240,348
4.50%, 11/15/31(b)		316	312,050
5.00%, 11/15/31(b)		200	192,750
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, 08/15/27(b)		299	306,089
Discovery Communications LLC 3.25%, 04/01/23		1,850	1,887,861
3.45%, 03/15/25		210	220,208
DISH DBS Corp. 7.75%, 07/01/26		343	361,865
5.25%, 12/01/26(b)		830	843,102
5.75%, 12/01/28(b)		640	646,400
5.13%, 06/01/29		101	91,910
DISH Network Corp., 3.38%, 08/15/26(g)		209	197,830
Frontier Communications Holdings LLC(b) 5.88%, 10/15/27		272	287,640
5.00%, 05/01/28		561	577,830
6.75%, 05/01/29		249	258,960
6.00%, 01/15/30		299	300,495
GCI LLC, 4.75%, 10/15/28(b)		61	62,601
iHeartCommunications, Inc. 6.38%, 05/01/26		91	94,793
8.38%, 05/01/27		24	24,953
5.25%, 08/15/27(b)		66	68,647
4.75%, 01/15/28(b)		50	50,706
Iliad Holding SAS(b) 6.50%, 10/15/26		329	345,690
7.00%, 10/15/28		402	422,731
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(d)	EUR	100	114,440
LCPR Senior Secured Financing DAC, 5.13%, 07/15/29(b)	USD	449	451,245
Liberty Broadband Corp.(b)(g) 1.25%, 09/30/50		279	275,094
2.75%, 09/30/50		537	543,973
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(k)		257	201,624
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		80	81,400
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)		200	205,438
Live Nation Entertainment, Inc.(b) 4.88%, 11/01/24		21	21,210
6.50%, 05/15/27		420	459,375
4.75%, 10/15/27		106	108,915

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Live Nation Entertainment, Inc.(b) (continued) 3.75%, 01/15/28	USD	100	$99,250
Lorca Telecom Bondco SA, 4.00%, 09/18/27(d)	EUR	100	115,700
Midas OpCo Holdings LLC, 5.63%, 08/15/29(b)	USD	69	70,639
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		108	111,240
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(d)(i)		648	680,926
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		103	105,398
4.25%, 01/15/29		65	65,118
Radiate Holdco LLC/Radiate Finance, Inc.(b) 4.50%, 09/15/26		273	275,730
6.50%, 09/15/28		1,068	1,072,843
Sable International Finance Ltd. 5.75%, 09/07/27(b)		200	204,750
5.75%, 09/07/27(d)		200	204,750
Scripps Escrow II, Inc., 3.88%, 01/15/29(b)		11	10,986
Sinclair Television Group Inc., 4.13%, 12/01/30(b)		133	126,018
Sirius XM Radio, Inc.(b) 3.13%, 09/01/26		331	331,096
4.00%, 07/15/28		203	204,135
4.13%, 07/01/30		91	91,000
3.88%, 09/01/31		412	403,945
Summer BC Holdco B Sarl, 5.75%, 10/31/26(d)	EUR	100	118,388
TCI Communications, Inc., 7.88%, 02/15/26	USD	610	758,923
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)		86	75,938
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		563	608,474
Univision Communications, Inc., 5.13%, 02/15/25(b)		52	52,520
UPC Broadband Finco BV, 4.88%, 07/15/31(b)		303	309,060
UPCB Finance VII Ltd., 3.63%, 06/15/29(d)	EUR	100	116,127
ViacomCBS, Inc., 5.85%, 09/01/43	USD	645	868,821
Videotron Ltd., 3.63%, 06/15/29(b)		198	198,990
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)		307	309,316
VTR Comunicaciones SpA, 4.38%, 04/15/29(b)		200	199,000
Walt Disney Co., 7.63%, 11/30/28		385	521,757
WMG Acquisition Corp., 3.88%, 07/15/30(b)		37	37,601
Ziggo Bond Co. BV, 6.00%, 01/15/27(b)		150	154,500
Ziggo BV, 5.50%, 01/15/27(b)		249	255,847

			47,710,767

Metals & Mining — 1.0%
ABJA Investment Co. Pte Ltd.(d) 5.95%, 07/31/24		450	487,125
5.45%, 01/24/28		200	218,437
Allegheny Technologies, Inc. 4.88%, 10/01/29		68	68,068
5.13%, 10/01/31		77	77,578
Arconic Corp.(b) 6.00%, 05/15/25		87	90,915
6.13%, 02/15/28		233	247,959
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		668	722,275
Constellium SE(b) 5.63%, 06/15/28		250	262,882
3.75%, 04/15/29		341	335,508
Freeport-McMoRan, Inc. 5.40%, 11/14/34		22	26,785

Security		Par (000)	Value

Metals & Mining (continued)
Freeport-McMoRan, Inc. (continued) 5.45%, 03/15/43	USD	667	$838,479
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		200	213,038
JSW Steel Ltd., 5.95%, 04/18/24(d)		200	212,000
Kaiser Aluminum Corp.(b) 4.63%, 03/01/28		38	38,380
4.50%, 06/01/31		71	69,846
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24(b)		200	163,850
New Gold, Inc.(b) 6.38%, 05/15/25		13	13,358
7.50%, 07/15/27		470	499,375
Nexa Resources SA, 5.38%, 05/04/27(b)		299	316,809
Novelis Corp.(b) 3.25%, 11/15/26		304	306,660
4.75%, 01/30/30		403	423,654
3.88%, 08/15/31		326	323,962
Periama Holdings LLC, 5.95%, 04/19/26(d)		400	425,000
Rio Tinto Finance USA PLC, 4.75%, 03/22/42		400	512,447
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(b)		82	83,640
thyssenkrupp AG, 2.88%, 02/22/24(d)	EUR	51	59,660
United States Steel Corp., 6.88%, 03/01/29	USD	331	356,239
Vedanta Resources Finance II PLC 8.00%, 04/23/23(d)		313	306,016
13.88%, 01/21/24(d)		400	423,325
8.95%, 03/11/25(b)		200	195,500
8.95%, 03/11/25(d)		200	195,500

			8,514,270

Multiline Retail — 0.1%
Bath & Body Works, Inc. 6.88%, 11/01/35		215	267,138
6.75%, 07/01/36		49	60,515
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)		252	267,465

			595,118

Multi-Utilities — 0.2%
KeySpan Gas East Corp., 5.82%, 04/01/41(b)		1,010	1,330,237

Offshore Drilling & Other Services — 0.1%
Entegris, Inc.(b) 4.38%, 04/15/28		113	116,108
3.63%, 05/01/29		66	66,165
KLA Corp., 3.30%, 03/01/50		500	534,231

			716,504

Oil, Gas & Consumable Fuels — 7.1%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)		483	518,839
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
5.75%, 03/01/27		153	158,546
5.75%, 01/15/28		39	40,897
5.38%, 06/15/29		140	147,702
Antero Resources Corp.(b) 7.63%, 02/01/29		185	205,350
5.38%, 03/01/30		30	32,070
Apache Corp. 4.25%, 01/15/30		125	135,650

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Apache Corp. (continued)
5.10%, 09/01/40	USD	381	$430,530
5.25%, 02/01/42		25	28,875
5.35%, 07/01/49		48	54,840
Arcosa, Inc., 4.38%, 04/15/29(b)		238	241,272
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		410	547,350
5.88%, 06/30/29		275	264,602
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(d)(h)		143	107,515
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		123	122,886
Buckeye Partners LP
4.13%, 03/01/25(b)		179	184,817
5.85%, 11/15/43		94	92,238
5.60%, 10/15/44		119	115,870
Burlington Resources LLC, 5.95%, 10/15/36		685	931,781
Callon Petroleum Co.
6.13%, 10/01/24		85	83,725
9.00%, 04/01/25(b)		665	718,200
8.00%, 08/01/28(b)		418	422,180
Cellnex Telecom SA, Series CLNX, 0.75%,
11/20/31(d)(g)	EUR	100	111,943
Cenovus Energy, Inc.
4.25%, 04/15/27	USD	400	435,996
5.40%, 06/15/47		76	94,615
Centennial Resource Production LLC, 3.25%,
04/01/28(g)		322	399,079
Cheniere Energy Partners LP
4.50%, 10/01/29		354	375,240
4.00%, 03/01/31		455	477,272
3.25%, 01/31/32(b)		422	426,220
Cheniere Energy, Inc., 4.63%, 10/15/28		976	1,038,191
Chesapeake Energy Corp., 5.88%, 02/01/29(b)		28	29,953
Citgo Holding, Inc., 9.25%, 08/01/24(b)		298	299,490
Civitas Resources, Inc., 5.00%, 10/15/26(b)		60	60,588
CNX Midstream Partners LP, 4.75%, 04/15/30(b)		63	62,764
CNX Resources Corp.
2.25%, 05/01/26(g)		337	440,459
6.00%, 01/15/29(b)		60	62,400
Colgate Energy Partners III LLC(b)
7.75%, 02/15/26		181	195,480
5.88%, 07/01/29		238	245,140
Comstock Resources, Inc.(b)
7.50%, 05/15/25		102	105,187
6.75%, 03/01/29		454	492,408
5.88%, 01/15/30		236	241,900
ConocoPhillips, 6.50%, 02/01/39		600	871,584
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(b)		250	260,937
Crestwood Midstream Partners LP/Crestwood
Midstream Finance Corp., 6.00%, 02/01/29(b)		5	5,194
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		557	569,532
DCP Midstream Operating LP
6.45%, 11/03/36(b)		148	193,685
6.75%, 09/15/37(b)		196	262,179
5.60%, 04/01/44		2	2,488
Devon Energy Corp.
5.85%, 12/15/25		1,000	1,143,381
4.75%, 05/15/42		300	347,349

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
DT Midstream, Inc.(b)
4.13%, 06/15/29	USD	293	$299,959
4.38%, 06/15/31		424	440,960
Dycom Industries, Inc., 4.50%, 04/15/29(b)		69	70,294
Ecopetrol SA, 4.63%, 11/02/31		130	126,269
eG Global Finance PLC
6.75%, 02/07/25(b)		441	446,512
6.25%, 10/30/25(d)	EUR	142	165,709
8.50%, 10/30/25(b)	USD	200	207,250
Enbridge, Inc.(a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78		1,935	2,100,218
Series 20-A, (5 year CMT + 5.31%), 5.75%, 07/15/80		950	1,054,500
Endeavor Energy Resources LP/EER Finance, Inc.(b)
6.63%, 07/15/25		128	135,428
5.75%, 01/30/28		239	254,747
Energy Transfer LP
4.05%, 03/15/25		500	529,751
4.75%, 01/15/26		1,250	1,367,323
3.90%, 07/15/26		310	333,353
5.30%, 04/15/47		540	625,734
Series H, (5 year CMT + 5.69%), 6.50%(a)(i)		433	440,577
EnLink Midstream LLC
5.63%, 01/15/28(b)		116	120,640
5.38%, 06/01/29		50	51,125
EnLink Midstream Partners LP
4.40%, 04/01/24		144	150,480
4.15%, 06/01/25		10	10,365
4.85%, 07/15/26		67	70,518
5.60%, 04/01/44		135	136,158
5.05%, 04/01/45		22	21,230
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,889,928
EOG Resources, Inc., 5.10%, 01/15/36		200	242,863
EQM Midstream Partners LP
6.00%, 07/01/25(b)		176	191,400
4.13%, 12/01/26		68	69,700
6.50%, 07/01/27(b)		245	274,400
4.50%, 01/15/29(b)		89	92,560
4.75%, 01/15/31(b)		544	575,280
EQT Corp.
1.75%, 05/01/26(g)		288	479,952
3.13%, 05/15/26(b)		120	123,184
3.90%, 10/01/27		162	173,748
5.00%, 01/15/29		23	25,473
7.50%, 02/01/30		161	206,885
3.63%, 05/15/31(b)		34	35,275
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25		29	28,638
7.75%, 02/01/28		75	75,563
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(d)		200	193,162
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(b)		130	136,500
Harvest Midstream I LP, 7.50%, 09/01/28(b)		40	42,800
Hess Corp., 4.30%, 04/01/27		1,100	1,197,957
Hess Midstream Operations LP, 4.25%, 02/15/30(b)		172	170,710
Hilong Holding Ltd., 9.75%, 11/18/24(d)		207	167,321
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(d)		200	208,500
Impulsora Pipeline LLC, 6.05%, 12/31/42(c)		1,681	1,616,735

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Independence Energy Finance LLC, 7.25%, 05/01/26(b)	USD	318	$330,322
ITT Holdings LLC, 6.50%, 08/01/29(b)		232	229,680
Kinder Morgan, Inc., 5.05%, 02/15/46		1,400	1,677,971
Leviathan Bond Ltd., 5.75%, 06/30/23(d)		131	134,642
Marathon Petroleum Corp., 6.50%, 03/01/41		1,150	1,581,112
Matador Resources Co., 5.88%, 09/15/26		786	809,580
Medco Bell Pte Ltd., 6.38%, 01/30/27(d)		250	246,875
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26(d)		288	297,734
MEG Energy Corp., 6.50%, 01/15/25(b)(l)		215	218,494
MPLX LP, 4.25%, 12/01/27		250	276,902
Murphy Oil Corp.
5.75%, 08/15/25		82	84,286
6.38%, 12/01/42		18	18,000
Murphy Oil USA, Inc., 4.75%, 09/15/29		95	99,988
Nabors Industries Ltd.(b)
7.25%, 01/15/26		37	34,225
7.50%, 01/15/28		94	85,070
Nabors Industries, Inc., 7.38%, 05/15/27(b)		140	144,927
New Fortress Energy, Inc.(b)
6.75%, 09/15/25		462	466,620
6.50%, 09/30/26		663	658,027
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)		115	118,599
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		138	193,206
Northern Oil and Gas, Inc., 8.13%, 03/01/28(b)		473	499,015
NuStar Logistics LP
6.00%, 06/01/26		99	107,415
6.38%, 10/01/30		17	18,870
Occidental Petroleum Corp.
6.95%, 07/01/24		43	47,809
5.50%, 12/01/25		66	73,218
5.55%, 03/15/26		24	26,719
3.00%, 02/15/27		3	3,045
8.88%, 07/15/30		22	29,671
4.30%, 08/15/39		371	369,987
6.20%, 03/15/40		614	755,220
4.50%, 07/15/44		328	337,842
4.63%, 06/15/45		400	415,000
6.60%, 03/15/46		18	23,355
4.40%, 04/15/46		482	494,050
4.10%, 02/15/47		50	49,000
4.20%, 03/15/48		447	447,000
4.40%, 08/15/49		71	71,888
Oil and Gas Holding Co., 7.63%, 11/07/24(d)		200	215,437
OQ SAOC, 5.13%, 05/06/28(b)		200	203,537
PDC Energy, Inc.
6.13%, 09/15/24		58	58,725
5.75%, 05/15/26		164	169,476
Pertamina Persero PT, 3.65%, 07/30/29(d)		239	253,534
Petroleos Mexicanos
6.50%, 03/13/27		255	271,098
5.95%, 01/28/31		219	212,556
6.70%, 02/16/32(b)(j)		130	130,975
6.38%, 01/23/45		100	86,863
6.75%, 09/21/47		178	157,085
Pioneer Natural Resources Co., 0.25%, 05/15/25(g)		191	340,338
Puma International Financing SA, 5.13%, 10/06/24		200	200,000
Range Resources Corp.
5.88%, 07/01/22		30	30,188

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Range Resources Corp. (continued)
5.00%, 08/15/22	USD	170	$171,912
5.00%, 03/15/23		122	124,745
4.88%, 05/15/25		10	10,325
9.25%, 02/01/26		42	45,267
Rockcliff Energy II LLC, 5.50%, 10/15/29(b)		221	227,630
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26		1,750	2,007,783
SM Energy Co.
10.00%, 01/15/25(b)		607	668,088
5.63%, 06/01/25		38	38,285
6.75%, 09/15/26		67	68,843
6.50%, 07/15/28		58	60,030
Southwestern Energy Co.
4.10%, 03/15/22		153	153,052
5.38%, 02/01/29		308	325,710
4.75%, 02/01/32		152	160,072
Stoneway Capital Corp., 10.00%, 03/01/27(a)(b)(e)(f)		469	138,314
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,367,363
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		38	39,630
5.88%, 03/15/28		4	4,230
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		503	523,120
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26		111	115,825
5.38%, 02/01/27		2	2,061
6.50%, 07/15/27		105	112,560
6.88%, 01/15/29		142	158,867
5.50%, 03/01/30		255	278,587
4.88%, 02/01/31		184	199,815
4.00%, 01/15/32(b)		58	60,610
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	586,990
Transocean, Inc., 11.50%, 01/30/27(b)		81	79,380
Venture Global Calcasieu Pass LLC(b)
3.88%, 08/15/29		528	547,800
4.13%, 08/15/31		485	514,100
3.88%, 11/01/33		991	1,041,125
Vine Energy Holdings LLC, 6.75%, 04/15/29(b)		397	430,745
Western Midstream Operating LP
4.75%, 08/15/28		25	27,625
5.45%, 04/01/44		229	273,655
5.30%, 03/01/48		154	185,571
5.50%, 08/15/48		58	69,282
6.50%, 02/01/50		680	804,103
Williams Cos., Inc.
3.90%, 01/15/25		1,150	1,222,061
4.00%, 09/15/25		750	810,237

			59,674,597

Personal Products — 0.0%
Coty Inc/HFC Prestige Products Inc/HFC Prestige International US LLC, 4.75%, 01/15/29(b)		101	102,641

Pharmaceuticals — 2.3%
AbbVie, Inc.
3.80%, 03/15/25		3,250	3,459,549
3.60%, 05/14/25		870	925,178
3.20%, 05/14/26		500	530,064
4.55%, 03/15/35		2,140	2,573,112
4.45%, 05/14/46		2,095	2,533,547
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)		482	506,100

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Pharmaceuticals (continued)
Bausch Health Cos., Inc.(b)
9.00%, 12/15/25	USD	106	$111,637
7.00%, 01/15/28		5	4,975
4.88%, 06/01/28		42	42,840
5.00%, 02/15/29		211	186,208
6.25%, 02/15/29		282	267,968
7.25%, 05/30/29		159	157,410
Cheplapharm Arzneimittel GmbH, 3.50%,
02/11/27(d)	EUR	100	115,729
CVS Health Corp.
5.13%, 07/20/45	USD	700	909,905
5.05%, 03/25/48		1,821	2,380,844
Elanco Animal Health, Inc., 5.90%, 08/28/28		6	6,960
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(b)(j)		466	474,351
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(b)		326	319,480
Gruenenthal GmbH, 4.13%, 05/15/28(d)	EUR	100	117,310
Jazz Securities DAC, 4.38%, 01/15/29(b)	USD	200	207,088
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(d)	EUR	100	113,467
Option Care Health, Inc., 4.38%, 10/31/29(b)	USD	90	90,225
Organon & Co./Organon Foreign Debt Co-Issuer BV(b)
4.13%, 04/30/28		598	607,718
5.13%, 04/30/31		387	404,291
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)		164	164,205
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		538	549,798
PRA Health Sciences, Inc., 2.88%, 07/15/26(b)		400	400,500
Prestige Brands, Inc., 3.75%, 04/01/31(b)		101	97,970
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25	EUR	100	122,339
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25	USD	200	213,663
Utah Acquisition Sub, Inc., 3.95%, 06/15/26		750	808,640

			19,403,071
Real Estate Management & Development — 2.0%
Adler Group SA, 2.75%, 11/13/26(d)	EUR	100	95,634
Agile Group Holdings Ltd., 6.05%, 10/13/25(d)	USD	450	266,625
Central China Real Estate Ltd.(d)
6.88%, 08/08/22		200	150,000
7.65%, 08/27/23		252	165,690
CFLD Cayman Investment Ltd.(d)(e)(f)
8.63%, 02/28/21(a)		200	52,938
6.90%, 01/13/23(a)		200	54,163
8.60%, 04/08/24		200	54,100
China Aoyuan Group Ltd.(d)
5.98%, 08/18/25		489	92,757
6.20%, 03/24/26		450	85,590
China Evergrande Group(a)(d)(e)(f)
8.25%, 03/23/22		400	72,825
9.50%, 04/11/22		400	61,450
11.50%, 01/22/23		450	67,444
12.00%, 01/22/24		250	37,391
China SCE Group Holdings Ltd.(d)
7.25%, 04/19/23		200	176,000
7.38%, 04/09/24		200	169,260
5.95%, 09/29/24		288	238,320

Security		Par (000)	Value
Real Estate Management & Development (continued)
China SCE Group Holdings Ltd.(d) (continued)
7.00%, 05/02/25	USD	441	$ 356,107
CIFI Holdings Group Co. Ltd.(d)
6.55%, 03/28/24		200	197,500
6.45%, 11/07/24		200	197,437
5.95%, 10/20/25		500	485,000
Country Garden Holdings Co. Ltd.(d)
6.50%, 04/08/24		200	194,937
6.15%, 09/17/25		200	194,000
5.13%, 01/14/27		200	184,000
DIC Asset AG, 2.25%, 09/22/26(d)	EUR	100	107,873
Easy Tactic Ltd.(d)
5.88%, 02/13/23	USD	288	106,560
8.13%, 02/27/23		200	73,500
11.75%, 08/02/23		200	73,000
8.63%, 02/27/24		200	68,500
Fantasia Holdings Group Co. Ltd.(d)(e)(f)
11.75%, 04/17/22(a)		200	46,000
10.88%, 01/09/23		307	70,610
11.88%, 06/01/23		400	91,875
9.25%, 07/28/23		300	68,906
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)		150	156,465
Global Prime Capital Pte Ltd.(d)
5.50%, 10/18/23		200	201,000
5.95%, 01/23/25		200	203,000
Howard Hughes Corp.(b)
5.38%, 08/01/28		19	20,236
4.13%, 02/01/29		74	74,988
4.38%, 02/01/31		80	80,800
Kaisa Group Holdings Ltd.(d)(e)(f)
11.95%, 10/22/22(a)		200	55,040
11.50%, 01/30/23(a)		400	103,450
10.88%, 07/23/23(a)		434	112,108
9.75%, 09/28/23(a)		288	74,574
11.95%, 11/12/23		259	67,470
11.70%, 11/11/25(a)		300	78,900
Kennedy-Wilson, Inc., 4.75%, 02/01/30		92	93,261
KWG Group Holdings Ltd.(d)
7.40%, 03/05/24		510	378,675
5.88%, 11/10/24		400	290,000
Logan Group Co. Ltd.(d)
6.90%, 06/09/24		200	195,000
5.75%, 01/14/25		200	191,260
4.50%, 01/13/28		328	293,457
MAF Sukuk Ltd., 4.64%, 05/14/29(d)		200	222,100
Modern Land China Co. Ltd., 9.80%,
04/11/23(a)(d)(e)(f)		200	35,938
New Metro Global Ltd.(d)
6.80%, 08/05/23		200	184,000
4.50%, 05/02/26		400	339,825
Powerlong Real Estate Holdings Ltd.(d)
7.13%, 11/08/22		200	183,000
6.95%, 07/23/23		410	365,925
6.25%, 08/10/24		450	383,625
Realogy Group LLC/Realogy Co-Issuer Corp.,
5.75%, 01/15/29(b)		180	184,500
Redsun Properties Group Ltd.(d)
9.95%, 04/11/22		200	113,000

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Redsun Properties Group Ltd.(d) (continued)
9.70%, 04/16/23	USD	432	$195,969
7.30%, 01/13/25		200	84,100
RKPF Overseas Ltd.(d)
Series 2019-A, 6.00%, 09/04/25		288	276,390
Series 2020-A, 5.20%, 01/12/26		400	371,520
Ronshine China Holdings Ltd.(d)
10.50%, 03/01/22		200	126,537
8.95%, 01/22/23		200	75,000
7.35%, 12/15/23		433	162,375
Scenery Journey Ltd.(a)(d)(e)(f)
11.50%, 10/24/22		419	54,156
13.00%, 11/06/22		400	51,825
12.00%, 10/24/23		330	42,075
Seazen Group Ltd., 6.00%, 08/12/24(d)		400	339,000
Shimao Group Holdings Ltd.(d)
5.60%, 07/15/26		200	124,500
3.45%, 01/11/31		200	113,750
Shui On Development Holding Ltd.(d)
5.75%, 11/12/23		200	195,937
5.50%, 03/03/25		482	462,569
Sino-Ocean Land Treasure III Ltd., (5 year CMT + 3.26%), 4.90%(a)(d)(i)		200	163,600
Sunac China Holdings Ltd.(d)
6.65%, 08/03/24		360	230,400
6.50%, 01/10/25		400	251,875
Theta Capital Pte Ltd., 8.13%, 01/22/25(d)		200	210,437
Times China Holdings Ltd.(d)
6.75%, 07/16/23		313	231,483
6.75%, 07/08/25		200	135,937
6.20%, 03/22/26		611	415,289
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27(d)	GBP	676	1,019,742
Wanda Group Overseas Ltd., 7.50%, 07/24/22(d)	USD	200	187,000
Wanda Properties International Co. Ltd., 7.25%, 01/29/24(d)		200	188,760
Wanda Properties Overseas Ltd., 6.88%, 07/23/23(d)		200	190,500
Yango Justice International Ltd.
10.25%, 09/15/22		400	103,875
7.50%, 04/15/24(d)		450	119,903
Yanlord Land HK Co. Ltd.(d)
6.75%, 04/23/23		500	504,844
6.80%, 02/27/24		520	523,900
Yuzhou Group Holdings Co. Ltd.(d)
8.38%, 10/30/24		200	65,000
7.70%, 02/20/25		263	74,955
7.38%, 01/13/26		200	55,000
6.35%, 01/13/27		200	54,938
Zhenro Properties Group Ltd.(d)
8.35%, 03/10/24		288	197,280
7.88%, 04/14/24		600	393,000

			17,031,010
Road & Rail — 1.1%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40		1,890	2,623,441
CSX Corp., 4.75%, 05/30/42		350	437,960
Danaos Corp., 8.50%, 03/01/28(b)		100	109,500
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b)		2,502	2,853,156
Norfolk Southern Corp. 4.15%, 02/28/48		1,300	1,548,825

Security		Par (000)	Value

Road & Rail (continued)
Norfolk Southern Corp. (continued)
3.16%, 05/15/55	USD	400	$405,179
Seaspan Corp., 5.50%, 08/01/29(b)		230	231,150
Union Pacific Corp., 3.84%, 03/20/60		800	941,878

			9,151,089
Semiconductors & Semiconductor Equipment — 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	3,090,231
Broadcom, Inc., 3.46%, 09/15/26		735	782,462
Microchip Technology, Inc.(g)
0.13%, 11/15/24		220	272,250
1.63%, 02/15/25		53	205,338
ON Semiconductor Corp., 3.88%, 09/01/28(b)		191	195,775
QUALCOMM, Inc., 4.65%, 05/20/35		250	310,838
Sensata Technologies BV(b)
5.00%, 10/01/25		70	75,950
4.00%, 04/15/29		275	280,843
Sensata Technologies, Inc.(b)
4.38%, 02/15/30		286	300,300
3.75%, 02/15/31		13	12,954
Synaptics, Inc., 4.00%, 06/15/29(b)		129	130,935

			5,657,876
Software — 1.7%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		262	273,135
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)		255	254,666
Boxer Parent Co., Inc.
6.50%, 10/02/25(d)	EUR	100	119,344
7.13%, 10/02/25(b)	USD	174	182,482
9.13%, 03/01/26(b)		467	486,847
Crowdstrike Holdings, Inc., 3.00%, 02/15/29		163	160,962
Elastic NV, 4.13%, 07/15/29(b)		254	251,303
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28(b)		200	196,500
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		238	243,586
Microsoft Corp., 3.50%, 11/15/42		4,000	4,597,166
MicroStrategy, Inc., 6.13%, 06/15/28(b)		217	217,542
MSCI, Inc.(b)
4.00%, 11/15/29		51	53,295
3.63%, 09/01/30		81	82,823
3.88%, 02/15/31		19	19,784
3.63%, 11/01/31		87	90,262
3.25%, 08/15/33		124	125,395
Open Text Corp., 3.88%, 12/01/29(b)		106	107,325
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		83	85,490
Oracle Corp.
5.38%, 07/15/40		3,025	3,693,858
4.00%, 11/15/47		400	415,298
3.60%, 04/01/50		1,250	1,223,924
Playtika Holding Corp., 4.25%, 03/15/29(b)		240	235,200
PTC, Inc., 4.00%, 02/15/28(b)		35	35,613
Rocket Software, Inc., 6.50%, 02/15/29(b)		95	92,682
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		494	516,230
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		657	679,995

			14,440,707
Specialty Retail — 0.3%
Arko Corp., 5.13%, 11/15/29(b)		123	118,849
National Vision Holdings, Inc., 2.50%, 05/15/25(g)		165	275,859

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
PetSmart, Inc./PetSmart Finance Corp.(b)
4.75%, 02/15/28	USD	271	$278,114
7.75%, 02/15/29		753	817,946
Staples, Inc.(b)
7.50%, 04/15/26		455	467,513
10.75%, 04/15/27		118	111,215
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)(d)	EUR	100	112,996

			2,182,492

Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc., 4.65%, 02/23/46	USD	2,400	3,148,050
II-VI, Inc., 5.00%, 12/15/29(b)		233	237,944

			3,385,994

Textiles, Apparel & Luxury Goods(b) — 0.1%
Crocs, Inc.
4.25%, 03/15/29		106	104,675
4.13%, 08/15/31		133	130,007
Kontoor Brands, Inc., 4.13%, 11/15/29		67	67,000
Levi Strauss & Co., 3.50%, 03/01/31		75	76,472
Wolverine World Wide, Inc., 4.00%, 08/15/29		69	67,087

			445,241

Thrifts & Mortgage Finance(b) — 0.0%
Home Point Capital, Inc., 5.00%, 02/01/26		126	116,865
Nationstar Mortgage Holdings, Inc.
6.00%, 01/15/27		33	34,376
5.13%, 12/15/30		69	68,138
5.75%, 11/15/31		66	65,670
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26		128	127,040

			412,089

Tobacco — 0.9%
Altria Group, Inc.
5.38%, 01/31/44		2,000	2,308,480
3.88%, 09/16/46		1,250	1,209,061
Reynolds American, Inc.
4.45%, 06/12/25		635	685,797
7.00%, 08/04/41		1,000	1,317,932
5.85%, 08/15/45		1,500	1,822,563

			7,343,833

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28(d)	EUR	100	117,752

Transportation Infrastructure — 0.4%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)	USD	200	209,475
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		200	206,162
FedEx Corp., 4.75%, 11/15/45		1,250	1,523,158
I 595 Express LLC, 3.31%, 12/31/31(c)		734	766,309
Simpar Europe SA, 5.20%, 01/26/31(b)		200	186,350
Transurban Finance Co. Pty Ltd., 4.13%, 02/02/26(b)		580	630,385

			3,521,839

Utilities — 1.2%
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(b)		237	234,526
Consensus Cloud Solutions, Inc.(b) 6.00%, 10/15/26		48	49,925

Security		Par (000)	Value

Utilities (continued)
Consensus Cloud Solutions, Inc.(b) (continued) 6.50%, 10/15/28	USD	45	$47,025
Electricite de France SA(b) 5.60%, 01/27/40		2,800	3,673,450
(10 year USD Swap + 3.71%), 5.25%(a)(i)		4,200	4,354,602
Genneia SA, 8.75%, 09/02/27(b)		246	230,094
Inkia Energy Ltd., 5.88%, 11/09/27(b)		200	205,037
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29(d)		576	559,188
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)		144	149,400
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)		215	235,600
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(d)		218	240,795
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(d)	GBP	168	231,909
Vistra Operations Co. LLC, 4.38%, 05/01/29(b)	USD	154	154,251

			10,365,802

Wireless Telecommunication Services — 1.4%
Altice France SA(b)
8.13%, 02/01/27		211	225,506
5.13%, 07/15/29		944	920,825
5.50%, 10/15/29		321	316,185
Crown Castle International Corp., 3.10%, 11/15/29		1,000	1,044,116
Kenbourne Invest SA, 6.88%, 11/26/24(b)		210	219,161
Millicom International Cellular SA, 4.50%, 04/27/31(b)		200	201,288
Rogers Communications, Inc., 7.50%, 08/15/38		2,325	3,507,856
SBA Communications Corp., 3.88%, 02/15/27		343	353,290
Sprint Corp., 7.63%, 03/01/26		255	306,153
T-Mobile USA, Inc.
2.63%, 02/15/29		308	303,380
2.88%, 02/15/31		240	237,024
3.50%, 04/15/31		255	265,297
3.50%, 04/15/31(b)		245	254,893
4.50%, 04/15/50		500	585,202
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(b)		284	283,024
VICI Properties LP/VICI Note Co., Inc.(b)
4.25%, 12/01/26		169	176,008
3.75%, 02/15/27		277	286,098
4.63%, 12/01/29		320	340,552
4.13%, 08/15/30		366	387,045
Vmed O2 UK Financing I PLC
4.50%, 07/15/31(d)	GBP	100	134,849
4.75%, 07/15/31(b)	USD	452	457,650
Vodafone Group PLC, 4.25%, 09/17/50		700	807,914

			11,613,316

Total Corporate Bonds — 66.2% (Cost: $517,025,701)			553,418,756

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.1%
Cobham Ultra SeniorCo Sarl, USD Term Loan B, 11/16/28(m)		52	51,789

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Aerospace & Defense (continued)
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%), 8.50%, 02/01/29	USD	195	$197,194
Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/01/28		573	572,998
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 01/15/25		137	136,746

			958,727

Air Freight & Logistics — 0.1%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 04/06/28		77	76,648
PECF USS Intermediate Holding III Corporation, Term Loan B, 12/15/28(m)		516	516,116

			592,764

Airlines — 0.2%
AAdvantage Loyalty IP Ltd./American Airlines, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		417	431,349
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28		237	236,026
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/21/27		117	123,216
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27		201	212,307
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		436	436,300

			1,439,198

Auto Components — 0.0%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		147	146,559

Banks — 0.1%
Directv Financing LLC, (3 mo. LIBOR + 5.00%), 5.75%, 08/02/27		566	566,137

Building Products — 0.0%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 11/23/27		62	62,188
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%), 3.25%, 05/05/24		66	65,814
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/22/28		77	76,862
TPG VIII Elf Purchaser LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 11/06/28		102	102,096

			306,960

Capital Markets — 0.0%
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.00%, 08/02/29		122	121,936
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 7.50%, 04/07/28		145	147,537

			269,473

Chemicals — 0.1%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%), 5.50%, 08/27/26		251	252,380

Security	Par (000)			Value

Chemicals (continued)
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 03/18/28	USD	311		$309,664
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		—	(n)	—
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		122		121,756
New Arclin U.S. Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 09/30/28		111		110,722
W.R. Grace & Co.-Conn., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 09/22/28		213		213,160

				1,007,682

Commercial Services & Supplies — 0.1%
Asurion LLC, 2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		48		47,919
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		48		47,948
GFL Environmental, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.50%, 05/30/25		60		59,704
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26(c)		34		33,092
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.10%, 08/27/25		753		752,336

				940,999

Construction & Engineering — 0.2%
Brand Industrial Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		1,344		1,345,243

Construction Materials — 0.0%
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		58		58,345

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		321		316,551
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/01/27		130		129,822

				446,373

Diversified Consumer Services — 0.0%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 01/29/27		41		40,672
Ascend Learning, LLC, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.75%), 6.25%, 12/10/29		83		83,139
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.00%, 01/15/27		114		113,377
TruGreen Limited Partnership, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%), 9.25%, 11/02/28		106		107,060

				344,248

Diversified Financial Services — 0.3%
AQGEN Island Holdings, Inc., Term Loan, 08/02/28(m)		97		96,491
Delta TopCo, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 12/01/27		275		275,069
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 02/16/28		66		65,818
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 6.25%, 09/21/29		18		18,197

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services (continued)
KKR Apple Bidco LLC (continued)
2021 Term Loan, (1 mo. LIBOR + 3.00%), 3.50%, 09/23/28	USD	111	$110,537
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		32	31,233
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		510	511,288
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 09/25/26		39	38,842
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		554	553,014
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.50%, 10/19/27		353	353,469

			2,053,958

Diversified Telecommunication Services — 0.2%
Cincinnati Bell, Inc., 2021 Term Loan B2, (SOFR + 3.25%), 3.30%, 11/22/28		58	57,843
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 05/01/28		197	196,122
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		123	123,039
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		198	197,577
2017 Term Loan B5, (Fixed + 8.62%), 8.63%, 01/02/24		1,070	1,068,323

			1,642,904

Electrical Equipment — 0.0%
II-VI Incorporated, 2021 Bridge Term Loan B, 12/01/28(m)		183	182,543

Entertainment — 0.0%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%), 7.00%, 11/12/25(c)		255	260,528

Gas Utilities — 0.0%
Freeport LNG Investments, LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 12/21/28		135	133,608

Health Care Equipment & Supplies — 0.0%
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/25		52	51,795

Health Care Providers & Services — 0.1%
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27		119	119,148
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		402	322,085
LifePoint Health, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 11/16/25		76	76,331
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 04/29/25		116	111,973
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%), 3.25%, 12/11/26		254	252,809

			882,346

Health Care Services — 0.0%
Medical Solutions LLC, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 7.50%, 11/01/29		78	76,960

Security	Par (000)			Value

Health Care Technology — 0.0%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.40%, 02/11/26	USD	83		$82,295
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 06/02/28		253		253,127

				335,422

Hotels, Restaurants & Leisure — 0.1%
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 3.60%, 07/20/25		—	(n)	1
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		258		256,090
Great Canadian Gaming Corp., Term Loan, (3 mo. LIBOR + 4.00%), 4.75%, 11/01/26		38		38,072
IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		246		245,289
Life Time Fitness, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/16/24		52		52,698

				592,150

Household Durables — 0.0%
Springs Windows Fashions LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/06/28		184		182,160

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		27		26,300

Industrial Conglomerates — 0.1%
PSAV Holdings Corp., 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 09/01/25		313		249,852
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		109		109,949

				359,801

Insurance — 0.1%
Alliant Holdings Intermediate LLC, 2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 4.00%, 11/06/27		151		150,327
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 09/01/27		123		123,252
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 12/31/25		93		91,690
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		140		140,166
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		52		52,181

				557,616

Interactive Media & Services — 0.0%
Camelot Finance SA, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26		79		79,076
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		109		109,312

				188,388

Internet & Direct Marketing Retail — 0.0%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 11/08/27		154		153,810

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services — 0.1%
Banff Merger Sub, Inc.
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 6.00%, 02/27/26	USD	279	$281,324
2021 USD Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 10/02/25		246	243,867
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 12/01/27		177	177,924
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		110	107,791

			810,906

Life Sciences Tools & Services — 0.0%
ICON Luxembourg Sarl
LUX Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/2		240	239,967
US Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		60	59,990

			299,957

Machinery — 0.2%
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 10/21/28		154	153,263
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 3.75%, 06/21/28		67	66,563
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.10%, 09/21/26		267	267,513
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo LIBOR + 3.00%), 3.35%, 03/28/25		807	792,550

			1,279,889

Media — 0.2%
Altice Financing SA, 2017 USD Term Loan B, (3 mo LIBOR + 2.75%), 2.87%, 07/15/25		23	22,704
Altice France SA, 2018 Term Loan B13, (2 mo LIBOR + 4.00%), 4.12%, 08/14/26		107	106,072
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.63%, 08/21/26		488	480,998
Connect Finco Sarl, 2021 Term Loan B, (1 mo LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		107	107,210
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		46	43,623
MH Sub I LLC
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/13/24		123	122,816
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/12/29		35	35,160
Zayo Group Holdings, Inc., USD Term Loan, (1 mo LIBOR + 3.00%), 3.10%, 03/09/27		387	381,125

			1,299,708

Metals & Mining — 0.0%
Grinding Media Inc., 2021 Term Loan B, (3 mo LIBOR + 4.00%), 4.75%, 10/12/28		64	63,680

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.2%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25	USD	1,259	$1,357,413
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/28/24(c)		8	4,762

			1,362,175

Pharmaceuticals — 0.1%
Endo Luxembourg Finance Co. I Sarl, 2021 Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 03/27/28		387	375,464

Professional Services — 0.0%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		285	283,468

Real Estate Management & Development — 0.0%
Chamberlain Group Inc, Term Loan B, (1 mo. LIBOR + 3.50%), 4.00%, 11/03/28		250	249,688

Semiconductors & Semiconductor Equipment — 0.0%
MKS Instruments, Inc., 2021 USD Term Loan, 10/21/28(m)		234	233,357

Software — 0.5%
Barracuda Networks, Inc., 2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.50%, 10/30/28		121	121,345
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 6.50%, 10/08/29(c)		180	179,550
2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/08/28		515	513,069
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.50%, 05/28/24		143	139,131
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		62	63,343
2020 Term Loan, (1 mo. LIBOR + 3.25%), 4.00%, 07/30/27		168	167,620
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.97%, 03/11/28		80	79,752
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 07/27/28		535	532,821
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 9.00%, 07/27/29		280	277,463
Planview Parent, Inc., 2nd Lien Term Loan, (3 mo LIBOR + 7.25%), 8.00%, 12/18/28(c)		103	103,000
Proof Point, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 6.25%), 6.75%, 08/31/29		242	244,117
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 08/31/28		164	163,193
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 04/24/28		220	218,662
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 05/30/25		9	9,350
Sabre GLBL, Inc.
2021 Term Loan B1, (1 mo. LIBOR + 3.50%), 4.00%, 12/17/27		108	106,578
2021 Term Loan B2, (1 mo. LIBOR + 3.50%), 4.00%, 12/17/27		172	169,892
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/07/27		518	517,921

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software (continued)
Sovos Compliance LLC, 2021 Term Loan, (1 mo. LIBOR + 4.50%), 5.00%, 08/11/28	USD	101	$101,470
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 11/02/26		21	20,480
Tibco Software Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		189	189,393
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%), 5.75%, 05/03/27		216	216,406
2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 05/04/26		236	234,372
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/04/26		145	144,854

			4,513,782

Specialty Retail — 0.1%
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 02/11/28		388	388,272
Staples, Inc., 7 Year Term Loan, (3 mo. LIBOR + 5.00%), 5.13%, 04/16/26		96	92,847

			481,119

Trading Companies & Distributors — 0.0%
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28		69	68,149

Total Floating Rate Loan Interests — 3.3% (Cost: $27,389,838)			27,424,339

Foreign Agency Obligations

Argentina — 0.0%
Argentine Republic Government International Bond, 3.50%, 07/09/41(a)(o)		240	84,865

Bahrain — 0.0%
Bahrain Government International Bond, 6.75%, 09/20/29(d)		200	215,600

Canada — 1.0%
CDP Financial, Inc., 5.60%, 11/25/39(b)(j)		5,890	8,344,052

Colombia — 0.1%
Colombia Government International Bond
4.50%, 01/28/26		300	313,837
3.13%, 04/15/31		230	207,187

			521,024

Dominican Republic — 0.1%
Dominican Republic International Bond
5.95%, 01/25/27(d)		230	255,875
4.50%, 01/30/30(b)		226	230,068
4.88%, 09/23/32(b)		150	152,419
6.40%, 06/05/49(d)		150	157,481

			795,843

Egypt — 0.1%
Egypt Government International Bond
5.58%, 02/21/23(b)		200	206,960
5.88%, 06/11/25(d)		210	215,880
8.50%, 01/31/47(b)		400	353,680

			776,520

Security	Par (000)		Value

Guatemala — 0.0%
Guatemala Government Bond, 4.65%, 10/07/41(b)	USD	200	$199,913

Iceland — 0.4%
Iceland Government International Bond, 5.88%, 05/11/22(d)		3,555	3,609,529

Indonesia — 0.1%
Indonesia Government International Bond, 4.10%, 04/24/28		300	334,556

Italy — 0.4%
Republic of Italy Government International Bond, 5.38%, 06/15/33		2,925	3,599,486

Mexico — 0.0%
Mexico Government International Bond, 2.66%, 05/24/31		269	262,157

Mongolia — 0.0%
Mongolia Government International Bond, 5.13%, 04/07/26(d)		250	255,938

Morocco — 0.0%
Morocco Government International Bond, 3.00%, 12/15/32(b)		221	210,544

Oman — 0.0%
Oman Government International Bond, 6.50%, 03/08/47(d)		228	225,788

Pakistan — 0.1%
Pakistan Government International Bond(d)
6.00%, 04/08/26		200	199,750
7.38%, 04/08/31		200	198,500
Pakistan Water & Power Development Authority, 7.50%, 06/04/31(d)		200	193,437

			591,687

Panama — 0.1%
Panama Government International Bond
3.16%, 01/23/30		212	219,659
4.50%, 04/16/50		200	220,162

			439,821

Paraguay — 0.0%
Paraguay Government International Bond, 5.40%, 03/30/50(b)		200	227,975

Peru — 0.0%
Peruvian Government International Bond
1.86%, 12/01/32		171	156,070
3.00%, 01/15/34		106	105,470

			261,540

Portugal — 0.5%
Portugal Government International Bond, 5.13%, 10/15/24(b)		3,970	4,397,926

Qatar — 0.1%
Qatar Government International Bond, 4.00%, 03/14/29(b)		240	270,165

Romania — 0.0%
Romanian Government International Bond, 3.00%, 02/14/31(b)		220	222,926

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Russia — 0.0%
Russian Foreign Bond - Eurobond, 4.25%, 06/23/27(d)	USD	200	$215,500

Saudi Arabia — 0.1%
Saudi Government International Bond(d)
4.50%, 04/17/30		278	323,783
2.25%, 02/02/33		222	216,658

			540,441
Sri Lanka — 0.1%
Sri Lanka Government International Bond(d)
6.85%, 03/14/24		432	225,261
6.35%, 06/28/24		600	312,862
7.85%, 03/14/29		200	100,413

			638,536
Ukraine — 0.1%
Ukraine Government International Bond
7.75%, 09/01/25(d)		385	368,253
7.25%, 03/15/33(b)		200	175,500

			543,753
Uruguay — 0.0%
Uruguay Government International Bond, 4.98%, 04/20/55		68	89,530

Total Foreign Agency Obligations — 3.3%
(Cost: $25,249,972)			27,875,615

Municipal Bonds

California — 0.9%
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40		1,900	2,714,562
State of California, GO, BAB
7.55%, 04/01/39		280	467,241
7.63%, 03/01/40		1,720	2,852,527
University of California, RB, BAB, 5.95%, 05/15/45		885	1,245,861

			7,280,191
Georgia — 0.3%
Municipal Electric Authority of Georgia, Refunding RB, BAB, 7.06%, 04/01/57		1,950	2,896,524

Illinois — 0.3%
State of Illinois, GO, 5.10%, 06/01/33		2,000	2,299,968

Indiana — 0.4%
Indianapolis Local Public Improvement Bond Bank, RB, Series B-2, 6.12%, 01/15/40		2,535	3,559,462

New Jersey — 0.1%
State of New Jersey, GO
Series A, 4.00%, 06/01/30		250	303,462
Series A, 4.00%, 06/01/31		190	234,986
Series A, 4.00%, 06/01/32		180	226,326

			764,774
New York — 1.3%
Metropolitan Transportation Authority, RB, BAB, 7.34%, 11/15/39		1,295	2,094,247
New York City Industrial Development Agency, Refunding RB (AGM), 3.19%, 03/01/40		165	171,414

Security		Par (000)	Value

New York (continued)
New York City Industrial Development Agency, Refunding RB (continued)
Class A, (AGM), 3.00%, 01/01/46	USD	50	$52,310
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series E-1, 4.00%, 02/01/41		1,000	1,201,873
New York City Water & Sewer System, Refunding RB, BAB, 5.72%, 06/15/42		1,390	2,073,047
New York State Dormitory Authority, RB, BAB
Series D, 5.60%, 03/15/40		1,900	2,531,435
Series F, 5.63%, 03/15/39		1,100	1,417,957
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	990,530

			10,532,813

Total Municipal Bonds — 3.3%
(Cost: $20,759,786)			27,333,732

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.5%
Alternative Loan Trust
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		500	501,792
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 0.29%, 03/20/47(a)		472	407,187
Series 2007-OA10, Class 2A1, (1 mo. LIBOR US + 0.50%), 0.60%, 09/25/47(a)		4,696	3,845,926
Banc of America Funding Trust, Series 2007-2, Class 1A2, 6.00%, 03/25/37		257	245,461
COLT Mortgage Loan Trust(a)(b)
Series 2020-2, Class M1, 5.25%, 03/25/65		3,050	3,083,509
Series 2020-3, Class M1, 3.36%, 04/27/65		3,820	3,843,829
Ellington Financial Mortgage Trust, Series 2020-1, Class M1, 5.24%, 05/25/65(a)(b)		1,500	1,533,217
GMACM Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 2.79%, 06/19/35(a)		138	136,917
GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37		86	72,162
JP Morgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36		44	23,512
Merrill Lynch Mortgage Investors Trust, Series 2006- A3, Class 3A1, 2.79%, 05/25/36(a)		191	162,357
MFA Trust, Series 2021-NQM1, Class M1, 2.31%, 04/25/65(a)(b)		2,750	2,719,750
STAR Trust, Series 2021-1, Class M1, 2.36%, 05/25/65(a)(b)		2,050	2,028,289
Starwood Mortgage Residential Trust, Series 2020-3, Class M1, 3.54%, 04/25/65(a)(b)		2,000	2,010,167

			20,614,075

Commercial Mortgage-Backed Securities(a) — 4.0%
BAMLL Commercial Mortgage Securities Trust,
Series 2015-200P, Class C, 3.60%, 04/14/33(b)		4,170	4,302,975
Bayview Commercial Asset Trust, Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 0.37%, 07/25/37(b)		814	782,666
Citigroup Commercial Mortgage Trust
Series 2013-GC15, Class B, 5.18%, 09/10/46		7,183	7,520,671
Series 2020-420K, Class D, 3.31%, 11/10/42(b)		270	262,209

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
COMM Mortgage Trust
Series 2015-CR22, Class C, 4.11%, 03/10/48	USD	5,000	$5,185,410
Series 2015-LC19, Class C, 4.23%, 02/10/48		3,500	3,640,892
Commercial Mortgage Trust, Series 2013-CR11, Class B, 5.11%, 08/10/50		7,000	7,358,632
CSMC-FACT, Series 2020-FACT, Class D, (1 mo. LIBOR US + 3.71%), 3.82%, 10/15/37(b)		900	907,162
Extended Stay America Trust, Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 2.36%, 07/15/38(b)		826	825,704
GS Mortgage Securities Corp. Trust, Series 2020- TWN3, Class D, (1 mo. LIBOR US + 3.70%), 3.81%, 11/15/37(b)		1,500	1,514,600
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-1A, Class B, (1 mo. LIBOR US + 1.00%), 1.10%, 04/25/31(b)		1,366	1,345,332

			33,646,253

Total Non-Agency Mortgage-Backed Securities — 6.5%
(Cost: $53,561,510)			54,260,328

Preferred Securities

Capital Trusts — 6.5%(a)

Banks — 1.9%
Bank of East Asia Ltd., 5.88%(d)(i)		500	520,875
BBVA Bancomer SA, 5.13%, 01/18/33(d)		271	278,249
CaixaBank SA, 6.38%(d)(i)	EUR	200	245,347
CIT Group, Inc., Series A, 5.80%(i)	USD	163	165,241
Industrial & Commercial Bank of China Ltd., 3.20%(d)(i)		250	255,000
ING Groep NV, 3.88%(i)		2,000	1,902,500
Kasikornbank PCL, 5.28%(d)(i)		600	626,175
Nanyang Commercial Bank Ltd., 5.00%(d)(i)		200	202,625
Nordea Bank Abp, 6.13%(b)(i)		2,960	3,185,700
Rizal Commercial Banking Corp., 6.50%(d)(i)		200	203,600
SVB Financial Group, Series C, 4.00%(i)		2,000	2,010,000
TMBThanachart Bank PCL, 4.90%(d)(i)		250	251,844
US Bancorp, 3.70%(i)		1,900	1,899,620
Wells Fargo & Co., Series S, 5.90%(i)		3,390	3,576,924

			15,323,700
Building Materials — 0.0%
Cemex SAB de CV, 5.13%(b)(i)		200	207,000

Capital Markets — 0.4%
Bank of New York Mellon Corp., Series I, 3.75%(i)		2,845	2,855,157

Diversified Financial Services(i) — 3.4%
Bank of America Corp.
Series AA, 6.10%		7	7,586
Series FF, 5.88%		3,500	3,893,750
Series X, 6.25%		1,050	1,130,063
Barclays PLC, 4.38%		310	303,645
Credit Suisse Group AG, 6.38%(b)		300	323,340
HSBC Holdings PLC
6.50%		1,090	1,200,613
6.00%		435	468,169
JPMorgan Chase & Co.
Series FF, 5.00%		3,027	3,110,243
Series HH, 4.60%		165	169,331
Series I, 3.60%		3,581	3,598,905

Security		Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co. (continued)
Series R, 6.00%	USD	70	$72,975
Series V, 3.53%		3,640	3,653,514
Lloyds Banking Group PLC, 7.50%		1,750	1,977,874
Morgan Stanley, Series H, 3.73%		3,030	3,031,537
Natwest Group PLC, 6.00%		1,575	1,723,554
Societe Generale SA, 7.88%(b)		1,000	1,093,750
UBS Group AG, 3.88%(b)		2,000	1,970,900
Woori Bank, 4.25%(d)		250	258,719

			27,988,468

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 5.88%(d)(i)	EUR	100	124,808

Electric Utilities — 0.4%
Edison International, Series B, 5.00%(i)	USD	115	117,507
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79		2,750	3,115,595

			3,233,102

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp., 7.00%(b)(i)		162	164,088

Insurance — 0.4%
Heungkuk Life Insurance Co. Ltd., 4.48%(d)(i)		200	201,163
MetLife, Inc., 6.40%, 12/15/66		2,554	3,141,970

			3,343,133

Real Estate Management & Development — 0.0%
Aroundtown SA, 3.38%(d)(i)	EUR	100	117,509

Utilities — 0.0%
Electricite de France SA, 3.38%(d)(i)		200	235,100

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79(d)		100	117,408

Total Capital Trusts — 6.5%			53,709,473

		Shares

Preferred Stocks — 0.5%(a)(i)

Capital Markets — 0.5%
Goldman Sachs Group, Inc., Series J, 5.50%		92,000	2,433,400
Morgan Stanley, Series K, 5.85%		66,567	1,936,434

			4,369,834
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S		10,000	31,200

Total Preferred Stocks — 0.5%			4,401,034

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 6.50%, 10/30/40(a)		29,583	825,366

Total Preferred Securities — 7.1% (Cost: $56,982,226)			58,935,873

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.6%
Fannie Mae, 5.63%, 07/15/37(j)	USD	1,600		$2,406,380
Federal Home Loan Bank(j) 5.25%, 12/09/22		1,375		1,437,919
5.37%, 09/09/24		4,025		4,491,903
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30(h)		6,055		5,234,382

				13,570,584

Collateralized Mortgage Obligations — 2.3%
Uniform Mortgage-Backed Securities
Series 1254, Class Z, 8.50%, 04/15/22		—	(n)	2
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636		1,820,211
Series 4350, Class DY, 4.00%, 06/15/44		2,247		2,427,765
Series 4398, Class ZX, 4.00%, 09/15/54		10,251		11,739,712
Series 4549, Class TZ, 4.00%, 11/15/45		3,124		3,404,009

				19,391,699

Interest Only Collateralized Mortgage Obligations — 0.2%
Ginnie Mae Mortgage-Backed Securities(a) Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 6.36%, 12/16/39		779		116,488
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 6.56%, 04/16/41		6,823		1,169,183
Uniform Mortgage-Backed Securities Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23(a)		2		10
Series 2012-47, Class NI, 4.50%, 04/25/42		1,425		241,172
Series 2012-96, Class DI, 4.00%, 02/25/27		332		2,642

				1,529,495

Mortgage-Backed Securities — 20.9%
Ginnie Mae Mortgage-Backed Securities, 5.50%, 08/15/33		27		30,161
Uniform Mortgage-Backed Securities 3.00%, 04/01/33 - 09/01/43(j)		8,209		8,647,447
5.00%, 08/01/34(j)		722		813,411
5.50%, 06/01/38(j)		358		409,547
6.00%, 12/01/38(j)		297		344,391
4.50%, 07/01/41 - 07/01/55(j)		8,415		9,352,288
4.00%, 12/01/41 - 04/01/56(j)		14,390		15,772,225
3.50%, 07/01/49 - 08/01/49(j)		8,391		8,978,525
2.50%, 02/11/51 - 07/25/51(p)		107,400		109,437,342
2.00%, 03/01/51 - 06/01/51(j)		20,735		20,689,300

				174,474,637

Principal Only Collateralized Mortgage Obligations(q) — 0.0%
Uniform Mortgage-Backed Securities
Series 1993-51, Class E, 0.00%, 02/25/23		1		562
Series 1993-70, Class A, 0.00%, 05/25/23		—	(n)	130
Series 203, Class 1, 0.00%, 02/25/23		—	(n)	170
Series 228, Class 1, 0.00%, 06/25/23		—	(n)	83

				945

Total U.S. Government Sponsored Agency Securities — 25.0%
(Cost: $202,474,617)				208,967,360

U.S. Treasury Obligations
U.S. Treasury Bonds(j) 1.88%, 02/15/41 - 02/15/51		29,800		29,485,094
3.00%, 11/15/44		61,400		73,219,500
2.50%, 02/15/46		66,500		73,459,121

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bonds(j) (continued)
2.75%, 11/15/47	USD	2,000	$2,328,438
U.S. Treasury Notes(j) 0.13%, 08/31/22 - 03/31/23(r)		74,300	74,037,398
2.75%, 04/30/23 - 08/31/25		19,300	20,297,477
3.00%, 09/30/25		2,400	2,563,875
2.88%, 08/15/28		1,000	1,092,109
3.13%, 11/15/28		3,000	3,334,570
1.13%, 02/15/31		19,000	18,439,648

Total U.S. Treasury Obligations — 35.7% (Cost: $276,364,446)			298,257,230

Total Long-Term Investments — 158.2% (Cost: $1,245,310,068)			1,321,783,413

		Shares

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(s)(t)		25,976,159	25,976,159

Total Short-Term Securities — 3.1% (Cost: $25,976,159)			25,976,159

Options Purchased — 0.6% (Cost: $6,022,874)			5,333,903

Total Investments Before TBA Sale Commitments and Options Written — 161.9% (Cost: $1,277,309,101)			1,353,093,475

		Par (000)

TBA Sale Commitments

Mortgage-Backed Securities — (6.5)%
Uniform Mortgage-Backed Securities, 2.50%, 07/25/51(p)	USD	(53,700)	(54,786,845)

Total TBA Sale Commitments — (6.5)% (Proceeds: $(54,792,928))			(54,786,845)

Options Written — (0.8)% (Premiums Received: $(7,051,586))			(6,963,280)

Total Investments, Net of TBA Sale Commitments and Options Written — 154.6% (Cost: $1,215,464,587)			1,291,343,350

Liabilities in Excess of Other Assets — (54.6)%			(456,029,579)

Net Assets — 100.0%			$835,313,771

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Convertible security.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

(h)	Zero-coupon bond.
(i)	Perpetual security with no stated maturity date.
(j)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Rounds to less than 1,000.
(o)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(p)	Represents or includes a TBA transaction.
(q)	Rates are discount rates or a range of discount rates as of period end.
(r)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(s)	Affiliate of the Trust.
(t)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,065,454	$17,910,705	(a)	$—	$—	$—	$25,976,159	25,976,159	$1,811	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A	0.07	%(b)	11/25/20	Open		$2,607,281	$2,610,008	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A	0.07	(b)	11/25/20	Open		1,548,594	1,550,213	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A	0.07	(b)	11/25/20	Open		2,586,000	2,588,704	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A	0.29	(b)	06/04/21	Open		6,796,680	6,808,068	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.29	(b)	06/04/21	Open		9,856,460	9,872,975	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.29	(b)	06/04/21	Open		8,650,000	8,664,494	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.19	(b)	06/09/21	Open		4,195,000	4,199,539	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	06/29/21	Open		7,826,337	7,836,392	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	(0.50	)(b)	07/21/21	Open		328,650	327,906	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.25	(b)	07/29/21	Open		4,509,000	4,513,853	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	0.25	(b)	07/29/21	Open		5,715,500	5,721,652	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.08	(b)	08/05/21	Open		28,500,000	28,508,439	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	0.08	(b)	08/05/21	Open		75,445,250	75,467,590	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	0.08	(b)	08/05/21	Open		2,943,500	2,944,372	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	0.00	(b)	08/09/21	Open		15,840,000	15,841,082	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	0.07	(b)	08/09/21	Open		13,331,250	13,334,664	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	0.08	(b)	08/09/21	Open		5,506,875	5,508,527	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	0.08	(b)	08/09/21	Open		39,000,000	39,011,700	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	0.08	(b)	08/09/21	Open		3,000,000	3,000,900	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A	0.07	(b)	08/27/21	Open		1,970,000	1,970,488	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.02	(b)	10/06/21	Open		2,910,000	2,910,242	U.S. Treasury Obligations	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Credit Agricole Corporate and Investment Bank	0.08	%(b)	10/06/21	Open	$3,925,000	$3,925,750	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.08	(b)	10/06/21	Open	777,563	777,711	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.08	(b)	10/06/21	Open	2,996,250	2,996,823	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.08	(b)	10/06/21	Open	2,396,875	2,397,333	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	11/16/21	Open	7,980,000	7,980,798	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	11/16/21	Open	2,300,000	2,300,230	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	11/16/21	Open	15,817,500	15,819,082	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	11/16/21	Open	7,624,500	7,625,262	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	11/16/21	Open	44,761,537	44,766,014	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	11/16/21	Open	2,586,000	2,586,259	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	11/16/21	Open	3,326,250	3,326,583	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	11/16/21	Open	1,778,625	1,778,803	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	11/16/21	Open	1,097,500	1,097,610	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.08	(b)	11/16/21	Open	1,500,000	1,500,150	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	(3.00	)(b)	11/17/21	Open	75,834	75,556	Corporate Bonds	Open/Demand
							U.S. Government Sponsored
HSBC Securities (USA), Inc.	0.13		12/10/21	01/13/22	9,172,434	9,173,064	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	791,653	791,708	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	337,398	337,422	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	5,968,233	5,968,642	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	401,608	401,635	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	1,248,285	1,248,370	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	2,442,857	2,443,025	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	2,823,313	2,823,506	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	4,514,706	4,515,016	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	4,150,124	4,150,408	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	986,933	987,001	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	8,025,525	8,026,076	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	12,060,135	12,060,963	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	805,508	805,563	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	4,206,595	4,206,883	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	3,158,696	3,158,913	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	1,113,035	1,113,111	Agency Securities	Up to 30 Days
							U.S. Government Sponsored
Royal Bank of Canada	0.13		12/10/21	01/13/22	971,197	971,263	Agency Securities	Up to 30 Days
RBC Capital Markets LLC	(2.00	)(b)	12/20/21	Open	72,670	72,626	Corporate Bonds	Open/Demand

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BNP Paribas S.A.	(1.00	)%(b)	12/21/21	Open	$66,788	$66,768	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	0.00	(b)	12/21/21	Open	54,234	54,234	Corporate Bonds	Open/Demand

					$405,381,738	$405,521,969

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Long Treasury Note	668	03/22/22	$97,601	$1,444,978
Ultra U.S. Treasury Bond	213	03/22/22	41,768	423,587

				1,868,565

Short Contracts
10-Year U.S. Treasury Note	690	03/22/22	89,926	(739,367)
U.S. Long Bond	109	03/22/22	17,433	(20,940)
2-Year U.S. Treasury Note	385	03/31/22	83,981	41,563
5-Year U.S. Treasury Note	104	03/31/22	12,572	30,890
90-Day Eurodollar	53	12/16/24	13,021	36,792

				(651,062)

				$1,217,503

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	142,436	CAD	182,000	Morgan Stanley & Co. International PLC	03/16/22	$(1,422)
USD	5,623,821	EUR	4,967,000	Natwest Markets PLC	03/16/22	(39,413)
USD	13,600	EUR	12,000	State Street Bank and Trust Co.	03/16/22	(82)
USD	1,287,633	GBP	971,000	JPMorgan Chase Bank N.A.	03/16/22	(26,265)
USD	4,195,749	GBP	3,164,000	JPMorgan Chase Bank N.A.	03/16/22	(85,582)

						$(152,764)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)		Value
Call
10-Year U.S. Treasury Note Future	68	01/21/22	USD 131.00	USD	8,872	$ 23,375

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
5-Year Interest Rate Swap,	3-Month				JPMorgan Chase
04/07/27	LIBOR, 0.21%	Quarterly	1.53%	Semi-Annual	Bank N.A.	04/05/22	1.53%	USD	6,960	$70,658
5-Year Interest Rate Swap,	3-Month				Morgan Stanley & Co.
04/10/27	LIBOR, 0.21%	Quarterly	1.39%	Semi-Annual	International PLC	04/08/22	1.39	USD	8,530	54,924

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call (continued)
5-Year Interest Rate Swap, 04/30/27	3-Month LIBOR, 0.21%	Quarterly	1.20%	Semi-Annual	Bank of America N.A.	04/28/22	1.20%	USD	14,415	$50,075
30-Year Interest Rate Swap, 06/02/52	3-Month LIBOR, 0.21%	Quarterly	1.71%	Semi-Annual	Bank of America N.A.	05/31/22	1.71	USD	1,150	48,433
5-Year Interest Rate Swap, 07/03/27	3-Month LIBOR, 0.21%	Quarterly	1.32%	Semi-Annual	JPMorgan Chase Bank N.A.	07/01/22	1.32	USD	11,660	74,878
5-Year Interest Rate Swap, 08/05/27	3-Month LIBOR, 0.21%	Quarterly	1.54%	Semi-Annual	Deutsche Bank AG	08/03/22	1.54	USD	5,980	70,894
10-Year Interest Rate Swap, 11/17/33	3-Month LIBOR, 0.21%	Quarterly	1.94%	Semi-Annual	Bank of America N.A.	11/15/23	1.94	USD	3,900	176,455
10-Year Interest Rate Swap, 03/09/34	3-Month LIBOR, 0.21%	Quarterly	2.98%	Semi-Annual	Barclays Bank PLC	03/07/24	2.98	USD	3,510	415,761
10-Year Interest Rate Swap, 03/14/34	3-Month LIBOR, 0.21%	Quarterly	2.95%	Semi-Annual	Barclays Bank PLC	03/12/24	2.95	USD	1,750	203,417
10-Year Interest Rate Swap, 06/26/34	3-Month LIBOR, 0.21%	Quarterly	1.97%	Semi-Annual	Goldman Sachs Bank USA	06/24/24	1.97	USD	2,455	123,748
10-Year Interest Rate Swap, 06/30/34	3-Month LIBOR, 0.21%	Quarterly	2.00%	Semi-Annual	Goldman Sachs Bank USA	06/28/24	2.00	USD	2,455	127,884
10-Year Interest Rate Swap, 07/24/34	3-Month LIBOR, 0.21%	Quarterly	1.68%	Semi-Annual	Goldman Sachs Bank USA	07/22/24	1.67	USD	3,090	112,412
10-Year Interest Rate Swap, 07/31/34	3-Month LIBOR, 0.21%	Quarterly	1.55%	Semi-Annual	Bank of America N.A.	07/29/24	1.55	USD	3,210	100,605
10-Year Interest Rate Swap, 08/04/34	3-Month LIBOR, 0.21%	Quarterly	1.68%	Semi-Annual	Wells Fargo Bank N.A.	08/02/24	1.68	USD	325	11,944
10-Year Interest Rate Swap, 02/27/35	3-Month LIBOR, 0.21%	Quarterly	1.49%	Semi-Annual	Citibank N.A.	02/25/25	1.49	USD	1,930	61,560
10-Year Interest Rate Swap, 05/02/35	3-Month LIBOR, 0.21%	Quarterly	0.89%	Semi-Annual	Deutsche Bank AG	04/30/25	0.89	USD	1,640	25,896
10-Year Interest Rate Swap, 06/06/35	3-Month LIBOR, 0.21%	Quarterly	1.28%	Semi-Annual	Goldman Sachs Bank USA	06/04/25	1.28	USD	840	21,869
10-Year Interest Rate Swap, 06/07/35	3-Month LIBOR, 0.21%	Quarterly	1.43%	Semi-Annual	UBS AG	06/05/25	1.43	USD	840	25,912
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.21%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,450	25,031
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.21%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	55	949
10-Year Interest Rate Swap, 04/09/36	3-Month LIBOR, 0.21%	Quarterly	2.60%	Semi-Annual	Deutsche Bank AG	04/07/26	2.60	USD	2,670	249,036
10-Year Interest Rate Swap, 06/29/38(a)	3-Month LIBOR, 0.21%	Quarterly	3.05%	Semi-Annual	Deutsche Bank AG	06/27/28	3.05	USD	2,345	129,413
10-Year Interest Rate Swap, 01/12/39	3-Month LIBOR, 0.21%	Quarterly	3.04%	Semi-Annual	Nomura International PLC	01/10/29	3.04	USD	1,000	120,910
10-Year Interest Rate Swap, 01/13/39	3-Month LIBOR, 0.21%	Quarterly	3.04%	Semi-Annual	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	120,723
10-Year Interest Rate Swap, 01/31/39	3-Month LIBOR, 0.21%	Quarterly	3.08%	Semi-Annual	Barclays Bank PLC	01/29/29	3.08	USD	260	32,172
10-Year Interest Rate Swap, 08/09/40	3-Month LIBOR, 0.21%	Quarterly	1.05%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	910	28,318
10-Year Interest Rate Swap, 04/29/48	3-Month LIBOR, 0.21%	Quarterly	2.99%	Semi-Annual	JPMorgan Chase Bank N.A.	04/27/38	2.99	USD	910	108,267
10-Year Interest Rate Swap, 02/24/49	3-Month LIBOR, 0.21%	Quarterly	2.86%	Semi-Annual	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	473	53,406
10-Year Interest Rate Swap, 08/09/50	3-Month LIBOR, 0.21%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	550	21,755

										2,667,305

Put
5-Year Interest Rate Swap, 01/21/27	1.34%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	01/19/22	1.34	USD	4,800	21,495
5-Year Interest Rate Swap, 04/07/27	1.53%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	04/05/22	1.53	USD	6,960	42,585

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
5-Year Interest Rate Swap, 04/10/27	1.39%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	04/08/22	1.39%	USD	8,530	$80,020
5-Year Interest Rate Swap, 05/05/37	3.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25	USD	4,050	1,281
30-Year Interest Rate Swap, 05/11/52	2.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Nomura International PLC	05/09/22	2.85	USD	4,750	6,591
30-Year Interest Rate Swap, 06/02/52	1.71%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	05/31/22	1.71	USD	1,150	60,120
5-Year Interest Rate Swap, 07/03/27	1.32%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	07/01/22	1.32	USD	11,660	177,495
5-Year Interest Rate Swap, 07/08/27	1.45%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	07/06/22	1.45	USD	11,660	140,106
5-Year Interest Rate Swap, 07/17/27	1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	07/15/22	1.25	USD	12,500	226,490
10-Year Interest Rate Swap, 08/04/32	2.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	08/02/22	2.25	USD	2,050	13,096
5-Year Interest Rate Swap, 08/05/27	1.54%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	08/03/22	1.54	USD	5,980	66,576
10-Year Interest Rate Swap, 08/10/32	2.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Barclays Bank PLC	08/08/22	2.25	USD	4,270	28,286
10-Year Interest Rate Swap, 11/17/33	1.94%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	11/15/23	1.94	USD	3,900	120,598
10-Year Interest Rate Swap, 03/09/34	2.98%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Barclays Bank PLC	03/07/24	2.98	USD	3,510	36,614
10-Year Interest Rate Swap, 03/14/34	2.95%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Barclays Bank PLC	03/12/24	2.95	USD	1,750	18,947
10-Year Interest Rate Swap, 06/15/34	2.50%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	06/13/24	2.50	USD	1,970	39,042
10-Year Interest Rate Swap, 06/22/34	2.50%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	2.50	USD	3,950	78,771
10-Year Interest Rate Swap, 06/26/34	1.97%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	06/24/24	1.97	USD	2,455	86,227
10-Year Interest Rate Swap, 06/30/34	2.00%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	06/28/24	2.00	USD	2,455	83,817
10-Year Interest Rate Swap, 07/24/34	1.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	07/22/24	1.67	USD	3,090	148,462
10-Year Interest Rate Swap, 08/04/34	1.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Wells Fargo Bank N.A.	08/02/24	1.68	USD	325	15,623
10-Year Interest Rate Swap, 08/07/34	1.80%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	08/05/24	1.80	USD	4,597	196,602
10-Year Interest Rate Swap, 02/27/35	1.49%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Citibank N.A.	02/25/25	1.49	USD	1,930	118,918
10-Year Interest Rate Swap, 05/02/35	0.89%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	04/30/25	0.89	USD	1,640	163,663
10-Year Interest Rate Swap, 06/06/35	1.28%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	06/04/25	1.28	USD	840	63,117
10-Year Interest Rate Swap, 06/07/35	1.43%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	UBS AG	06/05/25	1.43	USD	840	56,208
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	55	5,487
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,450	144,653
10-Year Interest Rate Swap, 04/09/36	2.60%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	04/07/26	2.60	USD	2,670	74,437
10-Year Interest Rate Swap, 04/14/37	3.00%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	04/12/27	3.00	USD	1,940	45,575
10-Year Interest Rate Swap, 01/12/39	3.04%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Nomura International PLC	01/10/29	3.04	USD	1,000	27,398
10-Year Interest Rate Swap, 01/13/39	3.04%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	27,481

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
10-Year Interest Rate Swap, 01/31/39	3.08%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Barclays Bank PLC	01/29/29	3.08%	USD	260	$6,947
10-Year Interest Rate Swap, 08/09/40	1.05%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	910	96,136
20-Year Interest Rate Swap, 08/11/53	4.00%	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	Barclays Bank PLC	08/09/33	4.00	EUR	1,808	25,177
10-Year Interest Rate Swap, 04/29/48	2.99%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	04/27/38	2.99	USD	910	30,210
10-Year Interest Rate Swap, 02/24/49	2.86%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	473	16,643
10-Year Interest Rate Swap, 08/09/50	0.91%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	550	52,329

										2,643,223

										$5,310,528

(a)	Forward settling swaption.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
10-Year U.S. Treasury Note Future	68	01/21/22	USD	132.00	USD	8,872	$(7,438)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
2-Year Interest Rate Swap, 01/12/24	0.51%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	01/10/22	0.51%	USD	38,450	$(2)
10-Year Interest Rate Swap, 01/29/32	1.00%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	01/27/22	1.00	USD	2,910	(83)
10-Year Interest Rate Swap, 01/29/32	1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	01/27/22	1.25	USD	2,670	(1,121)
10-Year Interest Rate Swap, 02/20/32	1.62%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	02/18/22	1.62	USD	2,513	(28,830)
10-Year Interest Rate Swap, 03/03/32	1.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	03/01/22	1.40	USD	2,650	(11,854)
2-Year Interest Rate Swap, 03/03/24	0.51%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	03/01/22	0.51	USD	25,430	(2,018)
2-Year Interest Rate Swap, 03/05/24	0.52%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Citibank N.A.	03/03/22	0.52	USD	12,960	(1,143)
2-Year Interest Rate Swap, 03/23/24	0.56%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	03/21/22	0.56	USD	12,960	(2,174)
2-Year Interest Rate Swap, 03/25/24	0.57%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	03/23/22	0.57	USD	25,100	(4,495)
2-Year Interest Rate Swap, 04/03/24	0.61%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	04/01/22	0.60	USD	35,400	(8,543)
5-Year Interest Rate Swap, 04/30/27	0.90%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	04/28/22	0.90	USD	28,830	(28,238)
10-Year Interest Rate Swap, 05/04/32	0.74%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	05/02/22	0.74	USD	1,905	(1,342)
2-Year Interest Rate Swap, 05/05/24	1.02%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	05/03/22	1.02	USD	17,890	(36,924)
10-Year Interest Rate Swap, 06/09/32	1.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	06/07/22	1.40	USD	3,356	(31,671)

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call (continued)
10-Year Interest Rate Swap, 08/10/32	0.72%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	08/08/22	0.72%	USD	364	$(615)
10-Year Interest Rate Swap, 09/03/32	1.53%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley &Co. International PLC	09/01/22	1.53	USD	5,407	(88,619)
10-Year Interest Rate Swap, 10/09/32	1.80%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	10/07/22	1.80	USD	3,580	(108,403)
10-Year Interest Rate Swap, 10/13/32	1.06%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	10/11/22	1.06	USD	2,085	(12,129)
10-Year Interest Rate Swap, 10/15/32	1.80%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	10/13/22	1.80	USD	1,790	(53,933)
2-Year Interest Rate Swap, 10/27/24	1.24%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	10/25/22	1.24	USD	16,900	(61,800)
2-Year Interest Rate Swap, 10/27/24	1.24%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	10/25/22	1.23	USD	11,270	(40,967)
2-Year Interest Rate Swap, 11/06/24	1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Morgan Stanley & Co. International PLC	11/04/22	1.25	USD	5,655	(21,132)
10-Year Interest Rate Swap, 11/17/32	1.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	11/15/22	1.85	USD	5,422	(182,928)
10-Year Interest Rate Swap, 12/07/32	1.45%	Semi-Annual	1-Day SOFR, 0.05%	Quarterly	JPMorgan Chase Bank N.A.	12/05/22	1.45	USD	678	(18,004)
10-Year Interest Rate Swap, 12/15/32	1.43%	Semi-Annual	1-Day SOFR, 0.05%	Quarterly	Morgan Stanley & Co. International PLC	12/13/22	1.43	USD	4,338	(112,369)
10-Year Interest Rate Swap, 12/17/32	1.42%	Semi-Annual	1-Day SOFR, 0.05%	Quarterly	JPMorgan Chase Bank N.A.	12/15/22	1.42	USD	4,337	(110,027)
10-Year Interest Rate Swap, 12/18/32	1.23%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.23	USD	2,560	(26,064)
10-Year Interest Rate Swap, 12/18/32	1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.25	USD	2,560	(26,805)
10-Year Interest Rate Swap, 01/01/33	1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Citibank N.A.	12/30/22	1.25	USD	2,820	(30,879)
10-Year Interest Rate Swap, 01/11/33	1.44%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Barclays Bank PLC	01/09/23	1.44	USD	3,818	(62,805)
10-Year Interest Rate Swap, 03/03/33	2.01%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Bank of America N.A.	03/01/23	2.01	USD	3,880	(175,336)
30-Year Interest Rate Swap, 09/19/54	1.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Deutsche Bank AG	09/17/24	1.85	USD	1,700	(192,205)
30-Year Interest Rate Swap, 10/02/54	2.00%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Barclays Bank PLC	09/30/24	2.00	USD	450	(60,232)
30-Year Interest Rate Swap, 10/21/56	1.98%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	JPMorgan Chase Bank N.A.	10/19/26	1.98	USD	510	(77,625)
30-Year Interest Rate Swap, 12/04/56	1.36%	Semi-Annual	1-Day SOFR, 0.05%	Quarterly	Goldman Sachs Bank USA	12/02/26	1.36	USD	490	(52,924)
10-Year Interest Rate Swap, 03/14/39	3.05%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	Barclays Bank PLC	03/12/29	3.05	USD	2,130	(258,751)

										(1,932,990)

Put
2-Year Interest Rate Swap, 01/12/24	3-Month LIBOR, 0.21%	Quarterly	0.51%	Semi-Annual	Morgan Stanley & Co. International PLC	01/10/22	0.51	USD	38,450	(337,884)
2-Year Interest Rate Swap, 01/21/24	3-Month LIBOR, 0.21%	Quarterly	0.50%	Semi-Annual	Deutsche Bank AG	01/19/22	0.50	USD	10,190	(95,060)
10-Year Interest Rate Swap, 01/29/32	3-Month LIBOR, 0.21%	Quarterly	1.25%	Semi-Annual	Bank of America N.A.	01/27/22	1.25	USD	2,670	(86,854)
10-Year Interest Rate Swap, 01/29/32	3-Month LIBOR, 0.21%	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	01/27/22	1.50	USD	2,910	(36,499)
10-Year Interest Rate Swap, 02/20/32	3-Month LIBOR, 0.21%	Quarterly	1.62%	Semi-Annual	Bank of America N.A.	02/18/22	1.62	USD	2,513	(24,298)
2-Year Interest Rate Swap, 02/27/24	3-Month LIBOR, 0.21%	Quarterly	0.75%	Semi-Annual	Deutsche Bank AG	02/25/22	0.75	USD	38,130	(238,933)
10-Year Interest Rate Swap, 03/02/32	3-Month LIBOR, 0.21%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	02/28/22	1.60	USD	2,130	(25,304)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
10-Year Interest Rate Swap, 03/03/32	1-Day SOFR, 0.05%	Quarterly	1.57%	Semi-Annual	Deutsche Bank AG	03/01/22	1.57%	USD	3,290	$(15,921)
2-Year Interest Rate Swap, 03/03/24	3-Month LIBOR, 0.21%	Quarterly	0.51%	Semi-Annual	Deutsche Bank AG	03/01/22	0.51	USD	25,430	(276,069)
2-Year Interest Rate Swap, 03/05/24	3-Month LIBOR, 0.21%	Quarterly	0.52%	Semi-Annual	Citibank N.A.	03/03/22	0.52	USD	12,960	(139,656)
2-Year Interest Rate Swap, 03/23/24	3-Month LIBOR, 0.21%	Quarterly	0.56%	Semi-Annual	Deutsche Bank AG	03/21/22	0.56	USD	12,960	(138,023)
2-Year Interest Rate Swap, 03/25/24	3-Month LIBOR, 0.21%	Quarterly	0.57%	Semi-Annual	Deutsche Bank AG	03/23/22	0.57	USD	25,100	(265,332)
2-Year Interest Rate Swap, 04/03/24	3-Month LIBOR, 0.21%	Quarterly	0.61%	Semi-Annual	JPMorgan Chase Bank N.A.	04/01/22	0.60	USD	35,400	(364,232)
2-Year Interest Rate Swap, 04/08/24	3-Month LIBOR, 0.21%	Quarterly	0.74%	Semi-Annual	JPMorgan Chase Bank N.A.	04/06/22	0.74	USD	25,870	(208,280)
10-Year Interest Rate Swap, 05/04/32	3-Month LIBOR, 0.21%	Quarterly	0.74%	Semi-Annual	Deutsche Bank AG	05/02/22	0.74	USD	1,905	(160,911)
2-Year Interest Rate Swap, 05/05/24	3-Month LIBOR, 0.21%	Quarterly	1.02%	Semi-Annual	Deutsche Bank AG	05/03/22	1.02	USD	17,890	(89,761)
5-Year Interest Rate Swap, 05/05/27	3-Month LIBOR, 0.21%	Quarterly	3.25%	Semi-Annual	Goldman Sachs Bank USA	05/03/22	3.25	USD	10,130	(1,235)
10-Year Interest Rate Swap, 05/11/32	3-Month LIBOR, 0.21%	Quarterly	2.75%	Semi-Annual	Nomura International PLC	05/09/22	2.75	USD	10,350	(8,434)
10-Year Interest Rate Swap, 06/09/32	3-Month LIBOR, 0.21%	Quarterly	2.40%	Semi-Annual	JPMorgan Chase Bank N.A.	06/07/22	2.40	USD	3,356	(9,754)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 0.21%	Quarterly	2.75%	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	2.75	USD	2,050	(4,582)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 0.21%	Quarterly	3.25%	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	3.25	USD	2,050	(1,756)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.21%	Quarterly	0.72%	Semi-Annual	Deutsche Bank AG	08/08/22	0.72	USD	364	(33,132)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.21%	Quarterly	2.75%	Semi-Annual	Barclays Bank PLC	08/08/22	2.75	USD	4,270	(10,053)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.21%	Quarterly	3.25%	Semi-Annual	Barclays Bank PLC	08/08/22	3.25	USD	4,270	(3,907)
10-Year Interest Rate Swap, 09/03/32	3-Month LIBOR, 0.21%	Quarterly	1.53%	Semi-Annual	Morgan Stanley & Co. International PLC	09/01/22	1.53	USD	5,407	(169,070)
10-Year Interest Rate Swap, 10/09/32	3-Month LIBOR, 0.21%	Quarterly	1.80%	Semi-Annual	Deutsche Bank AG	10/07/22	1.80	USD	3,580	(74,037)
10-Year Interest Rate Swap, 10/13/32	3-Month LIBOR, 0.21%	Quarterly	1.06%	Semi-Annual	Deutsche Bank AG	10/11/22	1.06	USD	2,085	(134,957)
10-Year Interest Rate Swap, 10/15/32	3-Month LIBOR, 0.21%	Quarterly	1.80%	Semi-Annual	Deutsche Bank AG	10/13/22	1.80	USD	1,790	(37,918)
2-Year Interest Rate Swap, 10/27/24	3-Month LIBOR, 0.21%	Quarterly	1.24%	Semi-Annual	Morgan Stanley & Co. International PLC	10/25/22	1.24	USD	16,900	(122,419)
2-Year Interest Rate Swap, 10/27/24	3-Month LIBOR, 0.21%	Quarterly	1.24%	Semi-Annual	Morgan Stanley & Co. International PLC	10/25/22	1.23	USD	11,270	(81,946)
2-Year Interest Rate Swap, 11/04/24	3-Month LIBOR, 0.21%	Quarterly	1.48%	Semi-Annual	JPMorgan Chase Bank N.A.	11/02/22	1.48	USD	7,710	(39,536)
2-Year Interest Rate Swap, 11/06/24	3-Month LIBOR, 0.21%	Quarterly	1.25%	Semi-Annual	Morgan Stanley & Co. International PLC	11/04/22	1.25	USD	5,655	(41,487)
10-Year Interest Rate Swap, 11/17/32	3-Month LIBOR, 0.21%	Quarterly	1.85%	Semi-Annual	Bank of America N.A.	11/15/22	1.85	USD	5,422	(113,044)
10-Year Interest Rate Swap, 12/07/32	1-Day SOFR, 0.05%	Quarterly	1.45%	Semi-Annual	JPMorgan Chase Bank N.A.	12/05/22	1.45	USD	678	(18,645)
10-Year Interest Rate Swap, 12/15/32	1-Day SOFR, 0.05%	Quarterly	1.43%	Semi-Annual	Morgan Stanley & Co. International PLC	12/13/22	1.43	USD	4,338	(124,397)
10-Year Interest Rate Swap, 12/17/32	1-Day SOFR, 0.05%	Quarterly	1.42%	Semi-Annual	JPMorgan Chase Bank N.A.	12/15/22	1.42	USD	4,337	(127,058)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.21%	Quarterly	1.23%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.23	USD	2,560	(141,488)

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.21%	Quarterly	1.25%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.25%	USD	2,560	$(139,261)
10-Year Interest Rate Swap, 01/01/33	3-Month LIBOR, 0.21%	Quarterly	1.25%	Semi-Annual	Citibank N.A.	12/30/22	1.25	USD	2,820	(153,393)
10-Year Interest Rate Swap, 01/11/33	3-Month LIBOR, 0.21%	Quarterly	1.44%	Semi-Annual	Barclays Bank PLC	01/09/23	1.44	USD	3,818	(164,219)
10-Year Interest Rate Swap, 03/03/33	3-Month LIBOR, 0.21%	Quarterly	2.01%	Semi-Annual	Bank of America N.A.	03/01/23	2.01	USD	3,880	(77,549)
10-Year Interest Rate Swap, 05/17/33	6-Month EURIBOR, (0.55%)	Semi-Annual	0.70%	Annual	Barclays Bank PLC	05/15/23	0.70	EUR	4,552	(109,640)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 0.21%	Quarterly	3.00%	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.00	USD	1,970	(22,868)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 0.21%	Quarterly	3.50%	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.50	USD	1,970	(13,633)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 0.21%	Quarterly	3.00%	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.00	USD	3,950	(46,229)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 0.21%	Quarterly	3.50%	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.50	USD	3,950	(27,608)
10-Year Interest Rate Swap, 08/22/34	3-Month LIBOR, 0.21%	Quarterly	2.25%	Semi-Annual	Morgan Stanley & Co. International PLC	08/20/24	2.25	USD	3,310	(90,278)
30-Year Interest Rate Swap, 09/19/54	3-Month LIBOR, 0.21%	Quarterly	1.85%	Semi-Annual	Deutsche Bank AG	09/17/24	1.85	USD	1,700	(160,573)
30-Year Interest Rate Swap, 10/02/54	3-Month LIBOR, 0.21%	Quarterly	2.00%	Semi-Annual	Barclays Bank PLC	09/30/24	2.00	USD	450	(35,928)
30-Year Interest Rate Swap, 10/21/56	3-Month LIBOR, 0.21%	Quarterly	1.98%	Semi-Annual	JPMorgan Chase Bank N.A.	10/19/26	1.98	USD	510	(51,368)
30-Year Interest Rate Swap, 12/04/56	1-Day SOFR, 0.05%	Quarterly	1.36%	Semi-Annual	Goldman Sachs Bank USA	12/02/26	1.36	USD	490	(69,667)
10-Year Interest Rate Swap, 03/14/39	3-Month LIBOR, 0.21%	Quarterly	3.05%	Semi-Annual	Barclays Bank PLC	03/12/29	3.05	USD	2,130	(58,766)

										(5,022,852)

										$(6,955,842)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	USD	12,170	$(1,143,704)	$(1,062,891)	$(80,813)
CDX.NA.IG.37.V1	1.00	Quarterly	12/20/26	USD	50,350	(1,248,955)	(1,129,801)	(119,154)

						$(2,392,659)	$(2,192,692)	$(199,967)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 0.21%	Quarterly	1.07%	Semi-Annual	N/A		03/01/23	USD	3,350	$29,939	$23	$29,916
3-Month LIBOR, 0.21%	Quarterly	1.10%	Semi-Annual	N/A		03/01/23	USD	13,390	125,398	92	125,306
3-Month LIBOR, 0.21%	Quarterly	0.88%	Semi-Annual	N/A		03/02/23	USD	6,665	40,760	46	40,714
3-Month LIBOR, 0.21%	Quarterly	0.88%	Semi-Annual	N/A		03/02/23	USD	6,700	40,622	46	40,576
3-Month LIBOR, 0.21%	Quarterly	0.90%	Semi-Annual	N/A		03/02/23	USD	2,230	14,391	15	14,376
3-Month LIBOR, 0.21%	Quarterly	0.98%	Semi-Annual	N/A		03/02/23	USD	3,360	25,468	23	25,445
3-Month LIBOR, 0.21%	Quarterly	0.99%	Semi-Annual	N/A		03/02/23	USD	3,360	25,897	23	25,874
3-Month LIBOR, 0.21%	Quarterly	0.25%	Semi-Annual	07/08/22	(a)	07/08/23	USD	5,380	(39,239)	58	(39,297)
1.61%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/01/23	USD	2,090	(33,359)	22	(33,381)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	11/22/22	(a)	11/22/23	USD	2,280	$19,513	$25	$19,488
3-Month LIBOR, 0.21%	Quarterly	0.50%	Semi-Annual	N/A		12/08/23	USD	14,380	(109,041)	166	(109,207)
3-Month LIBOR, 0.21%	Quarterly	0.45%	Semi-Annual	N/A		12/14/23	USD	14,430	(127,294)	168	(127,462)
3-Month LIBOR, 0.21%	Quarterly	1.00%	Semi-Annual	04/05/22	(a)	12/31/23	USD	25,990	(15,854)	(883)	(14,971)
1.06%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	02/28/22	(a)	02/29/24	USD	640	(287)	8	(295)
1.06%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	02/28/22	(a)	02/29/24	USD	4,245	(1,738)	51	(1,789)
1.11%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	03/10/22	(a)	03/10/24	USD	3,030	(2,551)	36	(2,587)
0.56%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	03/24/22	(a)	03/24/24	USD	8,790	92,235	104	92,131
0.63%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	03/31/22	(a)	03/31/24	USD	4,690	43,660	56	43,604
1.10%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/04/22	(a)	04/04/24	USD	1,585	452	19	433
0.64%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/08/22	(a)	04/08/24	USD	15,700	148,974	188	148,786
0.65%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/11/22	(a)	04/11/24	USD	8,600	80,907	103	80,804
0.66%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/11/22	(a)	04/11/24	USD	4,470	41,034	53	40,981
0.68%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/12/22	(a)	04/12/24	USD	11,080	98,485	132	98,353
0.69%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/12/22	(a)	04/12/24	USD	8,590	74,329	103	74,226
0.73%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/14/22	(a)	04/14/24	USD	7,470	59,663	89	59,574
0.79%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/14/22	(a)	04/14/24	USD	8,530	57,811	102	57,709
0.80%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/14/22	(a)	04/14/24	USD	8,530	56,338	102	56,236
0.76%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/19/22	(a)	04/19/24	USD	6,090	45,527	73	45,454
0.76%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/19/22	(a)	04/19/24	USD	6,090	45,387	73	45,314
0.81%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/20/22	(a)	04/20/24	USD	4,290	28,392	51	28,341
0.81%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/20/22	(a)	04/20/24	USD	4,290	27,830	51	27,779
0.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/20/22	(a)	04/20/24	USD	4,205	24,415	50	24,365
0.92%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/20/22	(a)	04/20/24	USD	4,280	18,933	51	18,882
0.91%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/25/22	(a)	04/25/24	USD	8,560	40,026	102	39,924
0.94%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/25/22	(a)	04/25/24	USD	8,553	34,570	102	34,468
1.00%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/29/22	(a)	04/29/24	USD	4,290	13,433	51	13,382
1.01%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/03/22	(a)	05/03/24	USD	12,995	40,176	155	40,021
1.02%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/03/22	(a)	05/03/24	USD	12,995	37,475	155	37,320
1.05%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/12/22	(a)	05/12/24	USD	8,700	21,865	104	21,761
1.06%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/12/22	(a)	05/12/24	USD	4,350	10,433	52	10,381
1.07%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/12/22	(a)	05/12/24	USD	4,350	9,097	52	9,045
1.11%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/16/22	(a)	05/16/24	USD	4,740	7,001	57	6,944
1.22%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/07/22	(a)	06/07/24	USD	4,335	(125)	52	(177)
1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/07/22	(a)	06/07/24	USD	4,335	(2,525)	52	(2,577)
1.01%	Annual	1-Day SOFR, 0.05%	Annual	06/09/22	(a)	06/09/24	USD	4,320	(1,716)	52	(1,768)
1.27%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/17/22	(a)	06/17/24	USD	3,235	(2,034)	39	(2,073)
1.28%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/17/22	(a)	06/17/24	USD	3,235	(2,385)	39	(2,424)
0.73%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/21/22	(a)	06/21/24	USD	4,790	48,854	57	48,797
3-Month LIBOR, 0.21%	Quarterly	1.17%	Semi-Annual	06/21/22	(a)	06/21/24	USD	1,615	(2,395)	19	(2,414)
3-Month LIBOR, 0.21%	Quarterly	1.18%	Semi-Annual	06/21/22	(a)	06/21/24	USD	1,615	(2,093)	19	(2,112)
0.74%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	08/12/22	(a)	08/12/24	USD	10,580	120,967	126	120,841
0.78%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	08/15/22	(a)	08/15/24	USD	5,755	61,820	68	61,752
3-Month LIBOR, 0.21%	Quarterly	0.45%	Semi-Annual	N/A		11/12/25	USD	2,500	(76,914)	26	(76,940)
3-Month LIBOR, 0.21%	Quarterly	0.48%	Semi-Annual	N/A		01/21/26	USD	7,710	(234,642)	84	(234,726)
1.46%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/05/22	(a)	05/31/26	USD	9,470	(24,574)	(443)	(24,131)
3-Month LIBOR, 0.21%	Quarterly	0.93%	Semi-Annual	N/A		09/17/26	USD	9,710	(160,913)	122	(161,035)
1.33%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/23/26	USD	1,040	110	14	96
1.02%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/02/26	USD	3,330	12,909	44	12,865
1.08%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/03/26	USD	1,665	1,419	22	1,397
1.08%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/03/26	USD	2,080	2,184	28	2,156
1.08%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/03/26	USD	1,665	1,255	22	1,233
1.04%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/06/26	USD	2,090	6,382	28	6,354
1-Day SOFR, 0.05%	Annual	1.07%	Annual	N/A		12/15/26	USD	1,250	(2,074)	17	(2,091)
1.03%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/20/26	USD	1,250	4,982	17	4,965
1.09%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/23/26	USD	1,240	1,270	17	1,253
1.35%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	01/10/22	(a)	01/10/27	USD	2,000	2,513	27	2,486
1.43%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	01/10/22	(a)	01/10/27	USD	2,110	(5,058)	29	(5,087)
1.40%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	01/12/22	(a)	01/12/27	USD	3,170	(3,524)	43	(3,567)
3-Month LIBOR, 0.21%	Quarterly	1.41%	Semi-Annual	01/20/22	(a)	01/20/27	USD	3,200	3,299	43	3,256
3-Month LIBOR, 0.21%	Quarterly	1.43%	Semi-Annual	01/20/22	(a)	01/20/27	USD	3,200	7,193	43	7,150

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 0.21%	Quarterly	1.45%	Semi-Annual	01/20/22	(a)	01/20/27	USD	3,200	$9,530	$43	$9,487
3-Month LIBOR, 0.21%	Quarterly	1.34%	Semi-Annual	01/21/22	(a)	01/21/27	USD	3,200	(7,761)	43	(7,804)
3-Month LIBOR, 0.21%	Quarterly	1.54%	Semi-Annual	02/24/22	(a)	02/24/27	USD	3,520	20,849	48	20,801
3-Month LIBOR, 0.21%	Quarterly	1.56%	Semi-Annual	02/25/22	(a)	02/25/27	USD	3,510	25,072	47	25,025
1.17%	Annual	1-Day SOFR, 0.05%	Annual	03/09/22	(a)	03/09/27	USD	3,530	924	48	876
3-Month LIBOR, 0.21%	Quarterly	1.28%	Semi-Annual	03/31/22	(a)	03/31/27	USD	340	(2,752)	5	(2,757)
1.45%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/12/22	(a)	04/12/27	USD	3,520	1,170	48	1,122
0.65%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/20/22	(a)	04/20/27	USD	530	20,730	7	20,723
3-Month LIBOR, 0.21%	Quarterly	1.63%	Semi-Annual	05/26/22	(a)	05/26/27	USD	6,990	50,612	94	50,518
3-Month LIBOR, 0.21%	Quarterly	1.63%	Semi-Annual	05/26/22	(a)	05/26/27	USD	1,748	12,272	24	12,248
1-Day SOFR, 0.05%	Annual	1.23%	Annual	06/14/22	(a)	06/14/27	USD	880	(337)	12	(349)
1.24%	Annual	1-Day SOFR, 0.05%	Annual	06/29/22	(a)	06/29/27	USD	655	259	9	250
1.25%	Annual	1-Day SOFR, 0.05%	Annual	06/29/22	(a)	06/29/27	USD	655	3	9	(6)
1-Day SOFR, 0.05%	Annual	1.25%	Annual	07/05/22	(a)	07/05/27	USD	1,295	(260)	18	(278)
3-Month LIBOR, 0.21%	Quarterly	1.35%	Semi-Annual	07/08/22	(a)	07/08/27	USD	6,540	(52,024)	88	(52,112)
3-Month LIBOR, 0.21%	Quarterly	1.19%	Semi-Annual	07/19/22	(a)	07/19/27	USD	2,570	(41,182)	34	(41,216)
3-Month LIBOR, 0.21%	Quarterly	1.50%	Semi-Annual	07/22/22	(a)	07/22/27	USD	500	(487)	7	(494)
3-Month LIBOR, 0.21%	Quarterly	1.58%	Semi-Annual	07/27/22	(a)	07/27/27	USD	580	1,437	8	1,429
1-Day SOFR, 0.05%	Annual	1.30%	Annual	07/28/22	(a)	07/28/27	USD	740	1,202	10	1,192
3-Month LIBOR, 0.21%	Quarterly	1.48%	Semi-Annual	08/01/22	(a)	08/01/27	USD	5,330	(12,130)	72	(12,202)
3-Month LIBOR, 0.21%	Quarterly	1.49%	Semi-Annual	08/01/22	(a)	08/01/27	USD	5,330	(9,551)	72	(9,623)
1.24%	Annual	1-Day SOFR, 0.05%	Annual	11/15/22	(a)	11/15/27	USD	2,230	7,809	30	7,779
3-Month LIBOR, 0.21%	Quarterly	1.68%	Semi-Annual	11/21/22	(a)	11/21/27	USD	2,250	9,278	30	9,248
3-Month LIBOR, 0.21%	Quarterly	1.05%	Semi-Annual	N/A		05/15/28	USD	1,650	(37,664)	23	(37,687)
1-Day SOFR, 0.05%	Annual	1.20%	Annual	03/31/22	(a)	11/15/28	USD	1,710	(6,417)	25	(6,442)
1-Day SOFR, 0.05%	Annual	1.21%	Annual	03/31/22	(a)	11/15/28	USD	3,780	(10,874)	56	(10,930)
1.36%	Annual	1-Day SOFR, 0.05%	Annual	03/31/22	(a)	11/15/28	USD	15,900	(103,190)	(14,837)	(88,353)
2.79%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		03/10/31	USD	4,266	(492,763)	64	(492,827)
3-Month LIBOR, 0.21%	Quarterly	2.45%	Semi-Annual	N/A		05/18/31	USD	860	69,689	13	69,676
3-Month LIBOR, 0.21%	Quarterly	2.10%	Semi-Annual	N/A		06/22/31	USD	430	20,733	6	20,727
3-Month LIBOR, 0.21%	Quarterly	1.18%	Semi-Annual	N/A		07/28/31	USD	1,640	(50,310)	25	(50,335)
1-Day SOFR, 0.05%	Annual	1.25%	Annual	03/31/22	(a)	08/15/31	USD	1,300	(9,926)	21	(9,947)
1.29%	Annual	1-Day SOFR, 0.05%	Annual	03/31/22	(a)	08/15/31	USD	720	3,413	12	3,401
1-Day SOFR, 0.05%	Annual	1.46%	Annual	03/31/22	(a)	08/15/31	USD	5,710	61,353	15,675	45,678
1.52%	Annual	1-Day SOFR, 0.05%	Annual	03/31/22	(a)	08/15/31	USD	2,980	(47,943)	48	(47,991)
1.43%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		09/21/31	USD	2,705	26,152	42	26,110
1.39%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		09/22/31	USD	2,265	30,100	35	30,065
1.52%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		09/24/31	USD	5,730	6,464	89	6,375
3-Month LIBOR, 0.21%	Quarterly	1.59%	Semi-Annual	N/A		10/12/31	USD	26,700	123,212	425	122,787
1.78%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/18/31	USD	3,040	(65,265)	48	(65,313)
1.38%	Annual	1-Day SOFR, 0.05%	Annual	N/A		10/20/31	USD	2,870	(26,555)	46	(26,601)
1.45%	Annual	1-Day SOFR, 0.05%	Annual	N/A		10/25/31	USD	360	(5,550)	6	(5,556)
1.42%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/18/31	USD	170	(2,057)	3	(2,060)
1.45%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/19/31	USD	930	(13,698)	15	(13,713)
1.40%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/22/31	USD	1,280	(12,500)	21	(12,521)
1.43%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/22/31	USD	1,110	(14,052)	18	(14,070)
1.42%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/24/31	USD	890	(10,322)	14	(10,336)
1.44%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/24/31	USD	890	(12,103)	14	(12,117)
1.48%	Annual	1-Day SOFR, 0.05%	Annual	N/A		11/26/31	USD	1,920	(32,346)	31	(32,377)
1-Day SOFR, 0.05%	Annual	1.32%	Annual	N/A		11/30/31	USD	1,500	1,882	24	1,858
1-Day SOFR, 0.05%	Annual	1.27%	Annual	N/A		12/02/31	USD	885	(2,395)	14	(2,409)
1-Day SOFR, 0.05%	Annual	1.28%	Annual	N/A		12/02/31	USD	890	(2,366)	14	(2,380)
1-Day SOFR, 0.05%	Annual	1.28%	Annual	N/A		12/02/31	USD	885	(2,226)	14	(2,240)
1-Day SOFR, 0.05%	Annual	1.30%	Annual	N/A		12/02/31	USD	890	(458)	14	(472)
1.28%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/03/31	USD	1,110	2,681	18	2,663
1-Day SOFR, 0.05%	Annual	1.31%	Annual	N/A		12/03/31	USD	250	146	4	142
1-Day SOFR, 0.05%	Annual	1.26%	Annual	N/A		12/06/31	USD	1,180	(4,934)	19	(4,953)
1-Day SOFR, 0.05%	Annual	1.19%	Annual	N/A		12/07/31	USD	587	(6,669)	9	(6,678)
1-Day SOFR, 0.05%	Annual	1.24%	Annual	N/A		12/07/31	USD	1,780	(11,403)	29	(11,432)
1-Day SOFR, 0.05%	Annual	1.31%	Annual	N/A		12/13/31	USD	890	(88)	14	(102)
1-Day SOFR, 0.05%	Annual	1.27%	Annual	N/A		12/16/31	USD	665	(2,388)	11	(2,399)

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day SOFR, 0.05%	Annual	1.28%	Annual	N/A		12/17/31	USD	590	$(1,413)	$10	$(1,423)
1-Day SOFR, 0.05%	Annual	1.24%	Annual	N/A		12/20/31	USD	330	(2,269)	5	(2,274)
1-Day SOFR, 0.05%	Annual	1.25%	Annual	N/A		12/20/31	USD	330	(2,018)	5	(2,023)
1-Day SOFR, 0.05%	Annual	1.20%	Annual	N/A		12/21/31	USD	710	(7,812)	12	(7,824)
1-Day SOFR, 0.05%	Annual	1.21%	Annual	N/A		12/21/31	USD	660	(6,508)	11	(6,519)
1-Day SOFR, 0.05%	Annual	1.19%	Annual	N/A		12/22/31	USD	330	(3,783)	5	(3,788)
1.31%	Annual	1-Day SOFR, 0.05%	Annual	N/A		12/28/31	USD	660	77	11	66
1.36%	Annual	1-Day SOFR, 0.05%	Annual	12/31/21	(a)	12/31/31	USD	330	(1,288)	5	(1,293)
1.37%	Annual	1-Day SOFR, 0.05%	Annual	12/31/21	(a)	12/31/31	USD	327	(1,572)	5	(1,577)
1.35%	Annual	1-Day SOFR, 0.05%	Annual	01/03/22	(a)	01/03/32	USD	332	(1,101)	5	(1,106)
1.31%	Annual	1-Day SOFR, 0.05%	Annual	01/04/22	(a)	01/04/32	USD	331	251	5	246
1.31%	Annual	1-Day SOFR, 0.05%	Annual	01/26/22	(a)	01/26/32	USD	767	1,376	12	1,364
3-Month LIBOR, 0.21%	Quarterly	1.78%	Semi-Annual	01/26/22	(a)	01/26/32	USD	710	11,733	12	11,721
1.61%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	03/28/22	(a)	03/28/32	USD	26,000	48,075	416	47,659
1.66%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/25/22	(a)	04/25/32	USD	25,400	(34,185)	413	(34,598)
0.77%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	05/06/22	(a)	05/06/32	USD	2,650	217,659	42	217,617
0.85%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	08/15/22	(a)	08/15/32	USD	9,220	721,388	38,204	683,184
0.44%	Annual	6-Month EURIBOR, (0.55%)	Semi-Annual	05/16/23	(a)	05/16/33	EUR	1,255	5,022	27	4,995
2.33%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	06/24/24	(a)	06/24/34	USD	310	(14,394)	5	(14,399)
3-Month LIBOR, 0.21%	Quarterly	1.67%	Semi-Annual	08/06/24	(a)	08/06/34	USD	2,450	(32,567)	39	(32,606)
1.65%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	08/22/24	(a)	08/22/34	USD	1,355	21,229	21	21,208
2.82%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/04/29	(a)	04/04/39	USD	1,560	(114,505)	24	(114,529)
1.01%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	04/02/30	(a)	04/02/40	USD	4,100	319,525	66	319,459
1.86%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		10/12/41	USD	14,800	(308,282)	290	(308,572)
1-Day SOFR, 0.05%	Annual	1.36%	Annual	03/31/22	(a)	05/15/47	USD	2,440	(70,022)	53	(70,075)
1-Day SOFR, 0.05%	Annual	1.43%	Annual	03/31/22	(a)	05/15/47	USD	170	(2,592)	4	(2,596)
1.47%	Annual	1-Day SOFR, 0.05%	Annual	03/31/22	(a)	05/15/47	USD	1,360	7,167	30	7,137
1.64%	Annual	1-Day SOFR, 0.05%	Annual	03/31/22	(a)	05/15/47	USD	4,920	(148,561)	(33,050)	(115,511)
3.02%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	12/08/38	(a)	12/08/48	USD	400	(35,330)	6	(35,336)
2.38%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	07/05/39	(a)	07/05/49	USD	620	(26,976)	10	(26,986)
1.71%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	08/16/39	(a)	08/16/49	USD	600	2,196	9	2,187
1.78%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	08/16/39	(a)	08/16/49	USD	500	(826)	8	(834)
1.67%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	08/17/39	(a)	08/17/49	USD	460	3,066	7	3,059
1.25%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		03/06/50	USD	460	51,209	10	51,199
1.10%	Semi-Annual	3-Month LIBOR, 0.21%	Quarterly	N/A		11/25/50	USD	750	112,439	17	112,422
3-Month LIBOR, 0.21%	Quarterly	1.93%	Semi-Annual	N/A		10/22/51	USD	3,550	180,729	84	180,645
1-Day SOFR, 0.05%	Annual	1.38%	Annual	N/A		12/03/51	USD	430	(8,123)	10	(8,133)
1-Day SOFR, 0.05%	Annual	1.39%	Annual	N/A		12/15/51	USD	260	(4,382)	6	(4,388)
3-Month LIBOR, 0.21%	Quarterly	1.93%	Semi-Annual	12/01/26	(a)	12/01/56	USD	110	4,294	2	4,292

									$1,178,210	$12,639	$1,165,571

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Adler Real Estate AG	5.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	N/R	EUR	10	$(274	) $	1,375	$(1,649)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B	EUR	10	1,321		1,063	258
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	N/R	EUR	10	(223)		928	(1,151)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	N/R	EUR	10	(222)		1,043	(1,265)
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R	USD	228	(14,804)		(22,728)	7,924
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R	USD	63	(4,090)		(6,292)	2,202
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	N/R	USD	5,000	(676,845)		(487,295)	(189,550)
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	N/R	USD	2,500	(338,423)		(241,071)	(97,352)
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	N/R	USD	5,550	(751,298)		(709,016)	(42,282)

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount(000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Monthly	Credit Suisse International	09/17/58	N/R	USD5,000	$(466,075)	$(522,882)	$56,807
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD2,500	(233,038)	(261,441)	28,403
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD5,000	(466,076)	(522,833)	56,757
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	N/R	USD2,153	(200,692)	(236,140)	35,448

							$(3,150,739)	$(3,005,289)	$(145,450)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$61,852	$(2,241,905)	$3,911,154	$(2,945,550)	$—
OTC Swaps	4,409	(3,009,698)	187,799	(333,249)	—
Options Written	N/A	N/A	2,336,946	(2,248,640)	(6,963,280)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,977,810	$—	$1,977,810
Options purchased(b)
Investments at value — unaffiliated(c)	—	—	—	—	5,333,903	—	5,333,903
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	3,911,154	—	3,911,154
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	192,208	—	—	—	—	192,208

	$—	$192,208	$—	$—	$11,222,867	$—	$11,415,075

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$760,307	$—	$760,307
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	152,764	—	—	152,764
Options written
Options written at value	—	—	—	—	6,963,280	—	6,963,280
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	199,967	—	—	2,745,583	—	2,945,550
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,342,947	—	—	—	—	3,342,947

	$—	$3,542,914	$—	$152,764	$10,469,170	$—	$14,164,848

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,970,735	$—	$1,970,735
Forward foreign currency exchange contracts	—	—	—	727,284	—	—	727,284
Options purchased(a)	—	—	—	—	5,892,664	—	5,892,664
Options written	—	—	—	—	1,830,598	—	1,830,598
Swaps	—	(151,170)	—	—	(145,495)	—	(296,665)

	$—	$(151,170)	$—	$727,284	$9,548,502	$—	$10,124,616

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,672,859	$—	$1,672,859
Forward foreign currency exchange contracts	—	—	—	143,253	—	—	143,253
Options purchased(b)	—	—	—	—	(886,179)	—	(886,179)
Options written	—	—	—	—	(2,723,043)	—	(2,723,043)
Swaps	—	1,023,054	—	—	449,426	—	1,472,480

	$—	$1,023,054	$—	$143,253	$(1,486,937)	$—	$(320,630)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$145,149,528
Average notional value of contracts — short	$266,527,097
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$12,072,528
Options:
Average value of option contracts purchased	$246,519
Average value of option contracts written	$188,394
Average notional value of swaption contracts purchased	$361,639,424
Average notional value of swaption contracts written	$919,927,726
Credit default swaps:
Average notional value — buy protection	$60,207,500
Average notional value — sell protection	$29,758,261
Interest rate swaps:
Average notional value — pays fixed rate	$247,644,703
Average notional value — receives fixed rate	$153,129,219

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$178,509		$49,353
Forward foreign currency exchange contracts	—		152,764
Options(a)	5,333,903	(b)	6,963,280
Swaps — centrally cleared	—		579,186
Swaps — OTC(c)	192,208		3,342,947

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,704,620		11,087,530

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(201,884)		(635,977)

Total derivative assets and liabilities subject to an MNA	$5,502,736		$10,451,553

(a)	Includes forward settling swaptions.
(b)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)
Bank of America N.A.	$782,776	$(718,198)	$—	$—	$64,578
Barclays Bank PLC	767,321	(767,321)	—	—	—
Citibank N.A.	190,604	(190,604)	—	—	—
Credit Suisse International	141,967	(141,967)	—	—	—
Deutsche Bank AG	976,517	(976,517)	—	—	—
Goldman Sachs Bank USA	768,817	(457,444)	—	(311,373)	—
JPMorgan Chase Bank N.A.	797,706	(797,706)	—	—	—
Morgan Stanley & Co. International PLC	812,442	(812,442)	—	—	—
Nomura International PLC	154,899	(8,434)	—	—	146,465
UBS AG	82,120	—	—	—	82,120
Wells Fargo Bank N.A.	27,567	—	—	(27,567)	—

	$5,502,736	$(4,870,633)	$—	$(338,940)	$293,163

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (d)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(e)(f)
Bank of America N.A.	$718,198	$(718,198)	$—	$—	$—
Barclays Bank PLC	1,441,146	(767,321)	(530,544)	—	143,281
Citibank N.A.	354,091	(190,604)	—	(163,487)	—
Credit Suisse International	1,645,579	(141,967)	—	(1,270,000)	233,612
Deutsche Bank AG	2,208,605	(976,517)	—	(1,040,000)	192,088
Goldman Sachs Bank USA	457,444	(457,444)	—	—	—
JPMorgan Chase Bank N.A.	1,185,344	(797,706)	—	(270,000)	117,638
Morgan Stanley & Co. International PLC	2,393,217	(812,442)	(1,564,654)	—	16,121
Natwest Markets PLC	39,413	—	—	—	39,413
Nomura International PLC	8,434	(8,434)	—	—	—
State Street Bank and Trust Co.	82	—	—	—	82

	$10,451,553	$(4,870,633)	$(2,095,198)	$(2,743,487)	$742,235

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$62,466,877	$2,843,303	$65,310,180
Corporate Bonds
Advertising Agencies	—	678,709	—	678,709
Aerospace & Defense	—	12,648,583	—	12,648,583

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Airlines	$—	$9,768,428	$—	$9,768,428
Auto Components	—	4,179,163	—	4,179,163
Automobiles	—	10,238,223	—	10,238,223
Banks	—	13,149,643	—	13,149,643
Beverages	—	9,379,351	—	9,379,351
Biotechnology	—	1,926,267	—	1,926,267
Building Materials	—	2,249,003	—	2,249,003
Building Products	—	5,807,445	—	5,807,445
Capital Markets	—	18,902,869	—	18,902,869
Chemicals	—	5,683,247	—	5,683,247
Commercial Services & Supplies	—	2,371,603	—	2,371,603
Communications Equipment	—	1,652,080	—	1,652,080
Construction & Engineering	—	4,172,510	—	4,172,510
Construction Materials	—	778,367	—	778,367
Consumer Discretionary	—	5,065,893	—	5,065,893
Consumer Finance	—	5,034,344	—	5,034,344
Containers & Packaging	—	1,859,730	—	1,859,730
Diversified Consumer Services	—	4,246,029	—	4,246,029
Diversified Financial Services	—	36,798,882	—	36,798,882
Diversified Telecommunication Services	—	34,272,673	—	34,272,673
Education	—	721,523	—	721,523
Electric Utilities	—	27,745,317	—	27,745,317
Electrical Equipment	—	311,255	—	311,255
Electronic Equipment, Instruments & Components	—	3,079,811	—	3,079,811
Energy Equipment & Services	—	2,160,981	—	2,160,981
Environmental, Maintenance & Security Service	—	1,648,349	—	1,648,349
Equity Real Estate Investment Trusts (REITs)	—	11,098,471	—	11,098,471
Food & Staples Retailing	—	5,325,507	—	5,325,507
Food Products	—	1,750,948	—	1,750,948
Gas Utilities	—	91,013	—	91,013
Health Care Equipment & Supplies	—	2,929,683	—	2,929,683
Health Care Providers & Services	—	17,033,544	—	17,033,544
Health Care Technology	—	2,210,702	—	2,210,702
Hotels, Restaurants & Leisure	—	13,646,622	3,931,197	17,577,819
Household Durables	—	2,436,290	—	2,436,290
Independent Power and Renewable Electricity Producers	—	3,378,328	—	3,378,328
Industrial Conglomerates	—	213,451	—	213,451
Insurance	—	26,551,273	—	26,551,273
Interactive Media & Services	—	1,230,911	—	1,230,911
Internet Software & Services	—	3,284,381	—	3,284,381
IT Services	—	5,058,085	—	5,058,085
Leisure Products	—	620,675	—	620,675
Machinery	—	2,381,152	—	2,381,152
Media	—	47,710,767	—	47,710,767
Metals & Mining	—	8,514,270	—	8,514,270
Multiline Retail	—	595,118	—	595,118
Multi-Utilities	—	1,330,237	—	1,330,237
Offshore Drilling & Other Services	—	716,504	—	716,504
Oil, Gas & Consumable Fuels	111,943	57,945,919	1,616,735	59,674,597
Personal Products	—	102,641	—	102,641
Pharmaceuticals	—	19,403,071	—	19,403,071
Real Estate Management & Development	—	17,031,010	—	17,031,010
Road & Rail	—	9,151,089	—	9,151,089
Semiconductors & Semiconductor Equipment	—	5,657,876	—	5,657,876
Software	—	14,440,707	—	14,440,707
Specialty Retail	—	2,182,492	—	2,182,492
Technology Hardware, Storage & Peripherals	—	3,385,994	—	3,385,994
Textiles, Apparel & Luxury Goods	—	445,241	—	445,241
Thrifts & Mortgage Finance	—	412,089	—	412,089
Tobacco	—	7,343,833	—	7,343,833
Transportation	—	117,752	—	117,752
Transportation Infrastructure	—	2,755,530	766,309	3,521,839
Utilities	—	10,365,802	—	10,365,802

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Wireless Telecommunication Services	$—	$11,613,316	$—	$11,613,316
Floating Rate Loan Interests	—	26,843,407	580,932	27,424,339
Foreign Agency Obligations	—	27,875,615	—	27,875,615
Municipal Bonds	—	27,333,732	—	27,333,732
Non-Agency Mortgage-Backed Securities	—	54,260,328	—	54,260,328
Preferred Securities
Capital Trusts	—	53,709,473	—	53,709,473
Preferred Stocks	4,401,034	—	—	4,401,034
Trust Preferred	825,366	—	—	825,366
U.S. Government Sponsored Agency Securities	—	208,967,360	—	208,967,360
U.S. Treasury Obligations	—	298,257,230	—	298,257,230
Short-Term Securities
Money Market Funds	25,976,159	—	—	25,976,159
Options Purchased
Interest Rate Contracts	23,375	5,310,528	—	5,333,903
Unfunded Floating Rate Loan Interests(a)	—	77	—	77
Liabilities
Investments
TBA Sale Commitments	—	(54,786,845)	—	(54,786,845)

	$31,337,877	$1,257,230,354	$9,738,476	$1,298,306,707

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$187,799	$—	$187,799
Interest Rate Contracts	1,977,810	3,911,154	—	5,888,964
Liabilities
Credit Contracts	—	(533,216)	—	(533,216)
Foreign Currency Exchange Contracts	—	(152,764)	—	(152,764)
Interest Rate Contracts	(767,745)	(9,701,425)	—	(10,469,170)

	$1,210,065	$(6,288,452)	$—	$(5,078,387)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $405,521,969 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2020	$27,859	$21,047	$7,038,030	$617,454	$7,704,390
Transfers into Level 3	1,286,514	—	—	—	1,286,514
Transfers out of Level 3	—	—	—	(215,995)	(215,995)
Accrued discounts/premiums	(86,740)	—	11,809	1,513	(73,418)
Net realized gain (loss)	—	—	57,444	68	57,512
Net change in unrealized appreciation (depreciation)(a)(b)	68,186	(13,823)	(355,836)	1,804	(299,669)
Purchases	1,547,484	—	6,891	179,100	1,733,475
Sales	—	(7,224)	(444,097)	(3,012)	(454,333)

Closing balance, as of December 31, 2021	$2,843,303	$—	$6,314,241	$580,932	$9,738,476

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(b)	$68,186	$—	$(366,103)	$1,804	$(296,113)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AlbaCore EURO CLO I DAC, Series 1X, Class ER, (3 mo. EURIBOR + 5.96%), 5.96%, 10/18/34(a)(b)	EUR	100	$112,251
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class ER, (3 mo. EURIBOR + 6.45%), 6.45%, 04/15/34(a)(b)		203	226,817
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class B, (3 mo. LIBOR US + 1.80%), 1.96%, 05/15/30(b)(c)	USD	500	495,886
Aurium CLO II DAC, Series 2X, Class ERR, (3 mo EURIBOR + 6.08%), 6.08%, 06/22/34(a)(b)	EUR	100	109,509
BBAM European CLO I DAC, Series 1X, Class ER, (3 mo. EURIBOR + 5.91%), 5.91%, 07/22/34(a)(b)		100	112,184
Bilbao CLO II DAC, Series 2X, Class DR, (3 mo. EURIBOR + 5.97%), 5.97%, 08/20/35(a)(b)		100	112,095
BlueMountain Fuji Eur CLO IV DAC, Series 4X, Class ER, (3 mo. EURIBOR + 6.21%), 6.21%, 02/25/34(a)(b)		100	112,534
Contego CLO IX DAC, Series 9X, Class E, (3 mo. EURIBOR + 6.01%), 6.01%, 01/24/34(a)(b)		100	111,808
Contego CLO VIII DAC, Series 8X, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 01/25/34(a)(b)		100	111,899
CVC Cordatus Loan Fund XX DAC, Series 20X, Class E, (3 mo. EURIBOR + 5.61%), 5.61%, 06/22/34(a)(b)		100	111,149
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (3 mo. LIBOR US + 1.95%), 2.07%, 07/15/31(b)(c)	USD	250	248,334
Greene King Finance PLC(b)
Series B1, (3 mo. LIBOR GBP + 1.80%), 1.90%, 12/15/34	GBP	100	110,996
Series B2, (3 mo. LIBOR GBP + 2.08%), 2.18%, 03/15/36(a)		100	109,823
Invesco Euro CLO, Series 6X, Class E, (3 mo. EURIBOR + 5.99%), 5.99%, 07/15/34(a)(b)	EUR	100	111,501
Neuberger Berman Loan Advisers Euro CLO 2 DAC, Series 2021-2X, Class E, (3 mo. EURIBOR + 6.06%), 6.06%, 04/15/34(a)(b)		100	111,956
Northwoods Capital 21 Euro DAC, Series 2020-21X, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 07/22/34(a)(b)		100	112,128
Northwoods Capital 23 Euro DAC, Series 2021-23X, Class E, (3 mo. EURIBOR + 6.21%), 6.21%, 03/15/34(a)(b)		100	113,133
OCP Euro CLO DAC, Series 2019-3X, Class ER, (3 mo. EURIBOR + 6.02%), 6.02%, 04/20/33(a)(b)		100	111,517
Providus Clo III DAC, Series 3X, Class ER, (3 mo. EURIBOR + 6.26%), 6.26%, 07/18/34(a)(b)		100	113,557
Rockfield Park CLO, Class D, (3 mo. EURIBOR + 5.95%), 5.95%, 07/16/34(a)(b)		100	112,080

Security		Par (000)	Value

Asset-Backed Securities (continued)
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32(a)	GBP	300	$487,153
Voya Euro CLO, Class ER, (3 mo. EURIBOR + 6.02%), 6.02%, 07/15/35(a)(b)	EUR	100	112,092

Total Asset-Backed Securities — 0.2% (Cost: $3,526,481)			3,470,402

		Shares

Common Stocks

Auto Components — 0.0%
Lear Corp.		227	41,530

Building Products — 0.0%
AZEK Co., Inc.(d)		1,120	51,789

Chemicals — 0.3%
Diversey Holdings Ltd.(d)		134,751	1,793,536
Element Solutions, Inc.		99,334	2,411,829

			4,205,365

Communications Equipment — 0.0%
CommScope Holding Co., Inc.(d)		47,956	529,434

Consumer Finance — 0.0%
Ally Financial, Inc.		1	48

Containers & Packaging — 0.1%
ARDAGH MP USA, Inc., (Acquired 08/02/21, Cost: $1,599,352)(e)		162,646	1,468,693

Diversified Financial Services(f) — 0.0%
Kcad Holdings I Ltd.		2,223,465,984	22,235
UCI International Remainco LLC		109,729	1

			22,236

Diversified Telecommunication Services — 0.0%
Liberty Global PLC, Class A(d)		1,859	51,569

Electrical Equipment — 0.1%
Sensata Technologies Holding PLC(d)		25,492	1,572,602

Equity Real Estate Investment Trusts (REITs) — 0.7%
Gaming and Leisure Properties, Inc.		84,514	4,112,451
VICI Properties, Inc.		198,954	5,990,505

			10,102,956

Hotels, Restaurants & Leisure — 0.1%
Aramark		28,378	1,045,729

Life Sciences Tools & Services(d) — 0.3%
Avantor, Inc.		56,168	2,366,919
Syneos Health, Inc.		20,763	2,131,945

			4,498,864

Media(d) — 0.1%
Clear Channel Outdoor Holdings, Inc.		482,919	1,598,462
Mediaco Holding, Inc., Class A		912	4,888

			1,603,350

Metals & Mining — 0.1%
Constellium SE(d)		115,056	2,060,653

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Oil, Gas & Consumable Fuels — 1.3%
Chesapeake Energy Corp.(g)		118,098	$7,619,683
Devon Energy Corp.		13,230	582,782
Diamondback Energy, Inc.		13,165	1,419,845
DTE Midstream LLC(d)		27,210	1,305,536
Energy Transfer LP		408,055	3,358,293
Enterprise Products Partners LP		102,607	2,253,250
EQT Corp.(d)		69,173	1,508,663
Hess Corp.		5,403	399,984
Occidental Petroleum Corp.		22,478	651,637
Western Midstream Partners LP		13,487	300,355

			19,400,028

Road & Rail — 0.1%
Uber Technologies, Inc.(d)		16,970	711,552

Semiconductors & Semiconductor Equipment(d) — 0.1%
Globalfoundries, Inc.		15,916	1,034,062
Maxeon Solar Technologies Ltd.		128	1,779
SunPower Corp.		1,025	21,392

			1,057,233

Software — 0.1%
Informatica, Inc., Class A, Class A(d)		46,659	1,725,450

Total Common Stocks — 3.4% (Cost: $62,078,048)			50,149,081

		Par (000)

Corporate Bonds

Aerospace & Defense — 4.3%
Amsted Industries, Inc., 5.63%, 07/01/27(c)	USD	890	925,600
Bombardier, Inc.(c)
7.50%, 12/01/24		1,274	1,327,349
7.50%, 03/15/25		449	457,419
7.13%, 06/15/26		3,386	3,512,670
7.88%, 04/15/27		2,934	3,042,851
6.00%, 02/15/28		2,063	2,069,251
7.45%, 05/01/34		234	286,650
BWX Technologies, Inc.(c)
4.13%, 06/30/28		1,415	1,436,225
4.13%, 04/15/29		991	1,003,388
EnPro Industries, Inc., 5.75%, 10/15/26		2,192	2,290,640
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(c)		2,295	2,283,525
Howmet Aerospace, Inc., 5.13%, 10/01/24		44	47,410
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		1,810	1,859,775
Rolls-Royce PLC, 5.75%, 10/15/27(c)		3,313	3,663,847
Spirit AeroSystems, Inc., 5.50%, 01/15/25(c)		866	897,393
TransDigm, Inc.
8.00%, 12/15/25(c)		1,221	1,288,118
6.25%, 03/15/26(c)		28,020	29,123,287
6.38%, 06/15/26		638	655,529
7.50%, 03/15/27		445	465,025
4.63%, 01/15/29		1,492	1,487,047
4.88%, 05/01/29		1,665	1,672,159
Triumph Group, Inc., 8.88%, 06/01/24(c)		3,523	3,842,466

			63,637,624

Security		Par (000)	Value

Airlines — 2.5%
Air Canada, 3.88%, 08/15/26(c)	USD	1,881	$1,918,620
Air France-KLM, 3.88%, 07/01/26(a)	EUR	100	109,731
American Airlines, Inc., 11.75%, 07/15/25(c)	USD	4,050	4,996,687
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(c)
5.50%, 04/20/26		2,791	2,902,005
5.75%, 04/20/29		4,762	5,088,819
Delta Air Lines, Inc., 7.00%, 05/01/25(c)		751	858,701
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(c)		3,066	3,348,015
Deutsche Lufthansa AG(a) 2.88%, 02/11/25	EUR	100	114,116
2.88%, 05/16/27		100	111,364
3.75%, 02/11/28		200	229,156
3.50%, 07/14/29		300	337,280
Finnair OYJ, 4.25%, 05/19/25(a)		200	230,537
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(c)	USD	1,377	1,440,686
International Consolidated Airlines Group SA(a)
2.75%, 03/25/25	EUR	200	222,324
3.75%, 03/25/29		100	111,072
Series IAG, 1.13%, 05/18/28		200	208,166
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)	USD	4,358	4,652,165
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(c)		216	238,462
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27		2,720	2,979,235
Series 2020-1, Class B, 4.88%, 01/15/26		251	261,775
United Airlines, Inc.(c) 4.38%, 04/15/26		2,515	2,622,478
4.63%, 04/15/29		2,975	3,067,969

			36,049,363

Auto Components — 2.0%
Adient US LLC, 9.00%, 04/15/25(c)		1,088	1,156,000
Clarios Global LP, 6.75%, 05/15/25(c)		1,189	1,245,478
Clarios Global LP/Clarios US Finance Co. 4.38%, 05/15/26(a)	EUR	301	351,109
6.25%, 05/15/26(c)	USD	5,264	5,507,460
8.50%, 05/15/27(c)		10,798	11,445,880
Dana Financing Luxembourg Sarl, 3.00%, 07/15/29(a)	EUR	100	114,988
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(c)	USD	1,960	2,040,203
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(c)		601	593,488
Faurecia SE(a)
2.75%, 02/15/27	EUR	156	180,863
3.75%, 06/15/28		100	118,831
2.38%, 06/15/29		100	114,419
Goodyear Tire & Rubber Co.
9.50%, 05/31/25	USD	1,085	1,172,874
5.00%, 07/15/29(c)		724	777,721
5.25%, 07/15/31(c)		1,017	1,104,162
5.63%, 04/30/33		1,717	1,873,676
Grupo Antolin-Irausa SA, 3.50%, 04/30/28(a)	EUR	146	156,248

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
IHO Verwaltungs GmbH, (4.63% PIK), 3.88%, 05/15/27(a)(h)	EUR	100	$116,127
Leather 2 SpA, (3 mo. EURIBOR + 4.50%), 4.50%, 09/30/28(a)(b)		100	113,992
Meritor, Inc., 4.50%, 12/15/28(c)	USD	383	383,958
Tenneco, Inc., 7.88%, 01/15/29(c)		292	315,360
Titan International, Inc., 7.00%, 04/30/28		348	370,620
ZF Europe Finance BV, 2.00%, 02/23/26(a)	EUR	100	114,362
ZF Finance GmbH(a) 2.00%, 05/06/27		200	227,449
2.75%, 05/25/27		100	116,641

			29,711,909

Automobiles — 2.4%
Allison Transmission, Inc.(c) 5.88%, 06/01/29	USD	1,991	2,165,212
3.75%, 01/30/31		1,302	1,269,450
Asbury Automotive Group, Inc. 4.50%, 03/01/28		751	766,020
4.75%, 03/01/30		732	743,895
5.00%, 02/15/32(c)		953	988,928
Carvana Co.(c) 5.50%, 04/15/27		1,524	1,508,760
4.88%, 09/01/29		1,222	1,163,955
Constellation Automotive Financing PLC, 4.88%, 07/15/27(a)	GBP	100	133,149
Ford Motor Co. 3.25%, 02/12/32	USD	3,346	3,426,304
4.75%, 01/15/43		426	470,198
5.29%, 12/08/46		532	625,233
Ford Motor Credit Co. LLC 3.81%, 01/09/24		2,063	2,139,826
4.69%, 06/09/25		200	215,000
5.13%, 06/16/25		1,751	1,904,212
4.13%, 08/04/25		2,166	2,298,667
3.38%, 11/13/25		489	508,032
4.39%, 01/08/26		507	546,293
2.70%, 08/10/26		1,611	1,625,096
4.13%, 08/17/27		644	695,121
3.82%, 11/02/27		200	211,462
2.90%, 02/16/28		1,644	1,648,110
5.11%, 05/03/29		978	1,111,252
4.00%, 11/13/30		1,221	1,313,552
Group 1 Automotive, Inc., 4.00%, 08/15/28(c)		243	242,089
Jaguar Land Rover Automotive PLC(a) 6.88%, 11/15/26	EUR	100	128,938
4.50%, 07/15/28		138	159,823
Ken Garff Automotive LLC, 4.88%, 09/15/28(c)	USD	680	680,850
LCM Investments Holdings II LLC, 4.88%, 05/01/29(c)		1,552	1,594,959
Lithia Motors, Inc., 3.88%, 06/01/29(c)		721	736,069
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(c)		975	943,313
Penske Automotive Group, Inc. 3.50%, 09/01/25		1,040	1,063,400
3.75%, 06/15/29		377	373,701
RCI Banque SA, (5 year EUR Swap + 2.85%), 2.63%, 02/18/30(a)(b)	EUR	100	114,077
Renault SA, 2.38%, 05/25/26(a)		100	114,562
Sonic Automotive, Inc., 4.63%, 11/15/29(c)	USD	362	365,439

Security		Par (000)	Value

Automobiles (continued)
Volvo Car AB, 2.50%, 10/07/27(a)	EUR	100	$122,730
Wabash National Corp., 4.50%, 10/15/28(c)	USD	1,192	1,203,920

			35,321,597

Banks — 0.7%
American Finance Trust, Inc./American Finance Operating Partner LP, 4.50%, 09/30/28(c)		354	356,605
Banca Monte dei Paschi di Siena SpA(a) 2.63%, 04/28/25	EUR	125	142,142
1.88%, 01/09/26		100	110,719
Banco BPM SpA(a)(b)
(5 year EUR Swap + 3.17%), 2.88%, 06/29/31		275	308,913
(5 year EUR Swap + 5.42%), 5.00%, 09/14/30		100	121,467
Banco de Sabadell SA, (5 year EUR Swap + 2.20%), 2.00%, 01/17/30(a)(b)		300	335,146
Banco Espirito Santo SA(i) 4.75%, 01/15/22		1,900	313,657
4.00%, 01/21/22		1,100	181,591
Bank of Cyprus Pcl, (5 year EUR Swap + 2.79%), 2.50%, 06/24/27(a)(b)		200	217,453
CIT Group, Inc., 6.00%, 04/01/36	USD	3,261	3,789,934
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(b)(j)	EUR	400	495,817
HSBC Bank PLC, Series 1M, (6 mo. LIBOR US + 0.25%), 0.75%(b)(j)	USD	170	157,250
Intesa Sanpaolo SpA 5.15%, 06/10/30(a)	GBP	125	188,882
(1 year CMT + 2.60%), 4.20%, 06/01/32(b)(c)	USD	855	862,417
(1 year CMT + 2.75%), 4.95%, 06/01/42(b)(c)		630	647,261
(5 year EUR Swap + 5.75%), 5.88%, 03/04/29(a)(b)	EUR	200	249,672
Wells Fargo & Co., (5 year CMT + 3.45%), 3.90%(b)(j)	USD	2,130	2,188,575

			10,667,501

Beverages — 2.0%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(c)(h)		4,612	4,750,720
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
2.00%, 09/01/28(a)	EUR	148	166,476
3.00%, 09/01/29(a)		143	159,346
4.00%, 09/01/29(c)	USD	5,195	5,146,946
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(c)
4.13%, 08/15/26		1,138	1,163,605
4.75%, 07/15/27	GBP	427	577,498
5.25%, 08/15/27	USD	3,429	3,450,431
Ball Corp. 2.88%, 08/15/30		151	146,470
3.13%, 09/15/31		2,259	2,230,762
Canpack SA/Canpack US LLC, 3.13%, 11/01/25(c)		584	585,460
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		155	186,969
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(c)		2,321	2,342,284
Silgan Holdings, Inc., 4.13%, 02/01/28		51	52,084
Trivium Packaging Finance BV(c) 5.50%, 08/15/26		2,693	2,800,720
8.50%, 08/15/27		5,584	5,905,080

			29,664,851

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Biotechnology(a) — 0.0%
Cidron Aida Finco Sarl 5.00%, 04/01/28	EUR	105	$119,990
6.25%, 04/01/28	GBP	133	177,772
Grifols Escrow Issuer SA, 3.88%, 10/15/28	EUR	100	114,234

			411,996

Building Materials — 1.4%
Builders FirstSource, Inc., 6.75%, 06/01/27(c)	USD	538	567,590
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(c)		1,781	1,903,622
CP Atlas Buyer, Inc., 7.00%, 12/01/28(c)		1,919	1,909,405
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(c)		1,430	1,517,659
HT Troplast GmbH, 9.25%, 07/15/25(a)	EUR	128	156,715
James Hardie International Finance DAC, 5.00%, 01/15/28(c)	USD	458	476,320
Jeld-Wen, Inc.(c) 6.25%, 05/15/25		852	890,340
4.63%, 12/15/25		321	323,408
4.88%, 12/15/27		99	101,588
Masonite International Corp.(c) 3.50%, 02/15/30		1,179	1,165,736
Class C, 5.38%, 02/01/28		239	250,651
New Enterprise Stone & Lime Co., Inc.(c) 5.25%, 07/15/28		435	441,090
9.75%, 07/15/28		640	684,800
Patrick Industries, Inc., 4.75%, 05/01/29(c)		354	352,230
PCF GmbH(a) 4.75%, 04/15/26	EUR	100	117,408
(3 mo. EURIBOR + 4.75%), 4.75%, 04/15/26(b)		100	115,505
SRM Escrow Issuer LLC, 6.00%, 11/01/28(c)	USD	2,633	2,810,859
Standard Industries, Inc. 2.25%, 11/21/26(a)	EUR	134	149,365
5.00%, 02/15/27(c)	USD	576	592,934
4.38%, 07/15/30(c)		3,299	3,366,646
3.38%, 01/15/31(c)		567	546,186
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(c)		923	966,750
Victors Merger Corp., 6.38%, 05/15/29(c)		927	871,380

			20,278,187

Building Products(c) — 1.3%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		1,464	1,513,410
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		552	551,707
Foundation Building Materials, Inc., 6.00%, 03/01/29		1,037	1,018,853
GYP Holdings III Corp., 4.63%, 05/01/29		1,296	1,299,240
LBM Acquisition LLC, 6.25%, 01/15/29		2,713	2,682,479
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		1,130	1,184,319
SRS Distribution, Inc. 4.63%, 07/01/28		2,397	2,405,989
6.13%, 07/01/29		1,994	2,032,125
6.00%, 12/01/29		1,974	1,983,870
White Cap Buyer LLC, 6.88%, 10/15/28		2,499	2,605,207
White Cap Parent LLC, (9.00% PIK), 8.25%, 03/15/26(h)		1,165	1,191,213

			18,468,412

Security		Par (000)	Value

Capital Markets — 1.3%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29(c)	USD	613	$627,320
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(b)(j)		4,775	4,822,750
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(c)		1,129	1,182,627
ESC Lehman Brothers Holding Production, 1.00%(i)(j)		1,535	8,442
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		245	246,321
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		591	613,162
6.25%, 05/15/26		696	724,710
5.25%, 05/15/27		1,758	1,807,980
4.38%, 02/01/29		1,029	1,003,275
Lehman Brothers Holding Escrow, 1.00%(i)(j)		430	2,365
Lehman Brothers Holdings, Inc.(i) 5.38%, 10/17/12	EUR	350	2,590
1.00%, 02/05/22		3,950	29,231
4.75%, 01/16/49		1,890	13,986
NFP Corp.(c) 4.88%, 08/15/28	USD	2,374	2,397,740
6.88%, 08/15/28		5,098	5,111,153
Sherwood Financing PLC(a) 6.00%, 11/15/26	GBP	100	135,044
(3 mo. EURIBOR + 4.63%), 4.63%, 11/15/27(b)	EUR	100	114,135

			18,842,831

Chemicals — 2.7%
Ashland LLC, 3.38%, 09/01/31(c)	USD	1,861	1,847,043
Axalta Coating Systems LLC, 3.38%, 02/15/29(c)		922	892,035
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(c)		376	391,980
Chemours Co. 4.00%, 05/15/26	EUR	200	230,262
5.75%, 11/15/28(c)	USD	609	637,239
Diamond (BC) B.V., 4.63%, 10/01/29(c)		1,488	1,476,051
Element Solutions, Inc., 3.88%, 09/01/28(c)		6,655	6,688,275
EverArc Escrow Sarl, 5.00%, 10/30/29(c)		2,883	2,885,133
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)		791	810,775
HB Fuller Co., 4.25%, 10/15/28		541	557,230
Herens Holdco Sarl, 4.75%, 05/15/28(c)		1,756	1,720,880
Herens Midco Sarl, 5.25%, 05/15/29(a)	EUR	202	215,697
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)	USD	1,692	1,804,383
Ingevity Corp., 3.88%, 11/01/28(c)		494	481,033
Kobe US Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(c)(h)		1,238	1,262,760
Kraton Polymers LLC/Kraton Polymers Capital Corp., 5.25%, 05/15/26(a)	EUR	100	116,764
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(c)	USD	610	600,850
Lune Holdings Sarl, 5.63%, 11/15/28(a)	EUR	150	170,775
Minerals Technologies, Inc., 5.00%, 07/01/28(c)	USD	878	910,091
Monitchem HoldCo 2 SA, 9.50%, 09/15/26(a)	EUR	100	121,819
Monitchem HoldCo 3 SA, 5.25%, 03/15/25(a)		222	257,991
Nobian Finance BV, 3.63%, 07/15/26(a)		100	112,569
NOVA Chemicals Corp., 4.88%, 06/01/24(c)	USD	456	470,820

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Olympus Water US Holding Corp.(a) 3.88%, 10/01/28	EUR	100	$114,135
5.38%, 10/01/29		100	109,865
SCIH Salt Holdings, Inc., 6.63%, 05/01/29(c)	USD	757	707,795
SCIL IV LLC/SCIL USA Holdings LLC 4.38%, 11/01/26(a)	EUR	100	115,700
5.38%, 11/01/26(c)	USD	1,284	1,317,705
Scotts Miracle-Gro Co.(c) 4.00%, 04/01/31		1,397	1,379,538
4.38%, 02/01/32		146	145,635
SPCM SA, 3.13%, 03/15/27(c)		512	505,948
WESCO Distribution, Inc.(c) 7.13%, 06/15/25		1,940	2,056,400
7.25%, 06/15/28		2,744	3,008,110
WR Grace Holdings LLC, 5.63%, 08/15/29(c)		5,255	5,379,806

			39,503,092
Commercial Services & Supplies — 1.5%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26(c)		940	949,400
AMN Healthcare, Inc., 4.00%, 04/15/29(c)		502	508,903
APX Group, Inc.(c) 6.75%, 02/15/27		1,620	1,701,000
5.75%, 07/15/29		1,478	1,455,830
ASGN, Inc., 4.63%, 05/15/28(c)		351	363,390
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(c)		588	620,234
BCP V Modular Services Finance II PLC(a) 4.75%, 11/30/28	EUR	300	344,112
6.13%, 11/30/28	GBP	100	134,678
EC Finance PLC, 3.00%, 10/15/26(a)	EUR	209	243,300
Fortress Transportation & Infrastructure Investors LLC(c) 6.50%, 10/01/25	USD	386	399,028
9.75%, 08/01/27		261	292,320
5.50%, 05/01/28		1,713	1,745,718
Herc Holdings, Inc., 5.50%, 07/15/27(c)		2,391	2,486,640
Hertz Corp.(c) 4.63%, 12/01/26		666	670,163
5.00%, 12/01/29		1,064	1,064,910
House of Finance NV, 4.38%, 07/15/26(a)	EUR	100	115,159
Loxam SAS(a) 4.25%, 04/15/24		100	114,562
3.25%, 01/14/25		268	305,759
3.75%, 07/15/26		115	132,891
Metis Merger Sub LLC, 6.50%, 05/15/29(c)	USD	1,185	1,163,895
NESCO Holdings II, Inc., 5.50%, 04/15/29(c)		1,353	1,396,972
Paprec Holding SA, 3.50%, 07/01/28(a)	EUR	100	115,239
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(c)	USD	1,195	1,237,422
Prime Security Services Borrower LLC/Prime Finance, Inc.(c) 5.75%, 04/15/26		653	701,107
3.38%, 08/31/27		82	79,162
6.25%, 01/15/28		1,039	1,083,157
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(c)		1,872	1,909,440
United Rentals North America, Inc., 5.25%, 01/15/30		496	536,920

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Verisure Holding AB, 3.88%, 07/15/26(a)	EUR	140	$162,132
Verisure Midholding AB, 5.25%, 02/15/29(a)		181	208,655

			22,242,098
Communications Equipment — 1.2%
Avaya, Inc., 6.13%, 09/15/28(c)	USD	2,743	2,907,580
CommScope Technologies LLC, 6.00%, 06/15/25(c)		1,617	1,617,000
CommScope, Inc.(c) 6.00%, 03/01/26		853	878,590
8.25%, 03/01/27		578	594,005
7.13%, 07/01/28		1,901	1,867,733
4.75%, 09/01/29		2,611	2,594,838
Nokia OYJ, 4.38%, 06/12/27		439	474,120
ViaSat, Inc.(c) 5.63%, 04/15/27		2,710	2,793,197
6.50%, 07/15/28		2,431	2,437,077
Viavi Solutions, Inc., 3.75%, 10/01/29(c)		1,600	1,599,920

			17,764,060
Construction Materials(c) — 0.5%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/28		357	365,293
3.88%, 11/15/29		252	251,370
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		601	613,663
H&E Equipment Services, Inc., 3.88%, 12/15/28		358	355,315
IAA, Inc., 5.50%, 06/15/27		1,538	1,593,753
Picasso Finance Sub, Inc., 6.13%, 06/15/25		1,652	1,726,340
Thor Industries, Inc., 4.00%, 10/15/29		909	899,910
Williams Scotsman International, Inc., 4.63%, 08/15/28		1,196	1,234,870
Winnebago Industries, Inc., 6.25%, 07/15/28		703	752,730

			7,793,244
Consumer Discretionary — 2.6%
APi Escrow Corp., 4.75%, 10/15/29(c)		542	552,840
APi Group DE, Inc., 4.13%, 07/15/29(c)		727	730,635
Carnival Corp. 10.13%, 02/01/26(a)	EUR	201	258,484
10.50%, 02/01/26(c)	USD	2,076	2,369,744
7.63%, 03/01/26(a)	EUR	128	153,014
5.75%, 03/01/27(c)	USD	4,636	4,636,000
9.88%, 08/01/27(c)		1,778	2,031,747
4.00%, 08/01/28(c)		5,683	5,640,377
6.00%, 05/01/29(c)		2,921	2,906,395
CoreLogic, Inc., 4.50%, 05/01/28(c)		2,584	2,574,181
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(c)		561	563,805
Life Time, Inc.(c) 5.75%, 01/15/26		1,307	1,352,745
8.00%, 04/15/26		915	958,847
NCL Corp. Ltd.(c) 10.25%, 02/01/26		411	478,051
5.88%, 03/15/26		1,627	1,619,792
NCL Finance Ltd., 6.13%, 03/15/28(c)		1,769	1,742,465
Nielsen Finance LLC/Nielsen Finance Co.(c) 5.63%, 10/01/28		1,905	1,966,913
5.88%, 10/01/30		1,190	1,256,450
Royal Caribbean Cruises Ltd.(c) 10.88%, 06/01/23		505	551,715
9.13%, 06/15/23		884	934,830

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Discretionary (continued)
Royal Caribbean Cruises Ltd.(c) (continued)
11.50%, 06/01/25	USD	725	$812,000
5.50%, 08/31/26		575	584,660
5.50%, 04/01/28		2,179	2,204,189
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26(a)	EUR	176	205,796
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(c)	USD	973	971,784

			38,057,459
Consumer Finance — 2.7%
American Express Co., (5 year CMT + 2.85%), 3.55%(b)(j)		4,020	4,027,035
Block, Inc., 3.50%, 06/01/31(c)		3,246	3,327,150
Encore Capital Group, Inc.(a)
4.88%, 10/15/25	EUR	100	118,546
5.38%, 02/15/26	GBP	100	140,092
4.25%, 06/01/28		159	212,227
HealthEquity, Inc., 4.50%, 10/01/29(c)	USD	2,217	2,194,830
Iron Mountain UK PLC, 3.88%, 11/15/25(a)	GBP	200	272,031
MoneyGram International, Inc., 5.38%, 08/01/26(c)	USD	584	592,760
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(c)		1,709	1,732,499
Navient Corp.
6.13%, 03/25/24		1,297	1,382,926
5.88%, 10/25/24		665	709,056
5.50%, 03/15/29		1,461	1,457,348
Nexi SpA, 0.00%, 02/24/28(a)(k)	EUR	100	106,928
OneMain Finance Corp.
6.88%, 03/15/25	USD	585	650,813
7.13%, 03/15/26		2,395	2,730,300
3.50%, 01/15/27		1,527	1,509,821
6.63%, 01/15/28		720	806,400
5.38%, 11/15/29		51	55,452
4.00%, 09/15/30		17	16,717
Sabre GLBL, Inc.(c)
9.25%, 04/15/25		2,578	2,913,140
7.38%, 09/01/25		1,322	1,381,490
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(c)		1,814	1,879,322
SLM Corp., 3.13%, 11/02/26		930	920,700
Verscend Escrow Corp., 9.75%, 08/15/26(c)		9,470	10,066,043

			39,203,626
Containers & Packaging — 0.3%
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		433	462,227
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		439	449,975
Graphic Packaging International LLC
4.75%, 07/15/27(c)		574	619,920
3.50%, 03/15/28(c)		67	66,833
2.63%, 02/01/29(a)	EUR	100	115,956
3.50%, 03/01/29(c)	USD	156	154,830
Intertape Polymer Group, Inc., 4.38%, 06/15/29(c)		741	741,000
Kleopatra Finco Sarl, 4.25%, 03/01/26(a)	EUR	100	109,723
LABL, Inc., 5.88%, 11/01/28(c)	USD	1,415	1,458,334

Security		Par (000)	Value

Containers & Packaging (continued)
Sealed Air Corp.(c)
5.13%, 12/01/24	USD	142	$151,940
4.00%, 12/01/27		412	429,358

			4,760,096
Diversified Consumer Services — 2.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(c)
6.63%, 07/15/26		8,582	9,004,234
9.75%, 07/15/27		3,625	3,873,041
6.00%, 06/01/29		2,563	2,492,517
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
3.63%, 06/01/28(a)	EUR	117	130,074
4.63%, 06/01/28(c)	USD	6,745	6,688,995
4.88%, 06/01/28(a)	GBP	100	131,125
Brink’s Co., 5.50%, 07/15/25(c)	USD	281	292,240
Clarivate Science Holdings Corp.(c)
3.88%, 07/01/28		2,223	2,234,115
4.88%, 07/01/29		3,235	3,280,678
Garda World Security Corp.(c)
4.63%, 02/15/27		1,742	1,733,290
9.50%, 11/01/27		999	1,077,107
Graham Holdings Co., 5.75%, 06/01/26(c)		705	732,319
Rekeep SpA, 7.25%, 02/01/26(a)	EUR	200	242,273
Service Corp. International
5.13%, 06/01/29	USD	269	288,502
3.38%, 08/15/30		456	447,596
4.00%, 05/15/31		2,401	2,431,012
Sotheby’s, 7.38%, 10/15/27(c)		2,688	2,862,720

			37,941,838
Diversified Financial Services — 1.6%
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 05/01/28(c)		2,432	2,419,840
Barclays PLC, 5.20%, 05/12/26		800	892,696
Castlelake Aviation Finance DAC, 5.00%, 04/15/27(c)		403	399,978
Central Garden & Pet Co.
4.13%, 10/15/30		975	983,531
4.13%, 04/30/31(c)		1,080	1,085,400
Citigroup, Inc.(b)(j)
Series W, (5 year CMT + 3.60%), 4.00%		855	861,413
Series Y, (5 year CMT + 3.00%), 4.15%		10	10,163
doValue SpA, 3.38%, 07/31/26(a)	EUR	128	147,258
Garfunkelux Holdco 3 SA(a)
6.75%, 11/01/25		300	354,016
7.75%, 11/01/25	GBP	100	140,600
Global Aircraft Leasing Co. Ltd.(c)(h)
(6.50% Cash or 7.25% PIK), 6.50%, 09/15/24	USD	683	654,807
Series 2021, (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24		1,508	1,371,224
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(b)(j)		3,780	3,921,750
HSBC Holdings PLC, (5 year CMT + 3.65%), 4.60%(b)(j)		445	444,635
HSE Finance Sarl, 5.63%, 10/15/26(a)	EUR	200	232,794

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Intrum AB(a)
4.88%, 08/15/25	EUR	100	$118,110
3.50%, 07/15/26		201	231,402
ION Trading Technologies Sarl, 5.75%, 05/15/28(c)	USD	1,268	1,306,040
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28(c)		1,779	1,823,475
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c)
4.25%, 02/01/27		1,444	1,453,429
4.75%, 06/15/29		759	777,975
ProGroup AG, 3.00%, 03/31/26(a)	EUR	100	115,131
Spectrum Brands, Inc.(c)
5.00%, 10/01/29	USD	566	593,593
5.50%, 07/15/30		792	849,420
3.88%, 03/15/31		251	247,863
UBS Group AG, (5 year CMT + 3.31%), 4.38%(b)(c)(j)		950	938,410
UniCredit SpA(a)(b)
(5 year EUR Swap + 2.80%), 2.73%, 01/15/32	EUR	200	232,150
(5 year EURIBOR ICE Swap Rate + 4.74%), 4.88%, 02/20/29		200	244,240

			22,851,343

Diversified Telecommunication Services — 3.9%
Consolidated Communications, Inc., 6.50%, 10/01/28(c)	USD	2,164	2,293,840
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(c)		370	375,088
Level 3 Financing, Inc.(c)
4.63%, 09/15/27		489	498,780
4.25%, 07/01/28		1,259	1,246,410
3.63%, 01/15/29		512	486,400
3.75%, 07/15/29		948	900,600
Lumen Technologies, Inc.
5.13%, 12/15/26(c)		818	851,235
4.00%, 02/15/27(c)		1,886	1,913,441
4.50%, 01/15/29(c)		2,466	2,385,855
5.38%, 06/15/29(c)		2,647	2,647,000
Series P, 7.60%, 09/15/39		346	371,087
Series U, 7.65%, 03/15/42		972	1,045,964
Series W, 6.75%, 12/01/23		1,228	1,326,240
Series Y, 7.50%, 04/01/24		1,254	1,373,130
SoftBank Group Corp.(a)
2.13%, 07/06/24	EUR	149	167,479
4.75%, 07/30/25		269	321,569
3.13%, 09/19/25		207	235,669
2.88%, 01/06/27		118	127,290
5.00%, 04/15/28		100	116,981
3.38%, 07/06/29		100	105,881
4.00%, 09/19/29		100	110,150
Sprint Capital Corp.
6.88%, 11/15/28	USD	4,319	5,463,535
8.75%, 03/15/32		7,407	11,110,500
Switch Ltd.(c)
3.75%, 09/15/28		1,853	1,866,898
4.13%, 06/15/29		3,064	3,132,940
Telecom Italia Capital SA
6.38%, 11/15/33		1,521	1,637,820
6.00%, 09/30/34		2,322	2,455,898
7.20%, 07/18/36		266	304,985
7.72%, 06/04/38		251	294,994

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	83	$125,567
Telecom Italia SpA
4.00%, 04/11/24(a)		139	165,768
5.30%, 05/30/24(c)	USD	522	549,384
2.75%, 04/15/25(a)	EUR	239	277,798
3.00%, 09/30/25(a)		100	116,981
1.63%, 01/18/29(a)		210	218,763
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(c)	USD	800	769,876
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(c)		1,949	1,932,882
Zayo Group Holdings, Inc.(c)
4.00%, 03/01/27		1,451	1,430,352
6.13%, 03/01/28		6,301	6,206,485

			56,961,515

Electric Utilities — 1.0%
Edison International, (5 year CMT + 4.70%), 5.38%(b)(j)		2,200	2,304,720
FirstEnergy Corp.
2.65%, 03/01/30		1,518	1,499,025
Series B, 2.25%, 09/01/30		117	112,635
Series C, 7.38%, 11/15/31		314	423,712
Series C, 3.40%, 03/01/50		4,716	4,621,680
FirstEnergy Transmission LLC(c)
5.45%, 07/15/44		2,074	2,617,274
4.55%, 04/01/49		814	929,234
NextEra Energy Operating Partners LP, 4.25%, 07/15/24(c)		337	350,059
PG&E Corp., 5.25%, 07/01/30		1,043	1,093,794
Public Power Corp. SA, 3.38%, 07/31/28(a)	EUR	110	125,711

			14,077,844

Electrical Equipment(c) — 0.2%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26	USD	1,964	2,027,830
GrafTech Finance, Inc., 4.63%, 12/15/28		717	727,755

			2,755,585

Electronic Equipment, Instruments & Components — 0.6%
Belden, Inc., 3.88%, 03/15/28(a)	EUR	100	117,152
Energizer Gamma Acquisition BV, 3.50%, 06/30/29(a)		118	129,693
Energizer Holdings, Inc.(c)
4.75%, 06/15/28	USD	714	729,172
4.38%, 03/31/29		96	93,691
Imola Merger Corp., 4.75%, 05/15/29(c)		3,353	3,440,346
Vertiv Group Corp., 4.13%, 11/15/28(c)		3,146	3,177,460
Xerox Corp., 4.80%, 03/01/35		750	750,960

			8,438,474

Energy Equipment & Services — 0.7%
Archrock Partners LP/Archrock Partners Finance Corp.(c)
6.88%, 04/01/27		799	838,950
6.25%, 04/01/28		2,258	2,354,462
CGG SA, 7.75%, 04/01/27(a)	EUR	100	112,882
ChampionX Corp., 6.38%, 05/01/26	USD	369	383,760
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		2,097	2,180,880
6.88%, 09/01/27		1,925	2,033,281

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services (continued)
Vallourec SA, 8.50%, 06/30/26(a)	EUR	125	$146,511
Weatherford International Ltd.(c)
6.50%, 09/15/28	USD	74	78,299
8.63%, 04/30/30		1,439	1,493,898

			9,622,923

Environmental, Maintenance & Security Service — 1.0%
Clean Harbors, Inc.(c)
4.88%, 07/15/27		678	698,340
5.13%, 07/15/29		1,069	1,133,140
Covanta Holding Corp., 5.00%, 09/01/30		779	794,580
Covert Mergeco, Inc., 4.88%, 12/01/29(c)		388	393,820
GFL Environmental, Inc.(c)
4.25%, 06/01/25		487	501,096
3.75%, 08/01/25		842	850,420
5.13%, 12/15/26		1,023	1,063,920
4.00%, 08/01/28		2,155	2,111,900
3.50%, 09/01/28		1,002	986,970
4.75%, 06/15/29		1,547	1,560,536
4.38%, 08/15/29		596	590,413
Stericycle, Inc., 3.88%, 01/15/29(c)		768	756,480
Tervita Corp., 11.00%, 12/01/25(c)		415	477,769
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		2,868	2,853,660

			14,773,044

Equity Real Estate Investment Trusts (REITs) — 2.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27(c)		962	943,789
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(c)		901	919,020
Diversified Healthcare Trust, 9.75%, 06/15/25		1,006	1,088,442
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(c)		774	755,902
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26(c)		1,021	1,031,210
Iron Mountain, Inc.(c)
5.25%, 07/15/30		1,383	1,457,435
5.63%, 07/15/32		1,397	1,495,047
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24		1,472	1,573,156
4.63%, 06/15/25(c)		1,948	2,076,743
4.50%, 09/01/26		2,274	2,444,550
5.75%, 02/01/27		117	132,210
3.88%, 02/15/29(c)		1,583	1,662,150
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		187	195,649
4.63%, 08/01/29		2,863	3,020,465
3.50%, 03/15/31		4,139	4,185,564
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		3,214	3,278,280
4.50%, 02/15/29(c)		997	997,000
RLJ Lodging Trust LP(c)
3.75%, 07/01/26		690	693,795
4.00%, 09/15/29		530	524,340
Service Properties Trust
4.35%, 10/01/24		217	212,661

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Service Properties Trust (continued)
7.50%, 09/15/25	USD	1,305	$1,413,882
5.50%, 12/15/27		658	675,292

			30,776,582

Food & Staples Retailing — 2.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(c)
3.25%, 03/15/26		1,678	1,709,462
4.63%, 01/15/27		1,668	1,750,466
5.88%, 02/15/28		2,805	2,973,300
4.88%, 02/15/30		349	376,822
Bellis Acquisition Co. PLC, 4.50%, 02/16/26(a)	GBP	225	303,940
Casino Guichard Perrachon SA, 5.25%, 04/15/27(a)	EUR	117	125,989
Iceland Bondco PLC(a)
4.63%, 03/15/25	GBP	100	126,726
4.38%, 05/15/28		146	172,424
Kraft Heinz Foods Co.
6.88%, 01/26/39	USD	1,474	2,166,384
4.63%, 10/01/39		497	583,718
6.50%, 02/09/40		980	1,393,802
5.00%, 06/04/42		15	18,659
5.20%, 07/15/45		626	795,942
4.38%, 06/01/46		1,874	2,194,455
4.88%, 10/01/49		4,869	6,115,183
5.50%, 06/01/50		6,613	8,953,246
Lamb Weston Holdings, Inc.(c)
4.88%, 05/15/28		906	980,745
4.13%, 01/31/30		892	915,361
4.38%, 01/31/32		861	887,923
Ocado Group PLC, 3.88%, 10/08/26(a)	GBP	120	158,131
Performance Food Group, Inc., 4.25%, 08/01/29(c)	USD	1,804	1,789,676
Picard Groupe SAS, 3.88%, 07/01/26(a)	EUR	112	128,946
Post Holdings, Inc.(c)
5.75%, 03/01/27	USD	4	4,130
5.63%, 01/15/28		484	512,914
5.50%, 12/15/29		381	400,290
4.50%, 09/15/31		428	424,790
Premier Foods Finance PLC, 3.50%, 10/15/26(a)	GBP	100	133,832
Quatrim SASU, 5.88%, 01/15/24(a)	EUR	200	233,581
U.S. Foods, Inc., 6.25%, 04/15/25(c)	USD	841	875,691
United Natural Foods, Inc., 6.75%, 10/15/28(c)		487	521,480
US Foods, Inc., 4.75%, 02/15/29(c)		1,611	1,637,179

			39,365,187

Food Products — 0.8%
Aramark Services, Inc.(c)
5.00%, 04/01/25		20	20,404
6.38%, 05/01/25		1,310	1,368,950
Chobani LLC/Chobani Finance Corp., Inc.(c)
7.50%, 04/15/25		2,200	2,264,790
4.63%, 11/15/28		1,375	1,412,750
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31(c)		2,118	2,149,770
Pilgrim’s Pride Corp.(c)
4.25%, 04/15/31		160	168,000
3.50%, 03/01/32		3,160	3,191,600

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(c)	USD	1,392	$1,371,120
Tereos Finance Groupe I SA, 7.50%, 10/30/25(a)	EUR	100	122,028

			12,069,412

Gas Utilities — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(c)	USD	782	790,798

Health Care Equipment & Supplies(c) — 0.9%
Avantor Funding, Inc.
4.63%, 07/15/28		4,742	4,943,535
3.88%, 11/01/29		1,061	1,072,576
Hologic, Inc., 3.25%, 02/15/29		561	561,000
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
7.38%, 06/01/25		1,882	1,985,510
7.25%, 02/01/28		4,799	5,158,925

			13,721,546

Health Care Providers & Services — 6.6%
180 Medical, Inc., 3.88%, 10/15/29(c)		754	763,425
Acadia Healthcare Co., Inc.(c)
5.50%, 07/01/28		1,071	1,125,696
5.00%, 04/15/29		692	711,030
AdaptHealth LLC(c)
6.13%, 08/01/28		372	394,320
5.13%, 03/01/30		276	280,830
AHP Health Partners, Inc., 5.75%, 07/15/29(c)		1,879	1,860,210
Akumin Escrow, Inc., 7.50%, 08/01/28(c)		319	299,063
Cano Health LLC, 6.25%, 10/01/28(c)		773	773,022
Centene Corp.
4.25%, 12/15/27		264	275,220
2.45%, 07/15/28		3,583	3,529,255
4.63%, 12/15/29		5,037	5,432,203
3.00%, 10/15/30		4,347	4,418,769
2.50%, 03/01/31		6,120	5,957,912
2.63%, 08/01/31		2,308	2,261,840
CHS/Community Health Systems, Inc.(c)
6.63%, 02/15/25		3,611	3,737,385
8.00%, 03/15/26		5,631	5,919,589
5.63%, 03/15/27		3,610	3,820,571
6.00%, 01/15/29		3,005	3,204,081
6.88%, 04/15/29		552	562,350
6.13%, 04/01/30		1,579	1,562,136
DaVita, Inc., 4.63%, 06/01/30(c)		57	58,354
Encompass Health Corp.
4.50%, 02/01/28		348	358,005
4.75%, 02/01/30		1,972	2,031,160
4.63%, 04/01/31		1,035	1,053,112
HCA, Inc.
5.38%, 02/01/25		294	323,106
5.88%, 02/15/26		142	160,159
5.63%, 09/01/28		1,761	2,057,711
3.50%, 09/01/30		4,615	4,877,478
Legacy LifePoint Health LLC(c)
6.75%, 04/15/25		1,050	1,094,625
4.38%, 02/15/27		420	423,150
LifePoint Health, Inc., 5.38%, 01/15/29(c)		922	917,390
ModivCare Escrow Issuer, Inc., 5.00%, 10/01/29(c)		911	930,368
ModivCare, Inc., 5.88%, 11/15/25(c)		391	410,550

Security		Par (000)	Value

Health Care Providers & Services (continued)
Molina Healthcare, Inc.(c)
4.38%, 06/15/28	USD	1,756	$1,808,680
3.88%, 11/15/30		1,259	1,306,212
3.88%, 05/15/32		1,042	1,048,512
Mozart Debt Merger Sub, Inc.(c)
3.88%, 04/01/29		2,267	2,258,997
5.25%, 10/01/29		5,737	5,815,253
Prime Healthcare Services, Inc., 7.25%, 11/01/25(c)		2,424	2,569,440
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(c)		433	457,551
Surgery Center Holdings, Inc.(c)
6.75%, 07/01/25		1,992	2,006,940
10.00%, 04/15/27		3,608	3,833,500
Teleflex, Inc., 4.63%, 11/15/27		214	222,560
Tenet Healthcare Corp.
4.63%, 07/15/24		567	574,088
4.63%, 09/01/24(c)		1,234	1,261,765
7.50%, 04/01/25(c)		833	876,691
4.88%, 01/01/26(c)		1,930	1,982,361
6.25%, 02/01/27(c)		80	82,800
5.13%, 11/01/27(c)		2,350	2,446,937
4.63%, 06/15/28(c)		465	477,788
6.13%, 10/01/28(c)		1,836	1,939,202
4.25%, 06/01/29(c)		1,070	1,086,574
Vizient, Inc., 6.25%, 05/15/27(c)		2,585	2,698,094

			96,338,020

Health Care Technology — 1.3%
CAB SELAS, 3.38%, 02/01/28(a)	EUR	103	117,109
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27(c)	USD	625	649,375
2.38%, 03/01/28(a)	EUR	432	490,804
3.13%, 02/15/29(c)	USD	1,050	1,035,720
3.50%, 04/01/30(c)		2,390	2,383,224
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)		6,190	6,243,110
Charles River Laboratories International, Inc.(c)
4.25%, 05/01/28		1,108	1,152,320
3.75%, 03/15/29		145	146,450
4.00%, 03/15/31		544	557,388
Chrome Bidco SASU, 3.50%, 05/31/28(a)	EUR	232	266,112
Chrome Holdco SASU, 5.00%, 05/31/29(a)		100	113,850
IQVIA, Inc.(c)
5.00%, 10/15/26	USD	1,504	1,543,480
5.00%, 05/15/27		1,811	1,874,928
MEDNAX, Inc., 6.25%, 01/15/27(c)		493	515,801
Syneos Health, Inc., 3.63%, 01/15/29(c)		2,207	2,179,413

			19,269,084

Healthcare — 0.0%
Akumin, Inc., 7.00%, 11/01/25(c)		401	381,632

Hotels, Restaurants & Leisure — 5.8%
1011778 BC ULC/New Red Finance, Inc.(c)
5.75%, 04/15/25		648	672,300
3.88%, 01/15/28		1,299	1,315,575
4.38%, 01/15/28		1,581	1,612,620
Accor SA, 0.70%, 12/07/27(a)	EUR	157	92,621
Affinity Gaming, 6.88%, 12/15/27(c)	USD	792	823,680
Boyd Gaming Corp. 8.63%, 06/01/25(c)		596	638,626

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Boyd Gaming Corp. (continued)
4.75%, 12/01/27	USD	931	$949,620
4.75%, 06/15/31(c)		1,960	1,999,200
Boyne USA, Inc., 4.75%, 05/15/29(c)		1,314	1,353,420
Caesars Entertainment, Inc.(c)
6.25%, 07/01/25		6,083	6,384,869
8.13%, 07/01/27		5,815	6,439,764
4.63%, 10/15/29		2,505	2,505,000
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(c)		1,522	1,589,447
CCM Merger, Inc., 6.38%, 05/01/26(c)		915	952,744
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25(c)		3,838	3,972,330
6.50%, 10/01/28		293	312,045
Churchill Downs, Inc.(c)
5.50%, 04/01/27		3,300	3,399,000
4.75%, 01/15/28		930	962,550
Cirsa Finance International Sarl, 4.75%, 05/22/25(a)	EUR	247	278,750
Codere Finance 2 Luxembourg SA, (8.00% Cashor 3.00% PIK), 11.00%, 09/30/26(a)(h)		136	162,420
CPUK Finance Ltd., 4.50%, 08/28/27(a)	GBP	100	135,633
Empire Resorts, Inc., 7.75%, 11/01/26(c)	USD	834	838,170
Everi Holdings, Inc., 5.00%, 07/15/29(c)		282	284,820
Gamma Bidco SpA, 6.25%, 07/15/25(a)	EUR	249	290,800
Genting New York LLC/GENNY Capital, Inc., 3.30%, 02/15/26(c)	USD	459	454,549
Golden Nugget, Inc., 6.75%, 10/15/24(c)		6,456	6,456,000
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(c)		772	803,343
5.75%, 05/01/28(c)		600	641,052
4.88%, 01/15/30		1,496	1,598,850
4.00%, 05/01/31(c)		690	705,553
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		240	247,200
International Game Technology PLC, 3.50%, 06/15/26(a)	EUR	100	116,042
IRB Holding Corp., 7.00%, 06/15/25(c)	USD	794	840,028
Merlin Entertainments Ltd., 5.75%, 06/15/26(c)		484	503,360
MGM Resorts International
7.75%, 03/15/22		2,168	2,195,100
6.00%, 03/15/23		1,243	1,298,935
5.75%, 06/15/25		322	346,553
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(c)		1,379	1,385,895
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(c)		1,332	1,438,560
Penn National Gaming, Inc., 4.13%, 07/01/29(c)		496	481,120
Powdr Corp., 6.00%, 08/01/25(c)		1,055	1,097,200
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(c)
5.63%, 09/01/29		576	571,501
5.88%, 09/01/31		636	638,207
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(c)		973	982,730
Scientific Games International, Inc.
8.63%, 07/01/25(c)		1,054	1,125,145
5.00%, 10/15/25(c)		2,037	2,097,091

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc. (continued)
3.38%, 02/15/26(a)	EUR	800	$917,864
8.25%, 03/15/26(c)	USD	3,634	3,824,785
7.00%, 05/15/28(c)		706	751,890
7.25%, 11/15/29(c)		241	268,715
Sisal Group SpA, 7.00%, 07/31/23(a)	EUR	69	78,369
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(c)	USD	4,260	4,549,435
Station Casinos LLC(c)
4.50%, 02/15/28		1,147	1,153,538
4.63%, 12/01/31		1,289	1,299,570
Stonegate Pub Co. Financing PLC(a)
8.00%, 07/13/25	GBP	136	186,844
8.25%, 07/31/25		246	337,468
Travel + Leisure Co., 6.63%, 07/31/26(c)	USD	671	744,032
Vail Resorts, Inc., 6.25%, 05/15/25(c)		811	843,440
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(c)		811	835,330
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(c)		1,353	1,383,199
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(c)
7.75%, 04/15/25		1,164	1,220,745
5.13%, 10/01/29		2,617	2,656,255
Yum! Brands, Inc.
4.75%, 01/15/30(c)		238	257,635
5.35%, 11/01/43		30	33,174

			85,332,306

Household Durables — 1.6%
Ashton Woods USA LLC/Ashton Woods Finance Co.(c)
6.63%, 01/15/28		406	428,330
4.63%, 08/01/29		547	540,162
4.63%, 04/01/30		549	539,393
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(c)
5.00%, 06/15/29		1,154	1,154,808
4.88%, 02/15/30		1,693	1,731,617
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(c)		1,328	1,394,400
Forestar Group, Inc., 3.85%, 05/15/26(c)		576	577,440
Installed Building Products, Inc., 5.75%, 02/01/28(c)		723	751,920
K Hovnanian Enterprises, Inc.(c)
10.00%, 11/15/25		359	380,540
7.75%, 02/15/26		2,650	2,769,250
Mattamy Group Corp.(c)
5.25%, 12/15/27		830	872,952
4.63%, 03/01/30		679	691,528
Meritage Homes Corp., 5.13%, 06/06/27		286	314,978
NCR Corp.(c)
5.75%, 09/01/27		234	244,530
5.00%, 10/01/28		563	579,890
5.13%, 04/15/29		739	765,013
6.13%, 09/01/29		815	870,944
New Home Co., Inc., 7.25%, 10/15/25(c)		378	385,560
Newell Brands, Inc., 6.00%, 04/01/46		632	810,881
Nobel Bidco BV, 3.13%, 06/15/28(a)	EUR	100	111,146
SWF Escrow Issuer Corp., 6.50%, 10/01/29(c)	USD	1,477	1,419,700
Taylor Morrison Communities, Inc.(c) 5.88%, 06/15/27		1,377	1,542,240

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
Taylor Morrison Communities, Inc.(c) (continued)
5.13%, 08/01/30	USD	336	$369,600
Tempur Sealy International, Inc.(c)
4.00%, 04/15/29		1,517	1,543,547
3.88%, 10/15/31		1,543	1,545,916
Toll Brothers Finance Corp., 4.35%, 02/15/28		66	72,270
Tri Pointe Homes, Inc., 5.70%, 06/15/28		291	320,100

			22,728,655

Independent Power and Renewable Electricity Producers — 1.0%
Calpine Corp.(c)
5.25%, 06/01/26		136	139,535
4.50%, 02/15/28		1,799	1,866,462
5.13%, 03/15/28		3,778	3,835,274
4.63%, 02/01/29		517	509,891
5.00%, 02/01/31		458	458,000
3.75%, 03/01/31		15	14,456
Clearway Energy Operating LLC(c)
4.75%, 03/15/28		690	725,363
3.75%, 01/15/32		1,395	1,384,537
Cullinan Holdco Scsp, 4.63%, 10/15/26(a)	EUR	100	115,154
NRG Energy, Inc.
5.75%, 01/15/28	USD	14	14,800
5.25%, 06/15/29(c)		163	174,636
3.63%, 02/15/31(c)		1,329	1,295,775
3.88%, 02/15/32(c)		1,637	1,604,260
TerraForm Power Operating LLC(c)
4.25%, 01/31/23		182	186,095
4.75%, 01/15/30		1,053	1,103,928
Vistra Corp., (5 year CMT + 6.93%), 8.00%(b)(c)(j)		1,788	1,890,810

			15,318,976

Insurance — 2.4%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(c)		1,205	1,189,938
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(c)
4.25%, 10/15/27		6,162	6,162,000
6.75%, 10/15/27		8,903	9,236,862
5.88%, 11/01/29		5,898	6,000,625
AmWINS Group, Inc., 4.88%, 06/30/29(c)		1,494	1,508,940
Ardonagh Midco 2 PLC, (11.50% Cash or 12.75% PIK), 11.50%, 01/15/27(c)(h)		428	476,518
AssuredPartners, Inc., 5.63%, 01/15/29(c)		763	742,018
BroadStreet Partners, Inc., 5.88%, 04/15/29(c)		696	683,820
Galaxy Bidco Ltd., 6.50%, 07/31/26(a)	GBP	200	278,615
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)	USD	1,723	1,787,613
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc., (7.63% Cash or 8.37% PIK), 7.63%, 10/15/25(c)(h)		24	25,703
HUB International Ltd., 7.00%, 05/01/26(c)		6,615	6,796,912
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59(a)(b)	EUR	100	117,265
Societa Cattolica di Assicurazioni SC, (3 mo. EURIBOR + 4.46%), 4.25%, 12/14/47(a)(b)		100	128,847

			35,135,676

Interactive Media & Services — 0.6%
Arches Buyer, Inc., 4.25%, 06/01/28(c)	USD	562	561,708
Cablevision Lightpath LLC(c)
3.88%, 09/15/27		866	840,020
5.63%, 09/15/28		1,201	1,183,958

Security		Par (000)	Value

Interactive Media & Services (continued)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(c)
4.75%, 04/30/27	USD	1,783	$1,765,170
6.00%, 02/15/28		1,115	1,092,700
10.75%, 06/01/28		485	528,650
Twitter, Inc., 3.88%, 12/15/27(c)		1,798	1,873,750
United Group BV(a)
4.88%, 07/01/24	EUR	199	228,400
4.00%, 11/15/27		324	365,185
4.63%, 08/15/28		124	140,985

			8,580,526

Internet & Direct Marketing Retail — 0.0%
Very Group Funding PLC, 6.50%, 08/01/26(a)	GBP	224	301,891

Internet Software & Services — 1.3%
ANGI Group LLC, 3.88%, 08/15/28(c)	USD	1,361	1,330,377
Endure Digital, Inc., 6.00%, 02/15/29(c)		802	745,860
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(c)
5.25%, 12/01/27		1,113	1,150,564
3.50%, 03/01/29		700	694,642
Match Group Holdings II LLC(c)
4.63%, 06/01/28		813	845,845
5.63%, 02/15/29		318	340,260
4.13%, 08/01/30		420	424,200
3.63%, 10/01/31		587	570,124
MercadoLibre, Inc., 2.38%, 01/14/26		8	7,740
Uber Technologies, Inc.
7.50%, 05/15/25(c)		2,820	2,963,482
0.00%, 12/15/25(k)		1,757	1,724,495
8.00%, 11/01/26(c)		1,878	2,000,070
7.50%, 09/15/27(c)		2,407	2,619,526
6.25%, 01/15/28(c)		1,033	1,108,926
4.50%, 08/15/29(c)		2,560	2,606,950

			19,133,061

IT Services — 2.2%
Ahead DB Holdings LLC, 6.63%, 05/01/28(c)		651	646,118
Austin BidCo, Inc., 7.13%, 12/15/28(c)		372	384,090
Banff Merger Sub, Inc., 8.38%, 09/01/26(a)	EUR	100	118,489
Booz Allen Hamilton, Inc.(c)
3.88%, 09/01/28	USD	1,867	1,899,672
4.00%, 07/01/29		2,456	2,536,766
CA Magnum Holdings, 5.38%, 10/31/26(c)		2,652	2,741,638
Camelot Finance SA, 4.50%, 11/01/26(c)		2,737	2,832,795
Castle US Holding Corp., 9.50%, 02/15/28(c)		1,601	1,669,043
Centurion Bidco SpA, 5.88%, 09/30/26(a)	EUR	125	146,226
Dun & Bradstreet Corp.(c)
6.88%, 08/15/26	USD	2,137	2,222,480
5.00%, 12/15/29		1,698	1,737,105
Fair Isaac Corp., 4.00%, 06/15/28(c)		1,959	2,013,715
Gartner, Inc.(c)
4.50%, 07/01/28		1,523	1,590,598
3.63%, 06/15/29		1,327	1,341,663
3.75%, 10/01/30		1,747	1,786,133
KBR, Inc., 4.75%, 09/30/28(c)		955	974,100
La Financiere Atalian SASU, 5.13%, 05/15/25(a)	EUR	300	338,771
Rackspace Technology Global, Inc., 5.38%, 12/01/28(c)	USD	695	677,625
Science Applications International Corp., 4.88%, 04/01/28(c)		904	926,600

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(c)	USD	1,117	$1,156,095
Twilio, Inc., 3.88%, 03/15/31		1,679	1,695,286
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(c)		2,051	2,033,361

			31,468,369
Leisure Products — 0.3%
Mattel, Inc.
5.88%, 12/15/27(c)		769	826,644
3.75%, 04/01/29(c)		569	589,626
6.20%, 10/01/40		1,125	1,455,604
5.45%, 11/01/41		1,827	2,180,982

			5,052,856
Machinery — 1.3%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(c)		553	557,148
Clark Equipment Co., 5.88%, 06/01/25(c)		388	402,550
Colfax Corp., 6.38%, 02/15/26(c)		753	778,414
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(c)(h)		1,662	1,745,100
Madison IAQ LLC(c)
4.13%, 06/30/28		225	225,563
5.88%, 06/30/29		2,253	2,252,999
Mueller Water Products, Inc., 4.00%, 06/15/29(c)		565	570,650
Novafives SAS, 5.00%, 06/15/25(a)	EUR	100	106,877
OT Merger Corp., 7.88%, 10/15/29(c)	USD	621	610,909
Platin 1426 GmbH, 5.38%, 06/15/23(a)	EUR	100	113,623
Renk AG/Frankfurt am Main, 5.75%, 07/15/25(a)		229	270,754
Sofima Holding SpA(a)
3.75%, 01/15/28		123	138,816
(3 mo. EURIBOR + 4.00%), 4.00%, 01/15/28(b)		117	133,212
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)	USD	813	866,861
Terex Corp., 5.00%, 05/15/29(c)		1,591	1,634,753
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)		2,968	3,012,520
TK Elevator Holdco GmbH, 7.63%, 07/15/28(c)		1,284	1,375,485
TK Elevator Midco GmbH, 4.38%, 07/15/27(a)	EUR	273	320,912
TK Elevator US Newco Inc., 5.25%, 07/15/27(c)	USD	3,533	3,714,066
Vertical Holdco GmbH, 6.63%, 07/15/28(a)	EUR	90	107,940

			18,939,152
Media — 13.1%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(c)	USD	596	624,310
Altice Financing SA
2.25%, 01/15/25(a)	EUR	170	188,669
5.00%, 01/15/28(c)	USD	1,693	1,652,182
4.25%, 08/15/29(a)	EUR	101	112,344
5.75%, 08/15/29(c)	USD	5,301	5,247,990
Altice France Holding SA(c)
8.00%, 05/15/27	EUR	100	120,291
10.50%, 05/15/27	USD	9,928	10,672,600
6.00%, 02/15/28		2,258	2,156,390
AMC Entertainment Holdings, Inc., (10.00% Cashor 12.00% PIK), 10.00%, 06/15/26(c)(h)		1,550	1,531,485
AMC Networks, Inc.
4.75%, 08/01/25		1,216	1,241,840
4.25%, 02/15/29		684	679,725
Block Communications, Inc., 4.88%, 03/01/28(c)		791	791,000

Security		Par (000)	Value

Media (continued)
Cable One, Inc.(c)
1.13%, 03/15/28	USD	1,164	$1,152,157
4.00%, 11/15/30		643	630,140
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27(c)		751	773,530
5.00%, 02/01/28(c)		262	272,480
5.38%, 06/01/29(c)		2,119	2,286,687
4.75%, 03/01/30(c)		1,252	1,302,080
4.50%, 08/15/30(c)		2,432	2,488,398
4.25%, 02/01/31(c)		1,626	1,640,276
4.50%, 05/01/32		3,180	3,271,425
4.50%, 06/01/33(c)		1,426	1,454,848
4.25%, 01/15/34(c)		4,895	4,815,836
Clear Channel International BV, 6.63%, 08/01/25(c)		1,965	2,038,687
Clear Channel Outdoor Holdings, Inc.(c)
7.75%, 04/15/28		3,373	3,609,110
7.50%, 06/01/29		4,535	4,841,112
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(c)		7,948	8,224,272
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(c)		9,885	10,391,606
CSC Holdings LLC
5.25%, 06/01/24		859	893,360
5.75%, 01/15/30(c)		2,953	2,941,926
4.13%, 12/01/30(c)		2,566	2,505,057
4.63%, 12/01/30(c)		2,906	2,749,802
3.38%, 02/15/31(c)		1,353	1,266,746
4.50%, 11/15/31(c)		2,298	2,269,275
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, 08/15/27(c)		2,469	2,527,540
DISH DBS Corp.
5.88%, 07/15/22		1,734	1,762,178
5.00%, 03/15/23		1,232	1,262,800
7.75%, 07/01/26		1,742	1,837,810
5.25%, 12/01/26(c)		6,524	6,626,981
5.75%, 12/01/28(c)		5,109	5,160,090
5.13%, 06/01/29		3,057	2,781,870
DISH Network Corp., 3.38%, 08/15/26		928	878,401
Frontier Communications Holdings LLC(c)
5.88%, 10/15/27		2,403	2,541,172
5.00%, 05/01/28		3,673	3,783,190
6.75%, 05/01/29		2,102	2,186,080
6.00%, 01/15/30		2,033	2,043,165
GCI LLC, 4.75%, 10/15/28(c)		448	459,760
iHeartCommunications, Inc., 8.38%, 05/01/27		201	211,571
Iliad Holding SAS(c)
6.50%, 10/15/26		2,636	2,769,724
7.00%, 10/15/28		2,013	2,116,810
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(a)	EUR	131	149,917
LCPR Senior Secured Financing DAC(c)
6.75%, 10/15/27	USD	1,457	1,529,850
5.13%, 07/15/29		2,237	2,248,185
Liberty Broadband Corp.(c)
1.25%, 09/30/50		2,444	2,409,784
2.75%, 09/30/50		4,421	4,478,407
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(c)(h)		1,788	1,400,425
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(c)		845	859,788

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Live Nation Entertainment, Inc.(c)
4.88%, 11/01/24	USD	134	$135,340
6.50%, 05/15/27		3,798	4,154,062
4.75%, 10/15/27		624	641,160
3.75%, 01/15/28		809	802,933
Lorca Telecom Bondco SA, 4.00%, 09/18/27(a)	EUR	251	290,407
Midas OpCo Holdings LLC, 5.63%, 08/15/29(c)	USD	553	566,134
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(c)		972	1,001,160
Outfront Media Capital LLC/Outfront Media Capital Corp.(c)
5.00%, 08/15/27		1,349	1,380,405
4.25%, 01/15/29		608	609,107
Radiate Holdco LLC/Radiate Finance, Inc.(c)
4.50%, 09/15/26		2,788	2,815,880
6.50%, 09/15/28		6,399	6,428,019
Sable International Finance Ltd., 5.75%, 09/07/27(c)		539	551,801
Scripps Escrow II, Inc., 3.88%, 01/15/29(c)		87	86,891
Sinclair Television Group Inc., 4.13%, 12/01/30(c)		1,055	999,613
Sirius XM Radio, Inc.(c)
3.13%, 09/01/26		2,692	2,692,781
4.00%, 07/15/28		2,879	2,895,094
5.50%, 07/01/29		354	381,435
4.13%, 07/01/30		410	410,000
3.88%, 09/01/31		3,757	3,683,551
Summer BC Holdco A Sarl, 9.25%, 10/31/27(a)	EUR	180	221,053
Summer BC Holdco B Sarl, 5.75%, 10/31/26(a)		300	355,164
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(a)(h)		151	175,215
Tele Columbus AG, 3.88%, 05/02/25(a)		185	207,463
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)	USD	2,000	2,060,000
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(c)		672	593,376
Terrier Media Buyer, Inc., 8.88%, 12/15/27(c)		3,833	4,142,591
Univision Communications, Inc.(c)
5.13%, 02/15/25		800	808,000
6.63%, 06/01/27		635	684,213
UPC Broadband Finco BV, 4.88%, 07/15/31(c)		2,494	2,543,880
UPC Holding BV, 3.88%, 06/15/29(a)	EUR	100	115,985
UPCB Finance VII Ltd., 3.63%, 06/15/29(a)		360	418,057
Videotron Ltd., 3.63%, 06/15/29(c)	USD	1,693	1,701,465
Virgin Media Finance PLC, 3.75%, 07/15/30(a)	EUR	142	161,297
Virgin Media Secured Finance PLC, 4.50%, 08/15/30(c)	USD	550	553,471
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28(a)	GBP	100	135,324
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(c)	USD	3,073	3,096,186
WMG Acquisition Corp.
3.88%, 07/15/30(c)		655	665,644
2.25%, 08/15/31(a)	EUR	141	158,458
Ziggo Bond Co. BV(c)
6.00%, 01/15/27	USD	291	299,730
5.13%, 02/28/30		868	872,340

Security		Par (000)	Value

Media (continued)
Ziggo BV(c)
5.50%, 01/15/27	USD	1,368	$1,405,620
4.88%, 01/15/30		1,365	1,399,944

			192,163,383
Metals & Mining — 2.8%
Allegheny Technologies, Inc.
4.88%, 10/01/29		550	550,550
5.13%, 10/01/31		620	624,650
Arconic Corp.(c)
6.00%, 05/15/25		1,484	1,550,780
6.13%, 02/15/28		2,032	2,162,454
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(c)		4,699	5,080,794
Constellium SE(c)
5.88%, 02/15/26		2,243	2,272,675
5.63%, 06/15/28		1,235	1,298,640
3.75%, 04/15/29		3,074	3,024,493
Freeport-McMoRan, Inc.
5.40%, 11/14/34		262	318,985
5.45%, 03/15/43		4,792	6,023,975
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(c)		567	616,613
Kaiser Aluminum Corp.(c)
4.63%, 03/01/28		447	451,470
4.50%, 06/01/31		652	641,405
KME SE, 6.75%, 02/01/23(a)	EUR	100	108,954
New Gold, Inc.(c)
6.38%, 05/15/25	USD	239	245,573
7.50%, 07/15/27		2,345	2,491,563
Novelis Corp.(c)
3.25%, 11/15/26		2,518	2,540,032
4.75%, 01/30/30		3,874	4,072,542
3.88%, 08/15/31		2,643	2,626,481
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(a)	EUR	100	116,947
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(c)	USD	659	672,180
thyssenkrupp AG(a)
1.88%, 03/06/23	EUR	127	146,464
2.88%, 02/22/24		100	116,981
United States Steel Corp., 6.88%, 03/01/29	USD	2,579	2,775,649
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(c)		1,154	1,128,035

			41,658,885
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.50%, 11/01/23(c)		157	162,495

Multiline Retail — 0.4%
Bath & Body Works, Inc.
6.88%, 11/01/35		2,966	3,685,255
6.75%, 07/01/36		384	474,240
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(c)		2,132	2,262,841

			6,422,336
Offshore Drilling & Other Services(c) — 0.1%
Entegris, Inc.
4.38%, 04/15/28		1,037	1,065,517
3.63%, 05/01/29		535	536,338

			1,601,855

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 14.9%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(c)	USD	2,089	$2,244,004
Antero Midstream Partners LP/Antero Midstream Finance Corp.(c)
5.75%, 03/01/27		341	353,361
5.38%, 06/15/29		1,137	1,199,552
Antero Resources Corp.(c)
7.63%, 02/01/29		929	1,031,190
5.38%, 03/01/30		563	601,847
Apache Corp.
4.25%, 01/15/30		1,125	1,220,850
5.10%, 09/01/40		2,150	2,429,500
5.25%, 02/01/42		359	414,641
5.35%, 07/01/49		305	348,463
Arcosa, Inc., 4.38%, 04/15/29(c)		1,988	2,015,335
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(c)
9.00%, 11/01/27		2,411	3,218,685
5.88%, 06/30/29		2,315	2,227,470
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		1,120	1,118,958
Buckeye Partners LP
4.13%, 03/01/25(c)		34	35,105
5.85%, 11/15/43		816	800,704
5.60%, 10/15/44		1,073	1,044,780
Callon Petroleum Co.
6.13%, 10/01/24		534	525,990
9.00%, 04/01/25(c)		3,455	3,731,400
8.00%, 08/01/28(c)		3,755	3,792,550
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(a)	EUR	900	1,007,483
Centennial Resource Production LLC, 6.88%, 04/01/27(c)	USD	992	1,011,840
Cheniere Energy Partners LP
4.50%, 10/01/29		2,308	2,446,480
4.00%, 03/01/31		4,004	4,199,996
3.25%, 01/31/32(c)		3,091	3,121,910
Cheniere Energy, Inc., 4.63%, 10/15/28		8,593	9,140,546
Chesapeake Energy Corp., 5.88%, 02/01/29(c)		96	102,696
CITGO Petroleum Corp.(c)
7.00%, 06/15/25		1,453	1,495,268
6.38%, 06/15/26		1,302	1,321,530
Civitas Resources, Inc., 5.00%, 10/15/26(c)		477	481,675
CNX Midstream Partners LP, 4.75%, 04/15/30(c)		502	500,118
CNX Resources Corp., 6.00%, 01/15/29(c)		417	433,680
Colgate Energy Partners III LLC(c)
7.75%, 02/15/26		647	698,760
5.88%, 07/01/29		1,986	2,045,580
Comstock Resources, Inc.(c)
7.50%, 05/15/25		933	962,156
6.75%, 03/01/29		2,877	3,120,394
5.88%, 01/15/30		2,022	2,072,550
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(c)		2,521	2,631,294
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 02/01/29(c)		45	46,744
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)		3,881	3,968,322
DCP Midstream Operating LP
6.45%, 11/03/36(c)		1,282	1,677,728
6.75%, 09/15/37(c)		2,186	2,924,103

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating LP (continued)
5.60%, 04/01/44	USD	22	$27,368
DT Midstream, Inc.(c)
4.13%, 06/15/29		2,468	2,526,615
4.38%, 06/15/31		3,139	3,264,560
Dycom Industries, Inc., 4.50%, 04/15/29(c)		564	574,575
eG Global Finance PLC
4.38%, 02/07/25(a)	EUR	133	151,799
6.75%, 02/07/25(c)	USD	1,613	1,633,162
6.25%, 10/30/25(a)	EUR	463	540,303
8.50%, 10/30/25(c)	USD	1,586	1,643,492
Energy Transfer LP, Series H, (5 year CMT + 5.69%), 6.50%(b)(j)		3,372	3,431,010
EnLink Midstream LLC
5.63%, 01/15/28(c)		899	934,960
5.38%, 06/01/29		474	484,665
EnLink Midstream Partners LP
4.40%, 04/01/24		1,638	1,711,710
4.15%, 06/01/25		108	111,937
4.85%, 07/15/26		297	312,593
5.60%, 04/01/44		1,316	1,327,285
5.05%, 04/01/45		220	212,300
EQM Midstream Partners LP
6.00%, 07/01/25(c)		1,338	1,455,075
4.13%, 12/01/26		361	370,025
6.50%, 07/01/27(c)		1,929	2,160,480
4.50%, 01/15/29(c)		981	1,020,240
4.75%, 01/15/31(c)		2,084	2,203,830
EQT Corp.
3.13%, 05/15/26(c)		984	1,010,106
3.90%, 10/01/27		1,622	1,739,627
5.00%, 01/15/29		271	300,133
7.50%, 02/01/30		880	1,130,800
3.63%, 05/15/31(c)		276	286,350
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25		350	345,625
7.75%, 02/01/28		188	189,410
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(c)		634	665,700
Harbour Energy PLC, 5.50%, 10/15/26(c)		420	416,850
Harvest Midstream I LP, 7.50%, 09/01/28(c)		315	337,050
Hess Midstream Operations LP, 4.25%, 02/15/30(c)		1,396	1,385,530
Howard Midstream Energy Partners LLC, 6.75%, 01/15/27(c)		265	271,547
Independence Energy Finance LLC, 7.25%, 05/01/26(c)		2,211	2,296,676
ITT Holdings LLC, 6.50%, 08/01/29(c)		1,889	1,870,110
MasTec, Inc., 4.50%, 08/15/28(c)		1,122	1,165,478
Matador Resources Co., 5.88%, 09/15/26		4,513	4,648,390
Murphy Oil Corp.
5.75%, 08/15/25		833	856,224
6.38%, 12/01/42		141	141,001
Murphy Oil USA, Inc., 4.75%, 09/15/29		928	976,720
Nabors Industries Ltd.(c)
7.25%, 01/15/26		303	280,275
7.50%, 01/15/28		877	793,685
Nabors Industries, Inc., 7.38%, 05/15/27(c)		1,100	1,138,709
Neptune Energy Bondco PLC, 6.63%, 05/15/25(c)		200	204,250

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
New Fortress Energy, Inc.(c)
6.75%, 09/15/25	USD	3,227	$3,259,270
6.50%, 09/30/26		4,988	4,950,590
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(c)		948	977,672
NGPL PipeCo LLC, 7.77%, 12/15/37(c)		1,640	2,296,066
Northern Oil and Gas, Inc., 8.13%, 03/01/28(c)		3,338	3,521,590
NuStar Logistics LP
5.75%, 10/01/25		719	773,730
6.00%, 06/01/26		908	985,180
6.38%, 10/01/30		75	83,250
Occidental Petroleum Corp.
6.95%, 07/01/24		363	403,594
5.50%, 12/01/25		450	499,217
5.55%, 03/15/26		164	182,581
3.00%, 02/15/27		25	25,375
8.88%, 07/15/30		164	221,180
4.30%, 08/15/39		2,538	2,531,071
6.20%, 03/15/40		3,730	4,587,900
4.50%, 07/15/44		1,464	1,507,927
4.63%, 06/15/45		2,806	2,911,225
6.60%, 03/15/46		57	73,958
4.40%, 04/15/46		4,101	4,203,525
4.10%, 02/15/47		448	439,040
4.20%, 03/15/48		2,587	2,587,000
4.40%, 08/15/49		472	477,900
Parkland Corp., 5.88%, 07/15/27(c)		1,223	1,290,265
PDC Energy, Inc., 6.13%, 09/15/24		356	360,450
Range Resources Corp.
4.88%, 05/15/25		464	479,080
9.25%, 02/01/26		114	122,868
Rockcliff Energy II LLC, 5.50%, 10/15/29(c)		1,836	1,891,080
SM Energy Co.
10.00%, 01/15/25(c)		4,965	5,464,678
5.63%, 06/01/25		380	382,850
6.75%, 09/15/26		604	620,610
6.50%, 07/15/28		549	568,215
Southwestern Energy Co.
6.45%, 01/23/25		11	12,089
5.38%, 02/01/29		2,236	2,364,570
4.75%, 02/01/32		1,191	1,254,248
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/26(c)		717	747,064
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		339	353,543
5.88%, 03/15/28		808	854,460
Tap Rock Resources LLC, 7.00%, 10/01/26(c)		4,254	4,424,160
Targa Resources Partners LP/Targa Resources
Partners Finance Corp.
5.88%, 04/15/26		1,082	1,129,029
5.38%, 02/01/27		188	193,747
6.50%, 07/15/27		786	842,592
6.88%, 01/15/29		602	673,506
5.50%, 03/01/30		1,989	2,172,982
4.88%, 02/01/31		1,250	1,357,438
4.00%, 01/15/32(c)		447	467,115
Transocean, Inc., 11.50%, 01/30/27(c)		965	945,700
UGI International LLC, 2.50%, 12/01/29(a)(l)	EUR	100	112,341
Venture Global Calcasieu Pass LLC(c) 3.88%, 08/15/29	USD	4,295	4,456,062

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Venture Global Calcasieu Pass LLC(c) (continued)
4.13%, 08/15/31	USD	3,877	$4,109,620
3.88%, 11/01/33		7,409	7,783,747
Vine Energy Holdings LLC, 6.75%, 04/15/29(c)		3,217	3,490,445
Western Midstream Operating LP
4.75%, 08/15/28		145	160,225
5.45%, 04/01/44		1,561	1,865,395
5.30%, 03/01/48		2,255	2,717,286
5.50%, 08/15/48		576	688,044
6.50%, 02/01/50		3,291	3,891,624

			218,059,437
Personal Products — 0.1%
Coty Inc/HFC Prestige Products Inc/HFC Prestige International US LLC, 4.75%, 01/15/29(c)		793	805,886
Coty, Inc.
4.00%, 04/15/23(a)	EUR	200	228,181
3.88%, 04/15/26(a)		206	239,102
4.75%, 04/15/26(a)		100	114,419
6.50%, 04/15/26(c)	USD	100	103,125

			1,490,713
Pharmaceuticals — 2.7%
Almirall SA, 2.13%, 09/30/26(a)	EUR	100	114,596
Bausch Health Cos., Inc.(c)
6.13%, 04/15/25	USD	290	295,382
9.00%, 12/15/25		339	357,028
7.00%, 01/15/28		1,248	1,241,760
5.00%, 01/30/28		1,153	1,060,760
4.88%, 06/01/28		546	556,920
5.00%, 02/15/29		2,085	1,840,013
6.25%, 02/15/29		1,879	1,785,501
7.25%, 05/30/29		2,892	2,863,080
Cheplapharm Arzneimittel GmbH
3.50%, 02/11/27(a)	EUR	166	192,109
4.38%, 01/15/28(a)		100	118,637
5.50%, 01/15/28(c)	USD	1,643	1,663,538
Elanco Animal Health, Inc., 5.90%, 08/28/28		241	279,560
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(c)		2,199	2,238,406
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(c)		2,740	2,685,200
Gruenenthal GmbH(a)
3.63%, 11/15/26	EUR	100	116,821
4.13%, 05/15/28		217	254,563
Jazz Securities DAC, 4.38%, 01/15/29(c)	USD	2,194	2,271,755
Nidda BondCo GmbH(a)
5.00%, 09/30/25	EUR	100	112,996
7.25%, 09/30/25		237	273,908
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(a)		300	340,401
Option Care Health, Inc., 4.38%, 10/31/29(c)	USD	716	717,790
Organon & Co./Organon Foreign Debt Co-Issuer BV
2.88%, 04/30/28(a)	EUR	120	137,537
4.13%, 04/30/28(c)	USD	4,094	4,160,527
5.13%, 04/30/31(c)		3,727	3,893,522
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(c)		1,480	1,481,850
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)		4,147	4,237,944
PRA Health Sciences, Inc., 2.88%, 07/15/26(c)		2,163	2,165,704
Prestige Brands, Inc., 3.75%, 04/01/31(c)		834	808,980

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Rossini Sarl, 6.75%, 10/30/25(a)	EUR	201	$237,108
Teva Pharmaceutical Finance Netherlands II BV
6.00%, 01/31/25		100	122,339
4.50%, 03/01/25		200	235,926
3.75%, 05/09/27		100	113,195
1.63%, 10/15/28(a)		100	99,000
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25	USD	200	213,663

			39,288,019
Real Estate Management & Development — 0.9%
Adler Group SA(a)
3.25%, 08/05/25	EUR	200	197,416
2.75%, 11/13/26		200	191,268
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28(c)	USD	1,451	1,552,570
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(a)	EUR	100	111,853
DIC Asset AG, 2.25%, 09/22/26(a)		200	215,746
Fastighets AB Balder, (5 year EUR Swap + 3.19%), 2.87%, 06/02/81(a)(b)		175	189,824
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)	USD	2,113	2,204,070
Heimstaden Bostad AB(a)(b)(j)
(5 year EUR Swap + 3.15%), 2.63%	EUR	200	214,609
(5 year EUR Swap + 3.91%), 3.38%		100	112,809
Howard Hughes Corp.(c)
5.38%, 08/01/28	USD	1,334	1,420,770
4.13%, 02/01/29		943	955,589
4.38%, 02/01/31		660	666,600
Kennedy-Wilson, Inc., 4.75%, 02/01/30		747	757,238
Realogy Group LLC/Realogy Co-Issuer Corp.(c)
7.63%, 06/15/25		684	725,040
5.75%, 01/15/29		1,495	1,532,375
WeWork Cos. LLC/WW Co-Obligor, Inc., 5.00%, 07/10/25(c)		1,724	1,496,639

			12,544,416
Road & Rail — 0.2%
Autostrade per l’Italia SpA(a)
1.88%, 11/04/25	EUR	100	117,289
2.00%, 01/15/30		279	327,298
CMA CGM SA, 7.50%, 01/15/26(a)		215	269,331
Danaos Corp., 8.50%, 03/01/28(c)	USD	161	176,295
Getlink SE, 3.50%, 10/30/25(a)	EUR	220	257,884
Seaspan Corp., 5.50%, 08/01/29(c)	USD	1,800	1,809,000

			2,957,097
Semiconductors & Semiconductor Equipment — 0.8%
ams AG(a)
2.13%, 11/03/27	EUR	100	110,423
Series AMS, 0.00%, 03/05/25(k)		200	202,538
ON Semiconductor Corp., 3.88%, 09/01/28(c)	USD	1,700	1,742,500
Sensata Technologies BV(c)
5.63%, 11/01/24		1,400	1,539,020
5.00%, 10/01/25		2,021	2,192,785
4.00%, 04/15/29		1,771	1,808,634
Sensata Technologies, Inc.(c)
4.38%, 02/15/30		2,001	2,101,050

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Sensata Technologies, Inc.(c) (continued)
3.75%, 02/15/31	USD	146	$145,482
Synaptics, Inc., 4.00%, 06/15/29(c)		1,094	1,110,410

			10,952,842
Software — 2.6%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)		1,133	1,181,152
Black Knight InfoServ LLC, 3.63%, 09/01/28(c)		1,997	1,994,384
Boxer Parent Co., Inc.
6.50%, 10/02/25(a)	EUR	373	445,154
7.13%, 10/02/25(c)	USD	1,099	1,152,576
9.13%, 03/01/26(c)		3,346	3,488,205
Cedacri Mergeco SpA, (3 mo. EURIBOR + 4.63%), 4.63%, 05/15/28(a)(b)	EUR	163	185,940
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	USD	1,451	1,432,862
Elastic NV, 4.13%, 07/15/29(c)		2,011	1,989,643
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28(c)		959	942,218
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(c)		1,868	1,911,842
MicroStrategy, Inc., 6.13%, 06/15/28(c)		1,778	1,782,445
MSCI, Inc.(c)
3.63%, 09/01/30		1,263	1,291,418
3.88%, 02/15/31		1,001	1,042,291
3.63%, 11/01/31		798	827,925
3.25%, 08/15/33		976	986,980
Nuance Communications, Inc., 5.63%, 12/15/26		884	911,987
Open Text Corp.(c)
3.88%, 02/15/28		29	29,558
3.88%, 12/01/29		839	849,488
Open Text Holdings, Inc., 4.13%, 02/15/30(c)		1,365	1,405,950
Playtika Holding Corp., 4.25%, 03/15/29(c)		2,121	2,078,580
PTC, Inc., 4.00%, 02/15/28(c)		493	501,628
Rocket Software, Inc., 6.50%, 02/15/29(c)		810	790,236
SS&C Technologies, Inc., 5.50%, 09/30/27(c)		5,376	5,617,920
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(c)		5,216	5,398,560

			38,238,942
Specialty Retail — 1.1%
Arko Corp., 5.13%, 11/15/29(c)		981	947,891
Douglas GmbH, 6.00%, 04/08/26(a)	EUR	100	113,509
Goldstory SASU, 5.38%, 03/01/26(a)		100	116,127
PetSmart, Inc./PetSmart Finance Corp.(c)
4.75%, 02/15/28	USD	1,897	1,946,796
7.75%, 02/15/29		6,375	6,924,844
Staples, Inc.(c)
7.50%, 04/15/26		4,814	4,946,385
10.75%, 04/15/27		798	752,115
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)(b)	EUR	100	112,996

			15,860,663
Technology Hardware, Storage & Peripherals — 0.1%
II-VI, Inc., 5.00%, 12/15/29(c)	USD	1,537	1,569,615

Textiles, Apparel & Luxury Goods — 0.3%
BK LC Lux Finco1 Sarl, 5.25%, 04/30/29(a)	EUR	100	117,606
Crocs, Inc.(c)
4.25%, 03/15/29	USD	870	859,125
4.13%, 08/15/31		1,080	1,055,700

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	75

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods (continued)
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(a)(d)(i)	EUR	200	$197,215
Kontoor Brands, Inc., 4.13%, 11/15/29(c)	USD	525	525,000
Levi Strauss & Co., 3.50%, 03/01/31(c)		616	628,092
William Carter Co.(c)
5.50%, 05/15/25		264	273,900
5.63%, 03/15/27		543	561,326
Wolverine World Wide, Inc., 4.00%, 08/15/29(c)		554	538,638

			4,756,602
Thrifts & Mortgage Finance — 0.5%
Enact Holdings, Inc., 6.50%, 08/15/25(c)		2,552	2,788,060
Home Point Capital, Inc., 5.00%, 02/01/26(c)		1,111	1,030,452
Jerrold Finco PLC(a)
4.88%, 01/15/26	GBP	100	137,047
5.25%, 01/15/27		140	192,908
MGIC Investment Corp., 5.25%, 08/15/28	USD	857	899,850
Nationstar Mortgage Holdings, Inc.(c)
6.00%, 01/15/27		85	88,545
5.13%, 12/15/30		569	561,887
5.75%, 11/15/31		527	524,365
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(c)		1,022	1,014,335

			7,237,449
Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28(a)	EUR	226	266,119

Transportation Infrastructure — 0.0%
Heathrow Finance PLC, 4.63%, 09/01/29(a)(m)	GBP	215	286,212

Utilities — 0.3%
Consensus Cloud Solutions, Inc.(c)
6.00%, 10/15/26	USD	386	401,479
6.50%, 10/15/28		475	496,375
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(c)		2,301	2,387,287
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(a)	GBP	252	347,863
Vistra Operations Co. LLC, 4.38%, 05/01/29(c)	USD	1,257	1,259,049

			4,892,053
Wireless Telecommunication Services — 3.4%
Altice France SA
2.50%, 01/15/25(a)	EUR	169	189,520
5.88%, 02/01/27(a)		100	118,831
8.13%, 02/01/27(c)	USD	3,366	3,597,413
5.50%, 01/15/28(c)		1,997	1,981,843
4.13%, 01/15/29(a)	EUR	200	225,992
5.13%, 01/15/29(c)	USD	794	774,150
5.13%, 07/15/29(c)		5,986	5,839,044
4.25%, 10/15/29(a)	EUR	147	166,104
5.50%, 10/15/29(c)	USD	2,790	2,748,150
Oi Movel SA, 8.75%, 07/30/26(a)		200	205,600
SBA Communications Corp., 3.88%, 02/15/27		5,926	6,103,780
Sprint Corp.
7.88%, 09/15/23		924	1,017,555
7.13%, 06/15/24		764	857,708
T-Mobile USA, Inc.
4.75%, 02/01/28		357	375,743
2.63%, 02/15/29		1,928	1,899,080
2.88%, 02/15/31		2,236	2,208,274
3.50%, 04/15/31(c)		2,011	2,092,204

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.(continued)
3.50%, 04/15/31	USD	1,985	$2,065,154
Uniti Group LP/Uniti Group Finance, Inc./CSL
Capital LLC(c)
7.88%, 02/15/25		1,089	1,136,644
6.50%, 02/15/29		2,438	2,429,625
VICI Properties LP/VICI Note Co., Inc.(c)
3.50%, 02/15/25		560	568,400
4.25%, 12/01/26		2,664	2,774,476
3.75%, 02/15/27		1,223	1,263,169
4.63%, 12/01/29		1,285	1,367,529
4.13%, 08/15/30		3,142	3,322,665
Vmed O2 UK Financing I PLC
4.00%, 01/31/29(a)	GBP	200	265,001
4.25%, 01/31/31(c)	USD	257	251,860
4.50%, 07/15/31(a)	GBP	201	271,046
4.75%, 07/15/31(c)	USD	3,004	3,041,550
Vodafone Group PLC, (5 year EUR Swap + 3.23%), 3.00%, 08/27/80(a)(b)	EUR	100	114,704

			49,272,814

Total Corporate Bonds — 116.3% (Cost: $1,645,272,645)			1,704,186,188

Floating Rate Loan Interests

Aerospace & Defense — 0.6%
Cobham Ultra SeniorCo Sarl, USD Term Loan B, 3.88%, 11/16/28(n)	USD	412	410,327
Peraton Holding Corp.(b)
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%), 8.50%, 02/01/29		1,611	1,629,124
Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/01/28		4,722	4,720,379
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo LIBOR + 3.75%), 4.25%, 01/15/25(b)		1,114	1,114,738
WP CPP Holdings LLC, 2018 Term Loan, (3 mo LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/30/25(b)		320	305,449

			8,180,017
Air Freight & Logistics — 0.0%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 04/06/28(b)		612	611,198

Airlines(b) — 0.8%
AAdvantage Loyalty IP Ltd./American Airlines, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		3,424	3,542,429
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28		1,924	1,916,092
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/21/27		962	1,013,111
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27		1,648	1,740,700
United Airlines, Inc., 2021 Term Loan B, (3 mo LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		3,586	3,590,779

			11,803,111

76	2 0 2 1 B L A CK R O C K A N N U A L RE P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components — 0.1%
Clarios Global LP, 2021 USD Term Loan B, (1 mo LIBOR + 3.25%), 3.35%, 04/30/26(b)	USD	1,242	$1,233,324

Banks — 0.3%
Directv Financing LLC, (3 mo. LIBOR + 5.00%), 5.75%, 08/02/27(b)		4,327	4,328,647

Building Products(b) — 0.2%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo LIBOR + 3.75%), 4.25%, 11/23/27		511	508,360
CPG International, Inc., 2017 Term Loan, (3 mo LIBOR + 2.50%), 3.25%, 05/05/24		391	390,889
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/22/28		949	949,249
TPG VIII Elf Purchaser LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 11/06/28		813	812,693

			2,661,191
Capital Markets(b) — 0.2%
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.00%, 08/02/29		994	994,071
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 7.50%, 04/07/28		1,206	1,227,105

			2,221,176
Chemicals(b) — 0.7%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%), 5.50%, 08/27/26		2,333	2,343,110
Atotech BV, 2021 USD Term Loan B, (1 mo LIBOR + 2.50%), 3.00%, 03/18/28		2,553	2,546,787
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		2,683	2,678,904
New Arclin U.S. Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 09/30/28		889	886,927
W.R. Grace & Co.-Conn., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 09/22/28		1,728	1,729,296

			10,185,024
Commercial Services & Supplies(b) — 0.7%
Asurion LLC, 2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		2,227	2,210,794
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		487	486,329
GFL Environmental, Inc., 2020 Term Loan, (1 mo LIBOR + 3.00%), 3.50%, 05/30/25		543	543,722
Verscend Holding Corp., 2021 Term Loan B, (1 mo LIBOR + 4.00%), 4.10%, 08/27/25		6,613	6,604,862

			9,845,707
Construction & Engineering(b) — 1.2%
Brand Industrial Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		14,443	14,103,640
New Arclin U.S. Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 09/30/29(f)		2,814	2,771,790

			16,875,430

Security		Par (000)	Value

Construction Materials — 0.0%
Forterra Finance LLC, 2017 Term Loan B, (1 mo LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23(b)	USD	435	$434,432

Containers & Packaging(b) — 0.2%
BWAY Holding Co., 2017 Term Loan B, (1 mo LIBOR + 3.25%), 3.35%, 04/03/24		3,212	3,166,212
Charter NEX US, Inc., 2021 Term Loan, (1 mo LIBOR + 3.75%), 4.50%, 12/01/27		464	464,315

			3,630,527
Diversified Consumer Services — 0.2%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 01/29/27(b)		363	357,334
Ascend Learning, LLC, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.75%), 6.25%, 12/10/29(n)		657	658,097
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.00%, 01/15/27(b)		407	406,954
TruGreen Limited Partnership, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%), 9.25%, 11/02/28(b)		868	876,680

			2,299,065
Diversified Financial Services — 1.4%
AQGEN Island Holdings, Inc., Term Loan, (3 mo LIBOR + 3.50%), 4.00%, 08/02/28(b)(n)		771	766,952
Delta TopCo, Inc., 2020 Term Loan B, (3 mo LIBOR + 3.75%), 4.50%, 12/01/27(b)		2,287	2,287,495
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 02/16/28(b)		543	544,183
KKR Apple Bidco LLC(b)
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 6.25%, 09/21/29		144	145,575
2021 Term Loan, (1 mo. LIBOR + 3.00%), 3.50%, 09/23/28		893	889,276
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27(b)		262	259,517
Milano Acquisition Corp., Term Loan B, (3 mo LIBOR + 4.00%), 4.75%, 10/01/27(b)		4,233	4,233,000
PECF USS Intermediate Holding III Corp., Term Loan B, 4.75%, 12/15/28(n)		4,114	4,115,210
Radiate Holdco LLC, 2021 Term Loan B, (1 mo LIBOR + 3.25%), 4.00%, 09/25/26(b)		316	314,717
Veritas US, Inc., 2021 USD Term Loan B, (3 mo LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25(b)		4,560	4,555,628
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.50%, 10/19/27(b)		2,904	2,903,990

			21,015,543
Diversified Telecommunication Services — 1.4%
Cincinnati Bell, Inc., 2021 Term Loan B2, (SOFR + 3.25%), 3.30%, 11/22/28(n)		459	458,524
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 05/01/28(b)		1,612	1,608,596

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	77

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA 2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23(b)	USD	1,231	$1,227,367
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24(b)		1,899	1,894,141
2017 Term Loan B5, (Fixed + 8.62%), 8.63%, 01/02/24		10,040	10,019,353
2021 DIP Term Loan, (3 mo. LIBOR + 4.75%), 5.75%, 10/13/22(b)		5,060	5,052,489

			20,260,470
Electrical Equipment — 0.2%
Gates Global LLC, 2021 Term Loan B3, (1 mo LIBOR + 2.50%), 3.25%, 03/31/27(b)		1,238	1,234,072
II-VI Incorporated, 2021 Bridge Term Loan B, (3 mo. LIBOR + 3.00%, 0.50% Floor), 2.99%, 12/01/28(n)		1,446	1,442,385

			2,676,457
Entertainment — 0.1%
MSG National Properties LLC, Term Loan, (3 mo LIBOR + 6.25%), 7.00%, 11/12/25(b)(f)		2,086	2,127,649

Health Care Equipment & Supplies(b) — 0.2%
Chamberlain Group, Inc., Term Loan B, (1 mo LIBOR + 3.50%), 4.00%, 11/03/28		1,990	1,987,513
Ortho-Clinical Diagnostics SA 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/25		455	454,645
EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	875	994,891

			3,437,049
Health Care Providers & Services(b) — 0.7%
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27	USD	2,119	2,118,577
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		3,791	3,039,220
EyeCare Partners LLC, 2020 Term Loan, (3 mo LIBOR + 3.75%), 3.97%, 02/18/27		742	737,629
LifePoint Health, Inc., 2018 Term Loan B, (1 mo LIBOR + 3.75%), 3.85%, 11/16/25		442	441,024
Quorum Health Corp., 2020 Term Loan, (3 mo LIBOR + 7.00%, 1.00% Floor), 8.00%, 04/29/25		1,453	1,407,526
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%), 3.25%, 12/11/26		2,375	2,363,861

			10,107,837
Health Care Services — 0.0%
Medical Solutions LLC, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 7.50%, 11/01/29(b)(n)		631	622,589

Health Care Technology(b) — 0.7%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo LIBOR + 4.25%), 4.40%, 02/11/26		679	678,191
Polaris Newco LLC, USD Term Loan B, (3 mo LIBOR + 4.00%), 4.50%, 06/02/28		2,066	2,063,881
Verscend Holding Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 04/02/29(f)		8,084	8,084,000

			10,826,072

Security		Par (000)	Value

Hotels, Restaurants & Leisure(b) — 0.4%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24	USD	1,484	$1,475,258
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23		2,062	2,047,921
Golden Nugget, Inc., 2020 Initial Term Loan, (1 mo LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(f)		292	310,733
Great Canadian Gaming Corp., Term Loan, (3 mo LIBOR + 4.00%), 4.75%, 11/01/26		303	303,570
IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		2,015	2,012,756
Life Time Fitness, Inc., 2021 Term Loan B, (3 mo LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/16/24		434	435,634

			6,585,872
Household Durables — 0.1%
Springs Windows Fashions LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/06/28(b)		1,475	1,460,250

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26(b)		93	91,481

Industrial Conglomerates(b) — 0.2%
PSAV Holdings Corp., 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 09/01/25		1,279	1,021,197
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		1,796	1,803,691

			2,824,888
Insurance(b) — 0.6%
Alliant Holdings Intermediate LLC 2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 4.00%, 11/06/27(n)		1,194	1,191,667
Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		1,980	1,958,493
HUB International Ltd., 2018 Term Loan B, (3 mo LIBOR + 2.75%), 2.87%, 04/25/25		1,385	1,368,639
Ryan Specialty Group LLC, Term Loan, (1 mo LIBOR + 3.00%), 3.75%, 09/01/27		1,046	1,044,194
Sedgwick Claims Management Services, Inc. 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 12/31/25		850	843,010
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		1,251	1,248,836
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		533	533,029

			8,187,868
Interactive Media & Services(b) — 0.3%
Camelot Finance SA, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26		636	635,577
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		3,867	3,871,613

			4,507,190

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet & Direct Marketing Retail — 0.1%
CNT Holdings I Corp., 2020 Term Loan, (3 mo LIBOR + 3.50%), 4.25%, 11/08/27(b)	USD	1,262	$1,262,233

IT Services — 1.6%
Banff Merger Sub, Inc.(b)
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 6.00%, 02/27/26		2,250	2,268,742
2021 USD Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 10/02/25		2,000	1,986,379
Celestial -Saturn Parent, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 7.00%, 06/04/29		1,413	1,422,721
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 12/01/27(b)		1,462	1,466,375
Optiv Security, Inc., 1st Lien Term Loan, (3 mo LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/01/24(b)		2,226	2,199,226
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27(b)		2,311	2,255,635
Sophia LP, 2020 2nd Lien Term Loan, (3 mo LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28(b)		10,251	10,520,089
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 05/05/26(b)		899	898,333

			23,017,500
Life Sciences Tools & Services(b) — 0.2%
ICON Luxembourg Sarl
LUX Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		1,960	1,959,396
US Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		488	487,984

			2,447,380
Machinery(b) — 0.8%
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 10/21/28		1,222	1,219,139
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 3.75%, 06/21/28		538	537,472
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.10%, 09/21/26		2,330	2,329,408
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo LIBOR + 3.00%), 3.35%, 03/28/25		7,431	7,298,365

			11,384,384
Media(b) — 1.2%
Altice Financing SA, 2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 07/15/25		239	235,674
Altice France SA, 2018 Term Loan B13, (2 mo LIBOR + 4.00%), 4.12%, 08/14/26		995	989,154
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.63%, 08/21/26		6,242	6,151,171
Connect Finco Sarl, 2021 Term Loan B, (1 mo LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		1,005	1,004,862
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		472	445,516
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		1,979	1,967,947

Security		Par (000)	Value

Media (continued)
MH Sub I LLC (continued)
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/13/24(n)	USD	962	$962,559
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/12/29		288	289,319
Zayo Group Holdings, Inc., USD Term Loan, (1 mo LIBOR + 3.00%), 3.10%, 03/09/27		6,160	6,072,525

			18,118,727
Metals & Mining — 0.0%
Grinding Media Inc., 2021 Term Loan B, (3 mo LIBOR + 4.00%), 4.75%, 10/12/28(b)		512	510,438

Oil, Gas & Consumable Fuels — 0.8%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25(b)		10,258	11,061,471
Freeport LNG Investments, LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 12/21/28(n)		1,063	1,051,546
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/28/24(b)(f)		90	51,527

			12,164,544
Pharmaceuticals — 0.2%
Endo Luxembourg Finance Co. I Sarl, 2021 Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 03/27/28(b)		2,481	2,407,968

Professional Services — 0.2%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26(b)		3,026	3,011,816

Semiconductors & Semiconductor Equipment — 0.1%
MKS Instruments, Inc., 2021 USD Term Loan, 2.75%, 10/21/28(n)		1,862	1,856,880

Software — 3.4%
Barracuda Networks, Inc., 2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.50%, 10/30/28(b)		958	962,580
Cloudera, Inc.(b)
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 6.50%, 10/08/29(f)		1,463	1,459,343
2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/08/28		4,172	4,156,355
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.50%, 05/28/24(b)		1,946	1,890,853
Epicor Software Corp.(b)
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		506	516,965
2020 Term Loan, (1 mo. LIBOR + 3.25%), 4.00%, 07/30/27		1,389	1,386,674
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.97%, 03/11/28(b)		662	656,924
Magenta Buyer LLC(b)
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 07/27/28		4,363	4,348,056
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 9.00%, 07/27/29		2,293	2,272,225
Planview Parent, Inc., 2nd Lien Term Loan, (3 mo LIBOR + 7.25%), 8.00%, 12/18/28(b)(f)		850	850,000

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	79

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Proof Point, Inc., 2nd Lien Term Loan, (3 mo LIBOR + 6.25%), 6.75%, 08/31/29(b)	USD	2,006	$2,023,553
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 08/31/28(b)		1,334	1,327,437
RealPage, Inc.(b)
1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 04/24/28		1,795	1,788,060
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 7.25%, 04/23/29		6,751	6,828,985
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 05/30/25(b)		1,777	1,758,419
Sabre GLBL, Inc.(b)
2021 Term Loan B1, (1 mo. LIBOR + 3.50%), 4.00%, 12/17/27		882	870,119
2021 Term Loan B2, (1 mo. LIBOR + 3.50%), 4.00%, 12/17/27		1,406	1,387,022
Severin Acquisition LLC, 2018 Term Loan B, (1 mo LIBOR + 3.00%), 3.10%, 08/01/25(b)		3,676	3,654,796
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/07/27(b)		4,237	4,233,340
Sovos Compliance LLC, 2021 Term Loan, (1 mo LIBOR + 4.50%), 5.00%, 08/11/28(b)		822	823,324
Tempo Acquisition LLC(b)
2020 Extended Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 11/02/26		170	170,535
Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 05/01/24		210	209,651
Tibco Software Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28(b)		1,576	1,579,278
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%), 5.75%, 05/03/27(n)		1,711	1,714,217
2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 05/04/26(n)		1,778	1,767,584
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/04/26(b)		561	559,088

			49,195,383
Specialty Retail(b) — 0.3%
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 02/11/28		3,159	3,161,073
Staples, Inc., 7 Year Term Loan, (3 mo. LIBOR + 5.00%), 5.13%, 04/16/26		841	810,737

			3,971,810
Trading Companies & Distributors — 0.0%
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28(b)		567	562,231

Total Floating Rate Loan Interests — 20.4%
(Cost: $297,986,629)			298,951,358

Security		Shares	Value

Investment Companies

Equity Funds — 0.6%
iShares Preferred & Income Securities ETF(o)		203,000	$8,004,290

Total Investment Companies — 0.6%
(Cost: $7,427,338)			8,004,290

		Par (000)

Preferred Securities

Capital Trusts — 1.8%

Automobiles — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%(b)(j)	USD	655	746,700

Banks(b)(j) — 0.2%
AIB Group PLC, 5.25%(a)	EUR	200	241,362
CaixaBank SA, 6.38%(a)		200	245,347
CIT Group, Inc., Series A, 5.80%	USD	1,647	1,669,646

			2,156,355
Diversified Financial Services(b)(j) — 1.1%
Banco Santander SA, 4.38%(a)	EUR	200	234,246
Barclays PLC, 4.38%	USD	2,490	2,438,955
Credit Suisse Group AG(c)
6.38%		1,658	1,786,992
5.25%		1,077	1,112,003
6.25%		200	213,000
HSBC Holdings PLC, 6.00%		2,298	2,473,222
JPMorgan Chase & Co.
Series FF, 5.00%		5,918	6,080,745
Series HH, 4.60%		1,416	1,453,170
Series Q, 5.15%		850	870,800

			16,663,133
Diversified Telecommunication Services(b) — 0.1%
British Telecommunications PLC, 4.88%, 11/23/81(c)		200	201,322
Telefonica Europe BV(a)(j)
5.88%	EUR	200	249,616
4.38%		600	733,478

			1,184,416
Electric Utilities(b)(j) — 0.1%
Edison International, Series B, 5.00%	USD	940	960,492
Naturgy Finance BV, 2.37%(a)	EUR	200	228,080

			1,188,572
Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26(a)		320	370,833

Food & Staples Retailing — 0.0%
Casino Guichard Perrachon SA, 3.99%(a)(b)(j)		100	74,287

Health Care Providers & Services — 0.0%
Korian SA, 4.13%(a)(b)(j)	GBP	200	269,696

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00%(b)(c)(j)	USD	1,272	1,288,396

Internet & Direct Marketing Retail — 0.0%
Rakuten Group, Inc., 4.25%(a)(b)(j)	EUR	225	251,808

Oil, Gas & Consumable Fuels(a)(b)(j) — 0.0%
Abertis Infraestructuras Finance BV, 3.25%		200	231,957

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
BP Capital Markets PLC, 4.25%	GBP	125	$175,750
Repsol International Finance BV
3.75%	EUR	100	120,169
4.25%		100	123,100

			650,976

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63%(a)(b)(j)		200	218,594

Utilities(a)(b)(j) — 0.1%
Electricite de France SA
3.00%		200	233,962
2.88%		200	233,393
3.38%		400	470,200
6.00%	GBP	100	146,961

			1,084,516

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 4.20%, 10/03/78(a)(b)	EUR	200	250,297

Total Capital Trusts — 1.8%			26,398,579

		Shares

Preferred Stocks — 1.0%
Banks — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, Cost: $666,513)(e)		680,898	7,006

Commercial Services & Supplies — 0.1%
Verscend Intermediate Holding(f)(j)		790	888,007

Insurance — 0.1%
Alliant Holdings, Inc.(f)		1,431	1,486,794

Interactive Media & Services — 0.7%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $7,000,256)(e)(f)		63,886	10,448,566

Wireless Telecommunication Services — 0.1%
Ligado Networks LLC, 01/14/22(p)		32,168	1,351,073

Total Preferred Stocks — 1.0%			14,181,446

Total Preferred Securities — 2.8% (Cost: $40,313,995)			40,580,025

Total Long-Term Investments — 143.7% (Cost: $2,056,605,136)			2,105,341,344

Options Purchased — 0.0% (Cost: $16,636)			7,605

Total Investments Before Options Written — 143.7% (Cost: $2,056,621,772)			2,105,348,949

Options Written — (0.0)%
(Premiums Received: $(12,208))			(4,520)

Total Investments, Net of Options Written — 143.7% (Cost: $2,056,609,564)			2,105,344,429
Liabilities in Excess of Other Assets — (43.7)%			(640,173,582)

Net Assets — 100.0%			$1,465,170,847

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $11,924,265, representing 0.8% of its net assets as of period end, and an original cost of $9,266,121.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Perpetual security with no stated maturity date.
(k)	Zero-coupon bond.
(l)	When-issued security.
(m)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Affiliate of the Trust.
(p)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	81

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$—	$—	(b)	$—	$—	$—	$—	—	$204	$—
iShares Preferred & Income Securities ETF	9,511,970	—		(1,675,627)	62,881	105,066	8,004,290	203,000	362,961	—

					$62,881	$105,066	$8,004,290		$363,165	$—

(a)	As of period end, the entity is no longer held.

(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
Euro Bund	3	03/08/22	$585	$8,502
10-Year U.S. Treasury Note	3	03/22/22	391	(4,176)
U.S. Long Bond	4	03/22/22	640	(3,163)
Long Gilt	2	03/29/22	338	323

				$1,486

Forward Foreign Currency Exchange Contracts

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	190,174	CAD	243,000	Morgan Stanley & Co. International PLC	03/16/22	$(1,900)
USD	43,532,339	EUR	38,440,000	Natwest Markets PLC	03/16/22	(295,874)
USD	6,915,559	GBP	5,215,000	JPMorgan Chase Bank N.A.	03/16/22	(141,059)

						$(438,833)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put
Euro Stoxx 50	20	01/21/22	EUR	4,200.00	EUR	860	$7,605

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put
Euro Stoxx 50	20	01/21/22	EUR	4,100.00	EUR	860	$(4,520)

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/23	N/R	USD	856	$(6,338)	$(26,977)	$20,639
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	N/R	USD	1,221	(47,719)	(117,781)	70,062
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/25	N/R	EUR	60	(1,646)	8,250	(9,896)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B	EUR	70	9,246	7,441	1,805
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	N/R	EUR	50	(1,113)	4,640	(5,753)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	N/R	EUR	50	(1,113)	5,213	(6,326)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/26	BB-	EUR	30	3,227	1,389	1,838
CMA CGM SA	5.00	Quarterly	Goldman Sachs International	06/20/26	BB-	EUR	20	2,152	1,674	478
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/26	BB-	EUR	20	(345)	485	(830)
Adler Real Estate AG	5.00	Quarterly	Goldman Sachs International	12/20/26	BB-	EUR	10	(172)	(23)	(149)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB-	EUR	40	(691)	0	(691)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	BB-	EUR	10	(173)	47	(220)
Altice Finco SA	5.00	Quarterly	Barclays Bank PLC	12/20/26	CCC+	EUR	90	4,547	4,137	410
Altice France SA	5.00	Quarterly	Credit Suisse International	12/20/26	B	EUR	80	6,229	5,994	235

								$(33,909)	$(105,511)	$71,602

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation Depreciation
Rate	Frequency	Reference	Frequency				Notional Amount (000)
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	JPMorgan Chase Bank N.A.	N/A	03/20/22	USD	1,000	$16,128	$—	$16,128
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	03/20/22	USD	8,984	125,326	—	125,326
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	03/20/22	USD	3,084	43,021	—	43,021
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	03/20/22	USD	3,546	80,275	—	80,275
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	03/20/22	USD	1,513	21,811	—	21,811
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	JPMorgan Chase Bank N.A.	N/A	06/20/22	USD	2,048	22,878	(312)	23,190
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	06/20/22	USD	9,430	45,886	—	45,886
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	06/20/22	USD	3,071	31,456	(323)	31,779
3-Month LIBOR, 0.21%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Monthly	Morgan Stanley & Co. International PLC	N/A	06/20/22	USD	3,507	43,523	(428)	43,951

									$430,304	$(1,063)	$431,367

Balances Reported in the Consolidated Statements of Assets and Liabilities for OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$ 39,270	$ (145,844)	$ 526,834	$ (23,865)	$ —
Options Written	N/A	N/A	7,688	—	(4,520)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	83

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$8,825	$—	$8,825
Options purchased
Investments at value — unaffiliated(b)	—	—	7,605	—	—	—	7,605
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	134,737	—	—	431,367	—	566,104

	$—	$134,737	$7,605	$—	$440,192	$—	$582,534

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$7,339	$—	$7,339
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	438,833	—	—	438,833
Options written
Options written at value	—	—	4,520	—	—	—	4,520
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	168,646	—	—	1,063	—	169,709

	$—	$168,646	$4,520	$438,833	$8,402	$—	$620,401

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended December 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,634,475	$—	$4,634,475
Forward foreign currency exchange contracts	—	—	—	3,121,314	—	—	3,121,314
Options purchased(a)	—	—	57,200	—	(6,666)	—	50,534
Options written	—	—	(2,494)	—	1,834	—	(660)
Swaps	—	36,034	—	—	2,217,648	—	2,253,682

	$—	$36,034	$54,706	$ 3,121,314	$6,847,291	$—	$10,059,345

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(85,936)	$—	$(85,936)
Forward foreign currency exchange contracts	—	—	—	878,228	—	—	878,228
Options purchased(b)	—	—	(2,929)	—	—	—	(2,929)
Options written	—	—	7,688	—	—	—	7,688
Swaps	—	28,359	—	—	(776,814)	—	(748,455)

	$—	$28,359	$4,759	$878,228	$(862,750)	$—	$48,596

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$28,508,446
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$742,511
Average amounts sold — in USD	$53,687,597
Options:
Average value of option contracts purchased	$13,449
Average value of option contracts written	$1,130
Credit default swaps:
Average notional value — buy protection	$79,547
Average notional value — sell protection	$2,497,129
Total return swaps:
Average notional value	$36,183,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$234		$523
Forward foreign currency exchange contracts	—		438,833
Options	7,605	(a)	4,520
Swaps — OTC(b)	566,104		169,709

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	573,943		613,585

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,839)		(5,043)

Total derivative assets and liabilities subject to an MNA	$566,104		$608,542

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)
Barclays Bank PLC	$95,248	$(95,248)	$—	$—	$—
Citibank N.A.	485	(485)	—	—	—
Credit Suisse International	9,456	—	—	—	9,456
Goldman Sachs International	2,152	(172)	—	—	1,980
JPMorgan Chase Bank N.A.	58,417	(58,417)	—	—	—
Morgan Stanley & Co. International PLC	400,346	(12,767)	—	(387,579)	—

	$566,104	$(167,089)	$—	$(387,579)	$11,436

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	85

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)(e)
Barclays Bank PLC	$144,758	$(95,248)	$—	$—	$49,510
Citibank N.A.	830	(485)	—	—	345
Goldman Sachs International	172	(172)	—	—	—
JPMorgan Chase Bank N.A.	154,141	(58,417)	—	—	95,724
Morgan Stanley & Co. International PLC	12,767	(12,767)	—	—	—
Natwest Markets PLC	295,874	—	—	—	295,874

	$608,542	$(167,089)	$—	$—	$441,453

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$3,470,402	$—	$3,470,402
Common Stocks
Auto Components	41,530	—	—	41,530
Building Products	51,789	—	—	51,789
Chemicals	4,205,365	—	—	4,205,365
Communications Equipment	529,434	—	—	529,434
Consumer Finance	48	—	—	48
Containers & Packaging	—	1,468,693	—	1,468,693
Diversified Financial Services	—	—	22,236	22,236
Diversified Telecommunication Services	51,569	—	—	51,569
Electrical Equipment	1,572,602	—	—	1,572,602
Equity Real Estate Investment Trusts (REITs)	10,102,956	—	—	10,102,956
Hotels, Restaurants & Leisure	1,045,729	—	—	1,045,729
Life Sciences Tools & Services	4,498,864	—	—	4,498,864
Media	1,603,350	—	—	1,603,350
Metals & Mining	2,060,653	—	—	2,060,653
Oil, Gas & Consumable Fuels	19,400,028	—	—	19,400,028
Road & Rail	711,552	—	—	711,552
Semiconductors & Semiconductor Equipment	1,057,233	—	—	1,057,233
Software	1,725,450	—	—	1,725,450
Corporate Bonds
Aerospace & Defense	—	63,637,624	—	63,637,624
Airlines	208,166	35,841,197	—	36,049,363
Auto Components	—	29,711,909	—	29,711,909
Automobiles	—	35,321,597	—	35,321,597
Banks	—	10,667,501	—	10,667,501
Beverages	—	29,664,851	—	29,664,851
Biotechnology	—	411,996	—	411,996
Building Materials	—	20,278,187	—	20,278,187
Building Products	—	18,468,412	—	18,468,412
Capital Markets	—	18,842,831	—	18,842,831
Chemicals	—	39,503,092	—	39,503,092
Commercial Services & Supplies	—	22,242,098	—	22,242,098

86	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Communications Equipment	$—	$17,764,060	$—	$17,764,060
Construction Materials	—	7,793,244	—	7,793,244
Consumer Discretionary	—	38,057,459	—	38,057,459
Consumer Finance	106,928	39,096,698	—	39,203,626
Containers & Packaging	—	4,760,096	—	4,760,096
Diversified Consumer Services	—	37,941,838	—	37,941,838
Diversified Financial Services	—	22,851,343	—	22,851,343
Diversified Telecommunication Services	—	56,961,515	—	56,961,515
Electric Utilities	—	14,077,844	—	14,077,844
Electrical Equipment	—	2,755,585	—	2,755,585
Electronic Equipment, Instruments & Components	—	8,438,474	—	8,438,474
Energy Equipment & Services	—	9,622,923	—	9,622,923
Environmental, Maintenance & Security Service	—	14,773,044	—	14,773,044
Equity Real Estate Investment Trusts (REITs)	—	30,776,582	—	30,776,582
Food & Staples Retailing	—	39,365,187	—	39,365,187
Food Products	—	12,069,412	—	12,069,412
Gas Utilities	—	790,798	—	790,798
Health Care Equipment & Supplies	—	13,721,546	—	13,721,546
Health Care Providers & Services	—	96,338,020	—	96,338,020
Health Care Technology	—	19,269,084	—	19,269,084
Healthcare	—	381,632	—	381,632
Hotels, Restaurants & Leisure	92,621	85,239,685	—	85,332,306
Household Durables	—	22,728,655	—	22,728,655
Independent Power and Renewable Electricity Producers	—	15,318,976	—	15,318,976
Insurance	—	35,135,676	—	35,135,676
Interactive Media & Services	—	8,580,526	—	8,580,526
Internet & Direct Marketing Retail	—	301,891	—	301,891
Internet Software & Services	—	19,133,061	—	19,133,061
IT Services	—	31,468,369	—	31,468,369
Leisure Products	—	5,052,856	—	5,052,856
Machinery	—	18,939,152	—	18,939,152
Media	—	192,163,383	—	192,163,383
Metals & Mining	—	41,658,885	—	41,658,885
Mortgage Real Estate Investment Trusts (REITs)	—	162,495	—	162,495
Multiline Retail	—	6,422,336	—	6,422,336
Offshore Drilling & Other Services	—	1,601,855	—	1,601,855
Oil, Gas & Consumable Fuels	1,007,483	217,051,954	—	218,059,437
Personal Products	—	1,490,713	—	1,490,713
Pharmaceuticals	—	39,288,019	—	39,288,019
Real Estate Management & Development	—	12,544,416	—	12,544,416
Road & Rail	—	2,957,097	—	2,957,097
Semiconductors & Semiconductor Equipment	312,961	10,639,881	—	10,952,842
Software	—	38,238,942	—	38,238,942
Specialty Retail	—	15,860,663	—	15,860,663
Technology Hardware, Storage & Peripherals	—	1,569,615	—	1,569,615
Textiles, Apparel & Luxury Goods	197,215	4,559,387	—	4,756,602
Thrifts & Mortgage Finance	—	7,237,449	—	7,237,449
Transportation	—	266,119	—	266,119
Transportation Infrastructure	—	286,212	—	286,212
Utilities	—	4,892,053	—	4,892,053
Wireless Telecommunication Services	—	49,272,814	—	49,272,814
Floating Rate Loan Interests	—	283,296,316	15,655,042	298,951,358
Investment Companies	8,004,290	—	—	8,004,290
Preferred Securities
Capital Trusts	—	26,398,579	—	26,398,579
Preferred Stocks	1,351,073	—	12,823,367	14,174,440

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	87

Consolidated Schedule of Investments (continued) December 31, 2021	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Options Purchased
Equity Contracts	$7,605	$—	$—	$7,605
Unfunded Floating Rate Loan Interests(a)	—	8,882	—	8,882

	$59,946,494	$2,016,903,686	$28,500,645	2,105,350,825

Investments Valued at NAV(b)				7,006

				$2,105,357,831

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$95,467	$—	$95,467
Interest Rate Contracts	8,825	431,367	—	440,192
Liabilities
Credit Contracts	—	(23,865)	—	(23,865)
Equity Contracts	(4,520)	—	—	(4,520)
Foreign Currency Exchange Contracts	—	(438,833)	—	(438,833)
Interest Rate Contracts	(7,339)	—	—	(7,339)

	$(3,034)	$64,136	$—	$61,102

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $647,000,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2020	$1,712,957	$2,451,440	$19,366,986	$10,338,450	$33,869,833
Transfers into Level 3(a)	—	—	—	—	—
Transfers out of Level 3(b)	—	—	(12,820,936)	(1,930,104)	(14,751,040)
Accrued discounts/premiums	—	110,086	23,248	—	133,334
Net realized gain (loss)	(3,355,506)	544,272	35,545	—	(2,775,689)
Net change in unrealized appreciation (depreciation)(c)(d)	4,102,434	71,681	407,404	3,640,821	8,222,340
Purchases	—	64,245	12,163,865	7,774,456	20,002,566
Sales	(2,437,649)	(3,241,724)	(3,521,070)	(7,000,256)	(16,200,699)

Closing balance, as of December 31, 2021	$22,236	$—	$15,655,042	$12,823,367	$28,500,645

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(c)	$(23,305)	$—	$127,403	$3,640,821	$3,744,919

(a)

As of December 31, 2020, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2021, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2021, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

88	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 2.28%, 10/21/28(a)(b)	$500	$500,244
Allegro CLO VI Ltd.(a)(b)
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 1.62%, 01/17/31	360	358,139
Series 2017-2A, Class C, (3 mo. LIBOR US + 1.80%), 1.92%, 01/17/31	2,400	2,384,138
American Airlines Group, Inc., 5.18%, 08/15/23(c)	1,329	1,330,249
Anchorage Capital CLO Ltd.(a)(b)
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 2.27%, 10/13/30	1,000	1,001,123
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 1.99%, 01/28/31	1,000	997,744
Series 2014-3RA, Class D, (3 mo. LIBOR US + 2.60%), 2.74%, 01/28/31	1,000	975,184
Apidos CLO XV, Series 2013-15A, Class DRR, (3 mo LIBOR US + 2.70%), 2.83%, 04/20/31(a)(b)	1,000	972,690
Apidos CLO XX, Series 2015-20A, Class BRR, (3 mo LIBOR US + 1.95%), 2.07%, 07/16/31(a)(b)	1,000	994,834
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (3 mo. LIBOR US + 3.00%), 3.13%, 07/22/30(a)(b)	1,000	994,371
ARES XLVII CLO Ltd., Series 2018-47A, Class D, (3 mo. LIBOR US + 2.70%), 2.82%, 04/15/30(a)(b)	1,500	1,467,025
Ares XLVIII CLO Ltd., Series 2018-48A, Class C, (3 mo. LIBOR US + 1.80%), 1.93%, 07/20/30(a)(b)	500	495,987
Ares XXXVII CLO Ltd.(a)(b)
Series 2015-4A, Class A3R, (3 mo. LIBOR US + 1.50%), 1.62%, 10/15/30	1,000	995,493
Series 2015-4A, Class BR, (3 mo. LIBOR US + 1.80%), 1.92%, 10/15/30	1,750	1,737,050
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (3 mo. LIBOR US + 1.18%), 1.30%, 10/24/31(a)(b)	400	400,009
Atrium XV, Series 15A, Class C, (3 mo. LIBOR US + 2.20%), 2.32%, 01/23/31(a)(b)	250	250,022
Benefit Street Partners Clo XII Ltd., Series 2017-12A, Class B, (3 mo. LIBOR US + 2.00%), 2.12%, 10/15/30(a)(b)	1,000	995,145
Canyon CLO Ltd., Series 2020-3A, Class C, (3 mo LIBOR US + 2.50%), 2.62%, 01/15/34(a)(b)	500	502,077
CarVal CLO I Ltd., Series 2018-1A, Class D, (3 mo LIBOR US + 2.89%), 3.01%, 07/16/31(a)(b)	500	496,768
Cent CLO Ltd., Series C17A, Class BR, (3 mo. LIBOR US + 1.85%), 1.98%, 04/30/31(a)(b)	1,000	992,318
CIFC Funding II Ltd.(a)(b)
Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.95%), 2.07%, 10/18/30	1,000	993,035
Series 2013-2A, Class B1LR, (3 mo. LIBOR US + 3.05%), 3.17%, 10/18/30	1,000	989,864
CIFC Funding Ltd.(a)(b)
Series 2018-1A, Class C, (3 mo. LIBOR US + 1.75%), 1.87%, 04/18/31	1,000	989,980
Series 2018-1A, Class D, (3 mo. LIBOR US + 2.65%), 2.77%, 04/18/31	1,200	1,177,461
Elevation CLO Ltd., Series 2017-7A, Class C, (3 mo LIBOR US + 1.90%), 2.02%, 07/15/30(a)(b)	1,500	1,469,071
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, (3 mo. LIBOR US + 2.60%), 2.73%, 04/20/31(a)(b)	1,000	984,425
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.50%), 2.62%, 04/15/31(a)(b)	1,000	988,327

Security	Par (000)	Value

Asset-Backed Securities (continued)
Highbridge Loan Management Ltd.(a)(b)
Series 12A-18, Class B, (3 mo. LIBOR US + 1.85%), 1.97%, 07/18/31	$1,250	$1,243,774
Series 4A-2014, Class A2R, (3 mo. LIBOR US + 1.50%), 1.64%, 01/28/30	650	645,942
Series 6A-2015, Class BR, (3 mo. LIBOR US + 1.75%), 1.89%, 02/05/31	1,500	1,492,559
Long Point Park CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 1.82%, 01/17/30(a)(b)	1,000	989,988
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, (3 mo. LIBOR US + 1.90%), 2.02%, 04/19/30(a)(b)	1,000	996,396
Madison Park Funding XXVII Ltd.(a)(b)
Series 2018-27A, Class B, (3 mo. LIBOR US + 1.80%), 1.93%, 04/20/30	1,000	994,681
Series 2018-27A, Class C, (3 mo. LIBOR US + 2.60%), 2.73%, 04/20/30	1,000	984,272
Marble Point CLO XI Ltd., Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 1.62%, 12/18/30(a)(b)	1,000	997,718
MP CLO III Ltd., Series 2013-1A, Class CR, (3 mo LIBOR US + 2.00%), 2.13%, 10/20/30(a)(b)	1,000	990,310
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR2, (3 mo. LIBOR US + 3.00%), 3.13%, 10/21/30(a)(b)	2,700	2,661,637
Neuberger Berman CLO XXII Ltd.(a)(b)
Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 1.77%, 10/17/30	400	399,999
Series 2016-22A, Class CR, (3 mo. LIBOR US + 2.20%), 2.32%, 10/17/30	1,000	1,000,987
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class CR, (3 mo. LIBOR US + 2.15%), 2.27%, 10/17/27(a)(b)	500	500,500
Neuberger Berman Loan Advisers CLO Ltd.(a)(b)
Series 2017-26A, Class C, (3 mo. LIBOR US + 1.75%), 1.87%, 10/18/30	1,500	1,496,307
Series 2018-27A, Class D, (3 mo. LIBOR US + 2.60%), 2.72%, 01/15/30	1,000	991,373
OCP CLO Ltd.(a)(b)
Series 2014-6A, Class BR, (3 mo. LIBOR US + 2.15%), 2.27%, 10/17/30	500	500,056
Series 2016-11A, Class BR, (3 mo. LIBOR US + 2.45%), 2.57%, 10/26/30	1,500	1,500,820
Series 2016-12A, Class BR, (3 mo. LIBOR US + 2.20%), 2.32%, 10/18/28	1,000	1,000,170
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.95%), 2.11%, 11/20/30	1,000	995,076
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.85%), 2.97%, 07/15/30(a)(b)	500	488,525
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, (3 mo. LIBOR US + 1.40%), 1.53%, 01/20/30(a)(b)	1,000	993,316
Octagon Investment Partners Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.75%), 2.88%, 01/20/31(a)(b)	1,000	986,607
Octagon Investment Partners XVII Ltd.(a)(b)
Series 2013-1A, Class BR2, (3 mo. LIBOR US + 1.40%), 1.52%, 01/25/31	1,000	993,239
Series 2013-1A, Class CR2, (3 mo. LIBOR US + 1.70%), 1.82%, 01/25/31	1,000	992,361

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 1.90%), 2.03%, 01/22/30(a)(b)	$900	$895,594
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (3 mo. LIBOR US + 2.90%), 3.02%, 07/23/30(a)(b)	600	595,421
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo LIBOR US + 1.90%), 2.03%, 01/20/31(a)(b)	1,800	1,800,858
Palmer Square CLO Ltd.(a)(b)
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 1.57%, 04/18/31	1,500	1,497,940
Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 3.19%, 11/14/34(c)	1,000	1,000,000
Park Avenue Institutional Advisers CLO Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 3.85%), 4.01%, 05/15/32(a)(b)	1,500	1,500,623
Regatta VII Funding Ltd., Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.05%), 3.26%, 06/20/34(a)(b)	500	500,744
Regatta XVI Funding Ltd.(a)(b)
Series 2019-2A, Class C, (3 mo. LIBOR US + 2.70%), 2.82%, 01/15/33	1,000	1,001,989
Series 2019-2A, Class D, (3 mo. LIBOR US + 3.90%), 4.02%, 01/15/33	1,000	1,003,675
Rockford Tower CLO Ltd.(a)(b)
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 1.32%, 10/20/30	2,000	1,998,202
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 2.78%, 10/20/30	1,000	986,083
RR Ltd., Series 2018-5A, Class C, (3 mo. LIBOR US + 3.10%), 3.22%, 10/15/31(a)(b)	650	650,051
Sound Point Clo XXI Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.18%), 1.30%, 10/26/31(a)(b)	1,400	1,400,078
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 2.72%, 01/15/30(a)(b)	1,500	1,485,107
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo LIBOR US + 1.15%), 1.27%, 01/16/31(a)(b)	2,500	2,497,360
TICP CLO IX Ltd., Series 2017-9A, Class A, (3 mo LIBOR US + 1.14%), 1.27%, 01/20/31(a)(b)	1,000	1,000,001
York CLO Ltd.(a)(b)
Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.12%), 1.25%, 10/22/29	2,000	2,000,765
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.85%), 1.98%, 01/22/31	1,500	1,496,119
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 2.73%, 01/22/31	1,800	1,774,913

Total Asset-Backed Securities — 5.4% (Cost: $76,420,058)		76,354,909

Corporate Bonds

Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48	2,215	3,006,682

Aerospace & Defense — 3.9%
Boeing Co., 5.15%, 05/01/30	6,775	7,893,559
Bombardier, Inc.(b)
7.50%, 12/01/24	442	460,509
7.50%, 03/15/25	114	116,137
7.13%, 06/15/26	1,322	1,371,456
7.88%, 04/15/27(d)	964	999,764

Security	Par (000)	Value

Aerospace & Defense (continued)
Bombardier, Inc.(b) (continued)
6.00%, 02/15/28	$865	$867,621
7.45%, 05/01/34	137	167,825
BWX Technologies, Inc.(b)
4.13%, 06/30/28	70	71,050
4.13%, 04/15/29	120	121,500
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)	516	513,420
General Dynamics Corp., 4.25%, 04/01/50	1,260	1,606,788
Howmet Aerospace, Inc., 5.13%, 10/01/24	45	48,488
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)	1,010	1,037,775
Lockheed Martin Corp., 2.80%, 06/15/50	1,965	1,958,519
Moog, Inc., 4.25%, 12/15/27(b)	320	322,400
Northrop Grumman Corp.
4.03%, 10/15/47	2,400	2,830,117
5.25%, 05/01/50	3,050	4,271,945
Raytheon Technologies Corp.
4.63%, 11/16/48	2,805	3,593,260
3.13%, 07/01/50(d)	3,545	3,620,395
Rolls-Royce PLC, 5.75%, 10/15/27(b)	1,533	1,695,345
TransDigm, Inc.
8.00%, 12/15/25(b)	1,596	1,683,732
6.25%, 03/15/26(b)(d)	15,876	16,501,117
6.38%, 06/15/26	16	16,440
7.50%, 03/15/27	432	451,440
4.63%, 01/15/29	516	514,287
4.88%, 05/01/29	622	624,675
Triumph Group, Inc., 8.88%, 06/01/24(b)	1,635	1,783,262

		55,142,826

Airlines — 1.7%
Air Canada, 3.88%, 08/15/26(b)	447	455,940
American Airlines Group, Inc., 5.18%, 10/15/23(a)(c)	1,335	1,323,551
American Airlines, Inc., 11.75%, 07/15/25(b)	831	1,025,246
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
5.50%, 04/20/26	1,036	1,077,636
5.75%, 04/20/29	2,135	2,281,681
British Airways Pass Through Trust, Series 2020-1, Class A, 4.25%, 05/15/34(b)	1,860	1,979,200
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)	531	555,559
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	2,128	2,271,640
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)	1,888	1,737,683
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27(e)	6,133	6,717,378
Series B, 4.75%, 04/11/22(d)	1,729	1,746,488
United Airlines, Inc.(b)
4.38%, 04/15/26	1,022	1,065,675
4.63%, 04/15/29	1,110	1,144,687

		23,382,364

Auto Components — 1.2%
BorgWarner, Inc., 2.65%, 07/01/27	2,710	2,799,761
Clarios Global LP, 6.75%, 05/15/25(b)	497	520,607
Clarios Global LP/Clarios US Finance Co.(b)
6.25%, 05/15/26(d)	4,801	5,023,046
8.50%, 05/15/27	6,714	7,116,840
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(b)	227	224,163

90	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Components (continued)
Goodyear Tire & Rubber Co. 5.00%, 07/15/29(b)	$270	$290,034
5.25%, 07/15/31(b)	262	284,455
5.63%, 04/30/33	636	694,035

		16,952,941

Automobiles — 2.5%
Allison Transmission, Inc.(b)
5.88%, 06/01/29	855	929,812
3.75%, 01/30/31	723	704,925
Asbury Automotive Group, Inc. 4.50%, 03/01/28	197	200,940
4.75%, 03/01/30	191	194,104
5.00%, 02/15/32(b)	101	104,808
Carvana Co.(b) 5.50%, 04/15/27	602	595,980
4.88%, 09/01/29	461	439,103
Ford Motor Co. 7.45%, 07/16/31(d)	3,660	4,956,482
3.25%, 02/12/32	1,255	1,285,120
Ford Motor Credit Co. LLC 4.69%, 06/09/25	200	215,000
5.13%, 06/16/25	1,070	1,163,625
3.38%, 11/13/25	207	215,056
2.70%, 08/10/26	613	618,364
2.90%, 02/16/28	627	628,568
4.00%, 11/13/30	200	215,160
General Motors Co. 4.88%, 10/02/23	1,875	1,991,797
6.25%, 10/02/43	940	1,286,333
5.95%, 04/01/49(d)	3,455	4,729,132
General Motors Financial Co., Inc. 4.25%, 05/15/23	931	968,880
2.75%, 06/20/25(d)	4,235	4,369,998
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)	78	77,708
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27(f)	500	485,040
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)	456	468,622
Lithia Motors, Inc., 3.88%, 06/01/29(b)	269	274,622
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)(d)	7,125	7,968,316
Penske Automotive Group, Inc. 3.50%, 09/01/25	441	450,923
3.75%, 06/15/29	141	139,766
Sonic Automotive, Inc., 4.63%, 11/15/29(b)	119	120,131
TML Holdings Pte Ltd., 4.35%, 06/09/26(f)	200	202,000

		36,000,315

Banks — 2.7%
Australia & New Zealand Banking Group Ltd., (5 year CMT + 1.70%), 2.57%, 11/25/35(a)(b)(d)	5,445	5,213,673
Bangkok Bank PCL(f)
(5 year CMT + 1.90%), 3.73%, 09/25/34(a)	200	203,913
(5 year CMT + 4.73%), 5.00%(g)	222	230,089
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(f)	200	203,000
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(f)(g)	252	262,395
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(f)(g)	750	788,438

Security	Par (000)	Value

Banks (continued)
Fifth Third Bancorp, Series H, (3 mo. LIBOR US + 3.03%), 5.10%(a)(g)	$5,000	$5,082,500
Intesa Sanpaolo SpA (b) 5.71%, 01/15/26(d)	9,840	10,883,396
(1 year CMT + 2.75%), 4.95%, 06/01/42(a)	3,045	3,128,430
Kasikornbank PCL(a)(f) (5 year CMT + 1.70%), 3.34%, 10/02/31	200	199,788
(5 year CMT + 3.34%), 4.00%(g)	300	300,300
Santander Holdings USA, Inc., 4.40%, 07/13/27	830	909,969
Truist Financial Corp., Series L, (3 mo. LIBOR US + 3.10%), 5.05%(a)(g)	5,270	5,342,462
Wells Fargo & Co., 5.61%, 01/15/44(d)	4,119	5,573,649

		38,322,002

Beverages — 2.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(d)	6,170	7,798,478
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49(d)	5,000	6,917,289
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(h)	2,581	2,658,430
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(b)	2,074	2,054,816
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b) 4.13%, 08/15/26	1,315	1,344,587
5.25%, 08/15/27	1,662	1,672,387
Ball Corp. 5.25%, 07/01/25	30	33,075
2.88%, 08/15/30	147	142,590
3.13%, 09/15/31	849	838,388
Canpack SA/Canpack US LLC, 3.13%, 11/01/25(b)	228	228,570
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	151	182,144
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28(d)	3,215	3,656,328
Trivium Packaging Finance BV(b)(d) 5.50%, 08/15/26	2,830	2,943,200
8.50%, 08/15/27	3,036	3,210,570

		33,680,852

Biotechnology — 0.6%
Baxalta, Inc., 5.25%, 06/23/45(d)	6,000	7,968,227

Building Materials(b) — 0.4%
CP Atlas Buyer, Inc., 7.00%, 12/01/28	584	581,080
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25	783	830,998
Jeld-Wen, Inc. 4.63%, 12/15/25	96	96,720
4.88%, 12/15/27	74	75,934
Masonite International Corp., Class C, 5.38%, 02/01/28	206	216,043
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/28	163	165,282
SRM Escrow Issuer LLC, 6.00%, 11/01/28	1,169	1,247,966
Standard Industries, Inc. 5.00%, 02/15/27	303	311,908
4.38%, 07/15/30	1,272	1,298,082
3.38%, 01/15/31	69	66,467

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29	$ 386	$404,297
Victors Merger Corp., 6.38%, 05/15/29	249	234,060

		5,528,837

Building Products(b) — 0.3%
LBM Acquisition LLC, 6.25%, 01/15/29	705	697,069
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26	299	313,373
SRS Distribution, Inc. 4.63%, 07/01/28	897	900,364
6.13%, 07/01/29	805	820,391
6.00%, 12/01/29	770	773,850
White Cap Buyer LLC, 6.88%, 10/15/28(d)	1,172	1,221,810

		4,726,857

Capital Markets — 1.1%
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(a)(e)(g)	5,215	5,267,150
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)	447	468,232
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32	725	728,908
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.75%, 09/15/24	520	539,500
6.25%, 05/15/26	782	814,257
5.25%, 05/15/27	1,724	1,773,013
4.38%, 02/01/29	435	424,125
Jefferies Financial Group, Inc., 5.50%, 10/18/23(d)	4,000	4,174,927
NFP Corp., 6.88%, 08/15/28(b)	589	590,520
State Street Corp., (SOFR + 2.65%), 3.15%, 03/30/31(a)	840	909,250

		15,689,882

Chemicals — 2.7%
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)	760	735,300
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)	372	387,810
Diamond (BC) B.V., 4.63%, 10/01/29(b)	535	530,704
DuPont de Nemours, Inc., 5.42%, 11/15/48(d)	7,500	10,494,946
Element Solutions, Inc., 3.88%, 09/01/28(b)	2,810	2,824,050
EverArc Escrow Sarl, 5.00%, 10/30/29(b)	1,078	1,078,798
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)	299	306,475
Herens Holdco Sarl, 4.75%, 05/15/28(b)	290	284,200
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	203	216,483
Ingevity Corp., 3.88%, 11/01/28(b)	100	97,375
International Flavors & Fragrances, Inc., 3.47%, 12/01/50(b)	4,765	4,991,917
LYB Finance Co. BV, 8.10%, 03/15/27(b)(d)	6,000	7,684,472
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	240	247,800
SCIH Salt Holdings, Inc., 6.63%, 05/01/29(b)(d)	302	282,370
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26(b)	480	492,600
Scotts Miracle-Gro Co., 4.00%, 04/01/31(b)	547	540,162
UPL Corp. Ltd., (5 year CMT + 3.87%), 5.25%(a)(f)(g)	500	502,281
WESCO Distribution, Inc.(b) 7.13%, 06/15/25	1,485	1,574,100
7.25%, 06/15/28	1,354	1,484,322

Security	Par (000)	Value

Chemicals (continued)
WR Grace Holdings LLC(b) 5.63%, 10/01/24	$ 1,493	$1,571,592
5.63%, 08/15/29	1,947	1,993,241

		38,320,998

Commercial Services & Supplies — 0.9%
ADT Security Corp., 4.13%, 06/15/23	174	180,724
AerCap Global Aviation Trust, (3 mo. LIBOR US + 4.30%), 6.50%, 06/15/45(a)(b)	5,000	5,400,000
APX Group, Inc., 5.75%, 07/15/29(b)	555	546,675
ASGN, Inc., 4.63%, 05/15/28(b)	230	238,119
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)	223	235,225
Fortress Transportation & Infrastructure Investors LLC(b) 6.50%, 10/01/25	163	168,501
5.50%, 05/01/28	645	657,319
Herc Holdings, Inc., 5.50%, 07/15/27(b)	529	550,160
Hertz Corp.(b) 4.63%, 12/01/26	249	250,556
5.00%, 12/01/29	398	398,340
Metis Merger Sub LLC, 6.50%, 05/15/29(b)	443	435,110
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)	356	367,570
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(b)	445	460,798
Prime Security Services Borrower LLC/Prime Finance, Inc.(b) 5.75%, 04/15/26	252	270,565
3.38%, 08/31/27	63	60,820
6.25%, 01/15/28	626	652,605
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)	482	491,640
United Rentals North America, Inc. 4.88%, 01/15/28	777	816,530
5.25%, 01/15/30	44	47,630

		12,228,887

Communications Equipment — 0.6%
Avaya, Inc., 6.13%, 09/15/28(b)	1,027	1,088,620
CommScope Technologies LLC, 6.00%, 06/15/25(b)	646	646,000
CommScope, Inc.(b) 6.00%, 03/01/26	591	608,730
8.25%, 03/01/27	419	430,602
7.13%, 07/01/28	1,030	1,011,975
4.75%, 09/01/29	893	887,472
Nokia OYJ, 6.63%, 05/15/39	324	448,335
ViaSat, Inc.(b) 5.63%, 04/15/27	1,125	1,159,538
6.50%, 07/15/28	1,296	1,299,240
Viavi Solutions, Inc., 3.75%, 10/01/29(b)	587	586,971

		8,167,483

Construction Materials(b) — 0.3%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28	764	781,748
BCPE Empire Holdings, Inc., 7.63%, 05/01/27	225	229,741
H&E Equipment Services, Inc., 3.88%, 12/15/28	132	131,010
IAA, Inc., 5.50%, 06/15/27	1,054	1,092,207
Picasso Finance Sub, Inc., 6.13%, 06/15/25	823	860,035
Williams Scotsman International, Inc., 4.63%, 08/15/28	541	558,582

		3,653,323

92	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Discretionary(b) — 0.8%
Carnival Corp. 10.50%, 02/01/26(d)	$1,407	$1,606,084
5.75%, 03/01/27	837	837,000
9.88%, 08/01/27	1,285	1,468,389
4.00%, 08/01/28	2,185	2,168,613
6.00%, 05/01/29	1,091	1,085,545
CoreLogic, Inc., 4.50%, 05/01/28	951	947,386
NCL Corp. Ltd., 5.88%, 03/15/26	141	140,375
NCL Finance Ltd., 6.13%, 03/15/28	1,105	1,088,425
Nielsen Finance LLC/Nielsen Finance Co. 5.63%, 10/01/28	768	792,960
5.88%, 10/01/30	400	422,336
Royal Caribbean Cruises Ltd. 5.50%, 08/31/26	303	308,090
5.50%, 04/01/28	629	636,271
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29	385	384,519

		11,885,993

Consumer Finance — 1.2%
Block, Inc., 3.50%, 06/01/31(b)	1,222	1,252,550
Global Payments, Inc., 2.90%, 05/15/30(d)	4,715	4,800,587
HealthEquity, Inc., 4.50%, 10/01/29(b)	732	724,680
MoneyGram International, Inc., 5.38%, 08/01/26(b)	219	222,285
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(b)	672	681,240
Navient Corp. 7.25%, 09/25/23	299	322,358
6.13%, 03/25/24	59	62,909
5.50%, 03/15/29	547	545,632
OneMain Finance Corp. 7.13%, 03/15/26	1,231	1,403,340
3.50%, 01/15/27	627	619,946
6.63%, 01/15/28	506	566,720
5.38%, 11/15/29	26	28,270
Sabre GLBL, Inc., 9.25%, 04/15/25(b)	697	787,610
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)	362	375,036
Shriram Transport Finance Co. Ltd., 4.40%, 03/13/24(f)	500	507,500
SLM Corp., 3.13%, 11/02/26	347	343,530
Verscend Escrow Corp., 9.75%, 08/15/26(b)	3,791	4,029,606

		17,273,799

Containers & Packaging — 1.6%
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	224	239,120
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	355	363,875
Graphic Packaging International LLC, 3.50%, 03/01/29(b)	264	262,020
International Paper Co.(d) 8.70%, 06/15/38	4,000	6,528,244
7.30%, 11/15/39	10,000	15,322,020
LABL, Inc., 5.88%, 11/01/28(b)	520	535,925
Sealed Air Corp., 4.00%, 12/01/27(b)	109	113,592

		23,364,796

Diversified Consumer Services — 1.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b) 6.63%, 07/15/26(d)	5,419	5,685,615
9.75%, 07/15/27(d)	1,642	1,754,354

Security	Par (000)	Value

Diversified Consumer Services (continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b) (continued) 6.00%, 06/01/29	$1,313	$1,276,892
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28(b)	2,154	2,134,305
Clarivate Science Holdings Corp.(b) 3.88%, 07/01/28	848	852,240
4.88%, 07/01/29	1,171	1,187,535
Garda World Security Corp., 9.50%, 11/01/27(b)	282	304,048
Service Corp. International 5.13%, 06/01/29	468	501,930
3.38%, 08/15/30	585	574,218
4.00%, 05/15/31	716	724,950

		14,996,087

Diversified Financial Services — 6.4%
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 05/01/28(b)	724	720,380
Ally Financial, Inc., Series B, (5 year CMT + 3.87%), 4.70%(a)(g)	3,375	3,501,562
Barclays PLC 4.84%, 05/09/28(d)	4,000	4,406,310
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(a)	3,220	3,672,796
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(a)(b)(g)	13,999	14,040,997
Citigroup, Inc. 6.68%, 09/13/43(d)	4,125	6,201,802
Series Y, (5 year CMT + 3.00%), 4.15%(a)(g)	4,855	4,933,894
Credit Suisse AG, 6.50%, 08/08/23(b)(d)	6,000	6,457,500
Credit Suisse Group AG, (5 year USD Swap + 4.60%), 7.50%(a)(b)(g)	3,250	3,510,000
Deutsche Bank AG, (SOFR + 1.87%), 2.13%, 11/24/26(a)	3,260	3,254,650
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(b)	559	559,767
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(h)	327	312,973
ION Trading Technologies Sarl, 5.75%, 05/15/28(b)	200	206,000
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28(b)	675	691,875
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27(b)	178	179,162
Lloyds Banking Group PLC, 4.65%, 03/24/26(d)	8,650	9,522,433
Manappuram Finance Ltd., 5.90%, 01/13/23(f)	700	714,875
Natwest Group PLC 6.10%, 06/10/23	2,500	2,665,156
6.00%, 12/19/23(d)	10,080	10,953,370
5.13%, 05/28/24(d)	5,250	5,660,459
Shriram Transport Finance Co. Ltd.(f) 5.95%, 10/24/22	200	203,260
5.10%, 07/16/23	229	234,153
Spectrum Brands, Inc. 5.75%, 07/15/25	1,002	1,023,293
5.00%, 10/01/29(b)	72	75,510
UniCredit SPA, (5 year CMT + 4.75%), 5.46%, 06/30/35(a)(b)	6,135	6,684,279

		90,386,456

Diversified Telecommunication Services — 7.0%
AT&T, Inc. 4.65%, 06/01/44	28	32,793

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
AT&T, Inc. (continued) 4.35%, 06/15/45	$95	$107,082
3.50%, 09/15/53(d)	15,960	16,101,965
3.55%, 09/15/55	727	729,638
Consolidated Communications, Inc., 6.50%, 10/01/28(b)	1,313	1,391,780
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)	1,040	1,054,300
Level 3 Financing, Inc. 5.38%, 05/01/25	614	627,364
4.63%, 09/15/27(b)	1,065	1,086,300
3.63%, 01/15/29(b)	133	126,350
3.75%, 07/15/29(b)	181	171,950
Lumen Technologies, Inc. 5.63%, 04/01/25(d)	1,909	2,019,187
5.13%, 12/15/26(b)	962	1,001,086
4.00%, 02/15/27(b)	1,024	1,038,899
4.50%, 01/15/29(b)	932	901,710
5.38%, 06/15/29(b)	988	988,000
Series P, 7.60%, 09/15/39	55	58,988
Series U, 7.65%, 03/15/42	344	370,177
Series Y, 7.50%, 04/01/24(d)	564	617,580
SoftBank Group Corp.(f) 5.25%, 07/06/31	200	199,750
(5 year USD ICE Swap + 4.23%), 6.00%(a)(g)	300	297,375
Sprint Capital Corp. 6.88%, 11/15/28	2,765	3,497,725
8.75%, 03/15/32	1,873	2,809,500
Switch Ltd.(b) 3.75%, 09/15/28	677	682,078
4.13%, 06/15/29	1,200	1,227,000
Telecom Italia Capital SA 6.38%, 11/15/33	442	475,948
6.00%, 09/30/34	818	865,170
7.20%, 07/18/36	186	213,260
7.72%, 06/04/38	319	374,913
Telecom Italia SpA, 5.30%, 05/30/24(b)	1,662	1,749,189
Telefonica Emisiones SA, 5.21%, 03/08/47	5,000	6,207,591
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(b)	325	312,762
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)	729	722,971
Verizon Communications, Inc.(d) 6.40%, 09/15/33	9,475	12,892,618
6.55%, 09/15/43	13,225	20,669,209
5.01%, 04/15/49	6,998	9,262,777
Zayo Group Holdings, Inc.(b) 4.00%, 03/01/27	5,194	5,120,089
6.13%, 03/01/28	2,706	2,665,410

		98,670,484

Electric Utilities — 4.7%
Dominion Energy, Inc., Series C, (5 year CMT + 3.20%), 4.35%(a)(g)	2,020	2,085,650
Edison International, (5 year CMT + 4.70%), 5.38%(a)(g)	6,851	7,177,108
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76(a)	7,500	8,625,000
FirstEnergy Corp. 2.65%, 03/01/30	717	708,038
Series B, 2.25%, 09/01/30	46	44,284
Series C, 7.38%, 11/15/31	922	1,244,147

Security	Par (000)	Value

Electric Utilities (continued)
FirstEnergy Corp. (continued)
Series C, 3.40%, 03/01/50	$1,345	$1,318,100
FirstEnergy Transmission LLC, 5.45%, 07/15/44(b)	889	1,121,869
NextEra Energy Capital Holdings, Inc.(a) (3 mo. LIBOR US + 2.41%), 4.80%, 12/01/77	5,000	5,325,613
(5 year CMT + 2.55%), 3.80%, 03/15/82	5,840	5,941,250
NextEra Energy Operating Partners LP(b) 4.25%, 07/15/24	712	739,590
4.25%, 09/15/24	26	26,910
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42	2,750	3,672,722
Pacific Gas and Electric Co., 4.20%, 06/01/41	2,310	2,324,731
PG&E Corp., 5.25%, 07/01/30	226	237,006
Progress Energy, Inc., 7.00%, 10/30/31(d)	12,000	16,232,147
Puget Energy, Inc., 5.63%, 07/15/22(d)	5,550	5,625,550
Sempra Energy, (5 year CMT + 4.55%), 4.88%(a)(g)	4,375	4,684,662

		67,134,377

Electrical Equipment(b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26	714	737,205
GrafTech Finance, Inc., 4.63%, 12/15/28	296	300,440

		1,037,645

Electronic Equipment, Instruments & Components(b) — 0.2%
Energizer Holdings, Inc. 4.75%, 06/15/28	450	459,562
4.38%, 03/31/29	41	40,014
Imola Merger Corp., 4.75%, 05/15/29	1,337	1,371,829
Vertiv Group Corp., 4.13%, 11/15/28	1,172	1,183,720

		3,055,125

Energy Equipment & Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp.(b) 6.88%, 04/01/27	515	540,750
6.25%, 04/01/28	607	632,931
USA Compression Partners LP/USA Compression Finance Corp. 6.88%, 04/01/26	586	609,440
6.88%, 09/01/27	1,128	1,191,450
Weatherford International Ltd.(b) 6.50%, 09/15/28	27	28,568
8.63%, 04/30/30	418	433,947

		3,437,086

Environmental, Maintenance & Security Service — 0.5%
Clean Harbors, Inc., 5.13%, 07/15/29(b)	1,278	1,354,680
Covanta Holding Corp., 5.00%, 09/01/30	309	315,180
GFL Environmental, Inc.(b) 3.75%, 08/01/25	587	592,870
5.13%, 12/15/26(d)	1,887	1,962,480
4.00%, 08/01/28	199	195,020
3.50%, 09/01/28	504	496,440
4.75%, 06/15/29	541	545,734
Tervita Corp., 11.00%, 12/01/25(b)	182	209,527
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	1,151	1,145,245

		6,817,176

Equity Real Estate Investment Trusts (REITs) — 1.3%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27(b)	364	357,109
Crown Castle International Corp., 3.30%, 07/01/30	1,220	1,286,863
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)	258	251,967

94	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc.(b) 4.88%, 09/15/27	$606	$628,410
5.25%, 07/15/30	299	315,093
5.63%, 07/15/32	778	832,603
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.63%, 05/01/24	4,627	4,944,967
4.63%, 06/15/25(b)	755	804,898
4.50%, 09/01/26	1,658	1,782,350
4.50%, 01/15/28	430	464,400
3.88%, 02/15/29(b)	697	731,850
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27	178	186,233
4.63%, 08/01/29	847	893,585
3.50%, 03/15/31	2,631	2,660,599
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	1,500	1,530,000
RLJ Lodging Trust LP, 4.00%, 09/15/29(b)	199	196,875

		17,867,802

Food & Staples Retailing — 2.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b) 3.25%, 03/15/26	1,296	1,320,300
4.63%, 01/15/27	1,885	1,978,194
5.88%, 02/15/28	928	983,680
4.88%, 02/15/30	142	153,320
General Mills, Inc. 4.20%, 04/17/28	620	692,367
2.88%, 04/15/30	725	756,625
Kraft Heinz Foods Co. 5.00%, 07/15/35	214	261,795
7.13%, 08/01/39(b)(d)	4,415	6,718,623
4.63%, 10/01/39	100	117,448
5.00%, 06/04/42	12	14,927
5.20%, 07/15/45	9	11,443
4.38%, 06/01/46	226	264,646
4.88%, 10/01/49	248	311,474
5.50%, 06/01/50	2,825	3,824,727
Lamb Weston Holdings, Inc.(b) 4.88%, 05/15/28	284	307,430
4.13%, 01/31/30	333	341,721
4.38%, 01/31/32	321	331,038
Performance Food Group, Inc., 4.25%, 08/01/29(b)	700	694,442
Post Holdings, Inc.(b) 5.63%, 01/15/28	428	453,569
4.63%, 04/15/30	596	607,026
4.50%, 09/15/31	209	207,433
US Foods, Inc., 4.75%, 02/15/29(b)	642	652,432
Walmart, Inc., 5.25%, 09/01/35(d)	5,150	7,010,734

		28,015,394

Food Products(b) — 0.4%
Aramark Services, Inc. 5.00%, 04/01/25	1,367	1,394,613
6.38%, 05/01/25	1,038	1,084,710
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25	246	253,245
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31	730	740,950

Security	Par (000)	Value

Food Products (continued)
Pilgrim’s Pride Corp. 4.25%, 04/15/31	$52	$54,600
3.50%, 03/01/32	1,237	1,249,370
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29	624	614,640

		5,392,128

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(b)	346	349,893

Health Care Equipment & Supplies — 0.3%
Avantor Funding, Inc.(b) 4.63%, 07/15/28	2,077	2,165,273
3.88%, 11/01/29	396	400,320
Hologic, Inc., 3.25%, 02/15/29(b)	90	90,000
Medtronic, Inc., 4.63%, 03/15/45(d)	647	847,338
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28(b)	142	152,650

		3,655,581

Health Care Providers & Services — 5.0%
180 Medical, Inc., 3.88%, 10/15/29(b)	282	285,525
AdaptHealth LLC, 5.13%, 03/01/30(b)	104	105,820
Aetna, Inc., 3.88%, 08/15/47	3,500	3,893,327
AHP Health Partners, Inc., 5.75%, 07/15/29(b)	559	553,410
Anthem, Inc., 4.55%, 03/01/48(d)	5,000	6,235,894
Centene Corp. 4.25%, 12/15/27	558	581,715
2.45%, 07/15/28	1,091	1,074,635
4.63%, 12/15/29	2,700	2,911,842
3.00%, 10/15/30	1,801	1,830,735
2.50%, 03/01/31	3,059	2,977,982
2.63%, 08/01/31	875	857,500
CHS/Community Health Systems, Inc.(b) 6.63%, 02/15/25	2,540	2,628,900
8.00%, 03/15/26	1,573	1,653,616
5.63%, 03/15/27	1,180	1,248,829
6.00%, 01/15/29	812	865,795
6.13%, 04/01/30	564	557,976
DaVita, Inc., 4.63%, 06/01/30(b)	16	16,380
Encompass Health Corp. 4.50%, 02/01/28	106	109,048
4.75%, 02/01/30	1,103	1,136,090
4.63%, 04/01/31	250	254,375
HCA, Inc. 5.38%, 09/01/26	665	747,294
5.63%, 09/01/28	1,297	1,515,532
5.88%, 02/01/29	312	371,764
3.50%, 09/01/30	967	1,021,998
5.25%, 06/15/49	3,500	4,495,120
Legacy LifePoint Health LLC(b) 6.75%, 04/15/25	409	426,383
4.38%, 02/15/27	491	494,682
LifePoint Health, Inc., 5.38%, 01/15/29(b)(d)	191	190,045
ModivCare, Inc., 5.88%, 11/15/25(b)	152	159,600
Molina Healthcare, Inc.(b) 4.38%, 06/15/28	659	678,770
3.88%, 11/15/30	491	509,412
3.88%, 05/15/32	443	445,769

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Mozart Debt Merger Sub, Inc.(b) 3.88%, 04/01/29	$826	$823,084
5.25%, 10/01/29	2,097	2,125,603
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)	432	457,920
RegionalCare Hospital Partners Holdings,
Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)	72	76,082
Surgery Center Holdings, Inc.(b) 6.75%, 07/01/25	375	377,813
10.00%, 04/15/27	972	1,032,750
Teleflex, Inc., 4.25%, 06/01/28(b)	748	770,582
Tenet Healthcare Corp. 4.63%, 07/15/24	471	476,887
4.63%, 09/01/24(b)	882	901,845
7.50%, 04/01/25(b)	367	386,249
4.88%, 01/01/26(b)(d)	3,889	3,994,509
6.25%, 02/01/27(b)	144	149,040
5.13%, 11/01/27(b)	2,180	2,269,925
4.63%, 06/15/28(b)	37	38,018
6.13%, 10/01/28(b)	526	555,566
4.25%, 06/01/29(b)	60	60,929
UnitedHealth Group, Inc., 6.88%, 02/15/38(d)	10,000	15,331,456

		70,664,021

Health Care Technology(b) — 0.5%
Catalent Pharma Solutions, Inc. 5.00%, 07/15/27	733	761,587
3.50%, 04/01/30	881	878,502
Change Healthcare Holdings LLC/Change Healthcare
Finance, Inc., 5.75%, 03/01/25	650	655,577
Charles River Laboratories International, Inc. 4.25%, 05/01/28	324	336,960
3.75%, 03/15/29	141	142,410
4.00%, 03/15/31	204	209,020
IQVIA, Inc. 5.00%, 10/15/26	554	568,543
5.00%, 05/15/27	1,192	1,234,078
MEDNAX, Inc., 6.25%, 01/15/27	217	227,036
Syneos Health, Inc., 3.63%, 01/15/29	1,446	1,427,925

		6,441,638

Hotels, Restaurants & Leisure — 2.9%
1011778 BC ULC/New Red Finance, Inc.(b) 5.75%, 04/15/25	552	572,700
3.88%, 01/15/28	1,425	1,443,183
4.38%, 01/15/28	2,509	2,559,180
Boyd Gaming Corp. 8.63%, 06/01/25(b)	85	91,079
4.75%, 12/01/27	393	400,860
4.75%, 06/15/31(b)	775	790,500
Boyne USA, Inc., 4.75%, 05/15/29(b)	508	523,240
Caesars Entertainment, Inc.(b) 6.25%, 07/01/25	3,215	3,374,544
8.13%, 07/01/27	2,783	3,082,006
4.63%, 10/15/29	960	960,000
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)	1,048	1,094,442
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)	1,111	1,149,885
Champion Path Holdings Ltd.(f) 4.50%, 01/27/26	500	478,750

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Champion Path Holdings Ltd.(f) (continued) 4.85%, 01/27/28	$500	$476,031
Churchill Downs, Inc.(b) 5.50%, 04/01/27	1,907	1,964,210
4.75%, 01/15/28	213	220,455
Fortune Star BVI Ltd.(f) 6.75%, 07/02/23	200	203,520
5.95%, 10/19/25	269	269,565
5.00%, 05/18/26	344	329,793
Golden Nugget, Inc., 6.75%, 10/15/24(b)	1,269	1,269,000
Hilton Domestic Operating Co., Inc. 5.38%, 05/01/25(b)	319	331,951
5.75%, 05/01/28(b)	451	481,857
4.88%, 01/15/30	1,288	1,376,550
4.00%, 05/01/31(b)	285	291,424
Las Vegas Sands Corp. 3.50%, 08/18/26	96	97,170
3.90%, 08/08/29	88	88,614
Marriott International, Inc., Series EE, 5.75%, 05/01/25	1,295	1,457,706
McDonald’s Corp., 4.20%, 04/01/50(d)	480	580,948
Melco Resorts Finance Ltd.(f) 5.25%, 04/26/26	300	295,931
5.75%, 07/21/28	300	292,800
5.38%, 12/04/29	383	369,906
MGM China Holdings Ltd., 5.88%, 05/15/26(f)	200	200,288
MGM Resorts International 7.75%, 03/15/22	1,059	1,072,237
6.00%, 03/15/23	1,335	1,395,075
Midwest Gaming Borrower LLC/Midwest Gaming
Finance Corp., 4.88%, 05/01/29(b)	538	540,690
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b) 5.63%, 09/01/29	242	240,110
5.88%, 09/01/31	242	242,840
Scientific Games International, Inc.(b) 8.63%, 07/01/25	442	471,835
8.25%, 03/15/26	2,063	2,171,307
7.00%, 05/15/28	451	480,315
7.25%, 11/15/29	218	243,070
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)	1,648	1,759,969
Station Casinos LLC, 4.63%, 12/01/31(b)	485	488,977
Studio City Finance Ltd.(f) 6.50%, 01/15/28	300	289,500
5.00%, 01/15/29	530	476,106
Vail Resorts, Inc., 6.25%, 05/15/25(b)	341	354,640
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)	602	615,437
Wynn Macau Ltd.(f) 4.88%, 10/01/24	200	187,475
5.50%, 01/15/26	230	213,900
Wynn Resorts Finance LLC/Wynn Resorts Capital
Corp., 5.13%, 10/01/29(b)	1,103	1,119,545
Yum! Brands, Inc. 7.75%, 04/01/25(b)	802	845,107
4.75%, 01/15/30(b)	135	146,138
3.63%, 03/15/31	134	133,498

		40,605,859

96	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Durables — 0.5%
Brookfield Residential Properties, Inc./Brookfield
Residential US LLC, 4.88%, 02/15/30(b)	$770	$787,564
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)	507	532,350
Lennar Corp. 4.75%, 11/15/22	1,605	1,641,112
5.25%, 06/01/26	890	998,237
Mattamy Group Corp., 4.63%, 03/01/30(b)	427	434,878
NCR Corp.(b) 5.75%, 09/01/27	512	535,040
5.00%, 10/01/28	241	248,230
5.13%, 04/15/29	159	164,597
6.13%, 09/01/29	175	187,012
Newell Brands, Inc., 6.00%, 04/01/46	154	197,588
PulteGroup, Inc. 5.00%, 01/15/27	55	62,469
7.88%, 06/15/32	56	79,574
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)	608	584,413
Tempur Sealy International, Inc.(b) 4.00%, 04/15/29	569	578,958
3.88%, 10/15/31	559	560,057
Toll Brothers Finance Corp., 4.35%, 02/15/28	35	38,325

		7,630,404

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp.(b) 5.25%, 06/01/26	379	388,850
4.50%, 02/15/28	955	990,812
5.13%, 03/15/28	3,279	3,328,710
5.00%, 02/01/31	5	5,000
Clearway Energy Operating LLC(b) 4.75%, 03/15/28	630	662,287
3.75%, 01/15/32	307	304,698
Greenko Dutch BV, 3.85%, 03/29/26(f)	794	801,849
India Green Energy Holdings, 5.38%, 04/29/24(f)	250	258,125
NRG Energy, Inc. 6.63%, 01/15/27	618	642,433
5.75%, 01/15/28	52	54,970
5.25%, 06/15/29(b)	960	1,028,530
3.63%, 02/15/31(b)	514	501,150
3.88%, 02/15/32(b)	151	147,980
ReNew Power Pvt Ltd., 5.88%, 03/05/27(f)	200	207,760
SMC Global Power Holdings Corp., (5 year CMT + 7.16%), 5.45%(a)(f)(g)	300	293,250
TerraForm Power Operating LLC(b) 4.25%, 01/31/23	214	218,815
5.00%, 01/31/28	231	244,675
4.75%, 01/15/30	127	133,142

		10,213,036

Insurance — 3.7%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(b)	478	472,025
Alliant Holdings Intermediate LLC/Alliant Holdings
Co-Issuer, 6.75%, 10/15/27(b)	2,837	2,943,387
Allstate Corp., Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53(a)	5,000	5,200,000
AmWINS Group, Inc., 4.88%, 06/30/29(b)	551	556,510
Aon PLC, 4.25%, 12/12/42(d)	6,500	7,409,681
AssuredPartners, Inc., 5.63%, 01/15/29(b)	323	314,117

Security	Par (000)	Value

Insurance (continued)
Farmers Exchange Capital II, (3 mo. LIBOR US + 3.74%), 6.15%, 11/01/53(a)(b)	$4,890	$6,194,914
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	87	90,263
HUB International Ltd., 7.00%, 05/01/26(b)	1,724	1,771,410
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(b)(d)	12,000	16,976,620
Principal Financial Group, Inc., (3 mo. LIBOR US + 3.04%), 3.20%, 05/15/55(a)	5,000	4,956,132
Progressive Corp., Series B, (3 mo. LIBOR US + 2.54%), 5.38%(a)(g)	5,000	5,112,500

		51,997,559

Interactive Media & Services — 0.5%
Cablevision Lightpath LLC(b) 3.88%, 09/15/27	368	356,960
5.63%, 09/15/28	540	532,337
Netflix, Inc. 3.63%, 06/15/25(b)	210	221,298
5.88%, 11/15/28	1,698	2,041,845
5.38%, 11/15/29(b)	2,007	2,383,313
4.88%, 06/15/30(b)	461	537,641
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/27(b)	614	607,860
Twitter, Inc., 3.88%, 12/15/27(b)	721	751,376

		7,432,630

Internet Software & Services — 1.0%
ANGI Group LLC, 3.88%, 08/15/28(b)	582	568,905
Booking Holdings, Inc. 3.55%, 03/15/28(d)	3,375	3,663,951
4.63%, 04/13/30	2,185	2,553,648
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(b) 5.25%, 12/01/27	370	382,488
3.50%, 03/01/29	265	262,971
Match Group Holdings II LLC(b) 4.13%, 08/01/30	383	386,830
3.63%, 10/01/31	222	215,618
Uber Technologies, Inc.(b) 7.50%, 05/15/25	1,750	1,839,040
8.00%, 11/01/26	481	512,265
7.50%, 09/15/27	1,892	2,059,054
6.25%, 01/15/28	440	472,340
4.50%, 08/15/29	967	984,735

		13,901,845

IT Services — 0.9%
Booz Allen Hamilton, Inc.(b) 3.88%, 09/01/28	735	747,863
4.00%, 07/01/29	995	1,027,721
CA Magnum Holdings 5.38%, 10/31/26(b)	964	996,583
5.38%, 10/31/26(f)	700	723,660
Camelot Finance SA, 4.50%, 11/01/26(b)	1,254	1,297,890
Dun & Bradstreet Corp., 6.88%, 08/15/26(b)	1,210	1,258,400
Fair Isaac Corp., 4.00%, 06/15/28(b)	393	403,976
Gartner, Inc.(b) 4.50%, 07/01/28	587	613,054
3.63%, 06/15/29	499	504,514
3.75%, 10/01/30	984	1,006,042
Leidos, Inc., 4.38%, 05/15/30	2,215	2,467,776

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

IT Services (continued)
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)(d)	$329	$320,775
Twilio, Inc., 3.88%, 03/15/31	772	779,488
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)	551	546,261

		12,694,003

Leisure Products — 0.2%
Mattel, Inc. 5.88%, 12/15/27(b)	503	540,705
3.75%, 04/01/29(b)	213	220,721
6.20%, 10/01/40	548	709,041
5.45%, 11/01/41	753	898,894

		2,369,361

Machinery(b) — 0.4%
Colfax Corp., 6.38%, 02/15/26	671	693,646
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(h)	166	174,300
Madison IAQ LLC 4.13%, 06/30/28	200	200,500
5.88%, 06/30/29	904	904,000
Terex Corp., 5.00%, 05/15/29	618	634,995
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26	1,410	1,431,150
TK Elevator Holdco GmbH, 7.63%, 07/15/28	596	638,465
TK Elevator US Newco Inc., 5.25%, 07/15/27	1,547	1,626,284

		6,303,340

Media — 9.6%
Altice Financing SA(b) 5.00%, 01/15/28	863	842,193
5.75%, 08/15/29	2,009	1,988,910
Altice France Holding SA(b) 10.50%, 05/15/27	4,955	5,326,625
6.00%, 02/15/28(d)	734	700,970
AMC Entertainment Holdings, Inc., (10.00% Cash or 12.00% PIK), 10.00%, 06/15/26(b)(h)	546	539,478
AMC Networks, Inc., 4.25%, 02/15/29	263	261,356
CCO Holdings LLC/CCO Holdings Capital Corp. 5.13%, 05/01/27(b)(d)	3,132	3,225,960
5.00%, 02/01/28(b)	162	168,480
5.38%, 06/01/29(b)	1,823	1,967,263
4.75%, 03/01/30(b)	313	325,520
4.50%, 08/15/30(b)	3,662	3,746,922
4.25%, 02/01/31(b)	1,456	1,468,784
4.50%, 05/01/32	745	766,419
4.50%, 06/01/33(b)	326	332,595
4.25%, 01/15/34(b)	2,335	2,297,237
Charter Communications Operating LLC/Charter Communications Operating Capital 6.38%, 10/23/35	479	618,746
6.48%, 10/23/45(d)	9,584	13,087,788
5.38%, 05/01/47	1,500	1,790,409
6.83%, 10/23/55	3,540	5,062,646
Clear Channel Outdoor Holdings, Inc.(b) 7.75%, 04/15/28	1,473	1,576,110
7.50%, 06/01/29(d)	1,796	1,917,230
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)(d)	6,446	6,670,063
Comcast Corp. 3.75%, 04/01/40	545	610,142

Security	Par (000)	Value

Media (continued)
Comcast Corp. (continued) 2.99%, 11/01/63(b)	$5,558	$5,274,685
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)(d)	4,514	4,745,342
Cox Communications, Inc., 8.38%, 03/01/39(b)	5,000	8,280,384
CSC Holdings LLC 5.25%, 06/01/24	1,061	1,103,440
5.38%, 02/01/28(b)	336	347,884
7.50%, 04/01/28(b)	877	940,582
5.75%, 01/15/30(b)	406	404,478
4.13%, 12/01/30(b)	1,538	1,501,472
4.63%, 12/01/30(b)	200	189,250
3.38%, 02/15/31(b)	225	210,656
4.50%, 11/15/31(b)	680	671,500
5.00%, 11/15/31(b)	542	522,353
DIRECTV Holdings LLC/DIRECTV Financing Co.,
Inc., 5.88%, 08/15/27(b)	897	918,268
Discovery Communications LLC, 4.88%, 04/01/43	4,000	4,713,598
DISH DBS Corp. 5.88%, 07/15/22	2,545	2,586,356
7.75%, 07/01/26	1,110	1,171,050
5.25%, 12/01/26(b)	2,398	2,435,852
5.75%, 12/01/28(b)	1,904	1,923,040
Fox Corp., 3.05%, 04/07/25	475	498,600
Frontier Communications Holdings LLC(b) 5.88%, 10/15/27	1,001	1,058,557
5.00%, 05/01/28	1,372	1,413,160
6.75%, 05/01/29	1,212	1,260,480
6.00%, 01/15/30	760	763,800
Globe Telecom, Inc., (5 year CMT + 5.53%), 4.20%(a)(f)(g)	700	717,500
Gray Television, Inc., 7.00%, 05/15/27(b)	415	443,531
iHeartCommunications, Inc. 6.38%, 05/01/26	370	383,856
8.38%, 05/01/27	73	77,318
5.25%, 08/15/27(b)	376	391,078
4.75%, 01/15/28(b)	184	186,598
Iliad Holding SAS(b) 6.50%, 10/15/26	978	1,027,614
7.00%, 10/15/28	1,001	1,052,622
Lamar Media Corp., 4.00%, 02/15/30	307	311,452
LCPR Senior Secured Financing DAC(b) 6.75%, 10/15/27	860	903,000
5.13%, 07/15/29	963	967,815
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(h)	824	645,016
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)	293	298,128
Live Nation Entertainment, Inc.(b) 4.88%, 11/01/24	136	137,360
6.50%, 05/15/27	2,164	2,366,875
4.75%, 10/15/27	391	401,753
3.75%, 01/15/28	254	252,095
Midas OpCo Holdings LLC, 5.63%, 08/15/29(b)	209	213,964
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(f)(g)	695	730,315
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27	476	487,081
4.25%, 01/15/29	256	256,466
Radiate Holdco LLC/Radiate Finance, Inc.(b) 4.50%, 09/15/26	1,219	1,231,190
6.50%, 09/15/28	2,950	2,963,378

98	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Scripps Escrow II, Inc., 3.88%, 01/15/29(b)	$37	$36,954
Sinclair Television Group Inc., 4.13%, 12/01/30(b)	65	61,588
Sirius XM Radio, Inc.(b) 3.13%, 09/01/26	1,020	1,020,296
5.00%, 08/01/27	394	409,500
4.00%, 07/15/28	849	853,746
5.50%, 07/01/29	1,254	1,351,185
4.13%, 07/01/30	2	2,000
3.88%, 09/01/31	1,034	1,013,785
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)	1,000	1,030,000
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)	381	336,423
Time Warner Cable LLC, 6.55%, 05/01/37	3,519	4,603,806
UPC Broadband Finco BV, 4.88%, 07/15/31(b)	934	952,680
ViacomCBS, Inc. 5.85%, 09/01/43	1,300	1,751,111
(3 mo. LIBOR US + 3.90%), 5.88%, 02/28/57(a)	2,111	2,105,068
Videotron Ltd.(b) 5.13%, 04/15/27	999	1,028,970
3.63%, 06/15/29	469	471,345
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)	1,452	1,462,955
WMG Acquisition Corp., 3.88%, 07/15/30(b)	263	267,274
Ziggo Bond Co. BV, 6.00%, 01/15/27(b)	955	983,650
Ziggo BV(b) 5.50%, 01/15/27	775	796,312
4.88%, 01/15/30	605	620,488

		135,831,774

Metals & Mining — 2.0%
ABJA Investment Co. Pte Ltd., 5.45%, 01/24/28(f)	306	334,209
Arconic Corp.(b) 6.00%, 05/15/25	705	736,725
6.13%, 02/15/28	552	587,438
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)	2,157	2,332,256
Commercial Metals Co., 4.88%, 05/15/23	2,194	2,259,820
Constellium SE(b) 5.88%, 02/15/26	996	1,009,177
3.75%, 04/15/29	1,077	1,059,655
Freeport-McMoRan, Inc. 4.38%, 08/01/28	887	930,241
5.40%, 11/14/34	65	79,138
5.45%, 03/15/43	1,607	2,020,144
JSW Steel Ltd., 3.95%, 04/05/27(f)	500	493,750
Kaiser Aluminum Corp.(b) 4.63%, 03/01/28	704	711,040
4.50%, 06/01/31	266	261,678
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24(f)	200	163,850
New Gold, Inc., 7.50%, 07/15/27(b)	1,357	1,441,812
Novelis Corp.(b) 3.25%, 11/15/26	862	869,542
4.75%, 01/30/30	2,583	2,715,379
3.88%, 08/15/31	771	766,181
Periama Holdings LLC, 5.95%, 04/19/26(f)	200	212,500
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(b)	249	253,980
Southern Copper Corp., 5.88%, 04/23/45	3,870	5,286,904
Steel Dynamics, Inc., 3.25%, 10/15/50	1,145	1,153,967

Security	Par (000)	Value

Metals & Mining (continued)
United States Steel Corp., 6.88%, 03/01/29	$1,077	$1,159,121
Vedanta Resources Finance II PLC 8.00%, 04/23/23(f)	200	195,538
13.88%, 01/21/24(f)	200	211,663
8.95%, 03/11/25(b)	210	205,275
8.95%, 03/11/25(f)	200	195,500

		27,646,483

Multiline Retail — 0.2%
Bath & Body Works, Inc., 6.88%, 11/01/35	1,119	1,390,358
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)	820	870,323

		2,260,681

Multi-Utilities — 0.2%
NiSource, Inc., 3.60%, 05/01/30	2,200	2,371,210

Offshore Drilling & Other Services — 0.1%
Lam Research Corp., 4.88%, 03/15/49	875	1,187,717

Oil, Gas & Consumable Fuels — 15.9%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)	657	705,749
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
5.75%, 03/01/27	654	677,708
5.75%, 01/15/28	127	133,176
5.38%, 06/15/29	425	448,381
Antero Resources Corp., 5.38%, 03/01/30(b)	230	245,870
Apache Corp. 4.25%, 01/15/30	458	497,022
5.10%, 09/01/40	888	1,003,440
5.25%, 02/01/42	57	65,834
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27	763	1,018,605
5.88%, 06/30/29	297	285,770
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)	984	983,085
Buckeye Partners LP 4.13%, 03/01/25(b)	594	613,305
5.85%, 11/15/43	383	375,821
5.60%, 10/15/44	376	366,111
Callon Petroleum Co. 6.13%, 10/01/24	282	277,770
9.00%, 04/01/25(b)	2,214	2,391,120
8.00%, 08/01/28(b)	1,261	1,273,610
Cenovus Energy, Inc. 3.80%, 09/15/23	104	107,636
5.38%, 07/15/25	1,186	1,308,780
5.40%, 06/15/47	77	95,860
Cheniere Energy Partners LP 4.50%, 10/01/29	1,206	1,278,360
4.00%, 03/01/31	1,350	1,416,082
3.25%, 01/31/32(b)	1,142	1,153,420
Cheniere Energy, Inc., 4.63%, 10/15/28	3,534	3,759,186
Chesapeake Energy Corp., 5.88%, 02/01/29(b)	80	85,580
CNOOC Petroleum North America ULC, 6.40%, 05/15/37	2,000	2,624,125
CNX Resources Corp., 6.00%, 01/15/29(b)	56	58,240
Colgate Energy Partners III LLC(b) 7.75%, 02/15/26	276	298,080

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Colgate Energy Partners III LLC(b) (continued) 5.88%, 07/01/29(d)	$452	$465,560
Comstock Resources, Inc.(b) 7.50%, 05/15/25	569	586,781
6.75%, 03/01/29	816	885,034
5.88%, 01/15/30	760	779,000
ConocoPhillips, 4.88%, 10/01/47(b)	3,815	5,023,915
Coterra Energy, Inc., 4.38%, 06/01/24(b)	38	40,186
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(b)	1,218	1,271,287
Crestwood Midstream Partners LP/Crestwood
Midstream Finance Corp., 6.00%, 02/01/29(b)	12	12,465
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)	1,677	1,714,732
DCP Midstream Operating LP(b) 6.45%, 11/03/36	247	323,244
6.75%, 09/15/37	1,373	1,836,593
Devon Energy Corp. 8.25%, 08/01/23	811	885,791
5.25%, 09/15/24	100	108,193
5.25%, 10/15/27	130	137,136
5.88%, 06/15/28	204	220,949
4.50%, 01/15/30	117	125,611
Diamondback Energy, Inc. 4.75%, 05/31/25	2,170	2,377,099
3.50%, 12/01/29	692	733,802
DT Midstream, Inc.(b) 4.13%, 06/15/29	894	915,233
4.38%, 06/15/31	1,092	1,135,680
eG Global Finance PLC(b) 6.75%, 02/07/25	703	711,788
8.50%, 10/30/25	787	815,529
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22	2,345	2,350,661
Enbridge, Inc.(a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78	5,000	5,426,920
Series 16-A, (3 mo. LIBOR US + 3.89%), 6.00%, 01/15/77	5,880	6,315,952
Endeavor Energy Resources LP/EER Finance, Inc.(b) 6.63%, 07/15/25	322	340,686
5.75%, 01/30/28	518	552,128
Energy Transfer LP 4.25%, 03/15/23	553	568,258
5.88%, 01/15/24(d)	3,366	3,622,733
6.13%, 12/15/45	3,579	4,451,829
Series B, (3 mo. LIBOR US + 4.16%), 6.63%(a)(g)	5,000	4,737,100
Energy Transfer Operating LP, 5.50%, 06/01/27	406	463,103
EnLink Midstream LLC 5.63%, 01/15/28(b)	380	395,200
5.38%, 06/01/29	188	192,230
EnLink Midstream Partners LP 4.40%, 04/01/24	613	640,585
4.15%, 06/01/25	48	49,750
4.85%, 07/15/26	64	67,360
5.60%, 04/01/44	523	527,485
5.05%, 04/01/45	68	65,620
Enterprise Products Operating LLC 4.90%, 05/15/46(d)	5,375	6,499,257
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(a)	4,800	4,900,413
EOG Resources, Inc., 4.38%, 04/15/30(d)	2,965	3,426,269

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP 4.13%, 12/01/26	$226	$231,650
4.75%, 01/15/31(b)	1,255	1,327,162
EQT Corp. 3.13%, 05/15/26(b)	368	377,763
3.90%, 10/01/27	573	614,554
5.00%, 01/15/29	135	149,513
7.50%, 02/01/30	376	483,160
3.63%, 05/15/31(b)	104	107,900
Exxon Mobil Corp., 3.45%, 04/15/51(d)	3,890	4,213,912
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 02/01/28	293	295,198
GMR Hyderabad International Airport Ltd.(f) 5.38%, 04/10/24	200	205,288
4.25%, 10/27/27	200	193,163
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(b)	40	42,000
Harbour Energy PLC, 5.50%, 10/15/26(b)	200	198,500
Harvest Midstream I LP, 7.50%, 09/01/28(b)	115	123,050
Hess Corp., 5.80%, 04/01/47(d)	5,000	6,387,733
Hess Midstream Operations LP, 4.25%, 02/15/30(b)	529	525,033
Independence Energy Finance LLC, 7.25%, 05/01/26(b)	976	1,013,820
ITT Holdings LLC, 6.50%, 08/01/29(b)	711	703,890
Kinder Morgan, Inc. 7.80%, 08/01/31	197	280,157
7.75%, 01/15/32(d)	4,586	6,441,922
Marathon Petroleum Corp. 4.70%, 05/01/25(d)	4,280	4,669,146
5.13%, 12/15/26	937	1,066,356
Matador Resources Co., 5.88%, 09/15/26	1,255	1,292,650
Medco Bell Pte Ltd., 6.38%, 01/30/27(f)	300	296,250
Medco Laurel Tree Pte Ltd., 6.95%, 11/12/28(f)	400	397,000
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26(f)	200	206,760
MEG Energy Corp., 6.50%, 01/15/25(b)(e)	513	521,336
MPLX LP 4.13%, 03/01/27	825	902,613
5.20%, 03/01/47	3,500	4,284,920
4.70%, 04/15/48(d)	5,000	5,768,644
5.50%, 02/15/49	2,640	3,371,277
Murphy Oil Corp. 5.75%, 08/15/25	49	50,366
6.38%, 12/01/42	47	47,000
Murphy Oil USA, Inc., 4.75%, 09/15/29	323	339,958
Nabors Industries Ltd.(b) 7.25%, 01/15/26	109	100,825
7.50%, 01/15/28	354	320,370
Nabors Industries, Inc., 7.38%, 05/15/27(b)	413	427,533
New Fortress Energy, Inc.(b) 6.75%, 09/15/25	1,419	1,433,190
6.50%, 09/30/26	1,543	1,531,427
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)	364	375,393
NGPL PipeCo LLC, 7.77%, 12/15/37(b)	1,117	1,563,845
Northern Oil and Gas, Inc., 8.13%, 03/01/28(b)	1,020	1,076,100
NuStar Logistics LP 6.00%, 06/01/26	373	404,705
6.38%, 10/01/30	45	49,950
Occidental Petroleum Corp. 6.95%, 07/01/24	92	102,288

100	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. (continued) 5.50%, 12/01/25	$218	$241,843
5.55%, 03/15/26	79	87,951
3.00%, 02/15/27	10	10,150
8.88%, 07/15/30	17	22,927
4.30%, 08/15/39	1,057	1,054,114
6.20%, 03/15/40	1,461	1,797,030
4.50%, 07/15/44	682	702,463
4.63%, 06/15/45	1,066	1,105,975
4.40%, 04/15/46	1,436	1,471,900
4.10%, 02/15/47	273	267,540
4.20%, 03/15/48	1,350	1,350,000
4.40%, 08/15/49	161	163,013
PDC Energy, Inc., 5.75%, 05/15/26	759	784,343
Petroleos Mexicanos 3.50%, 01/30/23	5,000	5,032,187
4.63%, 09/21/23(d)	3,965	4,057,434
6.70%, 02/16/32(b)	695	700,213
Plains All American Pipeline LP, Series B, (3 mo. LIBOR US + 4.11%), 6.13%(a)(g)	2,215	1,879,981
Range Resources Corp. 5.88%, 07/01/22	280	281,750
5.00%, 08/15/22	559	565,289
5.00%, 03/15/23	551	563,398
4.88%, 05/15/25	30	30,975
9.25%, 02/01/26	111	119,635
Rockcliff Energy II LLC, 5.50%, 10/15/29(b)	644	663,320
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)	580	655,403
Sabine Pass Liquefaction LLC 5.63%, 04/15/23(d)	10,510	10,992,410
5.75%, 05/15/24	2,575	2,800,433
5.88%, 06/30/26	1,481	1,699,158
SM Energy Co. 10.00%, 01/15/25(b)	1,895	2,085,713
5.63%, 06/01/25	44	44,330
6.75%, 09/15/26	292	300,030
Southwestern Energy Co. 4.10%, 03/15/22	550	550,187
6.45%, 01/23/25	29	31,871
5.38%, 02/01/29	624	659,880
4.75%, 02/01/32	448	471,791
Sunoco LP/Sunoco Finance Corp. 6.00%, 04/15/27	141	147,049
5.88%, 03/15/28	317	335,228
Tap Rock Resources LLC, 7.00%, 10/01/26(b)	1,323	1,375,920
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.88%, 04/15/26	669	698,078
5.38%, 02/01/27	5	5,153
6.50%, 07/15/27	228	244,416
6.88%, 01/15/29	921	1,030,396
5.50%, 03/01/30	912	996,360
4.88%, 02/01/31	317	344,246
TransCanada PipeLines Ltd., 4.88%, 05/15/48	4,000	5,083,157
Transcanada Trust, (3 mo. LIBOR US + 3.53%), 5.63%, 05/20/75(a)	2,755	2,892,750
Transocean, Inc., 11.50%, 01/30/27(b)	294	288,120
Venture Global Calcasieu Pass LLC(b) 3.88%, 08/15/29	1,490	1,545,875
4.13%, 08/15/31	1,553	1,646,180

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Venture Global Calcasieu Pass LLC(b) (continued) 3.88%, 11/01/33	$2,918	$3,065,592
Vine Energy Holdings LLC, 6.75%, 04/15/29(b)	1,286	1,395,310
Western Midstream Operating LP 5.45%, 04/01/44	12	14,340
5.30%, 03/01/48	1,180	1,421,906
5.50%, 08/15/48	61	72,866
6.50%, 02/01/50	1,525	1,803,320
Williams Cos., Inc. 3.70%, 01/15/23	2,245	2,294,508
4.55%, 06/24/24	527	563,944
8.75%, 03/15/32	2,478	3,669,421
5.10%, 09/15/45(d)	5,075	6,237,020

		225,177,935

Personal Products — 0.0%
Coty Inc/HFC Prestige Products Inc/HFC Prestige International US LLC, 4.75%, 01/15/29(b)	299	303,859

Pharmaceuticals — 4.5%
AbbVie, Inc. 2.80%, 03/15/23	3,000	3,057,265
4.75%, 03/15/45(d)	5,485	6,841,320
4.70%, 05/14/45(d)	3,255	4,038,249
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)	1,137	1,193,850
Bausch Health Cos., Inc.(b) 9.00%, 12/15/25	1,014	1,067,925
7.00%, 01/15/28	395	393,025
5.00%, 02/15/29	304	268,280
6.25%, 02/15/29	678	644,263
7.25%, 05/30/29	1,242	1,229,580
CVS Health Corp.(d) 5.13%, 07/20/45	3,879	5,042,173
5.05%, 03/25/48	8,205	10,727,528
Elanco Animal Health, Inc., 5.90%, 08/28/28	353	409,480
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(b)(d)	994	1,011,812
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(b)	983	963,340
Jazz Securities DAC, 4.38%, 01/15/29(b)	1,053	1,090,318
Merck & Co., Inc., 6.50%, 12/01/33(d)	6,420	9,257,605
Option Care Health, Inc., 4.38%, 10/31/29(b)	265	265,663
Organon & Co./Organon Foreign Debt Co-Issuer BV(b) 4.13%, 04/30/28	1,633	1,659,536
5.13%, 04/30/31	1,599	1,670,443
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)	394	394,492
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	3,021	3,087,251
PRA Health Sciences, Inc., 2.88%, 07/15/26(b)	1,021	1,022,276
Prestige Brands, Inc., 3.75%, 04/01/31(b)	318	308,460
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30(d)	8,270	8,098,415
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25	200	213,663

		63,956,212

Real Estate Management & Development — 2.0%
Agile Group Holdings Ltd.(f) 5.75%, 01/02/25	200	128,000
6.05%, 10/13/25	200	118,500
AYC Finance Ltd., 3.90%(f)(g)	300	286,500
Central China Real Estate Ltd., 7.65%, 08/27/23(f)	200	131,500

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Management & Development (continued)
China Aoyuan Group Ltd.(f)
7.95%, 02/19/23	$230	$44,850
6.20%, 03/24/26	420	79,884
China Evergrande Group(f)(i)(j)
10.00%, 04/11/23	300	45,056
7.50%, 06/28/23	300	44,963
9.50%, 03/29/24	300	44,588
10.50%, 04/11/24	350	52,347
China SCE Group Holdings Ltd.(f)
7.25%, 04/19/23	200	176,000
7.38%, 04/09/24	200	169,260
CIFI Holdings Group Co. Ltd.(f)
5.50%, 01/23/23	450	445,162
6.55%, 03/28/24	450	444,375
6.45%, 11/07/24	450	444,234
6.00%, 07/16/25	200	195,260
Dexin China Holdings Co. Ltd., 9.95%, 12/03/22(f)	708	496,618
Easy Tactic Ltd.(f)
9.13%, 07/28/22	200	86,350
12.38%, 11/18/22	200	86,538
Fantasia Holdings Group Co. Ltd.(f)(i)(j)
7.95%, 07/05/22	1,050	241,500
10.88%, 01/09/23	343	78,890
11.88%, 06/01/23	200	45,938
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)	183	190,887
Global Prime Capital Pte Ltd., 5.95%, 01/23/25(f)	200	203,000
GLP Pte Ltd., (5 year CMT + 3.74%), 4.50%(a)(f)(g)	200	193,912
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)	360	366,379
Hopson Development Holdings Ltd., 7.00%, 05/18/24(f)	229	219,382
Howard Hughes Corp.(b)
5.38%, 08/01/28	762	811,564
4.13%, 02/01/29	176	178,350
4.38%, 02/01/31	46	46,460
Kaisa Group Holdings Ltd.(f)(i)
11.50%, 01/30/23	200	51,725
10.88%, 07/23/23	200	51,663
9.75%, 09/28/23	200	51,788
11.95%, 11/12/23	249	64,865
9.38%, 06/30/24	850	221,425
Kennedy-Wilson, Inc., 4.75%, 02/01/30	282	285,865
KWG Group Holdings Ltd., 5.88%, 11/10/24(f)	400	290,000
Logan Group Co. Ltd.(f)
5.25%, 02/23/23	300	290,250
6.50%, 07/16/23	300	288,750
6.90%, 06/09/24	300	292,500
4.25%, 09/17/24	300	276,150
5.75%, 01/14/25	230	219,949
4.50%, 01/13/28	269	240,671
Modern Land China Co. Ltd., 11.50%, 11/13/22(f)(i)(j)	1,130	203,047
New Metro Global Ltd.(f) 4.80%, 12/15/24	200	179,500
4.50%, 05/02/26	1,070	909,032
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(b)(d)	4,485	4,660,405
Pakuwon Jati Tbk PT, 4.88%, 04/29/28(f)	500	509,000
Powerlong Real Estate Holdings Ltd.(f) 6.95%, 07/23/23	300	267,750

Security	Par (000)	Value

Real Estate Management & Development (continued)
Powerlong Real Estate Holdings Ltd.(f) (continued)
6.25%, 08/10/24	$500	$426,250
5.95%, 04/30/25	840	696,937
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29(b)	362	371,050
Redsun Properties Group Ltd.(f) 10.50%, 10/03/22	200	112,000
9.70%, 04/16/23	229	103,882
RKPF Overseas 2019 A Ltd., 7.88%, 02/01/23(f)	500	496,250
RKPF Overseas Ltd.(f)
Series 2019-A, 6.70%, 09/30/24	700	675,500
Series 2019-A, 5.90%, 03/05/25	200	191,937
Series 2020-A, 5.20%, 01/12/26	306	284,213
Ronshine China Holdings Ltd.(f) 7.35%, 12/15/23	307	115,125
6.75%, 08/05/24	940	338,400
7.10%, 01/25/25	200	75,000
Seazen Group Ltd., 6.00%, 08/12/24(f)	400	339,000
Shimao Group Holdings Ltd., 3.45%, 01/11/31(f)	200	113,750
Shui On Development Holding Ltd.(f) 5.75%, 11/12/23	550	538,828
6.15%, 08/24/24	700	686,000
5.50%, 03/03/25	230	220,728
Sunac China Holdings Ltd.(f) 7.95%, 10/11/23	200	128,000
7.50%, 02/01/24	200	126,000
6.65%, 08/03/24	200	128,000
6.50%, 01/10/25	200	125,937
7.00%, 07/09/25	1,078	678,803
Theta Capital Pte Ltd., 8.13%, 01/22/25(f)	200	210,437
Times China Holdings Ltd.(f) 6.75%, 07/08/25	1,176	799,312
5.75%, 01/14/27	326	219,948
Wanda Group Overseas Ltd., 7.50%, 07/24/22(f)	200	187,000
Wanda Properties International Co. Ltd., 7.25%, 01/29/24(f)	860	811,668
Yango Justice International Ltd.(f) 8.25%, 11/25/23	200	51,938
7.50%, 04/15/24	200	53,290
Yanlord Land HK Co. Ltd.(f) 6.75%, 04/23/23	600	605,812
6.80%, 02/27/24	600	604,500
5.13%, 05/20/26	200	193,500
Yuzhou Group Holdings Co. Ltd.(f) 8.50%, 02/26/24	200	58,500
8.38%, 10/30/24	200	65,000
7.70%, 02/20/25	200	57,000
8.30%, 05/27/25	200	57,000
7.38%, 01/13/26	1,300	357,500
Zhenro Properties Group Ltd.(f) 8.35%, 03/10/24	200	137,000
7.88%, 04/14/24	230	150,650
7.35%, 02/05/25	1,100	700,425

		27,742,652

Road & Rail — 1.9%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.35%), 6.61%, 12/15/55(a)	6,125	6,791,094
CSX Corp., 3.80%, 04/15/50	770	876,303

102	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Road & Rail (continued)
Norfolk Southern Corp., 6.00%, 03/15/2105(d)	$12,700	$18,173,391
Seaspan Corp., 5.50%, 08/01/29(b)	683	686,415

		26,527,203

Semiconductors & Semiconductor Equipment — 2.6%
Analog Devices, Inc., 2.95%, 04/01/25	2,010	2,110,725
Broadcom, Inc.(d) 4.70%, 04/15/25	5,865	6,412,397
5.00%, 04/15/30	10,970	12,771,539
NVIDIA Corp. 3.50%, 04/01/50(d)	2,785	3,174,823
3.70%, 04/01/60	1,760	2,103,322
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30(b)	1,755	1,868,856
ON Semiconductor Corp., 3.88%, 09/01/28(b)	728	746,200
QUALCOMM, Inc., 4.30%, 05/20/47(d)	3,500	4,382,650
Sensata Technologies BV(b) 5.63%, 11/01/24	695	764,014
5.00%, 10/01/25	572	620,620
4.00%, 04/15/29	433	442,201
Sensata Technologies, Inc., 4.38%, 02/15/30(b)	1,774	1,862,700

		37,260,047

Software — 1.5%
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)	859	857,875
Boxer Parent Co., Inc.(b) 7.13%, 10/02/25	764	801,245
9.13%, 03/01/26	336	350,280
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	470	464,125
Elastic NV, 4.13%, 07/15/29(b)	718	710,375
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28(b)	205	201,413
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)	701	717,452
MSCI, Inc.(b) 3.63%, 09/01/30	131	133,948
3.88%, 02/15/31	862	897,557
3.63%, 11/01/31	264	273,900
3.25%, 08/15/33	397	401,466
Open Text Corp.(b) 3.88%, 02/15/28	474	483,124
3.88%, 12/01/29	315	318,937
Open Text Holdings, Inc., 4.13%, 02/15/30(b)	901	928,030
Oracle Corp., 3.95%, 03/25/51	4,425	4,593,625
Playtika Holding Corp., 4.25%, 03/15/29(b)	812	795,760
PTC, Inc.(b) 3.63%, 02/15/25	166	168,283
4.00%, 02/15/28	867	882,172
Rocket Software, Inc., 6.50%, 02/15/29(b)	323	315,119
SS&C Technologies, Inc., 5.50%, 09/30/27(b)(d)	4,171	4,358,695
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)	3,081	3,188,835

		21,842,216

Specialty Retail(b) — 0.4%
PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/28	731	750,189
7.75%, 02/15/29	3,203	3,479,259

Security	Par (000)	Value

Specialty Retail (continued)
Staples, Inc. 7.50%, 04/15/26	$1,666	$1,711,815
10.75%, 04/15/27	276	260,130

		6,201,393

Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp. 5.85%, 07/15/25	2,395	2,714,603
8.35%, 07/15/46	2,355	3,915,206
II-VI, Inc., 5.00%, 12/15/29(b)	690	704,642

		7,334,451

Textiles, Apparel & Luxury Goods(b) — 0.1%
Levi Strauss & Co., 3.50%, 03/01/31	236	240,633
William Carter Co., 5.63%, 03/15/27	365	377,319
Wolverine World Wide, Inc., 4.00%, 08/15/29	209	203,204

		821,156

Thrifts & Mortgage Finance — 0.2%
Home Point Capital, Inc., 5.00%, 02/01/26(b)	449	416,447
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25(b)	268	270,680
MGIC Investment Corp., 5.25%, 08/15/28	337	353,850
Nationstar Mortgage Holdings, Inc.(b) 6.00%, 01/15/27	524	545,851
5.13%, 12/15/30	163	160,963
5.75%, 11/15/31	197	196,015
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(b)	386	383,105

		2,326,911

Tobacco — 2.0%
Altria Group, Inc., 10.20%, 02/06/39(d)	13,392	22,389,363
BAT Capital Corp., 4.54%, 08/15/47	3,000	3,137,467
Reynolds American, Inc., 5.85%, 08/15/45	2,335	2,837,122

		28,363,952

Transportation Infrastructure — 0.6%
FedEx Corp., 5.25%, 05/15/50	6,000	8,026,785
Signature Aviation US Holdings, Inc., 4.00%, 03/01/28(b)	541	537,429

		8,564,214

Utilities — 0.3%
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(b)	286	298,870
India Green Power Holdings, 4.00%, 02/22/27(f)	700	700,875
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29(f)	605	587,342
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)	1,087	1,127,762
ReNew Wind Energy AP2 / ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28(f)	550	553,465
Vistra Operations Co. LLC(b) 5.63%, 02/15/27	812	836,360
4.38%, 05/01/29	471	471,768

		4,576,442

Wireless Telecommunication Services — 3.2%
Altice France SA(b) 8.13%, 02/01/27	1,112	1,188,450
5.50%, 01/15/28	1,180	1,171,044

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Altice France SA(b) (continued) 5.13%, 01/15/29	$338	$329,550
5.13%, 07/15/29	2,015	1,965,532
5.50%, 10/15/29	1,369	1,348,465
American Tower Corp., 3.60%, 01/15/28	4,000	4,309,189
Crown Castle International Corp. 3.65%, 09/01/27(d)	8,000	8,594,132
4.15%, 07/01/50	820	922,106
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24(b)	635	652,978
SBA Communications Corp., 3.88%, 02/15/27	2,781	2,864,430
Sprint Corp. 7.88%, 09/15/23	421	463,626
7.13%, 06/15/24	796	893,633
7.63%, 03/01/26	1,196	1,435,918
T-Mobile USA, Inc. 4.75%, 02/01/28	913	960,933
2.63%, 02/15/29	438	431,430
3.88%, 04/15/30	2,925	3,199,229
2.88%, 02/15/31	443	437,507
3.50%, 04/15/31	821	854,152
3.50%, 04/15/31(b)	751	781,325
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(b)	1,030	1,026,462
VICI Properties LP/VICI Note Co., Inc.(b) 3.50%, 02/15/25	946	960,190
4.25%, 12/01/26	2,963	3,085,876
3.75%, 02/15/27	1,004	1,036,976
4.63%, 12/01/29	1,298	1,381,364
4.13%, 08/15/30	3,067	3,243,352
Vmed O2 UK Financing I PLC, 4.75%, 07/15/31(b)	1,434	1,451,925

		44,989,774

Total Corporate Bonds — 113.4% (Cost: $1,442,777,235)		1,601,652,276

Floating Rate Loan Interests(a)

Oil, Gas & Consumable Fuels — 0.0%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25	784	845,411

Total Floating Rate Loan Interests — 0.0% (Cost: $784,000)		845,411

Foreign Agency Obligations

Brazil — 0.4%
Brazilian Government International Bond, 5.00%, 01/27/45	6,525	6,122,489

Colombia — 0.3%
Colombia Government International Bond, 5.63%, 02/26/44	4,000	3,872,000

Indonesia — 0.3%
Indonesia Government International Bond, 5.88%, 01/15/24(b)	4,400	4,813,325

Security	Par (000)	Value

Mexico — 0.5%
Mexico Government International Bond, 4.75%, 03/08/44(d)	$5,800	$6,312,213

Pakistan — 0.1%
Pakistan Government International Bond(f) 6.00%, 04/08/26	450	449,437
7.38%, 04/08/31	200	198,500
Pakistan Water & Power Development Authority, 7.50%, 06/04/31(f)	500	483,594

		1,131,531

Uruguay — 0.3%
Uruguay Government International Bond, 5.10%, 06/18/50	3,500	4,634,875

Total Foreign Agency Obligations — 1.9% (Cost: $24,793,238)		26,886,433

Municipal Bonds

New York — 0.9%
Metropolitan Transportation Authority, RB, BAB, 6.55%, 11/15/31	10,000	12,599,030

Total Municipal Bonds — 0.9% (Cost: $9,833,900)		12,599,030

Preferred Securities

Capital Trusts — 14.1%

Automobiles — 0.2%
General Motors Financial Co., Inc., Series C, 5.70%(a)(g)	2,565	2,924,100

Banks(a)(g) — 4.4%
CIT Group, Inc., Series A, 5.80%	3,000	3,041,250
HSBC Capital Funding Dollar 1 LP, 10.18%(b)(d)	11,835	19,350,225
Huntington Bancshares, Inc., Series F, 5.63%	6,450	7,361,062
Industrial & Commercial Bank of China Ltd., 3.20%(f)	300	306,000
ING Groep NV, 3.88%	3,326	3,163,857
Kasikornbank PCL, 5.28%(f)	268	279,692
Macquarie Bank Ltd., 6.13%(b)	1,885	2,011,446
Nanyang Commercial Bank Ltd., 5.00%(f)	700	709,187
Nordea Bank Abp, 6.13%(b)	5,540	5,962,425
Rizal Commercial Banking Corp., 6.50%(f)	700	712,600
SVB Financial Group
Series C, 4.00%	2,388	2,399,940
Series E, 4.70%	2,168	2,230,222
TMBThanachart Bank PCL, 4.90%(f)	700	705,163
US Bancorp, Series J, 5.30%(d)	10,415	11,252,054
Wells Fargo & Co.
Series S, 5.90%	281	296,494
Series U, 5.88%	2,655	2,900,587

		62,682,204

Capital Markets — 0.1%
State Street Corp., Series F, 3.80%(a)(g)	618	619,472

Diversified Financial Services — 6.7%
Bank of America Corp.(a)(g)
Series AA, 6.10%	8,630	9,352,762
Series U, 5.20%(d)	5,785	5,973,012

104	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Barclays PLC(a)(g) 4.38%	$1,630	$1,596,585
8.00%	4,500	4,973,760
BNP Paribas SA(a)(b)(g) 7.20%(d)	5,000	4,993,750
6.75%(d)	5,000	5,050,000
7.38%	4,535	5,152,894
Citigroup, Inc., 5.90%(a)(g)	2,210	2,276,300
Credit Agricole SA, 8.13%(a)(b)(g)	5,000	5,921,250
Credit Suisse Group AG, 7.50%(a)(b)(g)	1,865	1,972,238
HSBC Holdings PLC, 6.50%(a)(g)	2,615	2,880,370
JPMorgan Chase & Co. 8.75%, 09/01/30	2,000	3,018,434
Series Q, 5.15%(a)(g)	4,000	4,097,880
Series R, 6.00%(a)(d)(g)	7,408	7,722,840
Series S, 6.75%(a)(d)(g)	9,775	10,594,878
Lloyds Banking Group PLC, 7.50%(a)(g)	8,285	9,363,823
Natwest Group PLC, 8.00%(a)(g)	970	1,126,413
UBS Group AG, 7.00%(a)(b)(d)(g)	7,500	8,086,875

		94,154,064

Electric Utilities — 0.6%
PPL Capital Funding, Inc., Series A, 2.88%, 03/30/67(a)	8,300	7,791,625

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp., 7.00%(a)(b)(g)	481	487,200

Insurance — 1.5%
ACE Capital Trust II, 9.70%, 04/01/30(d)	7,000	10,274,448
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 04/01/27	5,000	5,094,980
MetLife, Inc., 6.40%, 12/15/66	5,000	6,151,078

		21,520,506

Oil, Gas & Consumable Fuels — 0.2%
Enterprise Products Operating LLC, 2.95%, 06/01/67(a)	2,500	2,253,125

Real Estate Management & Development — 0.0%
NWD Finance BVI Ltd., 4.13%(a)(f)(g)	409	401,843

Wireless Telecommunication Services — 0.4%
Vodafone Group PLC, 7.00%, 04/04/79(a)	4,745	5,738,971

Total Capital Trusts — 14.1%		198,573,110

	Shares

Preferred Stocks — 3.1%

Banks(a)(g) — 2.0%
Citigroup, Inc., Series K, 6.88%	488,320	13,497,165
Wells Fargo & Co., Series Q, 5.85%	550,500	14,747,895

		28,245,060

Security	Shares	Value

Capital Markets(a)(g) — 0.7%
Goldman Sachs Group, Inc., Series J, 5.50%	162,450	$4,296,803
State Street Corp., Series D, 5.90%	220,495	6,021,718

		10,318,521

Interactive Media & Services — 0.4%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $3,526,645)(c)(k)	32,185	5,263,862

Total Preferred Stocks — 3.1%		43,827,443

Total Preferred Securities — 17.2% (Cost: $221,967,472)		242,400,553

Total Long-Term Investments — 138.8% (Cost: $1,776,575,903)		1,960,738,612

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(l)(m)	22,030,719	22,030,719

Total Short-Term Securities — 1.6% (Cost: $22,030,719)		22,030,719

Options Purchased — 0.0% (Cost: $873,382)		242,561

Total Investments — 140.4% (Cost: $1,799,480,004)		1,983,011,892

Liabilities in Excess of Other Assets — (40.4)%		(570,865,327)

Net Assets — 100.0%		$1,412,146,565

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Perpetual security with no stated maturity date.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $5,263,862, representing 0.4% of its net assets as of period end, and an original cost of $3,526,645.

(l)	Affiliate of the Trust.
(m)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$24,122,699	$—	$(2,091,980	)(a)	$—	$—	$22,030,719	22,030,719	$1,719	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

	Interest		Trade	Maturity			Face Value Including	Type of Non-Cash Underlying	Remaining Contractual Maturity
Counterparty	Rate		Date	Date	(a)	Face Value	Accrued Interest	Collateral	of the Agreements(a	)

BNP Paribas S.A.	0.28	%(b)	04/13/21	Open		$3,841,375	$3,849,233	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	06/02/21	Open		513,600	514,565	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.30	(b)	06/02/21	Open		4,241,013	4,248,982	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.43	(b)	06/02/21	Open		1,082,500	1,085,241	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/02/21	Open		5,693,750	5,708,838	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/02/21	Open		3,078,125	3,086,282	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		3,740,625	3,753,021	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		2,073,945	2,081,884	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	06/03/21	Open		9,887,500	9,913,578	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		651,758	654,241	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		15,300,495	15,358,786	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/08/21	Open		5,772,962	5,782,873	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/08/21	Open		5,652,460	5,662,164	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/08/21	Open		4,839,244	4,847,551	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		2,075,000	2,078,325	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		2,205,000	2,208,533	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		6,579,125	6,589,666	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		7,044,375	7,055,662	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		4,261,469	4,268,297	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		7,164,912	7,176,392	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		7,660,087	7,672,361	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		21,711,780	21,746,567	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		2,892,500	2,897,134	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		7,543,594	7,555,680	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/08/21	Open		3,437,528	3,443,035	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		4,698,750	4,709,505	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		10,273,525	10,297,040	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		3,847,575	3,856,382	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/09/21	Open		9,371,781	9,387,791	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/09/21	Open		6,824,620	6,836,279	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		17,086,781	17,135,431	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		479,400	480,765	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		7,642,500	7,654,686	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		3,942,256	3,948,542	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		790,149	791,409	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		6,460,000	6,470,300	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		5,700,000	5,709,088	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		7,537,500	7,549,518	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		15,750,000	15,775,112	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		8,613,469	8,627,202	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		5,556,937	5,565,798	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		10,390,000	10,406,566	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		8,819,475	8,833,537	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		15,660,000	15,684,969	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		14,737,500	14,760,998	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		9,320,375	9,335,236	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		9,784,462	9,800,063	Corporate Bonds	Open/Demand

106	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

	Interest		Trade	Maturity			Face Value Including	Type of Non-Cash Underlying	Remaining Contractual Maturity
Counterparty	Rate		Date	Date	(a)	Face Value	Accrued Interest	Collateral	of the Agreements(a	)

RBC Capital Markets LLC	0.28	%(b)	06/09/21	Open		$8,370,000	$8,383,345	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/10/21	Open		2,696,760	2,702,903	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		5,347,781	5,356,739	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		3,905,000	3,911,541	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		4,987,500	4,995,854	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		6,082,182	6,092,370	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		10,063,494	10,080,350	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/11/21	Open		5,075,000	5,083,501	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		1,692,143	1,696,867	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		6,796,875	6,814,339	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		4,212,500	4,223,324	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		5,906,250	5,921,426	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		4,468,750	4,480,232	Capital Trusts	Open/Demand
RBC Capital Markets LLC	0.25	(b)	06/30/21	Open		4,389,694	4,395,303	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(0.50	)(b)	07/21/21	Open		562,618	561,344	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	07/27/21	Open		8,878,712	8,890,329	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/27/21	Open		1,411,590	1,414,360	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/27/21	Open		3,560,386	3,567,373	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/27/21	Open		2,956,476	2,962,278	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.45	(b)	07/27/21	Open		3,890,000	3,897,634	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.60	(b)	07/27/21	Open		990,971	993,564	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.60	(b)	07/27/21	Open		2,101,695	2,107,194	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.28	(b)	07/27/21	Open		3,549,431	3,553,766	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.30	(b)	07/27/21	Open		3,632,344	3,637,096	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.30	(b)	07/27/21	Open		3,398,631	3,403,078	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/27/21	Open		4,720,894	4,726,041	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/27/21	Open		4,574,250	4,579,237	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/27/21	Open		20,482,219	20,504,550	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/27/21	Open		2,654,370	2,659,000	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/27/21	Open		3,587,060	3,593,317	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/27/21	Open		8,905,200	8,920,735	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/27/21	Open		10,865,860	10,884,815	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/27/21	Open		2,918,776	2,923,868	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/27/21	Open		9,059,400	9,075,204	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/27/21	Open		3,191,805	3,197,373	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/27/21	Open		2,835,983	2,840,930	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/29/21	Open		4,953,406	4,959,804	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/29/21	Open		963,750	964,995	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/29/21	Open		5,733,750	5,741,156	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/29/21	Open		4,509,338	4,515,162	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/29/21	Open		5,618,750	5,626,008	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		1,196,085	1,198,660	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/30/21	Open		6,268,219	6,282,775	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	09/09/21	Open		13,967,460	13,993,998	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		610,138	610,300	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		420,360	420,472	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		1,543,658	1,544,069	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		1,503,731	1,504,132	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		1,060,660	1,060,943	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		5,470,000	5,471,459	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(3.00	)(b)	11/17/21	Open		242,226	241,338	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	11/18/21	Open		166,886	166,916	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	(0.60	)(b)	12/20/21	Open		255,190	255,143	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	12/21/21	Open		14,668,500	14,669,722	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	0.25	(b)	12/21/21	Open		11,902,450	11,903,277	Corporate Bonds	Open/Demand

						$586,008,934	$587,016,617

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Ultra U.S. Treasury Bond	97	03/22/22	$19,021	$(81,797)

Short Contracts
10-Year U.S. Treasury Note	418	03/22/22	54,477	(520,874)
10-Year U.S. Ultra Long Treasury Note	65	03/22/22	9,497	(134,218)
U.S. Long Bond	107	03/22/22	17,113	(84,608)
5-Year U.S. Treasury Note	59	03/31/22	7,132	16,749

				(722,951)

				$(804,748)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Energy Select Sector SPDR Fund	3,008	01/21/22	USD	62.00	USD	16,694	$21,056
Energy Select Sector SPDR Fund	1,312	03/18/22	USD	65.00	USD	7,282	45,920
KraneShares CSI China Internet ETF	1,547	05/20/22	USD	47.42	USD	5,645	175,585

							$242,561

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$16,749	$—	$16,749
Options purchased
Investments at value — unaffiliated(b)	—	—	242,561	—	—	—	242,561

	$—	$—	$242,561	$—	$16,749	$—	$259,310

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$821,497	$—	$821,497

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,563,213	$—	$2,563,213
Options purchased(a)	—	—	2,499,420	(602,333)	(3,335,397)	—	(1,438,310)
Options written	—	—	2,145,417	169,238	571,397	—	2,886,052
Swaps	—	(79,350)	—	—	—	—	(79,350)

	$—	$(79,350)	$4,644,837	$(433,095)	$(200,787)	$—	$3,931,605

108	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(780,696)	$—	$(780,696)
Options purchased(b)	—	—	694,847	—	1,053,118	—	1,747,965
Options written	—	—	87,558	—	—	—	87,558
Swaps	—	75,621	—	—	—	—	75,621

	$—	$75,621	$782,405	$—	$272,422	$—	$1,130,448

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,604,664
Average notional value of contracts — short	$180,996,904
Options:
Average value of option contracts purchased	$1,144,522
Average value of option contracts written	$199,456
Average notional value of swaption contracts purchased	$20,000,000
Credit default swaps:
Average notional value — buy protection	$3,143,750

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$74,024,660	$2,330,249	$76,354,909
Corporate Bonds	—	1,600,328,725	1,323,551	1,601,652,276
Floating Rate Loan Interests	—	845,411	—	845,411
Foreign Agency Obligations	—	26,886,433	—	26,886,433
Municipal Bonds	—	12,599,030	—	12,599,030
Preferred Securities
Capital Trusts	—	198,573,110	—	198,573,110
Preferred Stocks	38,563,581	—	5,263,862	43,827,443
Short-Term Securities
Money Market Funds	22,030,719	—	—	22,030,719
Options Purchased
Equity Contracts	242,561	—	—	242,561

	$60,836,861	$1,913,257,369	$8,917,662	$1,983,011,892

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$16,749	$—	$—	$16,749
Liabilities
Interest Rate Contracts	(821,497)	—	—	(821,497)

	$(804,748)	$—	$—	$(804,748)

(a)

Derivative financial instruments are futures contracts and options written. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) December 31, 2021	BlackRock Credit Allocation Income Trust (BTZ)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $587,016,617 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

110	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks

Auto Components — 0.0%
Lear Corp.		89	$16,283

Construction & Engineering — 0.0%
McDermott International Ltd.(a)		76,644	31,424

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(b)		6,155	—

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		54,096	178,544

Metals & Mining — 0.0%
Ameriforge Group, Inc.		832	416
Preferred Proppants LLC(b)		7,476	486

			902

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.		1,252	53,473

Software — 0.0%
Avaya Holdings Corp.(a)		40	792

Specialty Retail — 0.1%
NMG Parent LLC		2,218	324,715

Total Common Stocks — 0.2% (Cost: $2,691,605)			606,133

	Par (000)

Corporate Bonds

Airlines — 0.3%
Allegiant Travel Co., 8.50%, 02/05/24(a)(c)	USD	740	788,100

Auto Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25(a)(c)		275	288,062

Beverages — 0.1%
Triton Water Holdings, Inc., 6.25%, 04/01/29(a)(c)		252	241,693

Building Materials — 0.0%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)(c)		73	76,460

Chemicals — 0.0%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(a)(c)		32	34,125

Construction Materials — 0.3%
Wolverine Escrow LLC, 9.00%, 11/15/26(a)(c)		950	902,500

Diversified Telecommunication Services — 0.1%
Zayo Group Holdings, Inc., 6.13%, 03/01/28(a)(c)		155	152,675

Electric Utilities — 0.0%
Pike Corp., 5.50%, 09/01/28(a)(c)		89	89,203
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 1.00%, 11/10/21(b)		1,050	—

			89,203

Equity Real Estate Investment Trusts (REITs) — 0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(a)(c)		85	90,618

Security	Par (000)		Value

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/22(a)(b)(d)(e)	USD	400	$—

Internet Software & Services — 0.0%
Uber Technologies, Inc., 6.25%, 01/15/28(a)(c)		137	147,070

Machinery — 0.2%
Madison IAQ LLC, 5.88%, 06/30/29(a)(c)		499	499,000

Media(a)(c) — 0.3%
Liberty Broadband Corp., 2.75%, 09/30/50(f)		315	319,090
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(g)		129	101,268
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26		353	356,530

			776,888

Total Corporate Bonds — 1.4% (Cost: $4,102,320)			4,086,394

Floating Rate Loan Interests(e)

Aerospace & Defense — 5.7%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 05/25/28		3,912	3,916,122
Term Loan C, (3 mo. LIBOR + 4.25%), 5.00%, 05/25/28		796	796,500
Bleriot US Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.22%, 10/31/26		443	442,311
Cobham Ultra SeniorCo Sarl, USD Term Loan B, 11/16/28(h)		230	229,066
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.72%, 04/06/26.		1,246	1,210,297
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.72%, 04/06/26		2,317	2,251,152
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.63%, 04/09/26		459	389,020
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%), 8.50%, 02/01/29.		1,396	1,411,705
Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/01/28		4,222	4,220,354
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 01/15/25		611	610,994
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25		1,565	1,541,688

			17,019,209

Air Freight & Logistics — 0.5%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 04/06/28		360	359,353
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		1,088	1,053,216

			1,412,569

Airlines — 2.7%
AAdvantage Loyalty IP Ltd./American Airlines, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		786	813,085
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/11/28		1,261	1,255,917

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Airlines (continued)
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 01/29/27	USD	639	$600,461
2017 Incremental Term Loan, (3 mo. LIBOR + 2.00%), 2.11%, 12/15/23		1,201	1,173,218
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/21/27		1,867	1,966,400
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		2,295	2,297,781

			8,106,862

Auto Components — 2.8%
Adient US LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 04/08/28		505	504,934
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		2,248	2,232,883
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 01/31/28		1,544	1,534,323
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.22%, 05/16/24		2,337	2,317,000
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 3.47%, 12/02/26		133	132,259
Wand NewCo 3, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.18%, 02/05/26		1,597	1,571,658

			8,293,057

Banks — 0.9%
Directv Financing LLC, (3 mo. LIBOR + 5.00%), 5.75%, 08/02/27		1,720	1,720,986
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%), 5.50%, 10/29/28		1,000	997,500

			2,718,486

Building Materials — 0.1%
CHI Overhead Doors, Inc, Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/31/25		112	111,554
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 04/12/28		261	260,279

			371,833

Building Products — 2.2%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 11/23/27		1,832	1,821,791
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%), 3.25%, 05/05/24		1,067	1,065,803
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 07/28/28		510	509,608
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		327	327,824
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/22/28		1,010	1,010,098
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/19/26		1,965	1,963,821

			6,698,945

Capital Markets — 3.2%
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.00%, 08/02/29		1,663	1,662,737
Deerfield Dakota Holding LLC 2020 USD Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		3,573	3,575,033

Security	Par (000)		Value

Capital Markets (continued)
Deerfield Dakota Holding LLC (continued)
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 7.50%, 04/07/28	USD	1,114	$1,133,495
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/12/27		1,012	1,010,405
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 06/27/25		511	509,306
Focus Financial Partners LLC
2021 Delayed Draw Term Loan, (PRIME + 1.50%), 4.75%, 06/24/28		172	170,943
2021 Term Loan, (1 mo. LIBOR + 2.50%), 3.00%, 07/01/28		744	738,899
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/12/24		721	719,255

			9,520,073

Chemicals — 5.4%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%), 5.50%, 08/27/26		1,574	1,581,528
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 03/18/28		2,144	2,138,864
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 1.97%, 06/01/24		1,139	1,137,755
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		713	707,290
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.10%, 01/31/26		1,237	1,230,936
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27		867	860,775
Lonza Group AG, USD Term Loan B, (6 mo. LIBOR + 4.00%), 4.75%, 07/03/28		640	638,915
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.72%, 03/02/26		1,515	1,501,450
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 02/14/24(b)		262	262,260
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24		1,060	1,057,996
NIC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/29/27		453	446,769
Oxea Corp., 2017 USD Term Loan B2, (3 mo. LIBOR + 3.25%), 3.44%, 10/14/24		1,072	1,061,555
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 06/09/28		1,078	1,075,656
Pregis TopCo Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.50%, 07/31/26(b)		437	433,868
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 03/16/27		657	650,047
Sparta U.S. HoldCo LLC, 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 08/02/28		879	879,272
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/01/25		99	98,721
W.R. Grace & Co.-Conn., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 09/22/28		334	334,250

			16,097,907

Commercial Services & Supplies — 4.9%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 05/12/28		1,629	1,622,234
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.85%, 03/11/25		95	93,937

112	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Asurion LLC
2018 Term Loan B6, (1 mo. LIBOR + 3.12%), 3.23%, 11/03/23	USD	456	$454,402
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.10%, 11/03/24		698	694,081
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		488	483,881
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 5.35%, 01/31/28(b)		689	690,424
2021 2nd Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 5.35%, 01/20/29		984	979,287
Clean Harbors Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 10/08/28		434	433,188
Covanta Holding Corp.(h)
2021 Term Loan B, 11/30/28		705	705,210
2021 Term Loan C, 11/30/28		53	52,825
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/27/26		1,207	1,202,799
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		1,580	1,577,884
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		329	327,943
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26(b)		624	612,011
Packers Holdings LLC, 2021 Term Loan, (6 mo. LIBOR + 3.25%), 4.00%, 03/09/28		1,041	1,033,748
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 3.50%, 09/23/26		1,224	1,221,800
Vericast Corp., 2021 Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 06/16/26		214	193,959
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.10%, 08/27/25		1,938	1,935,676
Viad Corp, Initial Term Loan, (3 mo. LIBOR + 5.00%), 5.50%, 07/30/28		488	486,256

			14,801,545

Construction & Engineering — 2.4%
Brand Industrial Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		2,490	2,431,456
New Arclin U.S. Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 09/30/29(b)		572	563,420
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 01/21/28		644	641,403
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 06/02/28		2,426	2,418,181
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 05/12/28		1,091	1,088,348

			7,142,808

Construction Materials — 2.3%
Core & Main LP, 2021 Term Loan B, (1 mo. LIBOR + 2.50%), 2.60%, 07/27/28		4,238	4,208,102
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/29/25		1,479	1,464,347

Security	Par (000)		Value

Construction Materials (continued)
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23	USD	693	$691,989
Tamko Building Products, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 3.22%, 06/01/26		538	534,679

			6,899,117

Containers & Packaging — 2.4%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		1,485	1,464,179
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/01/27		2,578	2,581,280
Flex Acquisition Co., Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/02/28		1,254	1,250,115
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.10%, 07/31/26		383	380,951
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 08/18/27		733	731,043
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%), 4.00%, 09/15/28		36	56,982
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%), 4.50%, 09/15/28		625	623,949

			7,088,499

Distributors — 1.0%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/27		910	903,471
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 05/30/24		589	560,124
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24		1,910	1,641,911

			3,105,506

Diversified Consumer Services — 3.2%
Ascend Learning, LLC
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.75%), 6.25%, 12/10/29		377	377,630
2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 12/11/28		1,667	1,663,183
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.75%, 11/24/28		578	576,555
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 07/11/25		1,396	1,389,463
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 12/22/25		1,914	1,802,974
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (3 mo. LIBOR + 2.25%), 2.40%, 05/15/24		693	688,550
Ola Singapore PTE, Ltd., Term Loan, 12/03/26(b)(h)		542	544,710
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/28/27		316	315,299
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (3 mo. LIBOR + 7.50%), 8.50%, 08/10/23		289	291,282
2020 Super Priority Second Out Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		454	423,645

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Consumer Services (continued)
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.00%, 01/15/27	USD	1,106	$1,105,665
Voyage Australia Pty Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 07/20/28		460	459,415

			9,638,371

Diversified Financial Services — 11.4%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.60%, 07/31/26		861	863,573
Alchemy Copyrights LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 03/10/28(b)		523	523,388
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 3.25%, 02/04/28		1,078	1,073,393
APi Group DE, Inc., 2021 Incremental Term Loan B, 0.00%, 12/18/28		498	497,288
AQGEN Island Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 08/02/28		2,207	2,195,413
Belron Finance US LLC, 2021 USD Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 04/13/28		1,718	1,715,928
Castlelake Aviation Ltd., Term Loan B, 10/22/26(h)		1,448	1,443,609
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%), 3.00%, 09/01/28		1,984	1,973,465
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 12/01/28		412	413,673
2020 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 12/01/27		2,250	2,250,505
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.22%, 02/07/25		561	558,026
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 02/16/28		527	527,898
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		1,034	1,027,382
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 6.25%, 09/21/29		153	154,674
2021 Term Loan, (1 mo. LIBOR + 3.00%), 3.50%, 09/23/28		375	373,436
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 12/18/27		1,939	1,923,381
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 11/02/27		626	625,526
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		2,988	2,987,821
PECF USS Intermediate Holding III Corp., Term Loan B, 12/15/28(h)		876	875,854
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 09/25/26		1,503	1,496,898
RV Retailer LLC, Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 02/08/28		455	453,544
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 2.14%, 11/05/28		826	824,967
SMG US Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 2.63%, 01/23/25		949	920,510
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.47%, 07/30/25		1,425	1,372,613
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		4,445	4,441,321

Security	Par (000)		Value

Diversified Financial Services (continued)
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27	USD	913	$907,647
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.50%, 10/19/27		762	762,384
Ziggo Financing Partnership, USD Term Loan I, (3 mo. LIBOR + 2.50%), 2.61%, 04/30/28		1,003	991,295

			34,175,412

Diversified Telecommunication Services — 2.6%
Cablevision Lightpath LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/30/27		352	351,559
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 4.25%, 10/02/27		497	495,784
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 05/01/28		1,229	1,226,262
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		245	244,285
2021 DIP Term Loan, (3 mo. LIBOR + 4.75%), 5.75%, 10/13/22		97	96,529
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 11/04/26		1,198	1,197,080
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		1,183	1,166,578
Meridian Adhesives Group, Inc., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 07/24/28		1,257	1,250,715
TDC A/S, EUR Term Loan, (EURIBOR + 3.00%), 3.00%, 06/04/25	EUR	819	926,069
Virgin Media SFA Finance Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.34%, 01/15/27	GBP	600	800,671

			7,755,532

Electric Utilities — 1.3%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 12/15/27	USD	818	817,011
Triton Water Holdings, Inc, Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 03/31/28		3,044	3,007,756

			3,824,767

Electrical Equipment — 1.2%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 06/23/28		951	949,236
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%), 3.25%, 03/31/27		1,507	1,502,615
II-VI Incorporated, 2021 Bridge Term Loan B, 12/01/28(h)		1,070	1,067,325

			3,519,176

Entertainment — 0.4%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%), 7.00%, 11/12/25(b)		1,211	1,234,985

Environmental, Maintenance & Security Service — 0.7%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 09/07/27		1,223	1,216,754
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%), 4.75%, 11/02/27		754	754,333

			1,971,087

Equity Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 05/11/24		443	436,203

114	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food & Staples Retailing — 0.5%
H Food Holdings LLC, 2018 Incremental Term Loan B2, (1 mo. LIBOR + 4.00%), 4.10%, 05/23/25	USD	336	$333,598
US Foods, Inc.
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/13/26		397	392,383
2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 11/17/28		664	663,290

			1,389,271

Food Products — 2.0%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/01/25		667	655,875
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%), 5.50%, 10/01/25(b)		949	955,983
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.60%, 10/10/26		262	261,590
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/25/27		406	406,321
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 01/29/27		2,201	2,170,136
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 3.35%, 02/05/26		249	247,958
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 06/08/28		938	937,041
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 01/20/28		426	424,780

			6,059,684

Health Care Equipment & Supplies — 2.3%
Chamberlain Group, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 4.00%, 11/03/28		1,531	1,529,086
Electron BidCo Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 11/01/28		1,361	1,356,758
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 05/04/28		477	476,309
Medline Industries, Inc., USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 10/23/28		2,119	2,118,224
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/25		1,154	1,152,842
Toruk AS, 2021 USD Term Loan B, 11/02/28(h)		402	392,936

			7,026,155

Health Care Providers & Services — 3.1%
CCRR Parent, Inc, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 03/06/28		1,010	1,008,074
CHG Healthcare Services, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28		637	636,765
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27		900	899,561
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		1,192	955,187
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 02/18/27		1,045	1,038,155
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.25%, 11/15/29		358	358,301
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%), 1.55%, 11/15/28		45	45,655
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 11/15/28		266	264,826

Security	Par (000)		Value

Health Care Providers & Services (continued)
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.72%, 03/05/26	USD	650	$600,008
Orbcomm, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 09/01/28		543	542,134
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%), 4.25%, 02/14/25		33	32,625
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%), 3.25%, 12/11/26		1,564	1,556,665
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 12/22/28		1,517	1,514,298

			9,452,254

Health Care Services — 0.9%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.63%, 07/24/26		1,279	1,272,400
Medical Solutions LLC, 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 7.50%, 11/01/29		377	371,975
Unified Physician Management LLC, 2020 Term Loan, (1 mo. LIBOR + 4.25%), 5.00%, 12/16/27		1,151	1,150,332

			2,794,707

Health Care Technology — 2.9%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.40%, 02/11/26		225	225,072
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		852	851,468
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 10/10/25		1,355	1,348,507
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 06/02/28		3,176	3,172,579
Press Ganey Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 07/24/26		1,044	1,042,887
Quintiles IMS, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 1.85%, 03/07/24		292	291,354
Verscend Holding Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 04/02/29(b)		1,902	1,902,000

			8,833,867

Hotels, Restaurants & Leisure — 7.4%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 11/19/26		1,008	993,198
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26		264	257,563
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		612	613,789
Boyd Gaming Corp., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.35%, 09/15/23		694	692,921
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24		1,259	1,251,174
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 3.60%, 07/20/25		755	755,027
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 2.11%, 03/17/28		481	477,752
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%), 8.25%, 03/31/28		570	578,687
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		2,755	2,610,755
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 11/30/23		827	823,129

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23	USD	1,041	$1,033,573
Golden Nugget, Inc., 2020 Initial Term Loan, (1 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(b)		110	116,814
IRB Holding Corp.
2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		2,261	2,258,297
2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		979	977,006
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		357	346,972
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28		1,217	1,210,210
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.85%, 08/14/24		791	787,825
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 07/21/26		692	689,210
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 2.50%, 02/08/27		1,273	1,260,950
Travelport Finance (Luxembourg) Sarl(g) 2020 Super Priority Term Loan, (6.50% PIK), 2.50%, 02/28/25		872	895,127
2021 Consented Term Loan, (1.75% PIK), 5.22%, 05/29/26		1,378	1,143,857
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 3.25%), 3.75%, 10/02/28		835	834,649
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 08/03/28		1,409	1,402,589
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 05/30/25		339	335,464

			22,346,538

Household Durables — 1.6%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%), 4.75%, 05/17/28		2,147	2,115,002
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 02/04/27		935	929,344
Snap One Holdings Corp, Term Loan B, (1 mo. LIBOR + 4.50%), 5.00%, 12/08/28		668	663,440
Springs Windows Fashions LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/06/28		512	506,880
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.00%, 10/30/27		602	601,986

			4,816,652

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%), 2.50%, 03/03/28		332	330,410

Independent Power and Renewable Electricity Producers — 0.5%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/25		313	310,524
Calpine Corp. 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.10%, 08/12/26		471	464,545
Term Loan B9, (1 mo. LIBOR + 2.00%), 2.11%, 04/05/26		876	865,177

			1,640,246

Security	Par (000)		Value

Industrial Conglomerates — 2.7%
AVSC Holding Corp.(g)
2020 Term Loan B1, (0.25% PIK), 4.25%, 03/03/25	USD	1,814	$1,661,478
2020 Term Loan B3, (10.00% PIK), 10.00%, 10/15/26		752	873,103
Diamond (BC) B.V., 2021 Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 09/29/28		1,195	1,189,396
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		810	813,867
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 07/28/28		676	634,597
Vertical US Newco, Inc., Term Loan B, (6 mo. LIBOR + 3.50%), 4.00%, 07/30/27		1,176	1,176,022
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 03/02/27		1,824	1,810,521

			8,158,984

Insurance — 4.9%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		1,788	1,769,160
2021 Term Loan B4, (1 mo. LIBOR + 3.50%), 4.00%, 11/06/27		3,143	3,136,962
Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 05/09/25		632	624,874
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 02/19/28		2,095	2,077,312
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		630	624,571
2021 Term Loan B, (1 mo. LIBOR + 3.50%), 4.00%, 02/12/27		609	607,124
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 04/25/25		1,774	1,752,165
2021 Term Loan B, (3 mo. LIBOR + 3.25%), 4.00%, 04/25/25		1,665	1,663,570
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/15/27		116	113,699
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 09/01/27		709	707,501
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 12/31/25		489	485,287
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		628	627,316
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		512	511,976

			14,701,517

Interactive Media & Services — 2.8%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%), 3.50%, 06/26/28		1,538	1,537,561
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.75%, 12/06/27		1,467	1,455,267
Camelot Finance SA, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26		1,754	1,751,543

116	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Interactive Media & Services (continued)
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 08/10/27	USD	455	$451,465
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		3,150	3,161,721

			8,357,557

Internet & Direct Marketing Retail — 0.6%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.50%), 4.25%, 11/08/27		1,675	1,675,039
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 4.75%, 02/12/27		230	227,991

			1,903,030

Internet Software & Services — 0.4%
Uber Technologies, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/25/27		1,304	1,303,081

IT Services — 7.6%
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (6 mo. LIBOR + 7.75%), 8.50%, 11/24/28		885	886,478
2020 USD Term Loan, (6 mo. LIBOR + 4.00%), 4.75%, 11/24/27		475	475,414
Banff Merger Sub, Inc., 2021 USD Term Loan, (3 mo. LIBOR + 3.75%), 3.97%, 10/02/25		1,266	1,257,471
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/30/26		1,475	1,463,435
CCC Intelligent Solutions, Inc., Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/21/28		1,048	1,046,365
Celestial -Saturn Parent, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 7.00%, 06/04/29		783	788,387
CoreLogic, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 06/02/28		2,585	2,579,353
Fleetcor Technologies Operating Company LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.85%, 04/28/28		1,264	1,250,328
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 12/01/27		3,098	3,106,951
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(b)		954	955,691
Optiv Security, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/01/24		386	380,995
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		1,572	1,534,209
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28		2,590	2,657,988
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.85%, 11/16/26		1,157	1,145,164
2021 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.75%, 12/01/28		1,861	1,854,952
Virtusa Corp., 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 02/11/28		648	649,723

Security	Par (000)		Value

IT Services (continued)
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 03/31/28	USD	606	$602,627
ZoomInfo LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/02/26		135	135,169

			22,770,700

Leisure Products — 0.4%
Fender Musical Instruments Corp., 2021 Term Loan B, (SOFR + 4.00%), 4.50%, 12/01/28(b)		607	606,241
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24		616	601,955

			1,208,196

Life Sciences Tools & Services — 3.2%
Avantor Funding, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.50%, 11/21/24		296	295,594
Avantor, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%), 2.75%, 11/08/27		1,779	1,776,907
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		2,729	2,735,397
ICON Luxembourg Sarl
LUX Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		1,658	1,657,536
US Term Loan, (3 mo. LIBOR + 2.25%), 2.75%, 07/03/28		413	412,977
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27		761	763,359
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 11/15/28		2,118	2,117,436

			9,759,206

Machinery — 3.6%
Albion Financing 3 SARL, USD Term Loan, (3 mo. LIBOR + 5.25%), 5.75%, 08/17/26		1,144	1,144,068
ASP Blade Holdings, Inc, Initial Term Loan, (1 mo. LIBOR + 4.00%), 4.50%, 10/13/28		420	419,651
Clark Equipment Co., 2021 Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.47%, 05/18/24		839	836,742
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%), 3.25%, 05/14/28		259	259,186
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 10/21/28		731	729,493
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 03/01/27		1,392	1,375,761
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 3.75%, 06/21/28		2,550	2,546,283
Rexnord LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.75%, 10/04/28		78	77,976
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.35%, 03/28/25		3,405	3,344,382

			10,733,542

Media — 12.5%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 07/15/25		695	685,658

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Media (continued)
Altice Financing SA (continued)
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 2.87%, 01/31/26	USD	960		$948,766
Altice France SA, 2018 Term Loan B13, (2 mo. LIBOR + 4.00%), 4.12%, 08/14/26		2,152		2,139,320
AMC Entertainment Holdings, Inc., 04/22/26(h)		591		531,398
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 2.10%, 05/03/28		305		304,217
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.86%, 04/30/25		1,621		1,616,309
City Football Group Ltd., Term Loan, (6 mo. LIBOR + 3.50%), 4.00%, 07/21/28(b)		986		978,605
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.63%, 08/21/26		3,660		3,606,475
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		4,277		4,274,587
CSC Holdings LLC
2017 Term Loan B1, (3 mo. LIBOR + 2.25%), 2.36%, 07/17/25		1,319		1,297,546
2019 Term Loan B5, (3 mo. LIBOR + 2.50%), 2.61%, 04/15/27		1,300		1,282,388
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28		529		528,695
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		1,592		1,503,813
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 03/24/25		825		817,094
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.88%, 10/17/26		1,571		1,524,545
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		1,908		1,897,231
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/13/24		1,872		1,874,360
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/12/29		764		767,499
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (3 mo. LIBOR + 2.50%), 2.60%, 09/18/26		828		825,859
Terrier Media Buyer, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 12/17/26		—	(i)	145
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(b)		2,539		2,532,224
Trader Interactive LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 07/28/28(b)		367		365,165
UPC Financing Partnership, 2021 USD Term Loan AX, (3 mo. LIBOR + 3.00%), 3.11%, 01/31/29		356		354,590
Virgin Media Bristol LLC
2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.36%, 01/31/29		913		912,005
USD Term Loan N, (3 mo. LIBOR + 2.50%), 2.61%, 01/31/28		609		603,169
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 05/18/25		1,820		1,778,050

Security	Par (000)		Value

Media (continued)
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.23%, 01/20/28	USD	412	$409,817
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		3,371	3,323,441

			37,682,971

Metals & Mining — 0.4%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.68%, 07/31/25		1,087	1,087,215

Oil, Gas & Consumable Fuels — 0.4%
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 12/13/25		758	715,028
Freeport LNG Investments, LLLP, Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 12/21/28		100	99,077
Lealand Finance Company BV, 2020 Take Back Term Loan, (1 mo. LIBOR + 1.00%), 1.10%, 06/30/25		180	78,473
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/28/24(b)		25	14,204
Murphy USA, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 2.25%, 01/31/28		398	397,833

			1,304,615

Personal Products — 1.4%
Kronos Acquisition Holdings Inc., 2021 1st Lien Term Loan, 12/22/26(h)		254	251,620
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%), 2.50%, 07/03/28(b)		288	288,912
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%), 4.50%, 10/01/26		3,776	3,788,363

			4,328,895

Pharmaceuticals — 3.0%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.63%, 05/04/25		925	914,827
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%), 2.50%, 02/22/28		1,309	1,309,285
Elanco Animal Health, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 1.85%, 08/01/27		762	751,219
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 11/15/27		981	966,752
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%), 4.00%, 05/05/28		1,402	1,406,427
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 06/02/28		985	985,585
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/18/27		808	803,198
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/02/25		1,998	1,987,037

			9,124,330

Professional Services — 0.9%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		2,566	2,553,749

Real Estate Management & Development — 0.3%
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 08/21/25		897	890,453

118	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Road & Rail — 0.2%
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.72%, 08/04/25(b)	USD	739	$673,158

Semiconductors & Semiconductor Equipment — 0.8%
MKS Instruments, Inc., 2021 USD Term Loan, 10/21/28(h)		1,654	1,649,452
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/19/26		299	298,121
Synaptics Inc., Term Loan B, (3 mo. LIBOR + 2.25%), 2.75%, 12/02/28		390	389,047

			2,336,620

Software — 16.7%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%), 6.50%, 12/30/24		889	881,860
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 09/19/24		306	305,406
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 6.25%, 09/19/25		439	441,744
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 02/12/25		1,285	1,287,976
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.50%, 10/30/28		535	537,675
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 6.50%, 10/08/29(b)		916	913,710
2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/08/28		2,552	2,542,430
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 09/29/28		631	628,861
Cornerstone OnDemand, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%), 4.25%, 10/16/28		742	739,084
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.50%, 05/28/24		799	775,965
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/30/23		246	241,765
E2open LLC, 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.00%, 02/04/28		178	177,554
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		1,316	1,344,518
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.97%, 03/11/28		1,315	1,304,805
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.88%, 10/27/28		3,501	3,485,386
Instructure Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 3.25%, 10/30/28		453	450,735
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/02/28(b)		363	362,264
IPS Corporation, 2021 2nd Lien Term Loan B, (1 mo. LIBOR + 7.00%), 7.50%, 10/01/29		645	645,535
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 07/27/28		3,716	3,702,906
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 9.00%, 07/27/29		1,809	1,792,610
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/30/24		567	567,567

Security	Par (000)		Value

Software (continued)
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27	USD	970	$971,248
Planview Parent, Inc.
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 12/18/28(b)		572	572,000
Term Loan, (3 mo. LIBOR + 4.00%), 4.75%, 12/17/27		1,327	1,326,903
Proof Point, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 6.25%), 6.75%, 08/31/29		895	902,831
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 08/31/28		1,871	1,861,790
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 04/24/28		3,910	3,896,026
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 7.25%, 04/23/29		1,825	1,846,096
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 05/30/25		420	415,414
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 08/01/25		2,393	2,378,730
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 10/07/27		1,512	1,511,248
Tempo Acquisition LLC
2020 Extended Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 11/02/26		2,691	2,693,432
2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.50%, 08/31/28		301	301,998
Tibco Software Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.25%, 03/03/28		1,799	1,802,846
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%), 5.75%, 05/03/27		1,150	1,152,362
2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 05/04/26		2,993	2,975,695
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/04/26		2,423	2,413,403

			50,152,378

Specialty Retail — 4.1%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 11/13/25		271	268,825
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26		661	656,261
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.75%), 4.95%, 06/23/25	GBP	1,000	1,343,398
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.25%), 4.75%, 03/31/26(b)	USD	352	354,444
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 3.75%, 11/24/28		425	422,344
Mavis Tire Express Services Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 05/04/28		1,867	1,866,620
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.35%, 08/31/26		1,064	1,061,164
Medical Solutions LLC
2021 Delayed Draw Term Loan, 0.07%, 11/01/28		17	17,034
2021 First Lien Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 11/01/28		1,521	1,517,349
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 02/11/28		3,278	3,279,750

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Specialty Retail (continued)
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24	USD	762	$751,080
Woof Holdings, Inc. 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 12/21/27		338	338,443
2nd Lien Term Loan, (6 mo. LIBOR + 7.25%), 8.00%, 12/21/28		345	346,942

			12,223,654

Technology Hardware, Storage & Peripherals — 0.3%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.10%, 07/23/26(b)		946	923,015

Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 05/19/28		854	848,817
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 3.75%, 01/31/28		940	932,640
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 4.97%, 04/03/28		420	420,473

			2,201,930

Wireless Telecommunication Services — 1.1%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 04/30/28		681	680,126
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 05/26/28		439	439,664
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.86%, 04/11/25		2,075	2,050,344

			3,170,134

Total Floating Rate Loan Interests — 147.7% (Cost: $443,154,521)			444,070,663

	Shares

Investment Companies

Fixed Income Funds — 0.5%
Invesco Senior Loan ETF		70,800	1,564,680

Total Investment Companies — 0.5% (Cost: $1,563,823)			1,564,680

Security	Benefical Interest (000)		Value

Other Interests

IT Services(b)(j) — 0.0%
Millennium Corp.	USD	991	$—
Millennium Lender Claims		930	—

Total Other Interests — 0.0% (Cost: $ — )			—

	Shares

Warrants

Metals & Mining — 0.0%
Ameriforge Group, Inc.		2,642	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (a)		617	7,651

Total Warrants — 0.0% (Cost: $ — )			7,651

Total Investments — 149.8% (Cost: $451,512,269)			450,335,521

Liabilities in Excess of Other Assets — (49.8)%			(149,623,374)

Net Assets — 100.0%			$300,712,147

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Convertible security.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Rounds to less than 1,000.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

120	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$—	$—	(b)	$—	$—	$—	$—	—	$32	$—
iShares iBoxx $ High Yield Corporate Bond ETF(a)	5,499,900	—		(5,501,781)	480,138	(478,257)	—	—	82,413	—
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	2,071,950	—		(2,039,397)	118,500	(151,053)	—	—	23,328	—

					$598,638	$(629,310)	$—		$105,773	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	923,905	EUR	816,000	Natwest Markets PLC	03/16/22	$(6,475)
USD	2,084,614	GBP	1,572,000	JPMorgan Chase Bank N.A.	03/16/22	(42,521)

						$(48,996)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	B+	USD 3,500		$328,921	$260,182	$68,739

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$260,182	$—	$68,739	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$68,739	$—	$—	$—	$—	$68,739

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$48,996	$—	$—	$48,996

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$72,353	$—	$—	$72,353
Swaps	—	5,989	—	—	—	—	5,989

	$—	$5,989	$—	$72,353	$—	$—	$78,342

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$43,427	$—	$—	$43,427
Swaps	—	68,739	—	—	—	—	68,739

	$—	$68,739	$—	$43,427	$—	$—	$112,166

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,243,871
Credit default swaps:
Average notional value — sell protection	$875,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$—	$48,996
Swaps — centrally cleared	6,346	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,346	48,996

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,346)	—

Total derivative assets and liabilities subject to an MNA	$—	$48,996

122	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)
JPMorgan Chase Bank N.A.	$42,521	$—	$—	$—	$42,521
Natwest Markets PLC	6,475	—	—	—	6,475

	$48,996	$—	$—	$—	$48,996

(a)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Auto Components	$16,283	$—	$—	$16,283
Construction & Engineering	31,424	—	—	31,424
Household Durables	—	—	—	—
Media	178,544	—	—	178,544
Metals & Mining	—	416	486	902
Oil, Gas & Consumable Fuels	53,473	—	—	53,473
Software	792	—	—	792
Specialty Retail	—	324,715	—	324,715
Corporate Bonds	—	4,086,394	—	4,086,394
Floating Rate Loan Interests	—	426,691,167	17,379,496	444,070,663
Investment Companies	1,564,680	—	—	1,564,680
Other Interests	—	—	—	—
Warrants	7,651	—	—	7,651
Unfunded Floating Rate Loan Interests(a)	—	744	—	744
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(1,274)	(182)	(1,456)

	$1,852,847	$431,102,162	$17,379,800	$450,334,809

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$68,739	$—	$68,739
Liabilities
Foreign Currency Exchange Contracts	—	(48,996)	—	(48,996)

	$—	$19,743	$—	$19,743

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $143,000,000 are categorized as Level 2 within the fair value hierarchy.

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) December 31, 2021	BlackRock Floating Rate Income Trust (BGT)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2020	$32,417	$262,106	$19,654,013	$—	$19,948,536
Transfers into Level 3(a)	—	—	732,688	—	732,688
Transfers out of Level 3(b)	—	—	(7,513,853)	—	(7,513,853)
Accrued discounts/premiums	—	11,893	28,223	—	40,116
Net realized gain (loss)	—	58,885	49,778	—	108,663
Net change in unrealized appreciation (depreciation)(c)(d)	(24,653)	10,339	203,300	(182)	188,804
Purchases	—	6,941	9,140,415	—	9,147,356
Sales	(7,278)	(350,164)	(4,915,068)	—	(5,272,510)

Closing balance, as of December 31, 2021	$486	$—	$17,379,496	$(182)	$17,379,800

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021(d)	$(10,728)	$—	$189,449	$(182)	$178,539

(a)

As of December 31, 2020, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2021, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

124	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2021

	BHK	HYT(a)	BTZ	BGT

ASSETS
Investments, at value — unaffiliated(b)	$1,327,117,316	$2,097,344,659	$1,960,981,173	$450,335,521
Investments, at value — affiliated(c)	25,976,159	8,004,290	22,030,719	—
Cash	130,090	1,583,021	—	1,367,482
Cash pledged:
Collateral — reverse repurchase agreements	—	—	524,000	—
Collateral — exchange-traded options written	—	—	1,200,000	—
Collateral — OTC derivatives	2,850,000	—	—	—
Futures contracts	2,186,970	34,000	814,000	—
Centrally cleared swaps	6,505,940	—	—	286,000
Foreign currency, at value(d)	771,394	134,162	—	—
Receivables:
Investments sold	552,153	1,560,096	685,318	7,762,756
TBA sale commitments	54,792,928	—	—	—
Dividends — unaffiliated	24,339	108,458	—	—
Dividends — affiliated	116	4	63	2
Interest — unaffiliated	10,586,248	26,416,558	23,780,105	1,292,222
Principal paydowns	23,882	—	—	—
Variation margin on futures contracts	178,509	234	89,633	—
Variation margin on centrally cleared swaps	—	—	—	6,346
Swap premiums paid	4,409	39,270	—	—
Unrealized appreciation on:
OTC swaps	187,799	526,834	—	—
Unfunded floating rate loan interests	77	8,882	—	744
Prepaid expenses	6,160	—	7,123	2,118

Total assets	1,431,894,489	2,135,760,468	2,010,112,134	461,053,191

LIABILITIES
Foreign bank overdraft(e)	—	—	—	30,118
Cash received:
Collateral — reverse repurchase agreements	270,000	—	—	—
Collateral — OTC derivatives	480,000	430,000	—	—
Options written, at value(f)	6,963,280	4,520	—	—
TBA sale commitments, at value(g)	54,786,845	—	—	—
Reverse repurchase agreements, at value	405,521,969	—	587,016,617	—
Payables:
Investments purchased	110,894,904	9,974,222	461,025	14,956,378
Accounting services fees	53,895	74,515	72,177	22,091
Bank borrowings	—	647,000,000	—	143,000,000
Capital gains distributions	8,368,921	—	—	—
Custodian fees	28,883	23,606	14,739	9,378
Income dividend distributions	4,027,881	9,520,606	7,845,246	1,447,227
Interest expense	—	523,440	—	119,908
Investment advisory fees	533,058	1,070,268	1,049,027	281,339
Trustees’ and Officer’s fees	330,093	833,537	1,085,775	304,058
Other accrued expenses	46,886	276,939	113,925	22,158
Professional fees	134,289	225,109	120,557	92,354
Transfer agent fees	15,564	23,794	181,737	5,583
Variation margin on futures contracts	49,353	523	4,744	—
Variation margin on centrally cleared swaps	579,186	—	—	—
Swap premiums received	3,009,698	145,844	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	152,764	438,833	—	48,996
OTC swaps	333,249	23,865	—	—
Unfunded floating rate loan interests	—	—	—	1,456

Total liabilities	596,580,718	670,589,621	597,965,569	160,341,044

NET ASSETS	$835,313,771	$1,465,170,847	$1,412,146,565	$300,712,147

F I N A N C I A L S T A T E M E N T S	125

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BHK	HYT(a)	BTZ	BGT

NET ASSETS CONSIST OF
Paid-in capital(h)(i)(j)	$755,282,330	$1,550,444,070	$1,253,197,058	$328,698,709
Accumulated earnings (loss)	80,031,441	(85,273,223)	158,949,507	(27,986,562)

NET ASSETS	$835,313,771	$1,465,170,847	$1,412,146,565	$300,712,147

Net asset value(h)(i)(j)	$15.47	$11.99	$15.10	$13.44

(a) Consolidated Statement of Assets and Liabilities
(b) Investments, at cost — unaffiliated	$1,251,332,942	$2,049,194,434	$1,777,449,285	$451,512,269
(c) Investments, at cost — affiliated	$25,976,159	$7,427,338	$22,030,719	$—
(d) Foreign currency, at cost	$776,694	$132,533	$—	$—
(e) Foreign bank overdraft, at cost	$—	$—	$—	$29,409
(f) Premiums received	$7,051,586	$12,208	$—	$—
(g) Proceeds from TBA sale commitments	$54,792,928	$—	$—	$—
(h) Shares outstanding	53,993,036	122,215,737	93,507,103	22,368,273
(i) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(j) Par value	$0.001	$0.10	$0.001	$0.001

See notes to financial statements.

126	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2021

	BHK	HYT(a)	BTZ	BGT

INVESTMENT INCOME
Dividends — unaffiliated	$272,569	$1,436,430	$2,247,759	$78,045
Dividends — affiliated	1,811	363,165	1,719	105,773
Interest — unaffiliated	45,830,679	110,334,892	93,249,694	18,932,909
Other income — unaffiliated	—	704,746	—	370,283
Other income — affiliated	415	—	—	—
Foreign taxes withheld	(28)	—	—	—

Total investment income	46,105,446	112,839,233	95,499,172	19,487,010

EXPENSES
Investment advisory	6,346,874	12,747,089	12,609,268	3,278,697
Accounting services	158,473	225,940	219,735	65,209
Professional	100,690	108,583	103,617	106,677
Trustees and Officer	96,855	206,367	255,303	63,726
Custodian	87,264	81,295	44,178	29,770
Transfer agent	55,268	88,246	221,024	43,452
Registration	18,850	58,086	36,301	8,524
Commitment costs	—	29,292	—	12,317
Miscellaneous	99,161	380,613	142,554	28,021

Total expenses excluding interest expense	6,963,435	13,925,511	13,631,980	3,636,393
Interest expense	338,656	5,957,771	2,616,516	1,252,309

Total expenses	7,302,091	19,883,282	16,248,496	4,888,702
Less:
Fees waived and/or reimbursed by the Manager	(5,104)	(48,922)	(5,415)	(24,488)

Total expenses after fees waived and/or reimbursed	7,296,987	19,834,360	16,243,081	4,864,214

Net investment income	38,808,459	93,004,873	79,256,091	14,622,796

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	14,791,493	57,412,170	16,676,129	3,515,935
Investments — affiliated	—	62,881	—	598,638
Forward foreign currency exchange contracts	727,284	3,121,314	—	72,353
Foreign currency transactions	(52,767)	(272,577)	(77,810)	(47,565)
Futures contracts	1,970,735	4,634,475	2,563,213	—
Options written	1,830,598	(660)	2,886,052	—
Swaps	(296,665)	2,253,682	(79,350)	5,989

	18,970,678	67,211,285	21,968,234	4,145,350

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(54,173,124)	(41,808,602)	(62,916,378)	11,067
Investments — affiliated	—	105,066	—	(629,310)
Forward foreign currency exchange contracts	143,253	878,228	—	43,427
Foreign currency translations	(76,878)	(36,354)	(5,777)	(823)
Futures contracts	1,672,859	(85,936)	(780,696)	—
Options written	(2,723,043)	7,688	87,558	—
Swaps	1,472,480	(748,455)	75,621	68,739
Unfunded floating rate loan interests	77	8,882	—	(434)

	(53,684,376)	(41,679,483)	(63,539,672)	(507,334)

Net realized and unrealized gain (loss)	(34,713,698)	25,531,802	(41,571,438)	3,638,016

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,094,761	$118,536,675	$37,684,653	$18,260,812

(a)	Consolidated Statement of Operations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	127

Statements of Changes in Net Assets

	BHK		HYT(a)
	Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,808,459	$38,672,682	$93,004,873	$96,242,373
Net realized gain (loss)	18,970,678	16,499,153	67,211,285	(33,028,961)
Net change in unrealized appreciation (depreciation)	(53,684,376)	49,956,262	(41,679,483)	55,781,645

Net increase in net assets resulting from operations	4,094,761	105,128,097	118,536,675	118,995,057

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(56,675,846)	(44,507,265)	(98,245,910)	(100,401,036)
Return of capital	—	—	(15,806,301)	(13,554,876)

Decrease in net assets resulting from distributions to shareholders	(56,675,846)	(44,507,265)	(114,052,211)	(113,955,912)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	925,044	—	3,779,473	—

NET ASSETS
Total increase (decrease) in net assets	(51,656,041)	60,620,832	8,263,937	5,039,145
Beginning of year	886,969,812	826,348,980	1,456,906,910	1,451,867,765

End of year	$835,313,771	$886,969,812	$1,465,170,847	$1,456,906,910

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

128	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BTZ		BGT
	Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$79,256,091	$79,503,585	$14,622,796	$15,066,809
Net realized gain (loss)	21,968,234	20,528,950	4,145,350	(12,507,913)
Net change in unrealized appreciation (depreciation)	(63,539,672)	62,634,726	(507,334)	135,008

Net increase in net assets resulting from operations	37,684,653	162,667,261	18,260,812	2,693,904

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(80,320,881)	(79,320,638)	(14,667,710)	(15,793,436)
Return of capital	(13,796,133)	(14,794,018)	(2,693,947)	(4,425,207)

Decrease in net assets resulting from distributions to shareholders	(94,117,014)	(94,114,656)	(17,361,657)	(20,218,643)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	425,778	—	106,634	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(155,227,064)	(419,729)	(6,057,572)

Net increase (decrease) in net assets derived from capital share transactions	425,778	(155,227,064)	(313,095)	(6,057,572)

NET ASSETS
Total increase (decrease) in net assets	(56,006,583)	(86,674,459)	586,060	(23,582,311)
Beginning of year	1,468,153,148	1,554,827,607	300,126,087	323,708,398

End of year	$1,412,146,565	$1,468,153,148	$300,712,147	$300,126,087

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	129

Statements of Cash Flows

Year Ended December 31, 2021

	BHK	HYT(a)	BTZ	BGT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,094,761	$118,536,675	$37,684,653	$18,260,812
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	634,560,367	1,184,321,090	478,290,842	222,620,315
Purchases of long-term investments	(721,778,634)	(1,143,841,142)	(429,955,675)	(234,141,643)
Net proceeds from sales (purchases) of short-term securities	(17,971,323)	310,000	883,775	—
Amortization of premium and accretion of discount on investments and other fees	1,097,648	2,708,167	2,561,977	(824,127)
Premiums paid on closing options written	(11,940,959)	(11,167)	(6,734,744)	—
Premiums received from options written	11,378,604	22,715	6,491,869	—
Net realized gain on investments and options written	(16,622,091)	(57,284,408)	(19,549,586)	(4,114,573)
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	56,059,885	41,557,193	62,753,199	575,250
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	185	32	361	21
Dividends — unaffiliated	—	(36,713)	17,812	—
Interest — unaffiliated	(15,753)	2,953,370	396,844	143,447
Variation margin on futures contracts	(47,695)	(234)	(16,133)	—
Variation margin on centrally cleared swaps	—	—	—	(6,346)
Swap premiums paid	(4,409)	37,823	15,776	—
Prepaid expenses	2,123	13,253	6,797	673
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	270,000	—	(11,978,492)	—
Collateral — OTC derivatives	(10,000)	(410,000)	(190,000)	—
Payables
Accounting services fees	(17,590)	(24,030)	(26,268)	(10,160)
Custodian fees	(16,199)	(25,317)	(7,406)	(5,086)
Interest expense	77,974	(25,907)	(442,013)	917
Investment advisory fees	33,593	3,826	(33,857)	8,656
Trustees’ and Officer’s fees	62,788	128,229	169,173	36,035
Other accrued expenses	(68,468)	53,413	4,969	(5,951)
Professional fees	(11,392)	(59,855)	10,716	(7,492)
Transfer agent fees	(31,786)	(52,781)	98,002	(1,314)
Variation margin on futures contracts	(70,659)	(155,728)	(130,189)	—
Variation margin on centrally cleared swaps	453,091	—	—	—
Swap premiums received	(574,818)	(66,476)	—	—

Net cash provided by (used for) operating activities	(61,090,757)	148,652,028	120,322,402	2,529,434

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(47,377,561)	(110,248,458)	(93,688,878)	(17,256,795)
Payments for bank borrowings	—	(607,000,000)	—	(140,000,000)
Net payments on redemption of capital shares	—	—	—	(419,729)
Proceeds from bank borrowings	—	569,000,000	—	154,000,000
Increase (decrease) in bank overdraft	(89,584)	(819,608)	—	30,118
Net borrowing of reverse repurchase agreements	108,522,981	—	(26,713,550)	—

Net cash provided by (used for) for financing activities	61,055,836	(149,068,066)	(120,402,428)	(3,646,406)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(71,748)	(1,295)	(5,777)	(823)

130	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows   (continued)

Year Ended December 31, 2021

	BHK	HYT(a)	BTZ	BGT

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(106,669)	$(417,333)	$(85,803)	$(1,117,795)
Restricted and unrestricted cash and foreign currency at beginning of year	12,551,063	2,168,516	2,623,803	2,771,277

Restricted and unrestricted cash and foreign currency at end of year	$12,444,394	$1,751,183	$2,538,000	$1,653,482

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$260,682	$5,983,678	$3,058,529	$1,251,392

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$925,044	$3,779,473	$425,778	$106,634

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$130,090	$1,583,021	$—	$1,367,482
Cash pledged
Collateral — reverse repurchase agreements	—	—	524,000	—
Collateral — exchange-traded options written	—	—	1,200,000	—
Collateral — OTC derivatives	2,850,000	—	—	—
Futures contracts	2,186,970	34,000	814,000	—
Centrally cleared swaps	6,505,940	—	—	286,000
Foreign currency at value	771,394	134,162	—	—

	$12,444,394	$1,751,183	$2,538,000	$1,653,482

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

FIN A N C I A L S T A T E M E N T S	131

Financial Highlights

(For a share outstanding throughout each period)

	BHK
	Year Ended December 31,			Period from 09/01/19 to 12/31/19		Year Ended August 31,

	2021		2020			2019	2018	2017

Net asset value, beginning of period	$16.45		$15.32	$15.79		$14.08	$14.96	$15.25

Net investment income(a)	0.72		0.72	0.22		0.66	0.72	0.76
Net realized and unrealized gain (loss)	(0.65)		1.24	(0.36)		1.82	(0.82)	(0.27)

Net increase (decrease) from investment operations	0.07		1.96	(0.14)		2.48	(0.10)	0.49

Distributions(b)
From net investment income	(0.80)		(0.64)	(0.27)		(0.73)	(0.78)	(0.78)
From net realized gain	(0.25)		(0.19)	(0.04)		(0.04)	—	—
Return of capital	—		—	(0.02)		—	—	—

Total distributions	(1.05)		(0.83)	(0.33)		(0.77)	(0.78)	(0.78)

Net asset value, end of period	$15.47		$16.45	$15.32		$15.79	$14.08	$14.96

Market price, end of period	$16.51		$16.30	$14.58		$14.56	$12.85	$14.10

Total Return(c)
Based on net asset value	0.50	%(d)	13.24%	(0.75	)%(e)	18.86%	(0.24)%	3.88%

Based on market price	8.25%		17.90%	2.43	%(e)	20.09%	(3.40)%	4.20%

Ratios to Average Net Assets(f)
Total expenses	0.85%		0.91%	1.42	%(g)(h)	1.72%	1.60%	1.16%

Total expenses after fees waived and/or reimbursed	0.85%		0.90%	1.42	%(g)	1.72%	1.60%	1.16%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.81%		0.75%	0.79	%(g)	0.77%	0.82%	0.78%

Net investment income	4.50%		4.52%	4.15	%(g)	4.63%	4.99%	5.19%

Supplemental Data
Net assets, end of period (000)	$835,314		$886,970	$826,349		$851,650	$759,385	$806,848

Borrowings outstanding, end of period (000)	$405,522		$296,921	$271,749		$273,621	$316,216	$289,078

Portfolio turnover rate(i)	54%		69%	21%		27%	28%	32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.45%.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period from 09/01/19 to 12/31/19	Year Ended August 31,

	2021	2020		2019	2018	2017

Portfolio turnover rate (excluding MDRs)	34%	55%	11%	27%	28%	32%

See notes to financial statements.

132	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	HYT(a)

	Year Ended December 31,		Period from 09/01/19 to 12/31/19		Year Ended August 31,
	2021	2020			2019	2018	2017

Net asset value, beginning of period	$11.95	$11.91	$11.82		$11.90	$12.22	$11.79

Net investment income(b)	0.76	0.79	0.25		0.79	0.83	0.85
Net realized and unrealized gain (loss)	0.21	0.18	0.22		(0.01)	(0.31)	0.47

Net increase from investment operations	0.97	0.97	0.47		0.78	0.52	1.32

Distributions(c)
From net investment income	(0.80)	(0.82)	(0.35)		(0.86)	(0.84)	(0.89)
Return of capital	(0.13)	(0.11)	(0.03)		—	—	—

Total distributions	(0.93)	(0.93)	(0.38)		(0.86)	(0.84)	(0.89)

Net asset value, end of period	$11.99	$11.95	$11.91		$11.82	$11.90	$12.22

Market price, end of period	$12.34	$11.43	$11.20		$10.51	$10.70	$11.13

Total Return(d)
Based on net asset value	8.42%	9.57%	4.28	%(e)	8.06%	5.25%	12.41	%(f)

Based on market price	16.66%	11.45%	10.28	%(e)	6.86%	3.91%	10.94%

Ratios to Average Net Assets(g)
Total expenses	1.35%	1.50%	1.92	%(h)(i)	2.19%	1.99%	1.54%

Total expenses after fees waived and/or reimbursed	1.34%	1.49%	1.92	%(h)	2.19%	1.99%	1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93%	0.94%	0.93	%(h)	0.92%	0.94%	0.91%

Net investment income	6.30%	7.06%	6.39	%(h)	6.87%	6.88%	7.04%

Supplemental Data
Net assets, end of period (000)	$1,465,171	$1,456,907	$1,451,868		$1,440,436	$1,482,422	$1,545,622

Borrowings outstanding, end of period (000)	$647,000	$685,000	$607,000		$486,000	$647,000	$649,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,265	$3,127	$3,392		$3,965	$3,292	$3,382

Portfolio turnover rate	54%	82%	20%		64%	65%	75%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.95%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTZ

	Year Ended December 31,		Period from 11/01/19 to 12/31/19		Year Ended October 31,
	2021	2020			2019	2018	2017

Net asset value, beginning of period	$15.71	$14.97	$14.94		$13.72	$14.88	$14.61

Net investment income(a)	0.85	0.84	0.13		0.79	0.81	0.81
Net realized and unrealized gain (loss)	(0.45)	0.91	0.15		1.25	(1.17)	0.30

Net increase (decrease) from investment operations	0.40	1.75	0.28		2.04	(0.36)	1.11

Distributions(b)
From net investment income	(0.86)	(0.85)	(0.23)		(0.79)	(0.80)	(0.79)
Return of capital	(0.15)	(0.16)	(0.02)		(0.03)	—	(0.05)

Total distributions	(1.01)	(1.01)	(0.25)		(0.82)	(0.80)	(0.84)

Net asset value, end of period	$15.10	$15.71	$14.97		$14.94	$13.72	$14.88

Market price, end of period	$15.05	$14.71	$13.98		$13.55	$11.72	$13.36

Total Return(c)
Based on net asset value	2.73%	12.78%	2.02	%(d)	16.17%	(1.72)%	8.53%

Based on market price	9.36%	13.07%	5.05	%(d)	23.34%	(6.49)%	10.62%

Ratios to Average Net Assets(e)
Total expenses	1.12%	1.35%	1.68	%(f)(g)	2.26%	1.82%	1.23%

Total expenses after fees waived and/or reimbursed	1.12%	1.35%	1.68	%(f)(g)	2.25%	1.82%	1.23%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%	0.94%	0.92	%(f)	1.08%	0.94%	0.87%

Net investment income	5.49%	5.69%	5.29	%(f)	5.57%	5.69%	5.53%

Supplemental Data
Net assets, end of period (000)	$1,412,147	$1,468,153	$1,554,828		$1,551,243	$1,439,954	$1,598,034

Borrowings outstanding, end of period (000)	$587,017	$614,172	$577,231		$568,461	$707,102	$477,822

Portfolio turnover rate	20%	34%	2%		18%	30%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.70%.

See notes to financial statements.

134	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGT

	Year Ended December 31,		Period from 11/01/19 to 12/31/19		Year Ended October 31,
	2021	2020			2019	2018	2017

Net asset value, beginning of period	$13.40	$14.10	$13.95		$14.33	$14.49	$14.41

Net investment income(a)	0.65	0.66	0.12		0.80	0.76	0.73
Net realized and unrealized gain (loss)	0.17	(0.47)	0.26		(0.37)	(0.21)	0.12

Net increase from investment operations	0.82	0.19	0.38		0.43	0.55	0.85

Distributions(b)
From net investment income	(0.66)	(0.69)	(0.23)		(0.81)	(0.71)	(0.77)
Return of capital	(0.12)	(0.20)	—		—	—	—

Total distributions	(0.78)	(0.89)	(0.23)		(0.81)	(0.71)	(0.77)

Net asset value, end of period	$13.44	$13.40	$14.10		$13.95	$14.33	$14.49

Market price, end of period	$13.99	$11.79	$12.87		$12.42	$12.72	$14.31

Total Return(c)
Based on net asset value	6.43%	2.83%	2.89	%(d)	4.00%	4.25%	6.13%

Based on market price	25.91%	(0.88)%	5.48	%(d)	4.31%	(6.30)%	11.21%

Ratios to Average Net Assets(e)
Total expenses	1.61%	1.72%	2.11	%(f)	2.41%	2.29%	1.92%

Total expenses after fees waived and/or reimbursed	1.60%	1.70%	2.11	%(f)	2.41%	2.29%	1.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.19%	1.17%	1.28	%(f)	1.16%	1.21%	1.20%

Net investment income	4.82%	5.13%	5.23	%(f)	5.68%	5.27%	5.02%

Supplemental Data
Net assets, end of period (000)	$300,712	$300,126	$323,708		$321,091	$339,096	$342,890

Borrowings outstanding, end of period (000)	$143,000	$129,000	$130,000		$123,000	$142,000	$150,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,103	$3,327	$3,490		$3,610	$3,389	$3,287

Portfolio turnover rate	50%	65%	6%		53%	57%	63%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	135

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l., BLK CYE (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiaries”) and HYT Subsidiary LLC (Delaware) (the “U.S. Subsidiary”), which are wholly-owned taxable subsidiaries of HYT (collectively, the “Taxable Subsidiaries”). The U.S. Subsidiary enables the Trust to hold investments in operating companies and still satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiaries hold shares of private Canadian companies. Such shares are held in the Taxable Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which that gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiaries may be taxable to such subsidiary in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for HYT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. HYT may invest up to 25% of its total assets in the U.S. Subsidiary. The net assets of the Luxembourg Subsidiaries and U.S. Subsidiary as of period end were $200,929 and $1,351,073, which is 0.0% and 0.1%, respectively, of HYT consolidated net assets. Intercompany accounts and transactions have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to the Trust.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. Each Trust has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as

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Notes to Financial Statements  (continued)

“Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

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Notes to Financial Statements  (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2021, certain investments of HYT were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations,

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is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BHK	New Arclin U.S. Holding Corp.	$16,201	$16,120	$16,164	$44
	Sovos Compliance, LLC	17,490	17,490	17,523	33
HYT	Intelsat Jackson Holdings SA	1,012,077	1,002,235	1,010,498	8,263
	New Arclin U.S. Holding Corp.	129,776	129,126	129,478	352
	Sovos Compliance, LLC	141,914	141,914	142,181	267
BGT	CP Iris Holdco I, Inc.	72,634	72,634	72,452	(182)
	EyeCare Partners LLC	21,166	21,166	21,066	(100)
	Intelsat Jackson Holdings SA	19,336	19,148	19,306	158
	Medical Solutions LLC	272,567	271,398	271,984	586
	Precision Medicine Group LLC	96,813	96,813	95,785	(1,028)
	Trident TPI Holdings, Inc.	53,060	84,769	84,623	(146)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2021, the average daily amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Weighted Average Interest Rate

BHK	$406,681,210	0.08%
BTZ	589,821,744	0.44

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Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BHK and BTZ’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount

BHK
BNP Paribas S.A.	$(217,748,992)	$217,748,992	$—	$—
Credit Agricole Corporate and Investment Bank	(27,442,903)	27,442,903	—	—
Credit Suisse Securities (USA) LLC	(403,462)	403,462	—	—
HSBC Securities (USA), Inc.	(9,173,064)	9,173,064	—	—
Nomura Securities International, Inc.	(88,835,025)	88,835,025	—	—
RBC Capital Markets LLC	(72,626)	72,626	—	—
Royal Bank of Canada	(54,009,505)	54,009,505	—	—
TD Securities (USA) LLC	(7,836,392)	7,836,392	—	—

	$(405,521,969)	$405,521,969	$—	$—

(a)

Net collateral, including accrued interest, with a value of $410,865,203 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount

BTZ
Barclays Capital, Inc.	$(146,464,904)	$146,464,904	$—	$—
BNP Paribas S.A.	(81,309,715)	81,309,715	—	—
Credit Suisse Securities (USA) LLC	(24,635,414)	24,635,414	—	—
J.P. Morgan Securities LLC	(10,593,940)	10,593,940	—	—
RBC Capital Markets LLC	(312,109,367)	312,109,367	—	—
TD Securities (USA) LLC	(11,903,277)	11,903,277	—	—

	$(587,016,617)	$587,016,617	$—	$—

(a)

Net collateral, including accrued interest, with a value of $658,001,577 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable)

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on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to

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deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

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For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BHK, BTZ and BGT pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of the Trust’s managed assets.

Trust Name	Investment Advisory Fees

BHK	0.50%
BTZ	0.62
BGT	0.75

For purposes of calculating these fees, “managed assets” are determined as total assets of (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and, with respect to BHK and BTZ, BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BHK	$5,104
HYT	527
BTZ	5,415
BGT	141

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

HYT	$48,395
BGT	24,347

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements   (continued)

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BHK	$200,462	$175,418	$(40,916)

BTZ	1,177,656	—	—

During the year ended December 31, 2021, BHK received a reimbursement of $415 from an affiliate, which is included in Other income — affiliated in the Statements of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, including paydowns/payups and excluding short-term securities, were as follows:

Trust Name	Purchases	Sales

BHK	$826,064,536	$678,074,373

HYT	1,147,961,879	1,182,410,094

BTZ	407,382,601	453,767,447

BGT	231,860,478	228,821,084

For the year ended December 31, 2021, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales
BHK	$248,190,892	$248,750,087

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/21	Year Ended 12/31/20

BHK
Ordinary income	$51,529,173	$34,793,265
Long-term capital gains	5,146,673	9,714,000

	$56,675,846	$44,507,265

HYT
Ordinary income	$98,245,910	$100,401,035
Return of capital	15,806,301	13,554,877

	$114,052,211	$113,955,912

BTZ
Ordinary income	$80,320,881	$79,320,638
Return of capital	13,796,133	14,794,018

	$94,117,014	$94,114,656

BGT
Ordinary income	$14,667,710	$15,793,436
Return of capital	2,693,947	4,425,207

	$17,361,657	$20,218,643

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Notes to Financial Statements   (continued)

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Loss(c)	Total

BHK	$5,704,634	$—	$74,326,807	$—	$80,031,441
HYT	—	(121,511,509)	36,238,286	—	(85,273,223)
BTZ	—	(11,269,126)	170,218,633	—	158,949,507
BGT	—	(24,851,216)	(3,064,009)	(71,337)	(27,986,562)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to Trustees, the classification of investment, investments in wholly owned subsidiaries and dividend recognized for tax purposes.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended December 31, 2021, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts

HYT	$58,558,769
BTZ	19,228,660
BGT	3,745,192

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BHK	$1,279,131,852	$105,168,575	$(30,365,730)	$74,802,845
HYT	2,057,992,317	92,843,233	(45,173,927)	47,669,306
BTZ	1,803,867,500	200,008,564	(20,864,172)	179,144,392
BGT	451,701,161	2,953,124	(4,256,831)	(1,303,707)

9.	BANK BORROWINGS

BGT and HYT are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT and BGT. As of period end, HYT and BGT have not received any notice to terminate. HYT and BGT has granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the maximum commitment amounts of $732,000,000 for HYT and $168,000,000 for BGT.

Advances will be made by SSB to BGT and HYT, at HYT and BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, BGT and HYT paid a commitment fee (based on the daily unused portion of the commitments). Advances to BGT and HYT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT and HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended December 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rates for BGT and HYT for loans under the revolving credit agreements were as follows:

Trust Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate

HYT	$696,000,000	$647,367,123	0.92%
BGT	144,000,000	134,068,493	0.93

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements   (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally

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Notes to Financial Statements   (continued)

cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11. CAPITAL	SHARE TRANSACTIONS

BHK, BTZ and BGT is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Year Ended 12/31/21	Year Ended 12/31/20
BHK
Shares issued from dividend reinvestment	57,910	—
HYT
Shares issued from dividend reinvestment	311,681	—
BTZ
Shares issued from dividend reinvestment	28,104	—
BGT
Shares issued from dividend reinvestment	7,902	—

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended December 31, 2021, BHK, HYT and BTZ did not repurchase any shares.

The total cost of the shares repurchased is reflected in Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BTZ		BGT

	Shares	Amounts	Shares	Amounts

Year Ended December 31, 2021	—	$—	35,289	$419,729
Year Ended December 31, 2020	10,386,555	155,227,064	557,488	6,057,572

N O T E S T O F I N A N C I A L S T A T E M E N T S	149

Notes to Financial Statements  (continued)

12. SUBSEQUENT	EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BHK	12/20/21	12/31/21	01/11/22	$0.074600
	12/20/21	12/31/21	01/11/22	0.062386	(a)
	12/20/21	12/31/21	01/11/22	0.092614	(b)
	02/01/22	02/15/22	02/28/22	0.074600
HYT	12/20/21	12/31/21	01/11/22	0.077900
	02/01/22	02/15/22	02/28/22	0.077900
BTZ	12/20/21	12/31/21	01/11/22	0.083900
	02/01/22	02/15/22	02/28/22	0.083900
BGT	12/20/21	12/31/21	01/11/22	0.064700
	02/01/22	02/15/22	02/28/22	0.064700

(a)	Special short-term capital gain distribution.
(b)	Special long-term capital gain distribution.

On February 1, 2022, HYT filed a prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 40,000,000 Common Shares, through an equity shelf program (a “Shelf Offering”). On February 9, 2022, BHK filed a prospectus with the SEC allowing it to issue an additional 15,000,000 Common Shares through a Shelf Offering. Under the Shelf Offerings, each Trust, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing).

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc., BlackRock Credit Allocation Income Trust and BlackRock Floating Rate Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Core Bond Trust, BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust, including the schedules of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Corporate High Yield Fund, Inc. (collectively with the BlackRock Core Bond Trust, BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust, the “Funds”), including the consolidated schedule of investments, as of December 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights

BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc	For each of the two years in the period ended December 31, 2021, for the period from September 1, 2019 through December 31, 2019, and for each of the three years in the period ended August 31, 2019

BlackRock Credit Allocation Income Trust, BlackRock Floating Rate Income Trust	For each of the two years in the period ended December 31, 2021, for the period from November 1, 2019 through December 31, 2019, and for each of the three years in the period ended October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Trust Name	Qualified Dividend Income

BHK	$3,912,107
HYT	3,784,687
BTZ	14,028,758

The Trust hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Trust Name	20% Rate Long-Term Capital Gain Dividends
BHK	$5,146,673

The Trust hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2021:

Trust Name	Federal Obligation Interest

BHK	$219,378

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction

BHK	4.89%
HYT	2.16
BTZ	10.61

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Trust Name	Interest Dividend

BHK	$36,771,480

HYT	93,345,371
BTZ	67,072,532
BGT	14,630,249

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Trust Name	Interest Related Dividends	Qualified Short-Term Capital Gains

BHK	$28,725,191	$8,347,997

HYT	75,798,878	—
BTZ	52,988,942	—
BGT	11,481,781	—

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Credit Allocation Income Trust (BTZ)

The investment objective of the Trust is to seek current income, current gains and capital appreciation.

The Trust, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities.

The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Trust may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

The Trust may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

The Trust may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Under normal market conditions, the Trust may invest without limitation in securities rated below investment grade at the time of purchase. However, it is anticipated, under current market conditions, that the Trust will have an average credit quality of at least investment grade.

Securities rated below investment grade include securities that are rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or securities comparably rated by other rating agencies or in unrated securities determined by the BlackRock Advisors, LLC (the

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“Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Fund’s sub-advisor, to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are generally regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in the Trust’s relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objective(s) will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Under normal market conditions, up to 50% of the Trust’s Managed Assets may be invested in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). The Trust may also invest in non-U.S. securities of so-called emerging market issuers. A company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.

The Trust may make short sales of securities. However, the Trust may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets, or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

During periods in which the Advisors determine that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending reinvestment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments.

The Advisors’ determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Advisors currently anticipate that these are the only circumstances in which the Trust will invest in short-term debt securities.
The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust’s net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

The Trust may enter into interest rate swap or cap transactions.

The Trust may, but is not required to, use various strategic transactions to facilitate portfolio management, mitigate risks and enhance total return. Although the Advisors seek to use the practices to further the Trust’s investment objective, no assurance can be given that these practices will achieve this result.

The Trust may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. These derivative instruments may be transacted on an exchange or over-the-counter. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.”

The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential total returns.

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Leverage: The Trust uses leverage to seek to obtain its investment objective. The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, these objectives cannot be achieved in all interest rate environments. The Trust may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Borrowings may be made by the Trust through dollar roll transactions.

The Trust is able to issue preferred shares.

BlackRock Floating Rate Income Trust (BGT)

The Trust’s investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. The Trust will pursue its objectives by investing in a global portfolio of floating rate securities, including investing a significant amount in U.S. and non-U.S. senior secured floating rate loans (“Senior Loans”). Senior Loans are made to corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically by reference to a base lending rate, primarily LIBOR, plus a premium. It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancing and internal growth and for other corporate purposes of borrowers.

Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in senior, secured loans made to corporate and other business entities. The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders. The Trust may also invest up to 20% of its Managed Assets in fixed rate instruments of U.S. and non-U.S. issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-related and asset-backed securities. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Under normal market conditions, the Trust expects its portfolio to have a duration of no more than 1.5 years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, a hypothetical portfolio with a duration of 1.5 years means that a 1% decrease in interest rates will increase the net asset value of the portfolio by approximately 1.5%; if interest rates increase by 1%, the net asset value will decrease by 1.5%. If this portfolio were leveraged, its net asset value, in the example, may fall more than 1.5% because changes in the net asset value of the Trust are borne entirely by the common shareholders.

Under current market conditions, the Trust expects that substantially all of its portfolio will consist of below investment grade debt securities, commonly referred to as “junk bonds,” rated as such at the time of investment, meaning that such bonds are rated by national rating agencies below the four highest grades or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors’), the Fund’s sub-advisor. S&P Global Ratings (“S&P”) and Fitch Ratings, Inc ( “Fitch”) consider securities rated below BBB- to be below investment grade and Moody’s Investors Service, Inc. (“Moody’s”) considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to issuers’ capacity to pay interest and repay principal. The remainder of the Trust’s assets will be invested in investment grade debt securities. The Trust may invest in individual securities of any credit quality.

The Trust expects to invest 30% of its Managed Assets in securities of non-U.S. issuers. The Trust will generally invest in U.S. dollar-denominated securities or in non U.S. dollar-denominated securities for which currency exchange exposure versus the U.S. dollar has been hedged. However, the Trust may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities whose currency exchange exposure versus the U.S. dollar remains unhedged. The Trust will not invest 25% or more of its Managed Assets in securities issued or guaranteed by any non-U.S. government, its agencies, instrumentalities or corporations. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in non-U.S. securities.

The Trust may invest in illiquid securities and securities for which prices are not readily available without limit. The Trust may implement various temporary “defensive” strategies at times when the Advisor determine that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and high-quality, short-term debt securities.

Leverage: The Trust currently utilizes leverage for investment purposes in the form of a bank credit facility. The Trust may borrow through reverse repurchase agreements, dollar rolls and other investment techniques. The Fund also has the ability to utilize leverage through the issuance of preferred shares.

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BlackRock Core Bond Trust (BHK)

The Trust’s investment objective is to provide current income and capital appreciation.

As a non-fundamental policy, under normal market conditions, the Trust invests at least 80% of its assets in bonds. Bonds held by the Trust may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to bonds, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities. Under current market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, mortgage-related securities and U.S. government and agency debt securities.

The Trust will also invest in bonds that, in the opinion of BlackRock Advisors, LLC (the “Manager”) and BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and collectively with the Manager and BIL, the “Advisors”), the Fund’s sub-advisors, are underrated or undervalued or have the potential for above-average current income and capital appreciation. Underrated bonds are those whose ratings do not, in Advisors’ opinion, reflect their true creditworthiness. Undervalued bonds are bonds that, in the opinion of the Advisors, are worth more than the value assigned to them in the marketplace. The Advisors may at times believe that bonds associated with a particular market sector (for example, mortgage-related securities), or issued by a particular issuer, are undervalued. The Advisors may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Advisors consider undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Bonds of particular issuers (for example, the Federal Home Loan Mortgage Association) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of bonds of the market sector for reasons that do not apply to the particular bonds that are considered undervalued. The Trust’s investment in underrated or undervalued bonds will be based on the Advisors’ belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. The Trust may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Trust invests primarily in investment grade bonds. Under normal market conditions, the Trust invests at least 75% of its total managed assets in investment grade quality bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency) by one nationally recognized rating agency or are unrated but judged to be of comparable quality by the Advisors. Bonds that are rated by two or more nationally recognized rating agencies will be considered to have the higher credit rating. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher rated bonds. The Trust may invest up to 25% of its total managed assets in bonds that are rated, at the time of investment, Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by the Advisors. Bonds of below investment grade quality are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The lowest rated bonds in which the Trust may invest are securities rated in the category “C” or determined by the Advisors to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Advisors may consider such factors as the Advisors’ assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

The Trust may invest up to 10% of its total managed assets in bonds denominated in currencies other than the U.S. dollar.

The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Trust may invest directly.

As part of the management of the Trust, the Advisors manage the effective duration of the Trust’s portfolio. The target duration of the Trust’s portfolio may change from time to time.

The Advisors may, but are not required to, when consistent with the Trust’s investment objective, use various strategic investment transactions to earn income, facilitate portfolio management and mitigate risks, including currency risk. The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the Trust’s total managed assets will be committed to variation margin for Strategic Transactions for non-hedging purposes.

During temporary defensive periods and in order to keep the Trust fully invested, the Trust may invest up to 100% of its total managed assets in short-term investments. The Trust may not achieve its investment objective under these circumstances.

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Leverage: The Trust currently utilizes leverage for investment purposes in the form of reverse repurchase agreements. The Trust may borrow from banks or other financial institutions and may also borrow additional funds using such investment techniques and in such amounts as the Advisors may from time to time determine.

Borrowings may be made by the Trust through dollar roll transactions.

Although the Trust is authorized to issue preferred shares, the Trust anticipates that under current market conditions it will not offer preferred shares.

BlackRock Corporate High Yield Fund, Inc. (HYT)

The Trust’s primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”).

The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated below investment grade by the established rating services (Ba or lower by Moody’s Investor’s Service, Inc. (“Moody’s”), BB or lower by S&P Global Ratings (“S&P”) or BB or lower by Fitch Ratings, Inc. (“Fitch”) or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the sub-advisor to the Fund, to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives. The Trust may invest in securities of any maturity.

Under normal market conditions, the Trust invests at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in high yield securities, including high yield bonds, corporate loans, convertible debt securities and preferred securities. This is a non-fundamental policy and may be changed by the Board of Directors of the Trust provided that stockholders are provided with at least 60 days’ prior written notice of any change, unless such change was previously approved by shareholders, as required by the rules under the 1940 Act.

High yield securities include high yield bonds (commonly referred to as “junk bonds”), corporate loans, mortgage-related securities, convertible debt securities and preferred securities, which are rated below investment grade or, if unrated, are considered by the Advisors to be of comparable quality. The high yield securities in which the Trust invests may also include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

The Trust may receive warrants or other non-income producing equity securities in connection with its investments in high yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Trust. The Trust may continue to hold such securities until, in the Advisors’ judgment in light of current market conditions, it is advantageous to effect a disposition of such securities.

Although the Trust will invest primarily in below investment grade securities, other than with respect to Distressed Securities (described below), it will not invest in securities in the lowest rating categories (Ca or lower by Moody’s, CC or lower by S&P or CC or lower by Fitch) unless the Advisors believe that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

The Trust may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Trust or are rated in the lowest rating categories (Ca or lower by Moody’s, CC or lower by S&P or CC or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality (“Distressed Securities”).

The Trust may invest, without limitation, in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units (“Non-U.S. Securities”).

The Trust may invest up to 25% of its total assets in corporate loans extended to borrowers by commercial banks or other financial institutions (“Corporate Loans”). The Corporate Loans in which the Trust may invest may be rated below investment grade (Ba or lower by Moody’s, BB or lower by S&P or BB or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality.

The Trust may invest up to 15% of its total assets in convertible debt securities and up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. The convertible debt securities and preferred securities in which the Trust may invest may be rated below investment grade by the established rating services (Ba or lower by Moody’s, BB or lower by S&P or BB or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality.

The Trust may make short sales of securities, provided that the market value of all securities sold short does not exceed 10% of its total assets. The Trust may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. The Trust also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation.

The Trust may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

The Trust has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.

The Trust may engage in various portfolio strategies both to seek to increase its return and to hedge its portfolio against movements in interest rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling.

Leverage: The Trust currently utilizes leverage for investment purposes in the form of a bank credit facility. The Trust generally will not utilize leverage if it anticipates that the Trust’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount

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of time. At times, the Trust could utilize leverage through borrowings, including the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Trust may also leverage through the use of reverse repurchase agreements.

There can be no assurance that the Trust will borrow in order to leverage its assets or, if it does, what percentage of the Trust’s assets such borrowings will represent. The Trust does not currently anticipate issuing any preferred stock.

The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Mortgage- and Asset-Backed Securities Risks (BTZ, BGT and BHK): Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

U.S. Government Mortgage-Related Securities Risk (BTZ): There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the

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United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

U.S. Government Obligations Risk (BTZ, BGT and BHK): Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Senior Loans Risk (BGT): There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Risks of Loan Assignments and Participations (BHK): As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Corporate Loans Risk (BTZ and HYT): Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.

Variable and Floating Rate Instrument Risk (BGT): Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Distressed Securities Risk (HYT): Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Collateralized Bond Obligations Risk (BTZ): The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Collateralized Debt Obligations Risk (BTZ): In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Trust may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Trust could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Zero Coupon Securities Risk (BTZ): While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Capital Trusts Risk (BTZ): These securities are subject to interest rate risk and credit risk.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•

The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

Emerging Markets Risk (BTZ and BGT): Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Sovereign Debt Risk (BGT): Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Equity Securities Risk (HYT) — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk (BTZ, BHK and HYT): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk (BHK and HYT): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

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•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Structured Notes Risk (HYT): Structured notes and other related instruments purchased by the Trust are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Trust to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Leverage Risk: The Trust currently utilizes leverage for investment purposes by borrowing through a credit facility and entering into reverse repurchase agreements, derivative instruments with leverage embedded in them and dollar rolls, as applicable. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•

the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage; • the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash

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collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BTZ, BGT and BHK): Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

Short Sales Risk (BTZ and HYT): Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Securities Lending Risk (BTZ): Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.

Investment Companies and ETFs Risk (BHK and HYT): Subject to the limitations set forth in the 1940 Act and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to BHK, HYT, BTZ and BGT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BHK, HYT, BTZ and BGT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 102 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 102 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 102 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 104 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 102 Portfolios	The Boeing Company since 2021.

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 102 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	165

Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trusts. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trusts.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.

Effective October 1, 2021, BTZ’s portfolio managers are Jeff Cucunato, Mitch Garfin and Charley Hung. Mr. Hung has been a Director of BlackRock since 2013.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	167

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees as follows:

Trust Name	J. Phillip Holloman		Catherine A. Lynch		Karen P. Robards		Frank J. Fabozzi
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BHK	42,358,603	565,435	39,699,158	3,224,880	39,618,323	3,305,716	38,368,242	4,555,797
BTZ	73,903,488	889,700	67,886,789	6,906,399	67,831,365	6,961,823	66,354,048	8,439,140
BGT	15,244,797	1,067,878	15,202,197	1,110,478	15,214,307	1,098,368	15,188,554	1,124,121

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester. Lorenzo A. Flores was appointed as a Trustee effective July 30, 2021.

Shareholders elected the Class II Trustees as follows:

Trust Name	R. Glenn Hubbard		W. Carl Kester		John M. Perlowski		Karen P. Robards
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
HYT	69,696,408	18,867,168	86,648,297	1,915,279	86,804,458	1,759,118	69,955,338	18,608,238

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, J. Phillip Holloman, Catherine A. Lynch and Frank J. Fabozzi. Lorenzo A. Flores was appointed as a Trustee effective July 30, 2021.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

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Additional Information  (continued)

Dividend Policy (continued)

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A D D I T I O N A L I N F O R M A T I O N	169

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
BlackRock (Singapore) Limited(a)	Willkie Farr & Gallagher LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Custodian	Address of the Trusts
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02111	Wilmington, DE 19809

(a)	For BHK and BTZ.

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

CAB	Capital Appreciation Bonds

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

RB	Revenue Bond

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	171

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

TAXBOND-12/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Trust	$69,286	$72,828	$207	$0	$14,100	$14,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Trust	$14,307	$14,100

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised James E. Keenan, Managing Director at BlackRock, David Delbos, Managing Director at BlackRock, Mitchell S. Garfin, Managing Director at BlackRock, Carly Wilson, Managing Director at BlackRock and Abigail Apistolas, Director at Blackrock. Messrs. Keenan, Delbos and Garfin and Mses. Wilson and Apistolas are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Keenan has been a member of the Fund’s management team since 2007. Messrs. Delbos and Garfin and Mses. Wilson and Apistolas have been members of the Fund’s management team since 2018.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Mitchell S. Garfin	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
Carly Wilson	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2016 to 2018; Vice President of BlackRock, Inc. from 2011 to 2015; Associate at BlackRock, Inc. from 2009 to 2010; Associate at R3 Capital Partners from 2008 to 2009; Associate at Lehman Brothers from 2004 to 2008.
Abigail Apistolas	Director of BlackRock, Inc. since 2022; Vice President of BlackRock, Inc. from 2019 to 2021; Associate of BlackRock, Inc. from 2016 to 2018; Associate at Morgan Stanley from 2012 to 2016; Analyst at Morgan Stanley from 2012 to 2014.

(a)(2) As of December 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	28	35	19	0	0	5
	$44.03 Billion	$16.41 Billion	$10.46 Billion	$0	$0	$1.23 Billion
David Delbos	31	25	61	0	0	5
	$41.67 Billion	$15.82 Billion	$17.55 Billion	$0	$0	$1.03 Billion
Mitchell S. Garfin	27	27	61	0	0	5
	$45.92 Billion	$15.54 Billion	$16.87 Billion	$0	$0	$1.03 Billion
Carly Wilson	15	13	8	0	0	0
	$11.73 Billion	$2.38 Billion	$729.3 Million	$0	$0	$0
Abigail Apistolas	13	11	11	0	0	0
	$11.93 Billion	$2.41 Billion	$1.54 Billion	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Delbos and Garfin and Mses. Wilson and Apistolas may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Delbos and Garfin and Mses. Wilson and Apistolas may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James Keenan David Delbos Mitchell S. Garfin	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Carly Wilson	A combination of market-based indices (e.g. ICE BofA 3-Month U.S. Treasury Bill Index).
Abigail Apistolas	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	[$50,001 - $100,000
David Delbos	None
Mitchell S. Garfin	None
Carly Wilson	None
Abigail Apistolas	$1 - $10,000]

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies --Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1] The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Trust

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Trust

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Trust

Date: February 24, 2022